                                                        ------------------------
                                                              OMB APPROVAL
                                                        ------------------------
                                                        OMB Number: 3235-0570
                                                        Expires: August 31, 2010
                                                        Estimated average burden
                                                        hours per response: 18.9
                                                        ------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-01540

                                 AIM Funds Group
               (Exact name of registrant as specified in charter)

                11 Greenway Plaza, Suite 100 Houston, Texas 77046
               (Address of principal executive offices) (Zip code)

       Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 12/31/07

Item 1. Reports to Stockholders.

DOMESTIC EQUITY
Large-Cap Value

                                                         AIM Basic Balanced Fund
                               Annual Report to Shareholders - December 31, 2007

Table of Contents

Letters to Shareholders........    2
Performance Summary............    4
Management Discussion..........    4
Long-term Fund Performance.....    6
Supplemental Information.......    8
Schedule of Investments........    9
Financial Statements...........   18
Notes to Financial Statements..   21
Financial Highlights...........   30
Auditor's Report...............   34
Fund Expenses..................   35
Tax Information................   36                [COVER GLOBE IMAGE]
Trustees and Officers..........   37

[AIM INVESTMENT SOLUTIONS]

        [GRAPHIC]   [GRAPHIC]
        [DOMESTIC     [FIXED
         EQUITY]     INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

     [GRAPHIC]      [GRAPHIC]
      [SECTOR    [INTERNATIONAL/
      EQUITY]    GLOBAL EQUITY]

       [AIM INVESTMENTS LOGO]
      --REGISTERED TRADEMARK--

AIM Basic Balanced Fund

                    Dear Shareholders:

                    I'm pleased to provide you with this report, which includes
   [TAYLOR          a discussion of how your Fund was managed during the period
    PHOTO]          under review, and factors that affected its performance. The following pages contain important information that answers
Philip Taylor       questions you may have about your investment.

                       Despite notable volatility at points throughout the year
                    ended December 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S. Federal Reserve Board (the Fed) to lower short-term interest rates, among other factors.

                       At its mid-September 2007 meeting, the Fed cut its
                    federal funds target rate for the first time since June 2003.(1) That cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address concerns about a weak housing market and problems in the subprime mortgage market, which some feared could adversely affect the U.S. economy. The Fed cut the federal funds target rate again in late October and mid-December in response to continued economic uncertainty.

                       This kind of uncertainty can affect equity, fixed-income
                    and other markets--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                    o Domestic, global and international equity funds.

                    o Taxable and tax-exempt fixed-income funds.

                    o Allocation portfolios, with risk/return characteristics to match your needs.

                    o AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares--REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears.

                       I encourage you to talk with your financial advisor if
                    you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                    In conclusion

                    In May, AIM Investments' parent company changed its name from AMVESCAP PLC to Invesco Ltd., uniting our worldwide operations and global expertise under a new name. While the name of our parent company may be new to you, I can assure you that AIM's commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                       We at AIM are committed to helping you achieve your
                    financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                    Sincerely,


                    /S/ PHILIP TAYLOR
                    ------------------------------
                    Philip Taylor
                    President - AIM Funds
                    CEO, AIM Investments

                    February 11, 2008

                    Source: (1)U.S. Federal Reserve Board

                    AIM Investments--REGISTERED TRADEMARK-- is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and PowerShares Capital Management LLC are the investment advisors for the products and services represented by AIM Investments; they each provide investment advisory services to individual and institutional clients and do not sell securities. A I M Distributors, Inc. is the distributor for the retail mutual funds and U.S. institutional money market funds represented by AIM Investments and the exchange-traded funds managed by PowerShares Capital Management LLC. All entities are indirect wholly owned subsidiaries of Invesco Ltd.

AIM Basic Balanced Fund

                    Dear Fellow AIM Fund Shareholders:

                    The lines of communication are open: More than 250 of you
                    have responded to the invitation I extended in my previous
    [CROCKETT       letter to complete an online survey, and more than 50
      PHOTO]        shareholders have contacted me directly by e-mail. When I
                    could respond quickly and easily to a shareholder's specific
Bruce L. Crockett   concern I did, but the messages for the most part raised
                    consistent issues that I respond to here.

                       I have received many suggestions, a few complaints, and
                    one offer to buy a gold mine! In general, your letters expressed an appreciation for transparency, frankness and the opportunity to comment. Nevertheless, several shareholders found room for improvement in communications. Some would like more concise letters while others would prefer reports to be more customized for their particular information needs. With these reports going to tens of thousands of people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the information required by law. The ability to change or further customize letters and reports is also affected by technology, timeliness and cost.

                       Online survey responders preferred electronic
                    communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

                       The correspondence shows that improving fund performance
                    and reducing shareholder costs remain the key shareholder concerns. Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with AIM Investments to make improved performance a top priority for all fund managers.

                       Expense levels came up as another dominant issue, and no
                    respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds' 12b-1 fees annually with the shareholders' best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

                       The value of communication between the Board and
                    shareholders has been noted within and beyond the AIM community. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. Morningstar--TRADEMARK--, the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where AIM was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

                       In other news, Ruth Quigley retired from your Board at
                    the end of 2007, and we thank her for her many years of dedicated service. Larry Soll has assumed Ruth's place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathi-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

                       Your Board looks forward to another year of diligent
                    effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

                    Sincerely,


                    /S/ BRUCE L. CROCKETT
                    ------------------------------
                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board of Trustees

                    February 11, 2008

AIM Basic Balanced Fund

Management's discussion of Fund performance                                               of our process. First, the investment
                                                                                          strategy is intended to preserve your
=======================================================================================   capital while growing it at above-market
PERFORMANCE SUMMARY                                                                       rates over the long term. Second, our
                                                                                          investments have little in common with
For the year ended December 31, 2007, AIM Basic Balanced Fund, at net asset value         popular benchmark indexes and most of our
(NAV), underperformed its broad market, style-specific and peer group indexes.            peers. And third, the Fund's short-term
                                                                                          relative performance will naturally be
   We attribute the Fund's underperformance relative to its broad market and style        different than the market and peers and
specific indexes to below-market returns from selected investments in the financials      have little information value since we
and consumer discretionary sectors. Top contributors were selected investments in the     simply don't own the same stocks.
energy, consumer discretionary and information technology sectors.
                                                                                             Our fixed income investment process is
   Your Fund's long-term performance appears later in this report.                        accomplished through the use of top-down
                                                                                          strategies involving duration management,
FUND VS. INDEXES                                                                          yield-curve position and sector
                                                                                          allocation. We also use bottom-up
Total returns, 12/31/06-12/31/07, at NAV. Performance shown does not include applicable   strategies involving credit analysis and
CDSC or front-end sales charges, which would have reduced performance.                    selection of specific securities. By
                                                                                          combining perspectives from the portfolio
Class A Shares                                                                     2.46%  and security level, we seek to
Class B Shares                                                                     1.69   consistently add value over time while
Class C Shares                                                                     1.69   minimizing portfolio risk.
Class R Shares                                                                     2.20
Investor Class Shares                                                              2.46   Market conditions and your Fund
S&P 500 Index(triangle)(Broad Market Index)                                        5.49
Custom Basic Balanced Index(square)(Style-Specific Index)                          2.79   Beginning in July, most markets witnessed
Lipper Mixed-Asset Target Allocation Moderate Funds Index(triangle)                       an increase in price volatility from
(Peer Group Index)                                                                 5.67   housing-related stress and the aging of
Lipper Balanced Funds Index(triangle)(Former Peer Group Index)                     6.53   our economic expansion. It is important to
                                                                                          understand that these periods of stress
Sources: (triangle)Lipper Inc.; (square)A I M Management Group Inc., Lipper Inc.          are healthy for financial markets in
=======================================================================================   general and typically create opportunities
                                                                                          for our investment strategy in particular.
How we invest                                ness value is independent of the company's   We are hopeful that stock valuation
                                             stock price.                                 dispersion will increase as credit spreads
We seek to create wealth by maintaining a                                                 and market volatility return to normal
long-term investment horizon and investing   o Market prices are more volatile than       levels, potentially creating opportunities
in companies that are selling at a           business values, partly because investors    for us to grow the portfolio's estimated
significant discount to their estimated      regularly overreact to negative news.        intrinsic value at an above-average rate.
intrinsic value--a value that is based on                                                 While investment results can be uneven
the estimated future cash flows generated    o Long-term investment results are a         during these periods of stress,
by the business. The Fund's philosophy is    function of the level and growth of          historically these times have yielded
based on key elements that we believe have   business value in the portfolio.             attractive opportunities for future
extensive empirical evidence:                                                             capital growth.
                                             Since our application of this strategy is
o Company intrinsic values can be            highly disciplined and relatively unique,       Aided by strong earnings and increasing
reasonably estimated. Importantly, this      it is important to understand the benefits   oil prices, energy stocks extended their
estimated fair busi-                         and limitation                               multi-year outperformance. TRANSOCEAN and
                                                                                          Schlumberger made significant
==========================================   ==========================================   contributions to the Fund's performance
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      during the year.

By security type                              1. UnitedHealth Group Inc.            3.5%     APOLLO GROUP, another top contributor,
                                              2. Dell Inc.                          2.5   provides postsecondary education programs
Common Stocks &                               3. Western Union Co.                  2.3   for working adults. Apollo's stock price
   Other Equity Interests             62.1%   4. Halliburton Co.                    2.2   declined in recent years as the company
Bonds & Notes                         25.5    5. Cardinal Health, Inc.              2.1   experienced decelerating enrollment and
U.S. Mortgage-Backed Securities       11.8    6. Schlumberger Ltd.                  2.0   revenue growth. We believed the industry
Asset-Backed Securities                3.3    7. Fannie Mae                         1.9   remained healthy and that Apollo's stock
Preferred Stocks                       3.1    8. KLA-Tencor Corp.                   1.9   price was selling at a significant
U.S. Government Agency Securities      1.1    9. Transocean Inc.                    1.8   discount to business value. Positive
Municipal Obligations                  0.3   10. Microsoft Corp.                    1.8   trends in student enrollment and profit
Money Market Funds Plus Other                                                             margins lent support to our view and the
Assets Less Liabilities               -7.2   Total Net Assets             $1.30 billion   company's stock price increased to better
                                                                                          reflect our estimate of intrinsic value.
The Fund's holdings are subject to change,   Total Number of Holdings*              521
and there is no assurance that the Fund                                                      The largest detractors from performance
will continue to hold any particular
security.

*  Excluding money market fund holdings.
==========================================   ==========================================

AIM Basic Balanced Fund

were CITIGROUP, INTERPUBLIC GROUP and        modest impairments in the business values    advice or recommendations, or as an offer
FANNIE MAE. We were surprised by the         of some of our financial service             for a particular security. The information
extent of Citigroup's collateralized debt    investments.                                 is not a complete analysis of every aspect
obligation (CDO) losses, which came at a                                                  of any market, country, industry, security
time when the company lacked an excess          At the close of the year, and in our      or the Fund. Statements of fact are from
capital cushion to absorb sizable losses.    opinion, the difference between the market   sources considered reliable, but A I M
Citigroup also has a new chief executive     price and the estimated intrinsic value of   Advisors, Inc. makes no representation or
officer as a result of the incident, Wall    the portfolio was above the Fund's           warranty as to their completeness or
Street veteran Vikram Pandit. Earlier in     historical average, and we believed this     accuracy. Although historical performance
the year, the company hired a world-class    value content was greater than what was      is no guarantee of future results, these
chief financial officer in Gary              available in the broad market. While there   insights may help you understand our
Crittenden. We believe this management       is no assurance that market value will       investment management philosophy.
team may realize the potential of            ever reflect our estimate of the
Citigroup's global banking franchise--one    portfolio's intrinsic value, we believe             See important Fund and index
of the best growth opportunities of any      this provides the best indication that           disclosures later in this report.
large financial company in the world, in     your Fund is positioned to potentially
our opinion.                                 achieve its objective of longterm growth                    Bret W. Stanley
                                             of capital.                                    [STANLEY     Chartered Financial
   Interpublic Group's stock declined as                                                     PHOTO]      Analyst, senior portfolio
investors expressed concern over the pace    Context for results                                         manager, is lead manager of
of the company's turnaround as well as                                                    AIM Basic Balanced Fund. He earned a
fears of the potential impact of a slowing   As managers and shareholders, we know a      B.B.A. in finance from The University of
global economy. We remain dissatisfied       long-term investment horizon and             Texas at Austin and an M.S. in finance
with the pace of improvement at              attractive potential upside to our           from the University of Houston.
Interpublic Group. However, the magnitude    estimate of portfolio intrinsic value are
of the opportunity combined with the         critical to creating wealth. But we                         R. Canon Coleman II
progress to date support our continued       understand maintaining a long-term             [COLEMAN     Chartered Financial
investment.                                  investment horizon is a challenge. So,          PHOTO]      Analyst, portfolio manager,
                                             when you consider our short-term results                    is manager of AIM Basic
   Fannie Mae has been affected by           we encourage you to review our long-term     Balanced Fund. He earned a B.S. and an
increased mortgage losses as well as         results. We are long-term investors who      M.S. in accounting from the University of
accounting complexities that create          provide a portfolio that in our opinion is   Florida. He also earned an M.B.A. from the
volatility in regulatory capital. We         distinct from market indexes and most of     Wharton School at the University of
believe accounting and capital standards     our peers.                                   Pennsylvania.
required of the company are in conflict
with the economics of the business. We          Recent studies have shown short-term                     Jan H. Friedli
believe this situation is inconsistent       results have little information value and      [FRIEDLI     Senior portfolio manager,
with sound regulatory policy and we expect   the frequent trading of stocks or mutual        PHOTO]      is co-manager of AIM Basic
it to be resolved. More importantly, we      funds is a costly exercise--reducing                        Balanced Fund. He graduated
believe mortgage credit losses to be         actual returns by several percentage         cum laude from Villanova University with a
manageable and believe Fannie Mae may        points per year as shareholders              B.S. in computer science before earning an
ultimately emerge as an even more dominate   unknowingly exchange tomorrow's winner for   M.B.A. with honors from the University of
player in the mortgage industry.             tomorrow's loser.(1) In addition, a recent   Chicago.
                                             Yale University study reveals half of all
   The Fund's fixed income holdings made a   mutual funds charge an active management                    Brendan Gau
positive contribution to performance, but    fee for essentially a closet-index               [GAU       Chartered Financial
underperformed the Lehman Brothers U.S.      portfolio. While this creates smooth and        PHOTO]      Analyst, portfolio manager,
Aggregate Bond Index. Our tactically         innocuous short-term relative performance,                  is manager of AIM Basic
driven short-to-neutral duration strategy    it typically leads to long-term              Balanced Fund. He earned a B.A. degree in
detracted from relative performance as       underperformance.2 Considering these         mathematics, physics and economics from
yields dropped more on short-term            factors, your Fund is doing something        Rice University.
government securities (maturing in two       different and old fashioned--investing for
years or less) than they did on long-term    the long term and following a common-sense                  Matthew W. Seinsheimer
securities (maturing in 10 or more years).   approach that has produced a portfolio       [SEINSHEIMER   Chartered Financial
                                             that is different from common stock market      PHOTO]      Analyst, senior portfolio
Portfolio assessment                         indexes and more attractively valued, in                    manager, is manager of AIM
                                             our opinion.                                 Basic Balanced Fund. He earned a B.B.A. in
We believe the single most important                                                      finance from Southern Methodist University
indicator of the way AIM Basic Balanced      Sources: (1)"The Mutual Fund Industry        and an M.B.A. from The University of Texas
Fund is positioned for potential success     Sixty Years Later: For Better or Worse,"     at Austin.
is not our historical investment results     Financial Analysts Journal, essay by John
or popular statistical measures, but the     C. Bogle, 2005; 2"How Active is Your Fund                   Michael J. Simon
portfolio's estimated intrinsic value--the   Manager: A New Measure That Predicts            [SIMON      Chartered Financial
aggregate business value of the portfolio    Performance," Martijn Cremens and Antti         PHOTO]      Analyst, senior portfolio
based on our estimate of intrinsic value     Petajistto, Yale School of Management,                      manager, is manager of AIM
for each individual holding. During the      August 2006                                  Basic Balanced Fund. He earned a B.B.A. in
year, we believe the estimated intrinsic                                                  finance from Texas Christian University
value of the portfolio grew at an            The views and opinions expressed in          and an M.B.A. from the University of
attractive rate despite                      management's discussion of Fund              Chicago.
                                             performance are those of A I M Advisors,
                                             Inc. These views and opinions are subject    Assisted by the Basic Value Team and the
                                             to change at any time based on factors       Taxable Investment Grade Bond Team
                                             such as market and economic conditions.
                                             These views and opinions may not be relied
                                             upon as investment

AIM Basic Balanced Fund

Your Fund's long-term performance

Past performance cannot guarantee            table(s) does not reflect deduction of       a doubling, or 100% change, in the value
comparable future results.                   taxes a shareholder would pay on Fund        of the investment. In other words, the
                                             distributions or sale of Fund shares.        space between $5,000 and $10,000 is the
   The data shown in the chart include       Performance of the indexes does not          same size as the space between $10,000 and
reinvested distributions, applicable sales   reflect the effects of taxes.                $20,000.
charges, Fund expenses and management
fees. Results for Class B shares are            This chart, which is a logarithmic
calculated as if a hypothetical              chart, presents the fluctuations in the
shareholder had liquidated his entire        value of the Fund and its indexes. We
investment in the Fund at the close of the   believe that a logarithmic chart is more
reporting period and paid the applicable     effective than other types of charts in
contingent deferred sales charges. Index     illustrating changes in value during the
results include reinvested dividends, but    early years shown in the chart. The
they do not reflect sales charges.           vertical axis, the one that indicates the
Performance of an index of funds reflects    dollar value of an investment, is
fund expenses and management fees;           constructed with each segment representing
performance of a market index does not.      a percent change in the value of the
Performance shown in the chart and           investment. In this chart, each segment
                                             represents

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund data from 9/28/01, index data from 9/30/01

             AIM BASIC        AIM BASIC        AIM BASIC                CUSTOM BASIC      LIPPER MIXED-ASSET
          BALANCED FUND-   BALANCED FUND-   BALANCED FUND-    S&P 500     BALANCED        TARGET ALLOCATION      LIPPER BALANCED
  DATE    CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   INDEX(2)     INDEX(1)     MODERATE FUNDS INDEX(2)    FUNDS INDEX(2)

9/28/01       $9,450           $10,000          $10,000
   9/01         9450             10000            10000       $10,000      $10,000             $10,000               $10,000
  10/01         9620             10180            10180         10191        10032               10173                 10167
  11/01        10055             10630            10630         10972        10326               10519                 10572
  12/01        10200             10776            10776         11068        10446               10610                 10648
   1/02        10133             10706            10706         10907        10432               10498                 10555
   2/02        10057             10616            10616         10697        10482               10439                 10483
   3/02        10420             10992            10992         11099        10710               10663                 10713
   4/02        10268             10822            10822         10426        10573               10467                 10455
   5/02        10249             10802            10812         10350        10640               10450                 10451
   6/02         9694             10219            10221          9613        10311                9941                 10005
   7/02         9084              9566             9568          8864         9785                9498                  9492
   8/02         9217              9697             9708          8922         9896                9640                  9589
   9/02         8567              9008             9008          7953         9300                9125                  9017
  10/02         8921              9380             9381          8652         9696                9442                  9393
  11/02         9390              9862             9863          9161        10062                9796                  9774
  12/02         9080              9531             9531          8623         9883                9602                  9510
   1/03         8916              9359             9360          8398         9743                9512                  9368
   2/03         8743              9168             9178          8272         9641                9457                  9298
   3/03         8671              9088             9097          8352         9647                9525                  9335
   4/03         9190              9632             9642          9039        10189               10042                  9841
   5/03         9855             10318            10328          9515        10659               10476                 10276
   6/03         9931             10392            10402          9637        10731               10585                 10354
   7/03         9980             10443            10443          9807        10683               10532                 10378
   8/03        10231             10696            10696          9997        10811               10671                 10553
   9/03        10189             10645            10645          9892        10862               10753                 10566
  10/03        10459             10927            10938         10451        11220               11047                 10915
  11/03        10642             11109            11120         10543        11323               11128                 11012
  12/03        11107             11593            11593         11095        11787               11538                 11406
   1/04        11251             11735            11745         11299        11949               11685                 11577
   2/04        11434             11916            11927         11456        12154               11823                 11734
   3/04        11432             11916            11916         11283        12127               11783                 11678
   4/04        11229             11684            11695         11106        11823               11554                 11433
   5/04        11219             11674            11684         11258        11877               11573                 11483
   6/04        11444             11908            11909         11477        12072               11719                 11663
   7/04        11008             11444            11455         11097        12017               11571                 11443
   8/04        11028             11464            11465         11142        12212               11705                 11513
   9/04        11096             11517            11528         11262        12338               11824                 11684
  10/04        11174             11598            11609         11435        12503               11967                 11810
  11/04        11553             11982            11992         11897        12842               12258                 12129
  12/04        11872             12303            12313         12302        13148               12570                 12431
   1/05        11761             12178            12189         12002        13040               12426                 12271
   2/05        11872             12293            12304         12254        13269               12582                 12445
   3/05        11747             12153            12163         12038        13132               12410                 12273
   4/05        11667             12059            12070         11809        13062               12282                 12126
   5/05        11838             12237            12247         12185        13307               12544                 12404
   6/05        11932             12326            12337         12202        13424               12692                 12493
   7/05        12114             12503            12514         12656        13608               12980                 12771
   8/05        12043             12420            12430         12540        13642               12989                 12808
   9/05        12071             12436            12447         12642        13701               13027                 12858
  10/05        11919             12279            12290         12431        13449               12791                 12657
  11/05        12242             12603            12613         12901        13738               13044                 12964
  12/05        12446             12802            12811         12905        13839               13163                 13077
   1/06        12741             13095            13104         13247        14162               13474                 13390
   2/06        12731             13075            13083         13283        14233               13483                 13373
   3/06        12886             13231            13230         13448        14293               13557                 13503
   4/06        12957             13295            13304         13629        14500               13677                 13650
   5/06        12681             13012            13021         13237        14274               13458                 13380
   6/06        12589             12901            12911         13255        14341               13475                 13372
   7/06        12671             12975            12985         13336        14628               13607                 13434
   8/06        12835             13143            13154         13653        14864               13838                 13692
   9/06        13086             13387            13397         14005        15094               14026                 13890
  10/06        13375             13684            13693         14461        15431               14356                 14213
  11/06        13519             13811            13820         14735        15714               14611                 14487
  12/06        13772             14065            14075         14942        15889               14746                 14594
   1/07        13928             14203            14213         15168        16008               14890                 14752
   2/07        13834             14118            14127         14872        15957               14876                 14695
   3/07        13930             14200            14209         15038        16105               14990                 14821
   4/07        14369             14637            14647         15704        16497               15377                 15248
   5/07        14682             14946            14956         16251        16804               15660                 15575
   6/07        14588             14843            14853         15982        16549               15507                 15430
   7/07        14231             14467            14478         15487        16145               15251                 15167
   8/07        14314             14542            14564         15718        16332               15362                 15289
   9/07        14379             14602            14612         16306        16719               15773                 15721
  10/07        14685             14903            14913         16565        16780               16025                 15998
  11/07        14231             14430            14451         15872        16408               15707                 15623
  12/07        14121             14298            14308         15762        16332               15583                 15547
====================================================================================================================================

                                                                Sources: (1)A I M Management Group Inc., Lipper Inc., (2)Lipper Inc.

AIM Basic Balanced Fund

==========================================
AVERAGE ANNUAL TOTAL RETURNS                 A SHARES' INCEPTION DATE IS SEPTEMBER 28,       THE PERFORMANCE OF THE FUND'S SHARE
                                             2001.                                        CLASSES WILL DIFFER PRIMARILY DUE TO
As of 12/31/07, including maximum                                                         DIFFERENT SALES CHARGE STRUCTURES AND
applicable sales charges                        THE PERFORMANCE DATA QUOTED REPRESENT     CLASS EXPENSES.
                                             PAST PERFORMANCE AND CANNOT GUARANTEE
CLASS A SHARES                               COMPARABLE FUTURE RESULTS; CURRENT
Inception (9/28/01)                   5.67%  PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
   5 Years                               8   VISIT AIMINVESTMENTS.COM FOR THE MOST
   1 Year                            -3.17   RECENT MONTH-END PERFORMANCE.
                                             PERFORMANCE FIGURES REFLECT REINVESTED
CLASS B SHARES                               DISTRIBUTIONS, CHANGES IN NET ASSET VALUE
Inception (9/28/01)                   5.88%  AND THE EFFECT OF THE MAXIMUM SALES CHARGE
   5 Years                            8.16   UNLESS OTHERWISE STATED. INVESTMENT RETURN
   1 Year                            -3.31   AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT
                                             YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL
CLASS C SHARES                               SHARES.
Inception (9/28/01)                   5.89%
   5 Years                            8.47      THE TOTAL ANNUAL FUND OPERATING EXPENSE
   1 Year                             0.69   RATIO SET FORTH IN THE MOST RECENT FUND
                                             PROSPECTUS AS OF THE DATE OF THIS REPORT
CLASS R SHARES                               FOR CLASS A, CLASS B, CLASS C, CLASS R AND
Inception                             6.41%  INVESTOR CLASS SHARES WAS 1.14%, 1.89%,
   5 Years                            8.99   1.89%, 1.39% AND 1.14%, RESPECTIVELY. THE
   1 Year                              2.2   EXPENSE RATIOS PRESENTED ABOVE MAY VARY
                                             FROM THE EXPENSE RATIOS PRESENTED IN OTHER
INVESTOR CLASS SHARES                        SECTIONS OF THIS REPORT THAT ARE BASED ON
Inception                             6.63%  EXPENSES INCURRED DURING THE PERIOD
   5 Years                            9.23   COVERED BY THIS REPORT.
   1 Year                             2.46
==========================================      CLASS A SHARE PERFORMANCE REFLECTS THE
                                             MAXIMUM 5.50% SALES CHARGE, AND CLASS B
CLASS R SHARES' INCEPTION DATE IS APRIL      AND CLASS C SHARE PERFORMANCE REFLECTS THE
30, 2004. RETURNS SINCE THAT DATE ARE        APPLICABLE CONTINGENT DEFERRED SALES
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
BLENDED RETURNS OF HISTORICAL CLASS R        CDSC ON CLASS B SHARES DECLINES FROM 5%
SHARE PERFORMANCE AND RESTATED CLASS A       BEGINNING AT THE TIME OF PURCHASE TO 0% AT
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      THE BEGINNING OF THE SEVENTH YEAR. THE
THE INCEPTION DATE OF CLASS R SHARES) AT     CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
NET ASSET VALUE, ADJUSTED TO REFLECT THE     YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS   HAVE A FRONT-END SALES CHARGE; RETURNS
R SHARES. CLASS A SHARES' INCEPTION DATE     SHOWN ARE AT NET ASSET VALUE AND DO NOT
IS SEPTEMBER 28, 2001.                       REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
                                             ON A TOTAL REDEMPTION OF RETIREMENT PLAN
   INVESTOR CLASS SHARES' INCEPTION DATE     ASSETS WITHIN THE FIRST YEAR. INVESTOR
IS JULY 15, 2005. RETURNS SINCE THAT DATE    CLASS SHARES DO NOT HAVE A FRONT-END SALES
ARE HISTORICAL RETURNS. ALL OTHER RETURNS    CHARGE OR A CDSC; THEREFORE, PERFORMANCE
ARE BLENDED RETURNS OF HISTORICAL INVESTOR   IS AT NET ASSET VALUE.
CLASS SHARE PERFORMANCE AND RESTATED CLASS
A SHARE PERFORMANCE. (FOR PERIODS PRIOR TO
THE INCEPTION DATE OF INVESTOR CLASS                                                      ==========================================
SHARES) AT NET ASSET VALUE, WHICH RESTATED                                                FOR A DISCUSSION OF THE RISKS OF INVESTING
PERFORMANCE WILL REFLECT THE RULE 12B-1                                                   IN YOUR FUND AND INDEXES USED IN THIS
FEES APPLICABLE TO CLASS A SHARES FOR THE                                                 REPORT, PLEASE TURN THE PAGE.
PERIOD USING BLENDED RETURNS. CLASS                                                       ==========================================

AIM Basic Balanced Fund

AIM BASIC BALANCED FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL AND CURRENT INCOME.

o Unless otherwise stated, information presented in this report is as of December 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                          About indexes used in this report            bonds. Typically, the stock/bond ratio
                                                                                          ranges around 60%/40%. Last year, Lipper
o Class B shares are not available as an     o The S&P 500--REGISTERED TRADEMARK--        reclassified the Fund from the Lipper
investment for retirement plans maintained   INDEX is a market capitalization-weighted    Balanced Funds Category to the Lipper
pursuant to Section 401 of the Internal      index covering all major areas of the U.S.   Mixed-Asset Target Allocation Moderate
Revenue Code, including 401(k) plans,        economy. It is not the 500 largest           Funds Category.
money purchase pension plans and profit      companies, but rather the most widely held
sharing plans. Plans that had existing       500 companies chosen with respect to         o The Fund is not managed to track the
accounts invested in Class B shares prior    market size, liquidity, and their            performance of any particular index,
to September 30, 2003, will continue to be   industry.                                    including the indexes defined here, and
allowed to make additional purchases.                                                     consequently, the performance of the Fund
                                             o The CUSTOM BASIC BALANCED INDEX is an      may deviate significantly from the
o Class R shares are available only to       index created by A I M Advisors, Inc. to     performance of the indexes.
certain retirement plans. Please see the     benchmark the fund. The index consists of
prospectus for more information.             the following indices: 60% Russell           o A direct investment cannot be made in an
                                             1000--REGISTERED TRADEMARK-- Value Index     index. Unless otherwise indicated, index
o Investor Class shares are closed to most   and 40% Lehman Brothers U.S. Aggregate       results include reinvested dividends, and
investors. For more information on who may   Bond Index. The Russell 1000--REGISTERED     they do not reflect sales charges.
continue to invest in Investor Class         TRADEMARK-- Value Index measures the         Performance of an index of funds reflects
shares, please see the prospectus.           performance of those Russell 1000            fund expenses; performance of a market
                                             companies with lower price-to-book ratios    index does not.
Principal risks of investing in the Fund     and lower forecasted growth values. The
                                             Russell 1000--REGISTERED TRADEMARK-- Value   Other information
o Prices of equity securities change in      Index is a trademark/service mark of the
response to many factors including the       Frank Russell Company. Russell--REGISTERED   o The returns shown in the management's
historical and prospective earnings of the   TRADEMARK-- is a trademark of the Frank      discussion of Fund performance are based
issuer, the value of its assets, general     Russell Company.                             on net asset values calculated for
economic conditions, interest rates,                                                      shareholder transactions. Generally
investor perceptions and market liquidity.   o The LEHMAN BROTHERS U.S. AGGREGATE BOND    accepted accounting principles require
                                             INDEX covers U.S. investment-grade           adjustments to be made to the net assets
o Foreign securities have additional         fixed-rate bonds with components for         of the Fund at period end for financial
risks, including exchange rate changes,      government and corporate securities,         reporting purposes, and as such, the net
political and economic upheaval, the         mortgage pass-throughs, and asset-backed     asset values for shareholder transactions
relative lack of information, relatively     securities.                                  and the returns based on those net asset
low market liquidity, and the potential                                                   values may differ from the net asset
lack of strict financial and accounting      o The LIPPER MIXED-ASSET TARGET ALLOCATION   values and returns reported in the
controls and standards.                      MODERATE FUNDS INDEX is an equally           Financial Highlights.
                                             weighted representation of the largest
o The value of convertible securities in     funds in the Lipper Mixed-Asset Target       o Industry classifications used in this
which the Fund invests may be affected by    Allocation Moderate Funds category. These    report are generally according to the
market interest rates--the risk that the     funds, by portfolio practice, maintain a     Global Industry Classification Standard,
issuer may default on interest or            mix of between 40%-60% equity securities,    which was developed by and is the
principal payments and the value of the      with the remainder invested in bonds,        exclusive property and a service mark of
underlying common stock into which these     cash, and cash equivalents.                  Morgan Stanley Capital International Inc.
securities may be converted may decline as                                                and Standard & Poor's.
a result.                                    o The LIPPER BALANCED FUNDS INDEX is an
                                             equally weighted representation of the       o The Chartered Financial
                                             largest funds in the Lipper Balanced Funds   Analyst--REGISTERED TRADEMARK--
                                             category. These funds have a primary         (CFA--REGISTERED TRADEMARK--) designation
                                             objective of conserving principal by         is a globally recognized standard for
                                             maintaining at all times a balanced          measuring the competence and integrity of
                                             portfolio of both stocks and                 investment professionals.

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     ==========================================
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           FUND NASDAQ SYMBOLS
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================   Class A Shares                       BBLAX
                                                                                          Class B Shares                       BBLBX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class C Shares                       BBLCX
                                                                                          Class R Shares                       BBLRX
AIMINVESTMENTS.COM                                                                        Investor Class Shares                BBLTX
                                                                                          ==========================================

AIM Basic Balanced Fund

SCHEDULE OF INVESTMENTS(A)

December 31, 2007


                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-62.12%

ADVERTISING-3.07%

Interpublic Group of Cos., Inc. (The)(b)(c)      2,126,244   $   17,243,839
---------------------------------------------------------------------------
Omnicom Group Inc.                                 473,347       22,498,183
===========================================================================
                                                                 39,742,022
===========================================================================

AEROSPACE & DEFENSE-0.37%

Honeywell International Inc.                        77,322        4,760,716
===========================================================================

APPAREL RETAIL-1.63%

Gap, Inc. (The)                                    994,880       21,171,046
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.79%

Bank of New York Mellon Corp. (The)                210,876       10,282,314
===========================================================================

AUTO PARTS & EQUIPMENT-0.23%

WABCO Holdings Inc.                                 59,910        3,000,892
===========================================================================

BREWERS-1.64%

Molson Coors Brewing Co.-Class B                   411,423       21,237,655
===========================================================================

BUILDING PRODUCTS-0.66%

Trane, Inc.                                        184,200        8,603,982
===========================================================================

COMPUTER HARDWARE-2.46%

Dell Inc.(c)                                     1,298,108       31,816,627
===========================================================================

CONSTRUCTION MATERIALS-1.66%

Cemex S.A.B. de C.V.-ADR (Mexico)(c)               829,910       21,453,173
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.33%

Western Union Co.                                1,245,392       30,238,118
===========================================================================

EDUCATION SERVICES-1.34%

Apollo Group, Inc.-Class A(c)                      247,445       17,358,267
===========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.80%

Tyco Electronics Ltd.                              277,783       10,314,083
===========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-0.50%

Waste Management, Inc.                             200,018        6,534,588
===========================================================================

GENERAL MERCHANDISE STORES-1.60%

Target Corp.                                       414,058       20,702,900
===========================================================================

HEALTH CARE DISTRIBUTORS-2.06%

Cardinal Health, Inc.                              461,806       26,669,296
===========================================================================

HEALTH CARE EQUIPMENT-1.04%

Baxter International Inc.                          231,295       13,426,675
===========================================================================

                                                 SHARES          VALUE
---------------------------------------------------------------------------


HOME IMPROVEMENT RETAIL-1.21%

Home Depot, Inc. (The)                             581,664   $   15,670,028
===========================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-0.99%

Robert Half International, Inc.                    474,304       12,825,180
===========================================================================

INDUSTRIAL CONGLOMERATES-2.53%

General Electric Co.                               504,822       18,713,751
---------------------------------------------------------------------------
Tyco International Ltd.                            354,735       14,065,243
===========================================================================
                                                                 32,778,994
===========================================================================

INDUSTRIAL MACHINERY-1.73%

Illinois Tool Works Inc.                           418,322       22,396,960
===========================================================================

INSURANCE BROKERS-0.87%

Marsh & McLennan Cos., Inc.                        426,865       11,299,117
===========================================================================

INVESTMENT BANKING & BROKERAGE-2.16%

Merrill Lynch & Co., Inc.                          254,862       13,680,992
---------------------------------------------------------------------------
Morgan Stanley                                     268,967       14,284,838
===========================================================================
                                                                 27,965,830
===========================================================================

MANAGED HEALTH CARE-3.55%

UnitedHealth Group Inc.                            789,938       45,974,392
===========================================================================

MOVIES & ENTERTAINMENT-0.97%

Walt Disney Co. (The)                              390,488       12,604,953
===========================================================================

MULTI-LINE INSURANCE-1.54%

American International Group, Inc.                 247,057       14,403,423
---------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)       64,148        5,593,064
===========================================================================
                                                                 19,996,487
===========================================================================

OIL & GAS DRILLING-1.84%

Transocean Inc.                                    166,558       23,842,778
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-4.17%

Halliburton Co.                                    751,289       28,481,366
---------------------------------------------------------------------------
Schlumberger Ltd.                                  259,250       25,502,422
===========================================================================
                                                                 53,983,788
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.23%

Citigroup Inc.                                     785,678       23,130,360
---------------------------------------------------------------------------
JPMorgan Chase & Co.                               428,395       18,699,442
===========================================================================
                                                                 41,829,802
===========================================================================

PACKAGED FOODS & MEATS-1.21%

Unilever N.V. (Netherlands)(d)                     429,876       15,709,825
===========================================================================

AIM Basic Balanced Fund


                                                 SHARES          VALUE
---------------------------------------------------------------------------

PHARMACEUTICALS-3.20%

Sanofi-Aventis (France)(b)(d)                      242,970   $   22,166,556
---------------------------------------------------------------------------
Wyeth                                              436,794       19,301,927
===========================================================================
                                                                 41,468,483
===========================================================================

PROPERTY & CASUALTY INSURANCE-0.93%

ACE Ltd.                                           195,370       12,069,959
===========================================================================

SEMICONDUCTOR EQUIPMENT-1.87%

KLA-Tencor Corp.                                   504,564       24,299,802
===========================================================================

SEMICONDUCTORS-0.33%

Maxim Integrated Products, Inc.                    159,728        4,229,597
===========================================================================

SPECIALIZED FINANCE-1.20%

Moody's Corp.(b)                                   434,855       15,524,323
===========================================================================

SYSTEMS SOFTWARE-3.59%

CA Inc.                                            923,814       23,049,159
---------------------------------------------------------------------------
Microsoft Corp.                                    660,136       23,500,842
===========================================================================
                                                                 46,550,001
===========================================================================

THRIFTS & MORTGAGE FINANCE-1.93%

Fannie Mae                                         625,496       25,007,330
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.89%

Sprint Nextel Corp.                                882,449       11,586,555
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $640,457,202)                             804,926,538
===========================================================================

                                                PRINCIPAL
                                                 AMOUNT
BONDS & NOTES-25.51%

AEROSPACE & DEFENSE-0.34%

Goodrich Corp., Unsec. Unsub. Notes, 6.45%,
  04/15/08(e)                                  $ 1,520,000        1,522,174
---------------------------------------------------------------------------
Systems 2001 Asset Trust LLC (United
  Kingdom)-Series 2001, Class G, Jr. Sec.
  Pass Through Ctfs., (INS-MBIA Insurance
  Corp.) 6.66%, 09/15/13 (Acquired
  02/09/05-10/27/05; Cost
  $3,040,773)(e)(f)(g)                           2,760,855        2,843,680
===========================================================================
                                                                  4,365,854
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.04%

Tokai Preferred Capital Co. LLC-Series A,
  Bonds, 9.98% (Acquired 01/29/07; Cost
  $475,007)(e)(g)(h)                               450,000          459,960
===========================================================================

---------------------------------------------------------------------------
                                                PRINCIPAL
                                                 AMOUNT          VALUE

AUTOMOBILE MANUFACTURERS-0.57%

Daimler Finance North America LLC,
  Unsec. Gtd. Unsub. Global Notes,
  4.05%, 06/04/08(e)                           $ 2,270,000   $    2,258,536
---------------------------------------------------------------------------
  Series E,
  Unsec. Gtd. Unsub. Floating Rate Medium
  Term Notes, 5.44%, 10/31/08(e)(i)              4,720,000        4,695,672
---------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, 4.75%,
  01/15/08(e)                                      440,000          439,925
===========================================================================
                                                                  7,394,133
===========================================================================

AUTOMOTIVE RETAIL-0.04%

AutoZone Inc., Sr. Unsec. Deb., 6.50%,
  07/15/08(e)                                      480,000          482,544
===========================================================================

BROADCASTING & CABLE TV-1.60%

Clear Channel Communications Inc., Sr. Unsec.
  Unsub. Global Notes, 4.63%, 01/15/08(e)        4,000,000        3,985,080
---------------------------------------------------------------------------
Comcast Cable Communications Holdings Inc.,
  Unsec. Gtd. Global Notes, 9.46%,
  11/15/22(e)                                    3,135,000        3,917,747
---------------------------------------------------------------------------
Comcast Holdings Corp., Sr. Gtd. Sub. Notes,
  10.63%, 07/15/12(e)                            2,175,000        2,581,638
---------------------------------------------------------------------------
Cox Communications Inc., Sr. Unsec. Notes,
  6.40%, 08/01/08(e)                             1,300,000        1,309,269
---------------------------------------------------------------------------
Cox Enterprises, Inc.,
  Notes, 4.38%, 05/01/08 (Acquired 04/25/07;
  Cost $2,314,213)(e)(g)                         2,340,000        2,328,721
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.88%, 09/15/10 (Acquired
  05/02/07; Cost $692,162)(e)(g)                   645,000          688,667
---------------------------------------------------------------------------
Time Warner Entertainment Co. L.P., Sr.
  Unsec. Gtd. Notes, 10.15%, 05/01/12(e)         4,970,000        5,901,676
===========================================================================
                                                                 20,712,798
===========================================================================

BUILDING PRODUCTS-0.02%

American Standard Inc., Sr. Unsec. Gtd.
  Notes, 7.38%, 02/01/08(e)                        220,000          220,117
===========================================================================

CONSUMER FINANCE-1.23%

Capital One Capital III, Jr. Gtd. Sub. Notes,
  7.69%, 08/15/36(e)                               900,000          724,032
---------------------------------------------------------------------------
Ford Motor Credit Co. LLC, Sr. Unsec. Notes,
  4.95%, 01/15/08(e)                             5,850,000        5,843,740
---------------------------------------------------------------------------
MBNA Capital-Series A, Gtd. Trust Pfd.
  Capital Securities, 8.28%, 12/01/26(e)         1,492,000        1,554,515
---------------------------------------------------------------------------
SLM Corp.,
  Sr. Unsec. Floating Rate Medium Term Notes,
  5.08%, 03/16/09 (Acquired 09/25/07; Cost
  $2,117,500)(e)(g)(i)                           2,200,000        2,137,032
---------------------------------------------------------------------------
  Unsec. Floating Rate Medium Term Notes,
  5.04%, 04/14/08(e)(i)                          4,170,000        4,139,805
---------------------------------------------------------------------------
  Series A, Medium Term Notes,
  3.95%, 08/15/08(e)                             1,630,000        1,587,294
===========================================================================
                                                                 15,986,418
===========================================================================

AIM Basic Balanced Fund

                                                PRINCIPAL
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

DIVERSIFIED BANKS-2.90%

Bangkok Bank PCL (Hong Kong), Unsec. Sub.
  Notes, 9.03%, 03/15/29 (Acquired 04/22/05;
  Cost $1,471,124)(e)(g)                       $ 1,175,000   $    1,297,071
---------------------------------------------------------------------------
BankAmerica Institutional-Series A, Gtd.
  Trust Pfd. Capital Securities, 8.07%,
  12/31/26 (Acquired 09/26/06; Cost
  $1,870,264)(e)(g)                              1,790,000        1,863,336
---------------------------------------------------------------------------
BBVA International Preferred S.A. Unipersonal
  (Spain), Jr. Unsec. Gtd. Sub. Notes, 5.92%
  (Acquired 03/22/07; Cost $790,000)(e)(g)(h)      790,000          691,827
---------------------------------------------------------------------------
Calyon (France), Gtd. Floating Rate Medium
  Term Notes, 4.25%, 02/11/08 (Acquired
  04/02/07; Cost $1,293,500)(e)(g)(i)            1,300,000        1,240,330
---------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Trust Pfd.
  Capital Securities, 8.85%, 06/01/27
  (Acquired 05/22/03; Cost $1,847,528)(e)(g)     1,460,000        1,531,934
---------------------------------------------------------------------------
First Union Capital I-Series A, Gtd. Trust
  Pfd. Capital Securities, 7.94%, 01/15/27(e)   14,525,000       15,223,652
---------------------------------------------------------------------------
First Union Institutional Capital I, Jr.
  Unsec. Gtd. Sub. Trust Pfd. Capital
  Securities, 8.04%, 12/01/26(e)                   540,000          553,333
---------------------------------------------------------------------------
Lloyds TSB Bank PLC (United Kingdom)- Series
  1, Unsec. Sub. Floating Rate Euro Notes,
  5.13%(e)(h)(i)                                 4,010,000        3,240,882
---------------------------------------------------------------------------
Mizuho Financial Group Cayman Ltd. (Cayman
  Islands), Gtd. Sub. Second Tier Euro Bonds,
  8.38%(e)(h)                                      550,000          555,879
---------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 5.56%, 08/29/87(e)(i)          1,580,000        1,224,500
---------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes, 5.56%(e)(h)(i)                1,150,000          886,318
---------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(e)                               915,000        1,057,530
---------------------------------------------------------------------------
RBD Capital S.A. (Luxembourg), Euro Notes,
  6.50%, 08/11/08(e)                             1,220,000        1,216,029
---------------------------------------------------------------------------
RBS Capital Trust III, Jr. Gtd. Sub. Trust
  Pfd. Global Notes, 5.51%(e)(h)                 1,140,000        1,033,581
---------------------------------------------------------------------------
Skandinaviska Enskilda Banken A.B. (Sweden),
  Unsec. Sub. Notes, 7.50% (Acquired
  02/02/07; Cost $933,453)(e)(g)(h)                900,000          926,731
---------------------------------------------------------------------------
Sumitomo Mitsui Banking Corp. (Japan), Sub.
  Second Tier Euro Notes, 8.15%(e)(h)            1,675,000        1,709,538
---------------------------------------------------------------------------
Wachovia Capital Trust V, Jr. Gtd. Sub. Trust
  Pfd. Capital Securities, 7.97%, 06/01/27
  (Acquired 08/08/07; Cost $3,272,215)(e)(g)     3,145,000        3,285,550
===========================================================================
                                                                 37,538,021
===========================================================================

DIVERSIFIED CHEMICALS-0.26%

Bayer Corp., Bonds, 6.20%, 02/15/08 (Acquired
  08/01/06-05/24/07; Cost $3,407,444)(e)(g)      3,390,000        3,403,289
===========================================================================

---------------------------------------------------------------------------
                                                PRINCIPAL
                                                 AMOUNT          VALUE

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-0.46%

Erac USA Finance Co.,
  Bonds,
  5.30%, 11/15/08 (Acquired 05/24/07; Cost
  $961,873)(e)(g)                              $   965,000   $      973,280
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes,
  7.00%, 10/15/37 (Acquired 10/10/07; Cost
  $2,438,696)(e)(g)                              2,460,000        2,278,058
---------------------------------------------------------------------------
  Unsec. Gtd. Notes,
  5.80%, 10/15/12 (Acquired 10/10/07; Cost
  $2,238,275)(e)(g)                              2,240,000        2,251,491
---------------------------------------------------------------------------
Science Applications International Corp.,
  Unsec. Notes, 6.75%, 02/01/08(e)                 500,000          500,710
===========================================================================
                                                                  6,003,539
===========================================================================

DIVERSIFIED METALS & MINING-0.08%

Reynolds Metals Co., Sr. Unsec. Unsub. Medium
  Term Notes, 7.00%, 05/15/09(e)                 1,018,000        1,042,096
===========================================================================

ELECTRIC UTILITIES-0.27%

Entergy Gulf States Inc., Sec. First Mortgage
  Bonds, 3.60%, 06/01/08(e)                      1,420,000        1,408,711
---------------------------------------------------------------------------
Ohio Edison Co., Sr. Unsec. Global Notes,
  4.00%, 05/01/08(e)                             1,560,000        1,553,370
---------------------------------------------------------------------------
TE Products Pipeline Co., Sr. Unsec. Notes,
  6.45%, 01/15/08(e)                               510,000          510,235
===========================================================================
                                                                  3,472,316
===========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.16%

Thomas & Betts Corp., Medium Term Notes,
  6.63%, 05/07/08(e)                             2,040,000        2,040,510
===========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-0.48%

Waste Management Inc.,
  Sr. Unsec. Unsub. Notes, 6.50%, 11/15/08(e)    1,265,000        1,280,636
---------------------------------------------------------------------------
  Unsec. Deb., 8.75%, 05/01/18(e)                4,830,000        4,875,933
===========================================================================
                                                                  6,156,569
===========================================================================

GAS UTILITIES-0.19%

CenterPoint Energy Resources Corp., Sr.
  Unsec. Deb., 6.50%, 02/01/08(e)                  785,000          785,479
---------------------------------------------------------------------------
National Fuel Gas Co.-Series D, Medium Term
  Notes, 6.30%, 05/27/08(e)                        575,000          578,168
---------------------------------------------------------------------------
Southern Union Co., Unsec. Unsub. Notes,
  6.15%, 08/16/08(e)                             1,065,000        1,070,251
===========================================================================
                                                                  2,433,898
===========================================================================

HEALTH CARE DISTRIBUTORS-0.20%

Cardinal Health Inc., Unsec. Notes, 6.25%,
  07/15/08(e)                                    2,610,000        2,626,834
===========================================================================

HOMEBUILDING-0.21%

D.R. Horton Inc., Sr. Unsec. Gtd. Notes,
  5.00%, 01/15/09(e)                             2,865,000        2,711,866
===========================================================================

AIM Basic Balanced Fund

                                                PRINCIPAL
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

HOUSEHOLD APPLIANCES-0.02%

Whirlpool Corp., Unsec. Unsub. Deb., 9.10%,
  02/01/08(e)                                  $   250,000   $      250,748
===========================================================================

HOUSEWARES & SPECIALTIES-0.05%

Newell Rubbermaid Inc.-Series A, Unsec.
  Unsub. Putable Medium Term Notes, 6.35%,
  07/15/08(e)                                      660,000          664,580
===========================================================================

INDUSTRIAL MACHINERY-0.09%

IDEX Corp., Sr. Unsec. Notes, 6.88%,
  02/15/08(e)                                    1,140,000        1,142,542
===========================================================================

INDUSTRIAL REIT'S-0.16%

AMB Property L.P., Sr. Unsec. Gtd. Sub.
  Notes, 7.10%, 06/30/08(e)                      1,750,000        1,766,047
---------------------------------------------------------------------------
ProLogis, Sr. Unsec. Unsub. Notes, 7.10%,
  04/15/08(e)                                      340,000          341,564
===========================================================================
                                                                  2,107,611
===========================================================================

INTEGRATED OIL & GAS-0.63%

ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(e)                                    1,100,000        1,137,730
---------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Unsec. Sub. Yankee
  Capital Securities, 8.90%, 08/15/28(e)         6,944,000        7,035,244
===========================================================================
                                                                  8,172,974
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.99%

Southwestern Bell Telephone L.P., Sr. Unsec.
  Unsub. Deb., 7.20%, 10/15/26(e)                1,926,000        1,959,166
---------------------------------------------------------------------------
Telecom Italia Capital S.A. (Italy), Unsec.
  Gtd. Unsub. Global Notes, 4.00%,
  11/15/08(e)                                    4,062,000        4,030,926
---------------------------------------------------------------------------
Verizon New York Inc., Sr. Unsec. Bonds,
  7.00%, 12/01/33(e)                             2,070,000        2,061,347
---------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Sr. Unsec.
  Global Bonds, 4.63%, 03/15/13(e)               2,870,000        2,767,599
---------------------------------------------------------------------------
Windstream Georgia Communications Corp.,
  Unsec. Deb., 6.50%, 11/15/13(e)                2,014,000        2,044,975
===========================================================================
                                                                 12,864,013
===========================================================================

INTERNET RETAIL-0.09%

Expedia, Inc., Sr. Unsec. Gtd. Putable Global
  Notes, 7.46%, 08/15/13(e)                      1,065,000        1,095,022
===========================================================================

INVESTMENT BANKING & BROKERAGE-1.01%

Bear Stearns Cos. Inc., (The), Floating Rate
  Notes, 5.60%, 07/19/10(e)(i)                   3,070,000        2,887,765
---------------------------------------------------------------------------
Goldman Sachs Group Inc., Sr. Sub. Global
  Notes, 6.75%, 10/01/37(e)                      1,700,000        1,689,936
---------------------------------------------------------------------------
Jefferies Group, Inc.,
  Sr. Unsec. Deb., 5.88%, 06/08/14(e)            4,060,000        4,129,020
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 6.45%, 06/08/27(e)             900,000          849,024
---------------------------------------------------------------------------
Lehman Brothers Holdings Inc.-Series I, Sr.
  Floating Rate Medium Term Notes, 4.91%,
  11/24/08(e)(i)                                   630,000          620,859
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                PRINCIPAL
                                                 AMOUNT          VALUE
INVESTMENT BANKING & BROKERAGE-(CONTINUED)

Morgan Stanley-Series F, Sr. Unsec. Medium
  Term Global Notes, 5.95%, 12/28/17(e)        $ 1,660,000   $    1,666,192
---------------------------------------------------------------------------
SB Treasury Co. LLC-Series A, Jr. Sub. Trust
  Pfd. Capital Securities, 9.40% (Acquired
  06/29/07; Cost $1,263,554)(e)(g)(h)            1,220,000        1,248,462
===========================================================================
                                                                 13,091,258
===========================================================================

LEISURE FACILITIES-0.09%

International Speedway Corp., Sr. Unsec. Gtd.
  Notes, 4.20%, 04/15/09(e)                      1,135,000        1,122,958
===========================================================================

LEISURE PRODUCTS-0.05%

Hasbro Inc., Sr. Unsec. Notes, 6.15%,
  07/15/08(e)                                      690,000          689,572
===========================================================================

LIFE & HEALTH INSURANCE-0.31%

John Hancock Financial Services Inc., Sr.
  Notes, 5.63%, 12/01/08(e)                        250,000          251,375
---------------------------------------------------------------------------
Prudential Holdings, LLC-Series B, Bonds,
  (INS-Financial Security Assurance Inc.)
  7.25%, 12/18/23 (Acquired
  01/29/04-02/17/06; Cost
  $3,786,431)(e)(f)(g)                           3,240,000        3,739,932
===========================================================================
                                                                  3,991,307
===========================================================================

MORTGAGE REIT'S-0.30%

iStar Financial Inc.,
  Sr. Unsec. Floating Rate Notes,
  5.51%, 03/03/08(e)(i)                            200,000          199,300
---------------------------------------------------------------------------
  Sr. Unsec. Notes,
  7.00%, 03/15/08(e)                             2,180,000        2,188,459
---------------------------------------------------------------------------
  8.75%, 08/15/08(e)                             1,430,000        1,436,921
===========================================================================
                                                                  3,824,680
===========================================================================

MOVIES & ENTERTAINMENT-0.01%

News America Inc., Global Notes, 6.63%,
  01/09/08(e)                                      134,000          134,028
===========================================================================

MULTI-UTILITIES-0.62%

Centerpoint Energy Inc.-Series B, Sr. Unsec.
  Global Notes, 5.88%, 06/01/08(e)                 300,000          300,750
---------------------------------------------------------------------------
Consumers Energy Co.-Series A, Sr. Unsec.
  Global Notes, 6.38%, 02/01/08(e)               2,370,000        2,372,014
---------------------------------------------------------------------------
Dominion Capital Trust I, Jr. Unsec. Gtd.
  Sub. Trust Pfd. Capital Securities, 7.83%,
  12/01/27(e)                                    2,490,000        2,596,024
---------------------------------------------------------------------------
Dominion Resources, Inc., Sr. Unsec. Notes,
  4.13%, 02/15/08(e)                               525,000          524,323
---------------------------------------------------------------------------
Midamerican Energy Holdings Co., Sr. Unsec.
  Notes, 7.52%, 09/15/08(e)                      1,395,000        1,417,669
---------------------------------------------------------------------------
Public Service Co. of New Mexico, Sr. Unsec.
  Notes, 4.40%, 09/15/08(e)                        615,000          611,132
---------------------------------------------------------------------------
Xcel Energy Inc., Sr. Global Notes, 3.40%,
  07/01/08(b)(e)                                   250,000          247,995
===========================================================================
                                                                  8,069,907
===========================================================================

AIM Basic Balanced Fund

                                                PRINCIPAL
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

OIL & GAS REFINING & MARKETING-0.22%

Premcor Refining Group Inc., (The), Sr.
  Unsec. Global Notes, 9.50%, 02/01/13(e)      $ 2,755,000   $    2,889,003
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.26%

BankAmerica Capital II-Series 2, Jr. Unsec.
  Gtd. Sub. Trust Pfd. Capital Securities,
  8.00%, 12/15/26(e)                             1,420,000        1,474,926
---------------------------------------------------------------------------
BankAmerica Capital III, Gtd. Floating Rate
  Trust Pfd. Capital Securities, 5.81%,
  01/15/27(e)(i)                                 2,210,000        2,021,216
---------------------------------------------------------------------------
Capmark Financial Group Inc., Sr. Unsec. Gtd.
  Floating Rate Notes, 5.53%, 05/10/10
  (Acquired 05/03/07-11/08/07; Cost
  $4,528,400)(e)(g)(i)                           4,640,000        3,744,294
---------------------------------------------------------------------------
Countrywide Home Loans, Inc.-Series L, Unsec.
  Gtd. Unsub. Medium Term Global Notes,
  3.25%, 05/21/08(b)(e)                          4,390,000        3,952,098
---------------------------------------------------------------------------
Lazard Group, Sr. Unsec. Global Notes, 6.85%,
  06/15/17(e)                                    1,270,000        1,238,885
---------------------------------------------------------------------------
Mantis Reef Ltd. (Cayman Islands), Notes,
  4.69%, 11/14/08 (Acquired
  08/11/06-05/23/07; Cost $4,438,836)(e)(g)      4,525,000        4,546,177
---------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Sub.
  Bonds, 9.87% (Acquired 06/16/04-07/28/05;
  Cost $6,664,804)(e)(g)(h)                      5,890,000        6,011,452
---------------------------------------------------------------------------
NB Capital Trust II, Gtd. Sub. Trust Pfd.
  Capital Securities, 7.83%, 12/15/26(e)         3,775,000        3,910,900
---------------------------------------------------------------------------
NB Capital Trust IV, Jr. Gtd. Sub. Trust Pfd.
  Capital Securities, 8.25%, 04/15/27(e)         4,110,000        4,306,006
---------------------------------------------------------------------------
North Fork Capital Trust II, Gtd. Trust Pfd.
  Capital Securities, 8.00%, 12/15/27(e)         1,100,000        1,146,629
---------------------------------------------------------------------------
Old Mutual Capital Funding L.P. (United
  Kingdom), Gtd. Euro Bonds, 8.00%(e)(h)         2,320,000        2,326,496
---------------------------------------------------------------------------
Pemex Finance Ltd. (Mexico)-Series 1999-2,
  Class A1, Global Bonds, 9.69%, 08/15/09(e)     3,619,000        3,726,520
---------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 09/22/04; Cost $3,504,605)(e)(g)     2,962,222        3,357,560
---------------------------------------------------------------------------
Regional Diversified Funding (Cayman Islands)
  Class A-1a, Sr. Sec. Floating Rate Notes,
  5.41%, 01/25/36 (Acquired 03/21/05; Cost
  $636,566)(e)(g)(i)(j)                            671,384          645,955
---------------------------------------------------------------------------
Residential Capital LLC, Sr. Unsec. Gtd.
  Unsub. Floating Rate Notes, 5.65%,
  06/09/08(b)(e)(i)                              7,480,000        6,451,500
---------------------------------------------------------------------------
Suncorp-Metway Ltd. (Australia), Notes,
  3.50%, 06/15/13 (Acquired 03/13/07; Cost
  $2,484,704)(e)(g)                              2,540,000        2,541,524
---------------------------------------------------------------------------
Twin Reefs Pass-Through Trust, Floating Rate
  Pass Through Ctfs., 6.24% (Acquired
  12/07/04-10/23/06; Cost
  $1,609,000)(e)(g)(h)(i)(j)                     1,610,000        1,047,820
---------------------------------------------------------------------------
Two-Rock Pass-Through Trust (Bermuda),
  Floating Rate Pass Through Ctfs., 5.83%
  (Acquired 11/10/06; Cost
  $1,596,882)(e)(g)(h)(i)(j)                     1,595,000          719,744
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                PRINCIPAL
                                                 AMOUNT          VALUE
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

UFJ Finance Aruba AEC (Japan), Unsec. Gtd.
  Sub. Euro Bonds, 8.75%(e)(h)                 $ 1,020,000   $    1,033,926
---------------------------------------------------------------------------
Windsor Financing LLC, Sr. Gtd. Notes, 5.88%,
  07/15/17 (Acquired 02/07/06; Cost
  $979,210)(e)(g)                                  979,210        1,032,214
===========================================================================
                                                                 55,235,842
===========================================================================

PACKAGED FOODS & MEATS-0.49%

General Mills Inc., Notes, 6.73%, 02/05/08(e)    2,765,000        2,774,733
---------------------------------------------------------------------------
Heinz (H.J.) Co., Notes, 6.43%, 12/01/08
  (Acquired 05/30/07; Cost $3,257,062)(e)(g)     3,220,000        3,297,924
---------------------------------------------------------------------------
Sara Lee Corp.-Series D, Medium Term Notes,
  6.15%, 06/19/08(e)                               275,000          275,839
===========================================================================
                                                                  6,348,496
===========================================================================

PAPER PACKAGING-0.07%

Sealed Air Corp., Sr. Unsec. Notes, 5.38%,
  04/15/08 (Acquired 05/18/07; Cost
  $908,144)(e)(g)                                  910,000          910,282
===========================================================================

PAPER PRODUCTS-0.04%

International Paper Co., Notes, 5.13%,
  11/15/12(e)                                      540,000          539,854
===========================================================================

PROPERTY & CASUALTY INSURANCE-2.35%

Chubb Corp., Sr. Unsec. Notes, 5.47%,
  08/16/08(e)                                      990,000          995,148
---------------------------------------------------------------------------
CNA Financial Corp.,
  Sr. Unsec. Unsub. Notes,
  6.45%, 01/15/08(e)                             3,275,000        3,275,295
---------------------------------------------------------------------------
  6.60%, 12/15/08(e)                             8,272,000        8,417,587
---------------------------------------------------------------------------
First American Capital Trust I, Gtd. Trust
  Pfd. Capital Securities, 8.50%, 04/15/12(e)    4,705,000        5,132,637
---------------------------------------------------------------------------
North Front Pass-Through Trust, Pass Through
  Ctfs., 5.81%, 12/15/24 (Acquired 12/08/04;
  Cost $2,369,940)(e)(g)                         2,350,000        2,249,890
---------------------------------------------------------------------------
Oil Casualty Insurance Ltd. (Bermuda), Unsec.
  Gtd. Bonds, 8.00%, 09/15/34 (Acquired
  04/29/05-06/09/05; Cost $3,737,949)(e)(g)      3,495,000        3,618,478
---------------------------------------------------------------------------
Oil Insurance Ltd., Notes, 7.56% (Acquired
  06/15/06; Cost $6,280,000)(e)(g)(h)            6,280,000        6,454,019
---------------------------------------------------------------------------
QBE Capital Funding II L.P. (Australia), Gtd.
  Sub. Bonds, 6.80% (Acquired 04/25/07; Cost
  $350,000)(e)(g)(h)                               350,000          330,719
===========================================================================
                                                                 30,473,773
===========================================================================

REGIONAL BANKS-1.30%

Cullen/Frost Capital Trust I, Jr. Unsec. Gtd.
  Sub. Floating Rate Notes, 6.67%,
  03/01/34(e)(i)                                 4,050,000        3,959,118
---------------------------------------------------------------------------
National City Corp., Sr. Unsec. Notes, 3.20%,
  04/01/08(e)                                      500,000          497,690
---------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate Trust
  Pfd. Capital Securities, 5.69%,
  06/01/28(e)(i)                                 1,175,000        1,036,080
---------------------------------------------------------------------------

AIM Basic Balanced Fund

                                                PRINCIPAL
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
REGIONAL BANKS-(CONTINUED)

Silicon Valley Bank, Unsec. Sub. Notes,
  6.05%, 06/01/17(e)                           $ 2,020,000   $    1,952,875
---------------------------------------------------------------------------
TCF National Bank, Sub. Notes, 5.00%,
  06/15/14(e)                                    1,500,000        1,503,225
---------------------------------------------------------------------------
US AgBank FCB-Series 1, Notes, 6.11%
  (Acquired 03/15/07; Cost
  $1,405,000)(e)(g)(h)(j)                        1,405,000        1,264,725
---------------------------------------------------------------------------
Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12(e)                             6,240,000        6,679,421
===========================================================================
                                                                 16,893,134
===========================================================================

REINSURANCE-0.12%

Stingray Pass-Through Trust, Pass Through
  Ctfs., 5.90%, 01/12/15 (Acquired
  01/07/05-07/19/07; Cost
  $2,927,640)(e)(g)(j)                           3,000,000        1,577,280
===========================================================================

RESIDENTIAL REIT'S-0.04%

AvalonBay Communities Inc., Sr. Unsec. Medium
  Term Notes, 8.25%, 07/15/08(e)                   550,000          558,365
===========================================================================

RESTAURANTS-0.23%

Darden Restaurants Inc., Sr. Unsec. Notes,
  5.63%, 10/15/12(e)                               900,000          913,113
---------------------------------------------------------------------------
Yum! Brands Inc., Sr. Unsec. Notes, 7.65%,
  05/15/08(e)                                    2,090,000        2,104,881
===========================================================================
                                                                  3,017,994
===========================================================================

RETAIL REIT'S-0.12%

National Retail Properties Inc., Sr. Unsec.
  Unsub. Notes, 7.13%, 03/15/08(e)               1,360,000        1,361,523
---------------------------------------------------------------------------
Tanger Properties L.P., Sr. Unsec. Gtd.
  Notes, 9.13%, 02/15/08(e)                        215,000          215,763
===========================================================================
                                                                  1,577,286
===========================================================================

SPECIALIZED FINANCE-0.37%

CIT Group Inc.,
  Sr. Medium Term Notes,
  4.75%, 08/15/08(e)                             2,290,000        2,266,963
---------------------------------------------------------------------------
  Sr. Unsec. Floating Rate Medium Term Notes,
  5.23%, 05/23/08(e)(i)                          1,300,000        1,280,331
---------------------------------------------------------------------------
  Sr. Unsec. Medium Term Global Notes,
  4.00%, 05/08/08(e)                             1,310,000        1,303,253
===========================================================================
                                                                  4,850,547
===========================================================================

SPECIALIZED REIT'S-0.46%

HCP Inc., Sr. Unsec. Medium Term Notes,
  6.70%, 01/30/18(e)                             1,680,000        1,650,298
---------------------------------------------------------------------------
Health Care Property Investors Inc., Sr.
  Unsec. Floating Rate Medium Term Notes,
  5.44%, 09/15/08(e)(i)                          2,540,000        2,536,207
---------------------------------------------------------------------------
Health Care REIT Inc., Sr. Unsec. Notes,
  5.88%, 05/15/15(e)                             1,905,000        1,803,330
===========================================================================
                                                                  5,989,835
===========================================================================

---------------------------------------------------------------------------
                                                PRINCIPAL
                                                 AMOUNT          VALUE

SPECIALTY CHEMICALS-0.08%

Valspar Corp.,
  Sr. Unsec. Unsub. Notes,
  5.63%, 05/01/12(e)                           $   500,000   $      506,115
---------------------------------------------------------------------------
  6.05%, 05/01/17(e)                               500,000          515,785
===========================================================================
                                                                  1,021,900
===========================================================================

THRIFTS & MORTGAGE FINANCE-0.24%

PMI Group Inc. (The), Sr. Unsec. Notes,
  5.57%, 11/15/08(e)                               415,000          411,879
---------------------------------------------------------------------------
Washington Mutual, Inc.,
  Floating Rate Ctfs. of Deposit,
  5.24%, 04/18/08(e)(i)                          1,250,000        1,250,200
---------------------------------------------------------------------------
  Floating Rate Global Notes,
  5.13%, 08/25/08(e)(i)                          1,420,000        1,376,236
===========================================================================
                                                                  3,038,315
===========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.08%

Western Power Distribution Holdings Ltd.
  (United Kingdom), Sr. Unsec. Unsub. Notes,
  7.38%, 12/15/28 (Acquired 01/25/05; Cost
  $1,008,342)(e)(g)                                900,000        1,030,860
===========================================================================

TRUCKING-0.51%

Roadway Corp., Sr. Sec. Gtd. Global Notes,
  8.25%, 12/01/08(e)                             4,077,000        4,119,645
---------------------------------------------------------------------------
Stagecoach Transport Holdings PLC (United
  Kingdom), Unsec. Unsub. Yankee Notes,
  8.63%, 11/15/09(e)                             2,300,000        2,458,631
===========================================================================
                                                                  6,578,276
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.06%

Alamosa Delaware Inc., Sr. Gtd. Global Notes,
  8.50%, 01/31/12(e)                             3,550,000        3,702,437
---------------------------------------------------------------------------
Nextel Communications, Inc.-Series D, Sr.
  Gtd. Notes, 7.38%, 08/01/15(e)                 4,290,000        4,248,773
---------------------------------------------------------------------------
Sprint Nextel Corp., Unsec. Deb., 9.25%,
  04/15/22(e)                                    2,900,000        3,458,540
---------------------------------------------------------------------------
US Unwired Inc.-Series B, Sr. Sec. Gtd.
  Second Priority Global Notes, 10.00%,
  06/15/12(e)                                    2,220,000        2,364,078
===========================================================================
                                                                 13,773,828
===========================================================================
    Total Bonds & Notes (Cost $339,735,628)                     330,576,832
===========================================================================

U.S. MORTGAGE-BACKED SECURITIES-11.82%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-3.69%

Pass Through Ctfs.,
  5.50%, 05/01/13 to 02/01/37(e)                 2,030,421        2,045,144
---------------------------------------------------------------------------
  7.00%, 06/01/15 to 06/01/32(e)                 3,793,558        3,980,219
---------------------------------------------------------------------------
  6.50%, 01/01/16 to 01/01/35(e)                 2,435,740        2,508,417
---------------------------------------------------------------------------
  6.00%, 03/01/17 to 01/01/34(e)                 4,229,430        4,324,110
---------------------------------------------------------------------------
  4.50%, 10/01/18(e)                               234,390          230,554
---------------------------------------------------------------------------
  8.00%, 01/01/27(e)                               639,757          685,213
---------------------------------------------------------------------------

AIM Basic Balanced Fund

                                                PRINCIPAL
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.-(CONTINUED)

  7.50%, 11/01/30 to 03/01/32(e)               $   306,609   $      327,460
---------------------------------------------------------------------------
  5.00%, 10/01/33(e)                               248,148          242,527
---------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/38(e)(k)                         14,482,000       14,131,268
---------------------------------------------------------------------------
  5.50%, 01/01/38(e)(k)                         10,100,000       10,079,487
---------------------------------------------------------------------------
  6.00%, 02/01/38(e)(k)                          9,200,000        9,327,940
===========================================================================
                                                                 47,882,339
===========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-6.58%

Pass Through Ctfs.,
  8.50%, 03/01/10 to 01/01/23(e)                   101,051          108,529
---------------------------------------------------------------------------
  6.50%, 04/01/14 to 01/01/37(e)                 2,395,458        2,482,945
---------------------------------------------------------------------------
  7.50%, 11/01/15 to 05/01/32(e)                 2,383,085        2,559,361
---------------------------------------------------------------------------
  7.00%, 12/01/15 to 09/01/32(e)                 2,316,825        2,429,738
---------------------------------------------------------------------------
  5.00%, 11/01/17 to 11/01/18(e)                 1,653,562        1,657,926
---------------------------------------------------------------------------
  5.50%, 07/01/19 to 10/01/34(e)                 8,721,370        8,761,301
---------------------------------------------------------------------------
  8.00%, 08/01/21 to 10/01/30(e)                   486,098          520,098
---------------------------------------------------------------------------
  6.00%, 03/01/22 to 03/01/37(e)                   176,277          178,838
---------------------------------------------------------------------------
  8.50%, 10/01/28(e)                               990,609(l)      1,065,343
---------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.50%, 01/01/23 to 01/01/38(e)(k)             18,314,000       18,364,005
---------------------------------------------------------------------------
  6.00%, 01/01/23 to 01/01/38(e)(k)             25,664,000       26,069,715
---------------------------------------------------------------------------
  6.50%, 01/01/38(e)(k)                          7,428,000        7,635,754
---------------------------------------------------------------------------
  7.00%, 01/01/38(e)(k)                         12,914,000       13,434,596
===========================================================================
                                                                 85,268,149
===========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.55%

Pass Through Ctfs.,
  6.50%, 10/15/08 to 04/15/37(e)                 4,635,016        4,816,484
---------------------------------------------------------------------------
  7.00%, 10/15/08 to 06/15/37(e)                 3,052,080        3,201,076
---------------------------------------------------------------------------
  6.00%, 11/15/08 to 10/15/33(e)                 5,923,659        6,081,893
---------------------------------------------------------------------------
  5.00%, 03/15/18(e)                             1,311,005        1,314,886
---------------------------------------------------------------------------
  8.00%, 08/15/22 to 01/20/31(e)                   382,997          413,425
---------------------------------------------------------------------------
  7.50%, 06/15/23 to 05/15/32(e)                   858,328          915,667
---------------------------------------------------------------------------
  8.50%, 11/15/24 to 02/15/25(e)                    91,953          100,497
---------------------------------------------------------------------------
  5.50%, 12/15/31 to 05/15/35(e)                 3,202,947        3,229,074
===========================================================================
                                                                 20,073,002
===========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $152,869,410)                                       153,223,490
===========================================================================

ASSET-BACKED SECURITIES-3.31%

COLLATERALIZED MORTGAGE OBLIGATIONS-2.14%

Accredited Mortgage Loan Trust-Series 2003-3,
  Class A3, Floating Rate Pass Through Ctfs.,
  5.63%, 01/25/34(e)(i)                            182,029          176,029
---------------------------------------------------------------------------
Banc of America Mortgage Securities Inc.-
  Series 2003-D, Class 2AI, Floating Rate
  Pass Through Ctfs., 4.18%, 05/25/33(e)(i)        939,574          949,365
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                PRINCIPAL
                                                 AMOUNT          VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS-(CONTINUED)

Capital One Multi-Asset Execution Trust-
  Series 2003-B4, Class B4, Floating Rate
  Pass Through Ctfs., 5.83%, 07/15/11(e)(i)    $ 2,230,000   $    2,235,332
---------------------------------------------------------------------------
Countrywide Asset-Backed Ctfs.-Series 2004-6,
  Class 2A5, Floating Rate Pass Through
  Ctfs., 5.26%, 11/25/34(e)(i)                     434,323          398,335
---------------------------------------------------------------------------
Countrywide Home Loans-Series 2004-HYB7,
  Class 1A2, Pass Through Ctfs., 4.69%,
  11/20/34(e)(i)                                   961,884          971,913
---------------------------------------------------------------------------
Credit Suisse First Boston Mortgage
  Securities Corp.,
  Series 2004-AR3, Class 5A1,
  Pass Through Ctfs.,
  4.73%, 04/25/34(e)(i)                            918,098          915,639
---------------------------------------------------------------------------
  Series 2004-AR7, Class 2A1,
  Pass Through Ctfs.,
  4.63%, 11/25/34(e)(i)                          1,090,951        1,090,113
---------------------------------------------------------------------------
  Series 2004-C4, Class A6,
  Pass Through Ctfs.,
  4.69%, 10/15/39(e)                             2,850,000        2,802,704
---------------------------------------------------------------------------
Federal Home Loan Bank-Series TQ-2015, Class
  A, Pass Through Ctfs., 5.07%, 10/20/15(e)      2,228,537        2,276,361
---------------------------------------------------------------------------
GSR Mortgage Loan Trust-Series 2004-5, Class
  2A1, Pass Through Ctfs., 4.47%,
  05/25/34(e)(i)                                   601,727          595,640
---------------------------------------------------------------------------
Master Asset Securitization Trust-Series
  2003-8, Class 1A1, Pass Through Ctfs.,
  5.50%, 09/25/33(e)                             2,599,571        2,582,862
---------------------------------------------------------------------------
MLCC Mortgage Investors, Inc.-Series 2003-G,
  Class A1, Floating Rate Pass Through Ctfs.,
  5.19%, 01/25/29(e)(i)                            661,742          651,088
---------------------------------------------------------------------------
Morgan Stanley Mortgage Loan Trust- Series
  2004-6AR, Class 2A2, Pass Through Ctfs.,
  6.12%, 08/25/34(e)(i)                            464,345          464,565
---------------------------------------------------------------------------
Nomura Asset Acceptance Corp.-Series
  2005-AR1, Class 2A1, Floating Rate Pass
  Through Ctfs., 5.15%, 02/25/35(e)(i)             140,956          135,145
---------------------------------------------------------------------------
Option One Mortgage Securities Corp.- Series
  2007-4A, Floating Rate Notes, 4.97%,
  04/25/12 (Acquired 05/11/07; Cost
  $1,017,516)(g)(i)(j)(m)                        1,017,516          966,640
---------------------------------------------------------------------------
Residential Asset Mortgage Products, Inc.-
  Series 2003-RS2, Class AII, Floating Rate
  Pass Through Ctfs., 5.21%, 03/25/33(e)(i)        163,614          147,862
---------------------------------------------------------------------------
Specialty Underwriting & Residential Finance-
  Series 2003-BC3, Class A, Floating Rate
  Pass Through Ctfs., 5.22%, 08/25/34(e)(i)          8,370            8,163
---------------------------------------------------------------------------
Structured Adjustable Rate Mortgage Loan
  Trust,
  Series 2004-3AC, Class A1,
  Floating Rate Pass Through Ctfs.,
  4.94%, 03/25/34(e)(i)                          1,032,640        1,022,955
---------------------------------------------------------------------------
  Series 2005-1, Class 1A1,
  Pass Through Ctfs.,
  5.40%, 02/25/35(e)(i)                            537,306          540,009
---------------------------------------------------------------------------

AIM Basic Balanced Fund

                                                PRINCIPAL
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-(CONTINUED)

Structured Asset Securities Corp.,
  Series 2003-37A, Class 7A,
  Pass Through Ctfs.,
  7.56%, 12/25/33(e)(i)                        $   279,615   $      289,271
---------------------------------------------------------------------------
  Series 2004-2AC, Class A1,
  Floating Rate Pass Through Ctfs.,
  4.99%, 02/25/34(e)(i)                          1,905,488        1,903,694
---------------------------------------------------------------------------
  Series 2007-OSI, Class A2,
  Floating Rate Pass Through Ctfs.,
  4.96%, 06/25/37(e)(i)                          2,450,917        2,376,552
---------------------------------------------------------------------------
U.S. Bank N.A., Sr. Medium Term Notes, 5.92%,
  05/25/12(e)                                    2,966,665        3,110,459
---------------------------------------------------------------------------
Vanderbilt Mortgage Finance-Series 2002-B,
  Class A4, Pass Through Ctfs., 5.84%,
  02/07/26(e)                                    1,175,000        1,131,385
===========================================================================
                                                                 27,742,081
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.17%

Citicorp Lease Pass-Through Trust- Series
  1999-1, Class A2, Pass Through Ctfs.,
  8.04%, 12/15/19 (Acquired
  06/01/00-01/26/06; Cost $6,733,854)(e)(g)      6,085,000        7,014,776
---------------------------------------------------------------------------
LILACS Repackaging 2005-I-Series A, Sr. Sec.
  Notes, 5.14%, 04/15/15 (Acquired 07/14/05;
  Cost $4,356,217)(g)(j)(m)                      4,356,217        4,362,969
---------------------------------------------------------------------------
Patron's Legacy 2003-III-LILACS-III-Series A,
  Ctfs., 5.65%, 04/17/18 (Acquired 11/04/04;
  Cost $487,214)(g)(j)(m)                          475,141          473,335
---------------------------------------------------------------------------
Patron's Legacy 2004-1-LILACS-1-Series A,
  Ctfs., 6.67%, 05/04/18 (Acquired
  04/30/04-07/14/05; Cost
  $3,346,569)(g)(j)(m)                           3,305,193        3,336,228
===========================================================================
                                                                 15,187,308
===========================================================================
    Total Asset-Backed Securities (Cost
      $42,960,467)                                               42,929,389
===========================================================================

                                                 SHARES
PREFERRED STOCKS-3.09%

LIFE & HEALTH INSURANCE-0.12%

Aegon N.V. (Netherlands), 6.38% Pfd.                79,800        1,576,050
===========================================================================

OFFICE SERVICES & SUPPLIES-0.76%

Pitney Bowes International Holdings Inc.,-
  Series D, 4.85% Pfd.(e)(i)                           102        9,864,699
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES- 1.85%

Auction Pass Through Trust,
  Series 2007-T2, Class A,
  7.95% Floating Rate Pfd.
  (Acquired 12/14/07; Cost
  $12,525,000)(g)(i)(j)(m)                             167       12,556,274
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                 SHARES          VALUE
  Series 2007-T3, Class A,
  8.25% Floating Rate Pfd.
  (Acquired 10/22/07-12/14/07; Cost
  $11,327,481)(g)(i)(j)(m)                             151   $   11,335,643
===========================================================================
                                                                 23,891,917
===========================================================================

SPECIALIZED FINANCE-0.10%

Agfirst Farm Credit Bank-Class B, 6.59% Pfd.
  (Acquired 06/05/07; Cost $1,485,000)(e)(g)     1,485,000        1,309,666
===========================================================================

THRIFTS & MORTGAGE FINANCE-0.11%

Fannie Mae, 8.25% Pfd.                              55,000        1,416,250
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.15%

Telephone & Data Systems, Inc.-Series A,
  7.60% Pfd.                                        93,000        1,936,260
===========================================================================
    Total Preferred Stocks (Cost $40,924,343)                    39,994,842
===========================================================================

                                                PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-1.11%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.81%

Unsec. Floating Rate Global Notes, 3.90%,
  02/17/09(e)(i)                               $ 3,860,000        3,837,882
---------------------------------------------------------------------------
Unsec. Notes, 6.25%, 03/29/22(e)                 6,550,000(n)      6,587,663
===========================================================================
                                                                 10,425,545
===========================================================================

STUDENT LOAN MARKETING ASSOCIATION-0.30%

Medium Term Notes, 5.05%, 11/14/14(e)            1,230,000        1,035,082
---------------------------------------------------------------------------
Series A, Medium Term Notes, 3.63%,
  03/17/08(e)                                    1,380,000        1,373,583
---------------------------------------------------------------------------
Unsec. Unsub. Floating Rate Medium Term
  Notes, 3.96%, 12/15/08(e)(i)                   1,520,000        1,494,160
===========================================================================
                                                                  3,902,825
===========================================================================
    Total U.S. Government Agency Securities
      (Cost $14,386,465)                                         14,328,370
===========================================================================
MUNICIPAL OBLIGATIONS-0.28%

Detroit (City of), Michigan; Series 2005 A-1,
  Taxable Capital Improvement Limited Tax GO,
  (INS-Ambac Assurance Corp.) 4.96%,
  04/01/20(e)(f)                                 1,550,000        1,493,394
---------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Series
  2003, Taxable Allocation RB, (INS-MBIA
  Insurance Corp.) 6.10%, 05/01/24(e)(f)         2,060,000        2,104,372
===========================================================================
    Total Municipal Obligations (Cost
      $3,662,666)                                                 3,597,766
===========================================================================

AIM Basic Balanced Fund

                                                PRINCIPAL
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
STUDENT LOAN MARKETING ASSOCIATION-(CONTINUED)

MONEY MARKET FUNDS-1.44%

Liquid Assets Portfolio-Institutional
  Class(o)                                     $ 9,313,936   $    9,313,936
---------------------------------------------------------------------------
Premier Portfolio-Institutional Class(o)         9,313,936        9,313,936
===========================================================================
    Total Money Market Funds (Cost
      $18,627,872)                                               18,627,872
===========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-108.68% (Cost
  $1,253,624,053)                                             1,408,205,099
===========================================================================

---------------------------------------------------------------------------
                                                PRINCIPAL
                                                 AMOUNT          VALUE
INVESTMENTS PURCHASED WITH CASH
  COLLATERAL FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-1.51%

Liquid Assets Portfolio-Institutional Class
  (Cost $19,543,914)(o)(p)                     $19,543,914   $   19,543,914
===========================================================================
TOTAL INVESTMENTS-110.19% (Cost
  $1,273,167,967)                                             1,427,749,013
===========================================================================
OTHER ASSETS LESS LIABILITIES-(10.19)%                         (132,004,029)
===========================================================================
NET ASSETS-100.00%                                           $1,295,744,984
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Ctfs.   - Certificates
Deb.    - Debentures
GO      - General Obligation Bonds
Gtd.    - Guaranteed
INS     - Insurer
Jr.     - Junior
LILACS  - Life Insurance and Life Annuities Backed Charitable Securities
Pfd.    - Preferred
RB      - Revenue Bonds
REIT    - Real Estate Investment Trust
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) All or a portion of this security was out on loan at December 31, 2007.
(c) Non-income producing security.
(d) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2007 was $37,876,381, which represented 2.92% of the Fund's Net Assets. See Note 1A.
(e) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at December 31, 2007 was $546,691,040, which represented 42.19% of the Fund's Net Assets. See Note 1A.
(f) Principal and/or interest payments are secured by the bond insurance company listed.
(g) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2007 was $118,925,799, which represented 9.18% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(h) Perpetual bond with no specified maturity date.
(i) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2007.
(j) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The aggregate value of these securities considered illiquid at December 31, 2007 was $38,286,613, which represented 2.95% of the Fund's Net Assets.
(k) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1I.
(l) All or a portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 9.
(m) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of these securities at December 31, 2007 was $33,031,089, which represented 2.55% of the Fund's Net Assets. See Note 1A.
(n) A portion of the principal balance was segregated as collateral to cover margin requirements for open credit default swap contracts. See Note 1M and
    Note 10.
(o) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(p) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Basic Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $1,234,996,181)*  $1,389,577,227
------------------------------------------------------------
Investments in affiliates (Cost $38,171,786)      38,171,786
============================================================
    Total investments (Cost $1,273,167,967)    1,427,749,013
============================================================
Foreign currencies, at value (Cost $1,680)             1,661
------------------------------------------------------------
Receivables for:
  Investments sold                                61,074,102
------------------------------------------------------------
  Variation margin                                   286,219
------------------------------------------------------------
  Fund shares sold                                 2,154,865
------------------------------------------------------------
  Dividends and Interest                           6,300,323
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               448,838
------------------------------------------------------------
Other assets                                         158,071
============================================================
    Total assets                               1,498,173,092
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                          163,635,236
------------------------------------------------------------
  Fund shares reacquired                          11,614,698
------------------------------------------------------------
  Amount due custodian                             1,453,312
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 653,130
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        19,543,914
------------------------------------------------------------
  Unrealized depreciation on swap agreements       2,660,959
------------------------------------------------------------
  Premiums received on swap agreements             1,293,659
------------------------------------------------------------
Accrued distribution fees                            524,784
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                               665
------------------------------------------------------------
Accrued transfer agent fees                          770,859
------------------------------------------------------------
Accrued operating expenses                           276,892
============================================================
    Total liabilities                            202,428,108
============================================================
Net assets applicable to shares outstanding   $1,295,744,984
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,621,967,890
------------------------------------------------------------
Undistributed net investment income                 (114,017)
------------------------------------------------------------
Undistributed net realized gain (loss)          (478,048,898)
------------------------------------------------------------
Unrealized appreciation                          151,940,009
============================================================
                                              $1,295,744,984
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  676,944,778
____________________________________________________________
============================================================
Class B                                       $  241,041,317
____________________________________________________________
============================================================
Class C                                       $  133,222,377
____________________________________________________________
============================================================
Class R                                       $   10,959,062
____________________________________________________________
============================================================
Investor Class                                $  226,892,549
____________________________________________________________
============================================================
Institutional Class                           $    6,684,901
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           51,013,743
____________________________________________________________
============================================================
Class B                                           18,208,034
____________________________________________________________
============================================================
Class C                                           10,055,231
____________________________________________________________
============================================================
Class R                                              826,589
____________________________________________________________
============================================================
Investor Class                                    17,102,132
____________________________________________________________
============================================================
Institutional Class                                  504,289
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        13.27
------------------------------------------------------------
  Maximum offering price per share
    (Net asset value of $13.27 divided by
    94.50%)                                   $        14.04
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        13.24
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        13.25
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        13.26
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                     $        13.27
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        13.26
____________________________________________________________
============================================================

* At December 31, 2007, securities with an aggregate value of $18,956,987 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Basic Balanced Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Interest                                                      $  31,153,606
---------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $199,721)         14,777,180
---------------------------------------------------------------------------
Dividends from affiliates (includes securities lending
  income of $20,411)                                              1,582,888
===========================================================================
    Total investment income                                      47,513,674
===========================================================================

EXPENSES:

Advisory fees                                                     7,606,421
---------------------------------------------------------------------------
Administrative services fees                                        389,545
---------------------------------------------------------------------------
Custodian fees                                                      145,572
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         1,867,421
---------------------------------------------------------------------------
  Class B                                                         3,026,113
---------------------------------------------------------------------------
  Class C                                                         1,503,534
---------------------------------------------------------------------------
  Class R                                                            38,988
---------------------------------------------------------------------------
  Investor Class                                                    665,281
---------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Investor                    3,550,212
---------------------------------------------------------------------------
Transfer agent fees -- Institutional                                  2,442
---------------------------------------------------------------------------
Trustees' and officer's fees and benefits                            61,857
---------------------------------------------------------------------------
Other                                                               523,864
===========================================================================
    Total expenses                                               19,381,250
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                   (151,295)
===========================================================================
    Net expenses                                                 19,229,955
===========================================================================
Net investment income                                            28,283,719
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains from securities
    sold to affiliates of $4,547,754)                           125,199,036
---------------------------------------------------------------------------
  Foreign currencies                                                  9,593
---------------------------------------------------------------------------
  Futures contracts                                                (645,039)
---------------------------------------------------------------------------
  Swap agreements                                                   909,398
===========================================================================
                                                                125,472,988
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (112,444,580)
---------------------------------------------------------------------------
  Foreign currencies                                                 (1,999)
---------------------------------------------------------------------------
  Futures contracts                                                 925,409
---------------------------------------------------------------------------
  Swap agreements                                                (2,641,035)
===========================================================================
                                                               (114,162,205)
===========================================================================
Net realized and unrealized gain                                 11,310,783
===========================================================================
Net increase in net assets resulting from operations          $  39,594,502
___________________________________________________________________________
===========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Basic Balanced Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                   2007              2006
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   28,283,719    $   28,303,189
----------------------------------------------------------------------------------------------
  Net realized gain                                              125,472,988        94,967,335
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)          (114,162,205)       41,153,333
==============================================================================================
    Net increase in net assets resulting from operations          39,594,502       164,423,857
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (17,116,265)      (17,077,479)
----------------------------------------------------------------------------------------------
  Class B                                                         (4,563,714)       (6,054,999)
----------------------------------------------------------------------------------------------
  Class C                                                         (2,316,568)       (2,530,825)
----------------------------------------------------------------------------------------------
  Class R                                                           (178,636)         (131,080)
----------------------------------------------------------------------------------------------
  Investor Class                                                  (6,039,341)       (6,589,651)
----------------------------------------------------------------------------------------------
  Institutional Class                                               (102,908)           (2,846)
==============================================================================================
    Decrease in net assets resulting from distributions          (30,317,432)      (32,386,880)
==============================================================================================
Share transactions-net:
  Class A                                                       (114,679,639)      (91,768,660)
----------------------------------------------------------------------------------------------
  Class B                                                       (120,698,935)     (190,334,691)
----------------------------------------------------------------------------------------------
  Class C                                                        (31,327,601)      (43,939,203)
----------------------------------------------------------------------------------------------
  Class R                                                          3,699,698            51,923
----------------------------------------------------------------------------------------------
  Investor Class                                                 (63,494,189)      (79,282,144)
----------------------------------------------------------------------------------------------
  Institutional Class                                              6,717,170           106,661
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (319,783,496)     (405,166,114)
==============================================================================================
    Net increase (decrease) in net assets                       (310,506,426)     (273,129,137)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,606,251,410     1,879,380,547
==============================================================================================
  End of year (including undistributed net investment income
    of $(114,017) and $(2,057,713), respectively)             $1,295,744,984    $1,606,251,410
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Basic Balanced Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital and current income.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from

AIM Basic Balanced Fund

     settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. DOLLAR ROLL AND FORWARD COMMITMENT TRANSACTIONS -- The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced ("TBA") basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.

       In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a "fee" or a "drop". "Fee" income which is agreed upon amongst the parties at the commencement of the dollar roll and the "drop" which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be

AIM Basic Balanced Fund

     invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.

       Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.

       At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.

       Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund's overall interest rate exposure.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

L. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M. SWAP AGREEMENTS -- The Fund may enter into various swap transactions, including interest rate, index, currency exchange rate and credit default swap contracts ("CDS") for investment purposes or to manage interest rate, currency or credit risk.

       Interest rate, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

       A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying an upfront payment and/or a fixed payment over the life of the agreement to the seller of the CDS. If a defined credit event occurs (such

AIM Basic Balanced Fund

     as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver the corresponding bonds, or other similar bonds issued by the same reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive an upfront payment and/or a fixed payment over the life of the agreement. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer the full notional value of the referenced obligation, and the Fund would receive the corresponding bonds or similar bonds issued by the same reference entity. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. Because the CDS is a bilateral agreement between Counterparties, the transaction can alternatively be settled by a cash payment in the case of a credit event.

       Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.

N. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $150 million                                            0.65%
--------------------------------------------------------------------
Next $1.85 billion                                            0.50%
--------------------------------------------------------------------
Next $2 billion                                               0.45%
--------------------------------------------------------------------
Next $2 billion                                               0.40%
--------------------------------------------------------------------
Next $2 billion                                               0.375%
--------------------------------------------------------------------
Over $8 billion                                               0.35%
 ___________________________________________________________________
====================================================================


    Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $22,520.

    At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2007, Invesco reimbursed expenses of the Fund in the amount of $10,083.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and

AIM Basic Balanced Fund

Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2007, ADI advised the Fund that it retained $100,714 in front-end sales commissions from the sale of Class A shares and $2,942, $232,103, $7,685 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                      CHANGE IN
                                                                      UNREALIZED
                     VALUE         PURCHASES         PROCEEDS        APPRECIATION        VALUE        DIVIDEND
FUND               12/31/06         AT COST         FROM SALES      (DEPRECIATION)     12/31/07        INCOME
---------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $21,896,097     $328,547,674     $(341,129,835)      $    --        $ 9,313,936    $  776,687
---------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class            21,896,097      328,547,674      (341,129,835)           --          9,313,936       774,673
===============================================================================================================
  Subtotal        $43,792,194     $657,095,348     $(682,259,670)      $    --        $18,627,872    $1,551,360
===============================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                      CHANGE IN
                                                                      UNREALIZED
                     VALUE         PURCHASES         PROCEEDS        APPRECIATION        VALUE        DIVIDEND
FUND               12/31/06         AT COST         FROM SALES      (DEPRECIATION)     12/31/07       INCOME*
---------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $        --     $298,502,152     $(278,958,238)      $    --        $19,543,914    $   20,411
===============================================================================================================

* Net of compensation to counterparties.

INVESTMENTS IN OTHER AFFILIATES:

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the year ended December 31, 2007.

                                                                       CHANGE IN
                                                                       UNREALIZED
                      VALUE         PURCHASES         PROCEEDS        APPRECIATION        VALUE        DIVIDEND     REALIZED
                    12/31/06         AT COST         FROM SALES      (DEPRECIATION)     12/31/07        INCOME     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------
Auction Pass
  Through
  Trust-Series
  2001-1, Class
  A, Floating
  Rate Pfd.        $   759,787     $         --     $    (750,000)      $(9,787)       $        --    $   11,117     $   --
==============================================================================================================================
  Total
    Investments
    in
    Affiliates     $44,551,981     $955,597,500     $(961,967,908)      $(9,787)       $38,171,786    $1,582,888     $   --
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the

AIM Basic Balanced Fund

current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities sales of $15,120,715, which resulted in net realized gains of $4,547,754, and securities purchases of $1,719,949.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended December 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $118,692.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $8,277 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $18,956,987 were on loan to brokers. The loans were secured by cash collateral of $19,543,914 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $20,411 for securities lending transactions, which are net of compensation to counterparties.

AIM Basic Balanced Fund

NOTE 9--FUTURES CONTRACTS

On December 31, 2007, $990,609 principal amount of U.S. Mortgage-backed obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                           OPEN FUTURES CONTRACTS AT PERIOD END
--------------------------------------------------------------------------------------------------------------------------
                                                                                                              UNREALIZED
                                                              NUMBER OF       MONTH/           VALUE         APPRECIATION
CONTRACT                                                      CONTRACTS     COMMITMENT       12/31/07       (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                        95       Mar-08/Long      $10,476,719        $ 33,990
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                       73       Mar-08/Long        8,277,516          80,976
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Long Bonds                                         325       Mar-08/Long       37,821,875         (94,059)
==========================================================================================================================
                                                                                            $56,576,110        $ 20,907
==========================================================================================================================
U.S. Treasury 2 Year Notes                                        12       Mar-08/Short     $(2,523,000)       $   (964)
==========================================================================================================================
                                                                                            $54,053,110        $ 19,943
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 10--CREDIT DEFAULT SWAP AGREEMENTS

                                     OPEN CREDIT DEFAULT SWAP AGREEMENTS AT PERIOD END
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  NOTIONAL      UNREALIZED
                                                      BUY/SELL     (PAY)/RECEIVE    EXPIRATION     AMOUNT      APPRECIATION
COUNTERPARTY                REFERENCE ENTITY         PROTECTION     FIXED RATE         DATE        (000)      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
Lehman Bros. Special
  Financing Inc.        Dow Jones CDX.NA.IG             Sell            0.75%(a)     06/20/12      26,000      $  (547,324)
----------------------------------------------------------------------------------------------------------------------------
Lehman Bros. Special
  Financing Inc.        MBIA Inc.                       Sell            1.90%        09/20/08      10,400         (575,940)
----------------------------------------------------------------------------------------------------------------------------
Lehman Bros. Special
  Financing Inc.        MBIA Inc.                       Sell            7.10%        12/20/08       5,200         (134,408)
----------------------------------------------------------------------------------------------------------------------------
Lehman Bros. Special
  Financing Inc.        Residential Capital, LLC        Sell            5.00%(b)     03/20/08       6,675         (195,595)
----------------------------------------------------------------------------------------------------------------------------
Lehman Bros. Special
  Financing Inc.        Residential Capital, LLC        Sell            2.75%        09/20/08       1,525         (264,853)
----------------------------------------------------------------------------------------------------------------------------
Lehman Bros. Special
  Financing Inc.        Residential Capital, LLC        Sell            6.80%        09/20/08       3,600         (542,568)
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch           AMBAC Financial Group,
  International         Inc.                            Sell            2.30%        12/20/08       5,710         (320,810)
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch           AMBAC Financial Group,
  International         Inc.                            Sell            5.10%        12/20/08       2,855          (87,701)
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch           AMBAC Financial Group,
  International         Inc.                            Sell            6.75%        12/20/08       2,855          (44,858)
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch
  International         CIT Group Inc.                  Sell            2.40%        09/20/08       2,745          (44,177)
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch
  International         CIT Group Inc.                  Sell            2.50%        09/20/08       1,225          (18,849)
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch           Lehman Bros. Holdings
  International         Inc.                            Sell            0.90%        09/20/08       5,190          (25,807)
----------------------------------------------------------------------------------------------------------------------------
                        AMBAC Financial Group,
UBS AG                  Inc.                            Sell           11.00%        12/20/08       4,995          114,587
----------------------------------------------------------------------------------------------------------------------------
UBS AG                  Pulte Homes, Inc.               Sell            4.20%        12/20/08       5,720          (26,741)
----------------------------------------------------------------------------------------------------------------------------
                        United Parcel Service,
UBS AG                  Inc.                             Buy           (0.26)%       12/20/17       5,000           54,085
============================================================================================================================
Total Credit Default
  Swap Agreements                                                                                              $(2,660,959)
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) Unamortized premium at period end of $1,034,162.
(b) Unamortized premium at period end of $259,497.

NOTE 11--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                                                 2007           2006
----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $30,317,432    $32,386,880
________________________________________________________________________________________
========================================================================================

AIM Basic Balanced Fund


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                     2007
------------------------------------------------------------------------------
Net unrealized appreciation -- investments                      $  149,646,486
------------------------------------------------------------------------------
Temporary book/tax differences                                        (470,440)
------------------------------------------------------------------------------
Capital loss carryforward                                         (475,398,952)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,621,967,890
==============================================================================
  Total net assets                                              $1,295,744,984
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales, treatment of partnerships and bond premium amortization, the recognition of gains (losses) on dollar roll transactions, the realization for tax purposes of unrealized gains (losses) on certain future contracts and credit default swap agreements. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(19).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $114,531,522 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2007 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2008                                               $  1,837,190
-----------------------------------------------------------------------------
December 31, 2009                                                473,561,762
=============================================================================
Total capital loss carryforward                                 $475,398,952
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of July 18, 2005, the date of reorganization of AIM Total Return Fund and AIM Balanced Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 12--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $633,717,263 and $905,246,895, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $201,376,807
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (51,730,302)
==============================================================================
Net unrealized appreciation of investment securities             $149,646,505
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,278,102,508.

NOTE 13--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of bond premium amortization, paydowns on mortgage-backed securities, foreign currency transactions and swap agreements, undistributed net investment income was increased by $3,977,409, undistributed net realized gain (loss) was decreased by $3,557,291 and shares of beneficial interest decreased by $420,118. This reclassification had no effect on the net assets of the Fund.

AIM Basic Balanced Fund

NOTE 14--SHARE INFORMATION


The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors.


    Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Class R shares, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.


                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                        2007(a)                           2006
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       4,209,506    $  57,162,509      5,554,775    $  69,877,462
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,194,220       16,151,409      1,642,616       20,562,209
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         732,151        9,919,539      1,035,649       12,980,241
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         406,529        5,464,024        174,775        2,202,980
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                1,868,750       25,391,431      2,076,711       26,090,526
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             518,506        7,064,137          8,219          104,034
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,194,081       16,101,260      1,288,017       16,206,328
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         317,627        4,272,152        452,214        5,660,842
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         156,224        2,102,325        186,996        2,344,394
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                          13,284          178,433         10,412          131,078
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                  430,071        5,801,012        508,154        6,386,710
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               7,675          102,643            224            2,846
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       4,288,570       58,188,297      6,798,647       85,418,117
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (4,301,053)     (58,188,297)    (6,818,504)     (85,418,117)
==========================================================================================================================
Reacquired:
  Class A                                                     (18,111,387)    (246,131,705)   (20,956,438)    (263,270,567)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (6,118,316)     (82,934,199)   (10,471,166)    (131,139,625)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,194,289)     (43,349,465)    (4,726,936)     (59,263,838)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (143,706)      (1,942,759)      (180,764)      (2,282,135)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                               (6,962,193)     (94,686,632)    (8,910,860)    (111,759,380)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (33,081)        (449,610)           (17)            (219)
==========================================================================================================================
                                                              (23,526,831)   $(319,783,496)   (32,327,276)   $(405,166,114)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 8% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

NOTE 15--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal.


    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM Basic Balanced Fund

NOTE 16--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                2007           2006        2005       2004       2003
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  13.26       $  12.25    $  11.86    $ 11.50    $  9.46
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.29(a)        0.24(a)     0.16       0.08       0.05
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.04           1.05        0.41       0.71       2.05
=======================================================================================================================
    Total from investment operations                              0.33           1.29        0.57       0.79       2.10
=======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.32)         (0.28)      (0.18)     (0.10)     (0.06)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --          --      (0.33)        --
=======================================================================================================================
    Total distributions                                          (0.32)         (0.28)      (0.18)     (0.43)     (0.06)
=======================================================================================================================
Net asset value, end of period                                $  13.27       $  13.26    $  12.25    $ 11.86    $ 11.50
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                   2.46%         10.67%       4.85%      6.89%     22.35%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $676,945       $788,003    $817,588    $68,951    $53,675
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.08%(c)       1.14%       1.14%      1.47%      1.50%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.08%(c)       1.14%       1.14%      1.49%      1.57%
=======================================================================================================================
Ratio of net investment income to average net assets              2.14%(c)       1.93%       1.59%      0.73%      0.46%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                             44%            38%         90%        64%        51%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $746,968,237.

                                                                                       CLASS B
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                2007           2006        2005       2004       2003
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  13.23       $  12.22    $  11.84    $ 11.49    $  9.46
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.19(a)        0.15(a)     0.08       0.01      (0.02)
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.04           1.04        0.40       0.69       2.06
=======================================================================================================================
    Total from investment operations                              0.23           1.19        0.48       0.70       2.04
=======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.22)         (0.18)      (0.10)     (0.02)     (0.01)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --          --      (0.33)        --
=======================================================================================================================
    Total distributions                                          (0.22)         (0.18)      (0.10)     (0.35)     (0.01)
=======================================================================================================================
Net asset value, end of period                                $  13.24       $  13.23    $  12.22    $ 11.84    $ 11.49
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                   1.69%          9.86%       4.04%      6.12%     21.64%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $241,041       $358,655    $517,032    $79,968    $76,304
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.83%(c)       1.89%       1.88%      2.12%      2.15%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.83%(c)       1.89%       1.88%      2.14%      2.22%
=======================================================================================================================
Ratio of net investment income (loss) to average net assets       1.39%(c)       1.18%       0.85%      0.08%     (0.19)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                             44%            38%         90%        64%        51%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $302,611,297.

AIM Basic Balanced Fund

                                                                                       CLASS C
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                2007           2006        2005       2004       2003
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  13.24       $  12.23    $  11.85    $ 11.49    $  9.46
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.19(a)        0.15(a)     0.08       0.01      (0.02)
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.04           1.04        0.40       0.70       2.06
=======================================================================================================================
    Total from investment operations                              0.23           1.19        0.48       0.71       2.04
=======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.22)         (0.18)      (0.10)     (0.02)     (0.01)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --          --      (0.33)        --
=======================================================================================================================
    Total distributions                                          (0.22)         (0.18)      (0.10)     (0.35)     (0.01)
=======================================================================================================================
Net asset value, end of period                                $  13.25       $  13.24    $  12.23    $ 11.85    $ 11.49
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                   1.69%          9.86%       4.04%      6.21%     21.64%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $133,222       $163,630    $194,027    $27,729    $24,790
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.83%(c)       1.89%       1.88%      2.12%      2.15%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.83%(c)       1.89%       1.88%      2.14%      2.22%
=======================================================================================================================
Ratio of net investment income (loss) to average net assets       1.39%(c)       1.18%       0.85%      0.08%     (0.19)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                             44%            38%         90%        64%        51%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $150,353,387.

                                                                                  CLASS R
                                                              ------------------------------------------------
                                                                                                APRIL 30, 2004
                                                                                                (COMMENCEMENT
                                                                 YEAR ENDED DECEMBER 31,           DATE) TO
                                                              ------------------------------     DECEMBER 31,
                                                               2007          2006      2005          2004
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.25       $12.24    $11.87        $11.61
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.26(a)      0.21(a)   0.13          0.05
--------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.04         1.05      0.40          0.60
==============================================================================================================
    Total from investment operations                             0.30         1.26      0.53          0.65
==============================================================================================================
Less distributions:
  Dividends from net investment income                          (0.29)       (0.25)    (0.16)        (0.06)
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --           --        --         (0.33)
==============================================================================================================
    Total distributions                                         (0.29)       (0.25)    (0.16)        (0.39)
==============================================================================================================
Net asset value, end of period                                $ 13.26       $13.25    $12.24        $11.87
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                  2.20%       10.40%     4.47%         5.68%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $10,959       $7,293    $6,684        $   19
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.33%(c)     1.39%     1.38%         1.62%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.33%(c)     1.39%     1.38%         1.64%(d)
==============================================================================================================
Ratio of net investment income to average net assets             1.89%(c)     1.68%     1.35%         0.58%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(e)                                         44%          38%       90%           64%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $7,797,587.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Basic Balanced Fund

                                                                           INVESTOR CLASS
                                                              ----------------------------------------
                                                                                         JULY 15, 2005
                                                                    YEAR ENDED           (COMMENCEMENT
                                                                   DECEMBER 31,            DATE) TO
                                                              -----------------------    DECEMBER 31,
                                                                2007           2006          2005
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  13.26       $  12.25      $  11.97
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.29(a)        0.24(a)       0.09
------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.04           1.05          0.30
======================================================================================================
    Total from investment operations                              0.33           1.29          0.39
======================================================================================================
Less dividends from net investment income                        (0.32)         (0.28)        (0.11)
======================================================================================================
Net asset value, end of period                                $  13.27       $  13.26      $  12.25
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                   2.46%         10.67%         3.28%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $226,893       $288,522      $344,015
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets                           1.08%(c)       1.14%         1.10%(d)
======================================================================================================
Ratio of net investment income to average net assets              2.14%(c)       1.93%         1.63%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(e)                                          44%            38%           90%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $266,112,427.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                            INSTITUTIONAL CLASS
                                                              -----------------------------------------------
                                                                                               APRIL 30, 2004
                                                                                               (COMMENCEMENT
                                                                 YEAR ENDED DECEMBER 31,          DATE) TO
                                                              -----------------------------     DECEMBER 31,
                                                               2007         2006      2005          2004
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $13.25       $12.24    $11.86        $11.61
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.34(a)      0.30(a)   0.22          0.10
-------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.04         1.05      0.40          0.61
=============================================================================================================
    Total from investment operations                            0.38         1.35      0.62          0.71
=============================================================================================================
Less distributions:
  Dividends from net investment income                         (0.37)       (0.34)    (0.24)        (0.13)
-------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --           --        --         (0.33)
=============================================================================================================
    Total distributions                                        (0.37)       (0.34)    (0.24)        (0.46)
=============================================================================================================
Net asset value, end of period                                $13.26       $13.25    $12.24        $11.86
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                 2.89%       11.22%     5.28%         6.15%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $6,685       $  149    $   34        $   11
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.69%(c)     0.68%     0.67%         0.93%(d)
-------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.69%(c)     0.68%     0.67%         0.95%(d)
=============================================================================================================
Ratio of net investment income to average net assets            2.53%(c)     2.39%     2.06%         1.27%(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate(e)                                        44%          38%       90%           64%
_____________________________________________________________________________________________________________
=============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,441,324.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Basic Balanced Fund


NOTE 17--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On July 6, 2007, the Securities and Exchange Commission ("SEC") published notice of two proposed distribution plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by AIM who may have been harmed by market timing and related activity. Comments on the Distribution Plans were due no later than August 6, 2007 and the Distribution Plans are awaiting final approval by the SEC. Distributions from the Fair Funds will begin after the SEC finally approves the Distribution Plans. The proposed Distribution Plans provide for distribution to all eligible investors, for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the AIM Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the Distribution Plans have not received final approval from the SEC and distribution of the Fair Funds has not yet commenced, management of AIM and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

    At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Basic Balanced Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Funds Group and Shareholders of AIM Basic Balanced Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Basic Balanced Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2008
Houston, Texas

AIM Basic Balanced Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00           $967.30            $5.50           $1,019.61           $5.65            1.11%
          B                   1,000.00            963.60             9.21            1,015.83            9.45            1.86
          C                   1,000.00            963.60             9.21            1,015.83            9.45            1.86
          R                   1,000.00            966.10             6.74            1,018.35            6.92            1.36
      Investor                1,000.00            967.30             5.50            1,019.61            5.65            1.11

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Supplement to Annual Report dated 12/31/07

AIM Basic Balanced Fund
                                             ==========================================
Institutional Class Shares                   AVERAGE ANNUAL TOTAL RETURNS                    PLEASE NOTE THAT PAST PERFORMANCE IS
                                             For periods ended 12/31/07                   NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been                                                        RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class      Inception                            6.92%   THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview        5 Years                           9.61    REINVESTMENT OF DISTRIBUTIONS AT NAV.
specific to their holdings. Institutional       1 Year                            2.89    INVESTMENT RETURN AND PRINCIPAL VALUE WILL
Class shares are offered exclusively to      ==========================================   FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
institutional investors, including defined                                                MAY BE WORTH MORE OR LESS THAN THEIR
contribution plans that meet certain         INSTITUTIONAL CLASS SHARES' INCEPTION DATE   ORIGINAL COST. SEE FULL REPORT FOR
criteria.                                    IS APRIL 30, 2004. RETURNS SINCE THAT DATE   INFORMATION ON COMPARATIVE BENCHMARKS.
                                             ARE HISTORICAL RETURNS. ALL OTHER RETURNS    PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             ARE BLENDED RETURNS OF HISTORICAL            MORE INFORMATION. FOR THE MOST CURRENT
                                             INSTITUTIONAL CLASS SHARE PERFORMANCE AND    MONTH-END PERFORMANCE, PLEASE CALL
                                             RESTATED CLASS A SHARE PERFORMANCE (FOR      800-451-4246 OR VISIT AIMINVESTMENTS.COM.
                                             PERIODS PRIOR TO THE INCEPTION DATE OF
                                             INSTITUTIONAL CLASS SHARES) AT NET ASSET
                                             VALUE (NAV) AND REFLECT THE HIGHER RULE
                                             12B-1 FEES APPLICABLE TO CLASS A SHARES.
                                             CLASS A SHARES' INCEPTION DATE IS
                                             SEPTEMBER 28, 2001.

                                                INSTITUTIONAL CLASS SHARES HAVE NO
                                             SALES CHARGE; THEREFORE, PERFORMANCE IS AT
                                             NAV. PERFORMANCE OF INSTITUTIONAL CLASS
                                             SHARES WILL DIFFER FROM PERFORMANCE OF
                                             OTHER SHARE CLASSES PRIMARILY DUE TO
                                             DIFFERING SALES CHARGES AND CLASS
                                             EXPENSES.

==========================================
NASDAQ SYMBOL                        BBLIX
==========================================

Over for information on your Fund's expenses.

=======================================================================================
THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                            [AIM INVESTMENTS LOGO]
AIMINVESTMENTS.COM         BBA-INS-1            A I M Distributors, Inc.                                  -- REGISTERED TRADEMARK --

AIM Basic Balanced Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                      HYPOTHETICAL
                                                                                (5% ANNUAL RETURN BEFORE
                                                       ACTUAL                           EXPENSES)
                            BEGINNING          ENDING          EXPENSES          ENDING          EXPENSES       ANNUALIZED
                          ACCOUNT VALUE     ACCOUNT VALUE     PAID DURING     ACCOUNT VALUE     PAID DURING      EXPENSE
        CLASS              (07/01/07)       (12/31/07)(1)      PERIOD(2)       (12/31/07)        PERIOD(2)        RATIO
    Institutional           $1,000.00          $969.30           $3.42          $1,021.73          $3.52           0.69%

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Basic Balanced Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Qualified Dividend Income*                                 48.50%
         Corporate Dividends Received Deduction*                    39.00%

       * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 were 47.35%, 47.51%, 54.27%, and 46.92%, respectively.

AIM Basic Balanced Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds--Registered Trademark--; Vice
                                             Chairman, Investment Company Institute;
                                             and Member of Executive Board, SMU Cox
                                             School of Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       1987       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         2001       Retired                                   None
  Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm)

                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2000       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          1997       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)

                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      1998       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        1992       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee                                    Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Basic Balanced Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--

                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, Invesco       N/A
  Vice President                             Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       General Counsel, Secretary and Senior
  Vice President                             Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       1992       Head of Invesco's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)

                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

                                             Fund holdings and proxy voting information
                [EDELIVERY
               GO PAPERLESS                  The Fund provides a complete list of its
       AIMINVESTMENTS.COM/EDELIVERY          holdings four times in each fiscal year,
                 GRAPHIC]                    at the quarter-ends. For the second and
                                             fourth quarters, the lists appear in the
REGISTER FOR EDELIVERY                       Fund's semiannual and annual reports to
                                             shareholders. For the first and third
eDelivery is the process of receiving your   quarters, the Fund files the lists with
fund and account information via e-mail.     the Securities and Exchange Commission
Once your quarterly statements, tax forms,   (SEC) on Form N-Q. The most recent list of
fund reports, and prospectuses are           portfolio holdings is available at
available, we will send you an e-mail        AIMinvestments.com. From our home page,
notification containing links to these       click on Products & Performance, then
documents. For security purposes, you will   Mutual Funds, then Fund Overview. Select
need to log in to your account to view       your Fund from the drop-down menu and
your statements and tax forms.               click on Complete Quarterly Holdings.
                                             Shareholders can also look up the Fund's
WHY SIGN UP?                                 Forms N-Q on the SEC Web site at sec.gov.
                                             Copies of the Fund's Forms N-Q may be
Register for eDelivery to:                   reviewed and copied at the SEC Public
                                             Reference Room in Washington, D.C. You can
o  save your Fund the cost of printing and   obtain information on the operation of the
   postage.                                  Public Reference Room, including
                                             information about duplicating fee charges,
o  reduce the amount of paper you receive.   by calling 202-942-8090 or 800-732-0330,
                                             or by electronic request at the following
o  gain access to your documents faster by   e-mail address: publicinfo@sec.gov. The
   not waiting for the mail.                 SEC file numbers for the Fund are
                                             811-01540 and 002-27334.
o  view your documents online anytime at
   your convenience.                         A description of the policies and
                                             procedures that the Fund uses to determine
o  save the documents to your personal       how to vote proxies relating to portfolio
   computer or print them out for your       securities is available without charge,
   records.                                  upon request, from our Client Services
                                             department at 800-959-4246 or on the AIM
HOW DO I SIGN UP?                            Web site, AIMinvestments.com. On the home
                                             page, scroll down and click on Proxy
It's easy. Just follow these simple steps:   Policy. The information is also available
                                             on the SEC Web site, sec.gov.
1. Log in to your account.
                                             Information regarding how the Fund voted
2. Click on the "Service Center" tab.        proxies related to its portfolio
                                             securities during the 12 months ended June
3. Select "Register for eDelivery" and       30, 2007, is available at our Web site. Go
   complete the consent process.             to AIMinvestments.com, access the About Us
                                             tab, click on Required Notices and then
This AIM service is provided by AIM          click on Proxy Voting Activity. Next,
Investment Services, Inc.                    select the Fund from the drop-down menu.
                                             The information is also available on the
                                             SEC Web site, sec.gov.

                                             If used after April 20, 2008, this report
                                             must be accompanied by a Fund fact sheet
                                             or by an AIM Quarterly Performance Review
                                             for the most recent quarter-end. Mutual
                                             funds and exchange-traded funds
                                             distributed by A I M Distributors, Inc.

                                             BBA-AR-1   A I M Distributors, Inc.

                                                                [AIM INVESTMENTS LOGO]
                                                               --REGISTERED TRADEMARK--

INTERNATIONAL/GLOBAL EQUITY
International/Global Growth

                                                 AIM European Small Company Fund
                               Annual Report to Shareholders - December 31, 2007

Table of Contents

Letters to Shareholders ..................    2
Performance Summary ......................    4
Management Discussion ....................    4
Long-term Fund Performance ...............    6
Supplemental Information .................    8
Schedule of Investments ..................    9
Financial Statements .....................   11
Notes to Financial Statements ............   14
Financial Highlights .....................   21
Auditor's Report .........................   24
Fund Expenses ............................   25
Tax Information ..........................   26          [COVER GLOBE IMAGE]
Trustees and Officers ....................   27


[AIM INVESTMENT SOLUTIONS]

        [GRAPHIC]   [GRAPHIC]
        [DOMESTIC    [FIXED
          EQUITY]    INCOME]

[GRAPHIC]    [GRAPHIC]     [GRAPHIC]

 [TARGET     [TARGET     [DIVERSIFIED
  RISK]     MATURITY]     PORTFOLIOS]

     [GRAPHIC]     [GRAPHIC]
      [SECTOR   [INTERNATIONAL/
      EQUITY]    GLOBAL EQUITY]

 [AIM INVESTMENTS LOGO]
--REGISTERED TRADEMARK--

AIM European Small Company Fund

                    Dear Shareholders:

                    I'm pleased to provide you with this report, which includes
   [TAYLOR          a discussion of how your Fund was managed during the period
    PHOTO]          under review, and factors that affected its performance. The following pages contain important information that answers
Philip Taylor       questions you may have about your investment.

                       Despite notable volatility at points throughout the year
                    ended December 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S. Federal Reserve Board (the Fed) to lower short-term interest rates, among other factors.

                       At its mid-September 2007 meeting, the Fed cut its
                    federal funds target rate for the first time since June 2003.(1) That cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address concerns about a weak housing market and problems in the subprime mortgage market, which some feared could adversely affect the U.S. economy. The Fed cut the federal funds target rate again in late October and mid-December in response to continued economic uncertainty.

                       This kind of uncertainty can affect equity, fixed-income
                    and other markets--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                    o  Domestic, global and international equity funds.

                    o  Taxable and tax-exempt fixed-income funds.

                    o Allocation portfolios, with risk/return characteristics to match your needs.

                    o AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares--registered trademark-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears.

                       I encourage you to talk with your financial advisor if
                    you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                    In conclusion

                    In May, AIM Investments' parent company changed its name from AMVESCAP PLC to Invesco Ltd., uniting our worldwide operations and global expertise under a new name. While the name of our parent company may be new to you, I can assure you that AIM's commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                       We at AIM are committed to helping you achieve your
                    financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                    Sincerely,


                    /S/ PHILIP TAYLOR
                    -------------------------
                    Philip Taylor
                    President - AIM Funds
                    CEO, AIM Investments

                    February 11, 2008

                    Source: (1)U.S. Federal Reserve Board

                    AIM Investments--REGISTERED TRADEMARK-- is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and PowerShares Capital Management LLC are the investment advisors for the products and services represented by AIM Investments; they each provide investment advisory services to individual and institutional clients and do not sell securities. A I M Distributors, Inc. is the distributor for the retail mutual funds and U.S. institutional money market funds represented by AIM Investments and the exchange-traded funds managed by PowerShares Capital Management LLC. All entities are indirect wholly owned subsidiaries of Invesco Ltd.

AIM European Small Company Fund

                    Dear Fellow AIM Fund Shareholders:

                    The lines of communication are open: More than 250 of you
   [CROCKETT        have responded to the invitation I extended in my previous
     PHOTO]         letter to complete an online survey, and more than 50
                    shareholders have contacted me directly by e-mail. When I
Bruce L. Crockett   could respond quickly and easily to a shareholder's specific concern I did, but the messages for the most part raised consistent issues that I respond to here.

                       I have received many suggestions, a few complaints, and
                    one offer to buy a gold mine! In general, your letters expressed an appreciation for transparency, frankness and the opportunity to comment. Nevertheless, several shareholders found room for improvement in communications. Some would like more concise letters while others would prefer reports to be more customized for their particular information needs. With these reports going to tens of thousands of people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the information required by law. The ability to change or further customize letters and reports is also affected by technology, timeliness and cost.

                       Online survey responders preferred electronic
                    communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

                       The correspondence shows that improving fund performance
                    and reducing shareholder costs remain the key shareholder concerns. Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with AIM Investments to make improved performance a top priority for all fund managers.

                       Expense levels came up as another dominant issue, and no
                    respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds' 12b-1 fees annually with the shareholders' best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

                       The value of communication between the Board and
                    shareholders has been noted within and beyond the AIM community. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. Morningstar--trademark--, the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where AIM was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

                       In other news, Ruth Quigley retired from your Board at
                    the end of 2007, and we thank her for her many years of dedicated service. Larry Soll has assumed Ruth's place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathi-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

                       Your Board looks forward to another year of diligent
                    effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

                    Sincerely,


                    /S/ BRUCE L. CROCKETT
                    -------------------------
                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board of Trustees

                    February 11, 2008

AIM European Small Company Fund

Management's discussion of Fund performance                                                  While research responsibilities within
                                                                                          the portfolio management team are focused
=======================================================================================   by geographic market, we select
PERFORMANCE SUMMARY                                                                       investments for the Fund by using a
                                                                                          bottom-up investment approach. We
Steady market gains over the first half of the fiscal year were aided by improving        construct the Fund primarily on a
corporate earnings and record levels of merger and acquisition (M&A) activity. The        stock-by-stock basis, focusing on
second half of the fiscal year was characterized by a more uneven climb by markets.       strengths of individual companies rather
                                                                                          than sector or country economic trends. We
   Within this environment we are pleased to once again provide shareholders with         believe disciplined sell decisions are key
strong positive fund performance at net asset value (NAV). AIM European Small Company     to successful investing. We consider
Fund outperformed its style-specific index but underperformed the broad market index.     selling a stock when:
Strong stock selection and our willingness and ability to identify and purchase
attractive stocks that are not followed by many analysts gave us a competitive edge       o A company's fundamentals deteriorate, or
over the style-specific benchmark, the MSCI Europe Small Cap Index. However, our focus    it posts disappointing earnings.
on smaller cap stocks, which were generally down for the period, detracted from
performance versus the large-cap-oriented, developed-market MSCI EAFE Index.              o A stock's price seems overvalued.

   Your Fund's long-term performance appears later in this report.                        o A more attractive opportunity becomes
                                                                                          available.
FUND VS. INDEXES
                                                                                          Market conditions and your Fund
Total returns, 12/31/06- 12/31/07, at NAV. Performance shown does not include
applicable CDSC or front-end sales charges, which would have reduced performance.         Upward momentum driven by generally strong
                                                                                          corporate results and continued M&A
Class A Shares                                                                     7.88%  activity was punctuated by small
Class B Shares                                                                     7.06   corrections during November, February and
Class C Shares                                                                     7.06   June. July and August witnessed more
MSCI EAFE Index(triangle) (Broad Market Index)                                    11.17   severe falls as credit-market concerns and
                                                                                          their potential effect on financial stocks
MSCI Europe Small Cap Index(triangle) (Style-Specific Index)                       2.54   and M&A activity shook investor
                                                                                          confidence. However, European equities
Lipper European Funds Index(triangle) (Peer Group Index)                          16.93   ended the year higher, continuing the
                                                                                          momentum created by September's
SOURCE: (TRIANGLE) LIPPER INC.                                                            50-basis-point cut in the U.S. federal
=======================================================================================   funds rate.(1) Toward the end of the
                                                                                          period, equity investors exited riskier
How we invest                                (Earnings, Quality, Valuation) strategy      assets, such as small-cap stocks, and fled
                                             focuses primarily on identifying quality     to the relative safe haven of large-cap
When selecting stocks for your Fund, we      small-cap companies that have experienced,   stocks. However, inefficiencies in smaller
employ a disciplined investment strategy     or exhibit the potential for, accelerated    cap equities, stemming from reduced
that emphasizes fundamental research,        or above-average earnings growth, but        research about them versus large caps,
supported by both quantitative analysis      whose prices do not fully reflect these      continued to provide attractive investment
and portfolio construction techniques. Our   attributes.                                  opportunities for astute investors.
"EQV"

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE COUNTRIES*                          TOP 10 EQUITY HOLDINGS*

By sector                                    1. United Kingdom                     19.2%  1. Fuchs Petrolub A.G.-Pfd.           3.8%
Industrials                           43.9%  2. Netherlands                        15.3   2. Intralot S.A.                      3.7
Consumer Discretionary                23.8   3. Germany                            13.7   3. Jumbo S.A.                         3.1
Materials                              9.9   4. Switzerland                        10.8   4. Aalberts Industries N.V.           2.6
Financials                             7.2   5. Greece                              9.7   5. ElringKlinger A.G.                 2.5
Information Technology                 6.4                                                6. Daetwyler Holding A.G.             2.5
Energy                                 3.7   Total Net Assets           $390.14 million   7. Petroleum Geo-Services A.S.A.      2.4
Consumer Staples                       3.6                                                8. Homeserve PLC                      2.4
Health Care                            1.2   Total Number of Holdings*               64   9. Biesse S.p.A.                      2.3
Money Market Funds Plus                                                                   10. D+S europe A.G.                   2.2
Other Assets Less Liabilities          0.3

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.
==========================================   ==========================================   ==========================================

AIM European Small Company Fund

   As always, the cornerstone of our            Despite these strong results, the Fund    THE VIEWS AND OPINIONS EXPRESSED IN
strategy continued to be our security        did lag the broad larger cap,                MANAGEMENT'S DISCUSSION OF FUND
selection process. On an absolute basis,     developed-market EAFE Index. As noted        PERFORMANCE ARE THOSE OF A I M ADVISORS,
six of the Fund's eight invested sectors     earlier, small caps were beaten down over    INC. THESE VIEWS AND OPINIONS ARE SUBJECT
delivered positive returns during the        the period. The Fund's results               TO CHANGE AT ANY TIME BASED ON FACTORS
period. Stock selection within the           unfortunately reflected some of this         SUCH AS MARKET AND ECONOMIC CONDITIONS.
consumer discretionary, consumer staples     weakness. The general underperformance of    THESE VIEWS AND OPINIONS MAY NOT BE RELIED
and information technology sectors made      small caps was driven by several factors,    UPON AS INVESTMENT ADVICE OR
the largest contribution to the Fund's       including:                                   RECOMMENDATIONS, OR AS AN OFFER FOR A
relative results. An underweight position                                                 PARTICULAR SECURITY. THE INFORMATION IS
in the weak financials sector and an         o Risk aversion--As the investment           NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF
overweight position in the strong            environment became more challenging in the   ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR
industrials sector helped as well. In        second half of 2007, investors sought        THE FUND. STATEMENTS OF FACT ARE FROM
contrast, select energy stocks detracted     equity investments that were perceived to    SOURCES CONSIDERED RELIABLE, BUT A I M
from both relative and absolute returns.     offer more relative safety. This meant       ADVISORS, INC. MAKES NO REPRESENTATION OR
No exposure to utilities hurt relative       they tended to favor large-cap stocks,       WARRANTY AS TO THEIR COMPLETENESS OR
results as well.                             which are generally viewed as offering       ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE
                                             more diversification by product and          IS NO GUARANTEE OF FUTURE RESULTS, THESE
   From a geographical perspective, almost   geography and higher quality.                INSIGHTS MAY HELP YOU UNDERSTAND OUR
all major invested markets delivered                                                      INVESTMENT MANAGEMENT PHILOSOPHY.
positive results with solid stock            o Profit taking--The MSCI Europe Small Cap
selection across Germany, Greece, Sweden     index has outperformed its equivalent           See important Fund and index
and Denmark making the largest               large-cap index in the previous five years      disclosures later in this report.
contributions to relative results.           by about 6%-12% per year.(2) This
                                             obviously made small caps an easy source                 Jason T. Holzer
   Regardless of sectors or markets,         of profit taking as investors became more      [HOLZER   Chartered Financial Analyst,
however, the fund's ability to go "beyond    nervous about market volatility.                PHOTO]   senior portfolio manager, is
the beaten path" enabled us to identify                                                               lead manager of AIM European
many overlooked but rewarding discounted     o Valuation--By mid-2007, the MSCI Europe    Small Company Fund with respect to the
quality growth opportunities not             Small Cap Index was selling at about         Fund's small and mid-cap investments. Mr.
represented in the benchmark index. Strong   20%-30% valuation premium (forward P/E)      Holzer joined AIM in 1996. He earned a
performers over the period included JUMBO    relative to its large-cap equivalent.(3)     B.A. in quantitative economics and an M.S.
and ELRINGKLINGER.                           This reflected a major re-rating as          in engineering-economic systems from
                                             compared to earlier in this decade when      Stanford University.
o Jumbo, Greece's leading toy retailer,      small caps were selling at discount
continues to profitably take market share    valuations versus large caps.                            Borge Endresen
from smaller competitors in its local                                                                 Chartered Financial Analyst,
market and is now close to replicating its      While broader valuation metrics no         [ENDRESEN  portfolio manager, is manager
successful business strategy in faster       longer unequivocally favor small- and           PHOTO]   of AIM European Small Company
growing neighboring countries.               mid-cap equities relative to large caps,                 Fund. He joined AIM in 1999
                                             we believe that the Fund closed the          and graduated summa cum laude from the
o Elringklinger, the German auto supplier,   reporting period trading at an attractive    University of Oregon with a B.S. in
has a product portfolio almost entirely      absolute valuation and paid little premium   finance. He also earned an M.B.A from The
geared toward reducing carbon dioxide        for quality companies with above-average     University of Texas at Austin.
emissions and continues to profitably        growth.(3) We also believe that there's
outgrow peers.                               always a diversification case to be made     Assisted by the Europe/Canada Team
                                             for owning some small- and mid-cap stocks,
   Additionally, we believe being            which remain an inefficient universe where
bottom-up, active investors helped drive     it's easier for active managers to add
the Fund's broad stock-driven success. In    value with overlooked and under-researched
other words, we focus on selecting good      stocks.
stocks rather than trying to make top-down
macroeconomic bets or manage to a               Over the past 12 months, the Fund has
benchmark. As illustrated above, we          experienced strong returns. It would be
actively invest in opportunities outside     imprudent for us to suggest that such a
the index, which include small-cap stocks    level of performance is sustainable over
in both developed and emerging Europe. The   the long term. Regardless of macroeconomic
Fund's significant outperformance versus     trends, we remain committed to our
its style-specific benchmark highlights      disciplined EQV strategy. We are pleased
the potential benefits of this active        to have provided shareholders with
management skill.                            positive Fund returns for the fiscal year
                                             and thank you for your continued
   Despite the Fund's strong performance,    participation in AIM European Small
there were a few stock-specific detractors   Company Fund.
during the period, including Dutch
temporary staffing firm USG PEOPLE and       Sources: (1) U.S. Federal Reserve; (2)
Norwegian oil services company TGS NOPEC.    Lipper Inc.; (3) A I M Management, Inc.,
Over the period, we trimmed our position     Thomson Financial
in both names.

AIM European Small Company Fund

Your Fund's long-term performance

Past performance cannot guarantee            ment fees; performance of a market index     value of an investment, is constructed
comparable future results.                   does not. Performance shown in the chart     with each segment representing a percent
                                             and table(s) does not reflect deduction of   change in the value of the investment. In
   The data shown in the chart include       taxes a shareholder would pay on Fund        this chart, each segment represents a
reinvested distributions, applicable sales   distributions or sale of Fund shares.        doubling, or 100% change, in the value of
charges, Fund expenses and management        Performance of the indexes does not          the investment. In other words, the space
fees. Results for Class B shares are         reflect the effects of taxes.                between $5,000 and $10, 000 is the same
calculated as if a hypothetical                                                           size as the space between $10,000 and
shareholder had liquidated his entire           This chart, which is a logarithmic        $20,000, and so on.
investment in the Fund at the close of the   chart, presents the fluctuations in the
reporting period and paid the applicable     value of the Fund and its indexes. We
contingent deferred sales charges. Index     believe that a logarithmic chart is more
results include reinvested dividends, but    effective than other types of charts in
they do not reflect sales charges.           illustrating changes in value during the
Performance of an index of funds reflects    early years shown in the chart. The
fund expenses and manage-                    vertical axis, the one that indicates the
                                             dollar

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund and index data from 8/31/00

                 AIM EUROPEAN SMALL     AIM EUROPEAN SMALL     AIM EUROPEAN SMALL                MSCI EUROPE
                COMPANY FUND-CLASS A   COMPANY FUND-CLASS B   COMPANY FUND-CLASS C   MSCI EAFE       SMALL      LIPPER EUROPEAN
        DATE           SHARES                 SHARES                 SHARES           INDEX(1)   CAP INDEX(1)    FUNDS INDEX(1)

      8/31/00          $9450                  $10000                $10000              $10000      $10000          $10000
         9/00           9223                    9760                  9760                9513        9759            9484
        10/00           8722                    9230                  9220                9288        9285            9196
        11/00           8118                    8580                  8570                8940        9075            8704
        12/00           8710                    9212                  9202                9258        9593            9357
         1/01           8890                    9392                  9392                9253       10107            9328
         2/01           8149                    8600                  8600                8559        9716            8542
         3/01           7048                    7435                  7435                7989        8828            7792
         4/01           7332                    7726                  7726                8544        9355            8308
         5/01           7209                    7595                  7595                8242        9333            7988
         6/01           6877                    7244                  7244                7905        8895            7662
         7/01           6753                    7104                  7104                7761        8752            7585
         8/01           6839                    7194                  7194                7565        8823            7390
         9/01           5851                    6141                  6141                6799        7341            6561
        10/01           6336                    6652                  6652                6973        7815            6791
        11/01           6611                    6933                  6933                7230        8452            7085
        12/01           6830                    7174                  7164                7273        8598            7236
         1/02           6820                    7154                  7154                6886        8451            6918
         2/02           7001                    7334                  7324                6935        8479            6923
         3/02           7323                    7675                  7666                7343        9051            7270
         4/02           7675                    8036                  8037                7358        9328            7250
         5/02           7855                    8217                  8217                7451        9401            7254
         6/02           7903                    8267                  8268                7155        9076            7060
         7/02           7257                    7585                  7576                6448        8100            6323
         8/02           7276                    7605                  7595                6434        7973            6280
         9/02           6573                    6863                  6852                5743        7105            5502
        10/02           6782                    7073                  7073                6051        7398            5924
        11/02           7019                    7325                  7314                6326        7721            6204
        12/02           7000                    7295                  7294                6113        7528            5975
         1/03           6820                    7104                  7104                5858        7292            5714
         2/03           6687                    6964                  6963                5724        7001            5496
         3/03           6858                    7134                  7133                5611        6987            5429
         4/03           7466                    7766                  7765                6161        7988            6111
         5/03           8206                    8529                  8518                6535        8880            6561
         6/03           8349                    8679                  8669                6693        9065            6614
         7/03           8738                    9070                  9060                6855        9473            6740
         8/03           8947                    9281                  9281                7020        9806            6791
         9/03           9659                   10023                  10013               7236       10260            6943
        10/03          10380                   10766                  10755               7687       11109            7382
        11/03          10808                   11198                  11196               7858       11532            7707
        12/03          11477                   11880                  11878               8472       12150            8254
         1/04          12286                   12712                  12710               8592       12898            8495
         2/04          12858                   13295                  13292               8790       13477            8759
         3/04          12544                   12964                  12961               8840       13152            8477
         4/04          12411                   12824                  12822               8640       12858            8342
         5/04          12582                   12984                  12982               8669       12870            8428
         6/04          13030                   13446                  13434               8859       13338            8591
         7/04          12639                   13035                  13032               8571       12778            8290
         8/04          12858                   13255                  13252               8609       12747            8313
         9/04          13506                   13907                  13904               8834       13363            8678
        10/04          14211                   14629                  14626               9136       13911            8985
        11/04          15535                   15984                  15980               9760       15320            9630
        12/04          16489                   16949                  16955              10188       16125           10077
         1/05          17025                   17493                  17499              10001       16367            9962
         2/05          18447                   18940                  18946              10433       17261           10527
         3/05          18174                   18652                  18649              10171       16893           10222
         4/05          17834                   18294                  18291               9932       16309            9959
         5/05          17814                   18263                  18260               9937       16420            9953
         6/05          18758                   19218                  19215              10068       16862           10175
         7/05          20062                   20542                  20548              10377       17822           10672
         8/05          21144                   21639                  21635              10639       18431           11019
         9/05          21738                   22223                  22230              11113       18890           11259
        10/05          20405                   20858                  20856              10789       17789           10780
        11/05          20893                   21340                  21338              11052       18204           10997
        12/05          22508                   22966                  22975              11567       19178           11477
         1/06          24646                   25141                  25137              12277       21143           12359
         2/06          25809                   26310                  26316              12250       21663           12481
         3/06          27678                   28200                  28195              12653       22784           13013
====================================================================================================================================

                                                                                                              Source: (1)Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

         4/06          29859                   30396                  30402              13258       24284           13757
         5/06          28987                   29490                  29484              12743       23232           13182
         6/06          28106                   28573                  28579              12742       22814           13084
         7/06          27743                   28190                  28184              12868       22589           13217
         8/06          28190                   28627                  28621              13222       23215           13603
         9/06          27618                   28026                  28020              13242       23608           13682
        10/06          29695                   30114                  30116              13758       24902           14288
        11/06          31699                   32123                  32125              14169       26601           14904
        12/06          33332                   33758                  33757              14613       27853           15491
         1/07          34235                   34656                  34641              14712       28426           15778
         2/07          35029                   35425                  35424              14831       28539           15685
         3/07          36966                   37370                  37355              15209       29948           16387
         4/07          38759                   39164                  39159              15885       31657           17323
         5/07          39984                   40378                  40369              16163       32101           17706
         6/07          39708                   40075                  40054              16183       31603           17699
         7/07          40034                   40380                  40359              15945       31388           17291
         8/07          38604                   38902                  38881              15695       30050           17144
         9/07          39122                   39407                  39399              16535       29939           18140
        10/07          41481                   41744                  41735              17185       32167           18984
        11/07          36997                   37211                  37203              16620       29438           18256
        12/07          35952                   36142                  36152              16246       28561           18113
====================================================================================================================================

AIM European Small Company Fund

==========================================      CLASS A SHARE PERFORMANCE REFLECTS THE
AVERAGE ANNUAL TOTAL RETURNS                 MAXIMUM 5.50% SALES CHARGE, AND CLASS B
                                             AND CLASS C SHARE PERFORMANCE REFLECTS THE
As of 12/31/07, including maximum            APPLICABLE CONTINGENT DEFERRED SALES
applicable sales charges                     CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
                                             CDSC ON CLASS B SHARES DECLINES FROM 5%
CLASS A SHARES                               BEGINNING AT THE TIME OF PURCHASE TO 0% AT
Inception (8/31/00)                  19.06%  THE BEGINNING OF THE SEVENTH YEAR. THE
   5 Years                           37.15   CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
   1 Year                             1.95   YEAR AFTER PURCHASE.
CLASS B SHARES
Inception (8/31/00)                  19.15%     THE PERFORMANCE OF THE FUND'S SHARE
   5 Years                           37.61   CLASSES WILL DIFFER PRIMARILY DUE TO
   1 Year                             2.97   DIFFERENT SALES CHARGE STRUCTURES AND
CLASS C SHARES                               CLASS EXPENSES.
Inception (8/31/00)                  19.15%
   5 Years                           37.73      A REDEMPTION FEE OF 2% WILL BE IMPOSED
   1 Year                             6.24   ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
==========================================   THE FUND WITHIN 30 DAYS OF PURCHASE.
                                             EXCEPTIONS TO THE REDEMPTION FEE ARE
THE PERFORMANCE DATA QUOTED REPRESENT PAST   LISTED IN THE FUND'S PROSPECTUS.
PERFORMANCE AND CANNOT GUARANTEE
COMPARABLE FUTURE RESULTS; CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
VISIT AIMINVESTMENTS.COM FOR THE MOST
RECENT MONTH-END PERFORMANCE. PERFORMANCE
FIGURES REFLECT REINVESTED DISTRIBUTIONS,
CHANGES IN NET ASSET VALUE AND THE EFFECT
OF THE MAXIMUM SALES CHARGE UNLESS
OTHERWISE STATED. INVESTMENT RETURN AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU
MAY HAVE A GAIN OR LOSS WHEN YOU SELL
SHARES.

   THE TOTAL ANNUAL FUND OPERATING EXPENSE
RATIO SET FORTH IN THE MOST RECENT FUND
PROSPECTUS AS OF THE DATE OF THIS REPORT
FOR CLASS A, CLASS B AND CLASS C SHARES
WAS 1.55%, 2.30% AND 2.30%, RESPECTIVELY.                                                 ==========================================
THE EXPENSE RATIOS PRESENTED ABOVE MAY                                                    FOR A DISCUSSION OF THE RISKS OF INVESTING
VARY FROM THE EXPENSE RATIOS PRESENTED IN                                                 IN YOUR FUND AND INDEXES USED IN THIS
OTHER SECTIONS OF THIS REPORT THAT ARE                                                    REPORT, PLEASE TURN THE PAGE.
BASED ON EXPENSES INCURRED DURING THE                                                     ==========================================
PERIOD COVERED BY THIS REPORT.

AIM European Small Company Fund

AIM EUROPEAN SMALL COMPANY FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of December 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                          o Nondiversification increases the risk      Other information
                                             that the value of the Fund's shares may
o Class B shares are not available as an     vary more widely, and the Fund may be        o The returns shown in the management's
investment for retirement plans maintained   subject to greater investment and credit     discussion of Fund performance are based
pursuant to Section 401 of the Internal      risk than if the Fund invested more          on net asset values calculated for
Revenue Code, including 401(k) plans,        broadly.                                     shareholder transactions. Generally
money purchase pension plans and profit                                                   accepted accounting principles require
sharing plans, except for plans that have    o Investing in a fund that invests in        adjustments to be made to the net assets
existing accounts invested in Class B        smaller companies involves risks not         of the Fund at period end for financial
shares.                                      associated with investing in more            reporting purposes, and as such, the net
                                             established companies, such as business      asset values for shareholder transactions
o Effective Feb. 1, 2008, after the close    risk, stock price fluctuations and           and the returns based on those net asset
of the reporting period, the Fund reopened   illiquidity.                                 values may differ from the net asset
to all investors. The Fund had been in                                                    values and returns reported in the
limited offering since March 28, 2005.       About indexes used in this report            Financial Highlights.

Principal risks of investing in the Fund     o The MSCI EAFE--registered TRADEMARK--      o Industry classifications used in this
                                             INDEX is a free float-adjusted market        report are generally according to the
o The value of convertible securities in     capitalization index that is designed to     Global Industry Classification Standard,
which the Fund invests may be affected by    measure developed market equity              which was developed by and is the
market interest rates--the risk that the     performance, excluding the U.S. and          exclusive property and a service mark of
issuer may default on interest or            Canada.                                      Morgan Stanley Capital International Inc.
principal payments and the value of the                                                   and Standard & Poor's.
underlying common stock into which these     o The MSCI EUROPE SMALL CAP INDEX is a
securities may be converted may decline as   free float-adjusted market capitalization    o The Chartered Financial
a result.                                    index that represents the small cap          Analyst--REGISTERED TRADEMARK--
                                             segment in developed equity markets in       (CFA--REGISTERED TRADEMARK--) designation
o Investing in developing countries can      Europe.                                      is a globally recognized standard for
add additional risk, such as high rates of                                                measuring the competence and integrity of
inflation or sharply devalued currencies     o The LIPPER EUROPEAN FUNDS INDEX is an      investment professionals.
against the U.S. dollar. Transaction costs   equally weighted representation of the
are often higher, and there may be delays    largest funds in the Lipper European Funds
in settlement procedures.                    category. These funds concentrate their
                                             investments in equity securities whose
o Prices of equity securities change in      primary trading markets or operations are
response to many factors including the       concentrated in the European region or a
historical and prospective earnings of the   single country within this region.
issuer, the value of its assets, general
economic conditions, interest rates,         o The Fund is not managed to track the
investor perceptions and market liquidity.   performance of any particular index,
                                             including the indexes defined here, and
o Foreign securities have additional         consequently, the performance of the Fund
risks, including exchange rate changes,      may deviate significantly from the
political and economic upheaval, the         performance of the indexes.
relative lack of information, relatively
low market liquidity, and the potential      o A direct investment cannot be made in an
lack of strict financial and accounting      index. Unless otherwise indicated, index
controls and standards.                      results include reinvested dividends, and
                                             they do not reflect sales charges.
                                             Performance of an index of funds reflects
                                             fund expenses; performance of a market
                                             index does not.

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     ==========================================
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           FUND NASDAQ SYMBOLS
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================   Class A Shares                       ESMAX
                                                                                          Class B Shares                       ESMBX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class C Shares                       ESMCX
AIMINVESTMENTS.COM                                                                        ==========================================

AIM European Small Company Fund

SCHEDULE OF INVESTMENTS(a)

December 31, 2007


                                                SHARES        VALUE
-----------------------------------------------------------------------
FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-95.88%

AUSTRIA-3.39%

A-TEC Industries A.G. (Construction &
  Engineering)(b)(c)                              47,800   $  6,291,016
-----------------------------------------------------------------------
Andritz A.G. (Industrial Machinery)(c)           116,240      6,955,580
=======================================================================
                                                             13,246,596
=======================================================================

BELGIUM-1.11%

EVS Broadcast Equipment S.A. (Communications
  Equipment)(c)                                   37,300      4,319,928
=======================================================================

BRAZIL-1.31%

Ocean Wilsons Holdings Ltd. (Marine)(c)          325,000      5,112,428
=======================================================================

FINLAND-1.68%

Nokia Renkaat Oyj (Tires & Rubber)(c)            188,800      6,564,718
=======================================================================

FRANCE-2.43%

April Group (Insurance Brokers)(c)                82,700      5,541,374
-----------------------------------------------------------------------
Sword Group (Systems Software)(c)                 78,300      3,933,723
=======================================================================
                                                              9,475,097
=======================================================================

GERMANY-9.91%

D+S europe A.G. (Diversified Commercial &
  Professional Services)(c)(d)                   491,336      8,753,434
-----------------------------------------------------------------------
Elexis A.G. (Industrial Machinery)(c)            190,500      5,344,723
-----------------------------------------------------------------------
ElringKlinger A.G. (Auto Parts & Equipment)       79,400      9,849,153
-----------------------------------------------------------------------
Symrise A.G. (Specialty Chemicals)(c)(d)         164,884      4,590,165
-----------------------------------------------------------------------
Takkt A.G. (Catalog Retail)                      356,300      6,187,600
-----------------------------------------------------------------------
Wirecard A.G. (Diversified Commercial &
  Professional Services)(c)(d)                   236,371      3,924,834
=======================================================================
                                                             38,649,909
=======================================================================

GREECE-9.70%

Intralot S.A. (Casinos & Gaming)(c)              741,692     14,587,901
-----------------------------------------------------------------------
Jumbo S.A. (Leisure Products)(c)                 331,200     11,956,904
-----------------------------------------------------------------------
Mytilineos Holdings S.A. (Diversified Metals
  & Mining)(c)                                   326,400      6,826,301
-----------------------------------------------------------------------
Titan Cement Co. (Construction Materials)(c)      98,671      4,476,891
=======================================================================
                                                             37,847,997
=======================================================================

HUNGARY-1.24%

Richter Gedeon Nyrt. (Pharmaceuticals)(c)         20,424      4,857,653
=======================================================================

IRELAND-3.03%

CPL Resources PLC (Human Resource &
  Employment Services)(c)                        540,000      3,751,936
-----------------------------------------------------------------------
Paddy Power PLC (Casinos & Gaming)               245,700      8,071,237
=======================================================================
                                                             11,823,173
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


ISRAEL-0.99%

Advanced Vision Technology Ltd. (Electronic
  Equipment Manufacturers)(c)(d)                 251,656   $  3,844,839
=======================================================================

ITALY-4.31%

Biesse S.p.A. (Industrial Machinery)(c)          476,310      8,909,602
-----------------------------------------------------------------------
Cementir S.p.A. Cementerie del Tirreno
  (Construction Materials)(c)                    904,313      7,909,290
=======================================================================
                                                             16,818,892
=======================================================================

NETHERLANDS-15.28%

Aalberts Industries N.V. (Industrial
  Machinery)(c)                                  519,336     10,217,351
-----------------------------------------------------------------------
Accell Group N.V. (Leisure Products)(b)(c)       180,499      6,457,663
-----------------------------------------------------------------------
Bateman Litwin B.V. (Construction &
  Engineering)(c)                              1,260,000      5,043,897
-----------------------------------------------------------------------
Beter Bed Holding N.V. (Homefurnishing
  Retail)(c)                                     209,746      5,389,506
-----------------------------------------------------------------------
Eriks Group N.V. (Trading Companies &
  Distributors)(c)                                56,776      3,760,262
-----------------------------------------------------------------------
Koninklijke BAM Groep N.V. (Construction &
  Engineering) (Acquired 09/24/04-01/06/05;
  Cost $2,625,524)(e)                            325,594      7,650,005
-----------------------------------------------------------------------
Smartrac N.V. (Electronic Equipment
  Manufacturers)(c)(d)                           128,000      6,911,334
-----------------------------------------------------------------------
Smit Internationale N.V. (Marine Ports &
  Services)(c)                                    55,464      5,637,126
-----------------------------------------------------------------------
USG People N.V. (Human Resource & Employment
  Services)(c)                                   319,757      8,555,587
=======================================================================
                                                             59,622,731
=======================================================================

NORWAY-8.35%

Cermaq A.S.A. (Packaged Foods & Meats)(c)        352,200      4,857,186
-----------------------------------------------------------------------
ODIM A.S.A. (Industrial Machinery)(c)(d)         322,900      4,928,190
-----------------------------------------------------------------------
Petroleum Geo-Services A.S.A. (Oil & Gas
  Equipment & Services)(c)                       326,701      9,386,455
-----------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A. (Oil & Gas
  Equipment & Services)(c)(d)                    385,107      5,223,093
-----------------------------------------------------------------------
Veidekke A.S.A. (Construction &
  Engineering)(c)                                882,100      8,188,771
=======================================================================
                                                             32,583,695
=======================================================================

SWEDEN-3.16%

Hexagon A.B.-Class B (Industrial
  Machinery)(c)                                  242,710      5,003,580
-----------------------------------------------------------------------
Oriflame Cosmetics S.A.-SDR (Personal
  Products)                                       81,350      5,196,756
-----------------------------------------------------------------------
Poolia A.B.-Class B (Human Resource &
  Employment Services)(c)                        396,300      2,125,432
=======================================================================
                                                             12,325,768
=======================================================================

SWITZERLAND-10.83%

Banque Cantonale Vaudoise (Diversified
  Banks)(c)                                        8,400      3,699,761
-----------------------------------------------------------------------
Conzzeta Holding A.G. (Industrial Machinery)       2,347      5,750,502
-----------------------------------------------------------------------
Daetwyler Holding A.G. (Industrial
  Conglomerates)(c)                              143,000      9,583,840
-----------------------------------------------------------------------
Interroll Holding A.G. (Industrial
  Machinery)(c)(d)                                13,560      6,940,283
-----------------------------------------------------------------------

AIM European Small Company Fund


                                                SHARES        VALUE
-----------------------------------------------------------------------
SWITZERLAND-(CONTINUED)

Lem Holding S.A. (Electronic Equipment
  Manufacturers)                                  12,714   $  3,589,624
-----------------------------------------------------------------------
Mobilezone Holding A.G. (Computer &
  Electronics Retail)(c)                         981,003      6,644,051
-----------------------------------------------------------------------
Rieter Holding A.G. (Auto Parts &
  Equipment)(c)                                    7,345      3,221,972
-----------------------------------------------------------------------
Schweiter A.G. (Industrial Machinery)(c)           9,000      2,806,772
=======================================================================
                                                             42,236,805
=======================================================================

UNITED KINGDOM-19.16%

Amlin PLC (Multi-Line Insurance)(c)              847,111      4,970,451
-----------------------------------------------------------------------
Catlin Group Ltd. (Property & Casualty
  Insurance)(c)                                  497,700      3,775,810
-----------------------------------------------------------------------
Findel PLC (Catalog Retail)(c)                   229,400      2,680,284
-----------------------------------------------------------------------
Homeserve PLC (Diversified Commercial &
  Professional Services)(c)                      281,500      9,249,250
-----------------------------------------------------------------------
IG Group Holdings PLC (Specialized
  Finance)(c)                                    397,472      3,182,395
-----------------------------------------------------------------------
Informa PLC (Publishing)(c)                      450,919      4,116,909
-----------------------------------------------------------------------
Inspired Gaming Group PLC (Casinos &
  Gaming)(c)                                   1,479,132      7,127,370
-----------------------------------------------------------------------
Kier Group PLC (Construction &
  Engineering)(c)                                163,671      4,710,847
-----------------------------------------------------------------------
Lancashire Holdings Ltd. (Reinsurance)(b)(c)     944,500      6,816,926
-----------------------------------------------------------------------
Mears Group PLC (Diversified Commercial &
  Professional Services)(c)                    1,030,000      4,795,556
-----------------------------------------------------------------------
Mitie Group PLC (Environmental & Facilities
  Services)(c)(d)                              1,405,000      7,839,812
-----------------------------------------------------------------------
Morgan Sindall PLC (Construction &
  Engineering)(c)                                171,000      3,508,554
-----------------------------------------------------------------------

                                                SHARES        VALUE
-----------------------------------------------------------------------

UNITED KINGDOM-(CONTINUED)

SCi Entertainment Group PLC (Home
  Entertainment Software)(d)                     618,342   $  2,334,309
-----------------------------------------------------------------------
Ultra Electronics Holdings PLC (Aerospace &
  Defense)(c)                                    214,250      5,814,968
-----------------------------------------------------------------------
Zetar PLC (Packaged Foods & Meats)(d)            356,000      3,819,617
=======================================================================
                                                             74,743,058
=======================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $229,205,495)                  374,073,287
=======================================================================

FOREIGN PREFERRED STOCKS-3.82%

GERMANY-3.82%

Fuchs Petrolub A.G.-Pfd. (Commodity
  Chemicals)(b)(c)(Cost $7,012,436)              168,512     14,880,205
=======================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-99.70%
(Cost $236,217,931)                                         388,953,492
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-2.50%

Liquid Assets Portfolio-Institutional Class
  (Cost $9,767,836)(f)(g)                      9,767,836      9,767,836
=======================================================================
TOTAL INVESTMENTS-102.20%
  (Cost $245,985,767)                                       398,721,328
-----------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(2.20)%                        (8,582,258)
-----------------------------------------------------------------------
NET ASSETS-100.00%                                         $390,139,070
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Pfd.  - Preferred
SDR   - Swedish Depositary Receipt

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) All or a portion of this security was out on loan at December 31, 2007.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2007 was $336,504,688, which represented 86.25% of the Fund's Net Assets. See Note 1A.
(d) Non-income producing security.
(e) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The value of this security at December 31, 2007 represented 1.96% of the Fund's Net Assets. Unless otherwise indicated, this security is not considered to be illiquid.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM European Small Company Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $236,217,931)*     $388,953,492
-----------------------------------------------------------
Investments in affiliated money market funds
  (Cost $9,767,836)                               9,767,836
===========================================================
Total investments (Cost $245,985,767)           398,721,328
===========================================================
Foreign currencies, at value (Cost
  $1,830,242)                                     1,841,649
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,537,214
-----------------------------------------------------------
  Fund shares sold                                  348,037
-----------------------------------------------------------
  Dividends                                         947,039
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               29,748
-----------------------------------------------------------
Other assets                                         13,203
===========================================================
    Total assets                                403,438,218
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             175,986
-----------------------------------------------------------
  Fund shares reacquired                          2,580,849
-----------------------------------------------------------
  Amount due custodian                              319,278
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 50,841
-----------------------------------------------------------
  Collateral upon return of securities loaned     9,767,836
-----------------------------------------------------------
Accrued distribution fees                           159,500
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              794
-----------------------------------------------------------
Accrued transfer agent fees                         105,002
-----------------------------------------------------------
Accrued operating expenses                          139,062
===========================================================
    Total liabilities                            13,299,148
===========================================================
Net assets applicable to shares outstanding    $390,139,070
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $209,673,854
-----------------------------------------------------------
Undistributed net investment income                 549,543
-----------------------------------------------------------
Undistributed net realized gain                  27,121,974
-----------------------------------------------------------
Unrealized appreciation                         152,793,699
===========================================================
                                               $390,139,070
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $281,248,074
___________________________________________________________
===========================================================
Class B                                        $ 50,639,215
___________________________________________________________
===========================================================
Class C                                        $ 58,251,781
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          12,299,119
___________________________________________________________
===========================================================
Class B                                           2,315,370
___________________________________________________________
===========================================================
Class C                                           2,662,352
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      22.87
-----------------------------------------------------------
  Maximum offering price per share
  (Net asset value of $22.87 divided by
    94.50%)                                    $      24.20
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      21.87
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      21.88
___________________________________________________________
===========================================================

* At December 31, 2007, securities with an aggregate value of $9,282,026 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM European Small Company Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $1,161,895)    $  11,142,265
---------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $314,742)                          1,748,671
---------------------------------------------------------------------------
Interest                                                             14,263
===========================================================================
    Total investment income                                      12,905,199
===========================================================================

EXPENSES:

Advisory fees                                                     5,037,237
---------------------------------------------------------------------------
Administrative services fees                                        143,776
---------------------------------------------------------------------------
Custodian fees                                                      413,273
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                           975,685
---------------------------------------------------------------------------
  Class B                                                           655,754
---------------------------------------------------------------------------
  Class C                                                           823,054
---------------------------------------------------------------------------
Transfer agent fees                                                 649,056
---------------------------------------------------------------------------
Trustees' and officer's fees and benefits                            32,106
---------------------------------------------------------------------------
Other                                                               202,017
===========================================================================
    Total expenses                                                8,931,958
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                   (132,606)
===========================================================================
    Net expenses                                                  8,799,352
===========================================================================
Net investment income                                             4,105,847
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain from:
  Investment securities (includes net gains from securities
    sold to affiliates of $12,022)                              109,255,259
---------------------------------------------------------------------------
  Foreign currencies                                                 52,789
===========================================================================
                                                                109,308,048
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         (66,135,315)
---------------------------------------------------------------------------
  Foreign currencies                                                 51,793
===========================================================================
                                                                (66,083,522)
===========================================================================
Net realized and unrealized gain                                 43,224,526
===========================================================================
Net increase in net assets resulting from operations          $  47,330,373
___________________________________________________________________________
===========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM European Small Company Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                  2007             2006
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   4,105,847    $  2,149,280
-------------------------------------------------------------------------------------------
  Net realized gain                                             109,308,048      72,090,758
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)          (66,083,522)    100,217,790
===========================================================================================
    Net increase in net assets resulting from operations         47,330,373     174,457,828
===========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (4,275,440)     (3,050,109)
-------------------------------------------------------------------------------------------
  Class B                                                          (282,518)       (124,315)
-------------------------------------------------------------------------------------------
  Class C                                                          (326,815)       (145,695)
===========================================================================================
    Total distributions from net investment income               (4,884,773)     (3,320,119)
===========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (65,212,926)    (45,569,603)
-------------------------------------------------------------------------------------------
  Class B                                                       (12,297,030)     (8,443,431)
-------------------------------------------------------------------------------------------
  Class C                                                       (14,225,259)     (9,895,549)
===========================================================================================
    Total distributions from net realized gains                 (91,735,215)    (63,908,583)
===========================================================================================
    Decrease in net assets resulting from distributions         (96,619,988)    (67,228,702)
===========================================================================================
Share transactions-net:
  Class A                                                       (45,038,679)     (3,868,173)
-------------------------------------------------------------------------------------------
  Class B                                                        (6,989,742)          3,608
-------------------------------------------------------------------------------------------
  Class C                                                       (11,634,802)      1,807,324
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (63,663,223)     (2,057,241)
===========================================================================================
    Net increase (decrease) in net assets                      (112,952,838)    105,171,885
===========================================================================================

NET ASSETS:

  Beginning of year                                             503,091,908     397,920,023
===========================================================================================
  End of year (including undistributed net investment income
    of $549,543 and $(866,552), respectively)                 $ 390,139,070    $503,091,908
___________________________________________________________________________________________
===========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM European Small Company Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM European Small Company Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

AIM European Small Company Fund


       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

AIM European Small Company Fund


       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of 0.95% of the Fund's average daily net assets.

    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007 AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the following annual rates of the Fund's average daily net assets:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.935%
--------------------------------------------------------------------
Next $250 million                                             0.91%
--------------------------------------------------------------------
Next $500 million                                             0.885%
--------------------------------------------------------------------
Next $1.5 billion                                             0.86%
--------------------------------------------------------------------
Next $2.5 billion                                             0.835%
--------------------------------------------------------------------
Next $2.5 billion                                             0.81%
--------------------------------------------------------------------
Next $2.5 billion                                             0.785%
--------------------------------------------------------------------
Over $10 billion                                              0.76%
 ___________________________________________________________________
====================================================================


    Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $111,696.

    At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2007, Invesco reimbursed expenses of the Fund in the amount of $2,564.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2007, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, impose a cap on the total sales charges,

AIM European Small Company Fund

including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2007, ADI advised the Fund that it retained $47,611 in front-end sales commissions from the sale of Class A shares and $79,603, $68,616 and $38,854 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07         INCOME
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $10,962,757      $ 90,436,912      $(101,399,669)       $   --        $  718,219
--------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class            10,962,757        90,436,912       (101,399,669)           --           715,710
==================================================================================================
  Subtotal        $21,925,514      $180,873,824      $(202,799,338)       $   --        $1,433,929
__________________________________________________________________________________________________
==================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME*
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $31,663,353      $195,538,616      $(217,434,133)     $9,767,836      $  314,742
==================================================================================================
  Total
    Investments
    in
    Affiliates    $53,588,867      $376,412,440      $(420,233,471)     $9,767,836      $1,748,671
__________________________________________________________________________________________________
==================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities sales of $19,711, which resulted in net realized gains of $12,022.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2007, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $18,346.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

AIM European Small Company Fund


    During the year ended December 31, 2007, the Fund paid legal fees of $5,170 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceed 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $9,282,026 were on loan to brokers. The loans were secured by cash collateral of $9,767,836 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $314,742 for securities lending transactions, which are net of compensation to counterparties.

AIM European Small Company Fund

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                                                 2007           2006
----------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $ 4,884,773    $ 3,320,119
----------------------------------------------------------------------------------------
Long-term capital gain                                         91,735,215     63,908,583
========================================================================================
  Total distributions                                         $96,619,988    $67,228,702
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    705,587
----------------------------------------------------------------------------
Undistributed long-term gain                                      27,160,015
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                       152,755,658
----------------------------------------------------------------------------
Temporary book/tax differences                                       (46,229)
----------------------------------------------------------------------------
Post-October currency loss deferral                                 (109,815)
----------------------------------------------------------------------------
Shares of beneficial interest                                    209,673,854
============================================================================
  Total net assets                                              $390,139,070
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $58,139.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2007.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $102,549,476 and $236,683,262, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 157,868,046
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (5,170,527)
===============================================================================
Net unrealized appreciation of investment securities             $ 152,697,519
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $246,023,809.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment company transactions, on December 31, 2007, undistributed net investment income was increased by $2,195,021 and undistributed net realized gain was decreased by $2,195,021. This reclassification had no effect on the net assets of the Fund.

AIM European Small Company Fund

NOTE 12--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

    As of February 1, 2008, the Fund's shares are open to investors. Prior to February 1, 2008, the Fund's shares were closed to investors.


                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED                     YEAR ENDED
                                                                 DECEMBER 31, 2007(a)             DECEMBER 31, 2006
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,978,085    $  61,465,926     3,659,317    $  98,234,691
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        131,158        3,911,352       540,886       13,961,512
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        467,646       13,942,919       731,439       18,872,761
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      2,828,388       64,714,500     1,549,860       41,644,721
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        539,376       11,806,919       311,291        8,068,658
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        614,471       13,456,950       356,203        9,236,342
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        250,450        7,377,129       123,953        3,342,766
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (260,985)      (7,377,129)     (128,336)      (3,342,766)
========================================================================================================================
Reacquired:(b)
  Class A                                                     (5,770,926)    (178,596,234)   (5,553,554)    (147,090,351)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (519,630)     (15,330,884)     (729,529)     (18,683,796)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,321,525)     (39,034,671)   (1,036,086)     (26,301,779)
========================================================================================================================
                                                              (1,063,492)   $ (63,663,223)     (174,556)   $  (2,057,241)
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 17% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Net of redemption fees of $10,905 and $48,815 which were allocated among the classes based on relative net assets of each class for the years ended December 31, 2007 and 2006, respectively.

NOTE 13--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s).

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements") . This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM European Small Company Fund


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                                2007           2006        2005        2004            2003
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  27.72       $  21.68    $  16.94    $  12.05         $  7.37
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.30(a)        0.21        0.11(a)    (0.05)(a)       (0.03)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.88          10.08        6.03        5.30            4.74
=============================================================================================================================
    Total from investment operations                              2.18          10.29        6.14        5.25            4.71
=============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.43)         (0.27)      (0.07)         --           (0.03)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (6.60)         (3.98)      (1.33)      (0.36)             --
=============================================================================================================================
    Total distributions                                          (7.03)         (4.25)      (1.40)      (0.36)          (0.03)
=============================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00        0.00        0.00              --
=============================================================================================================================
Net asset value, end of period                                $  22.87       $  27.72    $  21.68    $  16.94         $ 12.05
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                   7.88%         48.07%      36.48%      43.67%          63.96%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $281,248       $360,688    $286,882    $161,014         $42,103
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.43%(c)       1.54%       1.63%       2.00%           2.00%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.45%(c)       1.57%       1.68%       2.03%           2.68%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets       0.97%(c)       0.67%       0.57%      (0.38)%         (0.28)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                             20%            35%         72%         71%            130%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $390,274,001.

                                                                                          CLASS B
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                               2007          2006       2005            2004            2003
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 26.73       $ 21.02    $ 16.52         $ 11.84         $  7.27
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.06(a)      (0.01)     (0.03)(a)       (0.14)(a)       (0.08)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.83          9.76       5.86            5.18            4.65
==============================================================================================================================
    Total from investment operations                             1.89          9.75       5.83            5.04            4.57
==============================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.15)        (0.06)        --              --              --
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (6.60)        (3.98)     (1.33)          (0.36)             --
==============================================================================================================================
    Total distributions                                         (6.75)        (4.04)     (1.33)          (0.36)             --
==============================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00       0.00            0.00              --
==============================================================================================================================
Net asset value, end of period                                $ 21.87       $ 26.73    $ 21.02         $ 16.52         $ 11.84
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                  7.06%        46.98%     35.51%          42.67%          62.86%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $50,639       $64,827    $51,108         $26,540         $ 9,415
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.18%(c)      2.29%      2.35%           2.65%           2.65%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.20%(c)      2.32%      2.38%           2.68%           3.33%
==============================================================================================================================
Ratio of net investment income (loss) to average net assets      0.22%(c)     (0.08)%    (0.15)%         (1.03)%         (0.93)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                            20%           35%        72%             71%            130%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $65,575,382.

AIM European Small Company Fund

                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                               2007          2006       2005            2004            2003
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 26.73       $ 21.03    $ 16.53         $ 11.84         $ 7.27
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.06(a)      (0.01)     (0.03)(a)       (0.14)(a)      (0.09)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.84          9.75       5.86            5.19           4.66
=============================================================================================================================
    Total from investment operations                             1.90          9.74       5.83            5.05           4.57
=============================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.15)        (0.06)        --              --             --
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (6.60)        (3.98)     (1.33)          (0.36)            --
=============================================================================================================================
    Total distributions                                         (6.75)        (4.04)     (1.33)          (0.36)            --
=============================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00       0.00            0.00             --
=============================================================================================================================
Net asset value, end of period                                $ 21.88       $ 26.73    $ 21.03         $ 16.53         $11.84
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  7.10%        46.90%     35.49%          42.75%         62.86%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $58,252       $77,576    $59,930         $27,983         $6,346
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.18%(c)      2.29%      2.35%           2.65%          2.65%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.20%(c)      2.32%      2.38%           2.68%          3.33%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      0.22%(c)     (0.08)%    (0.15)%         (1.03)%        (0.93)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                            20%           35%        72%             71%           130%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $82,305,428.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the

AIM European Small Company Fund

Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM European Small Company Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Funds Group and Shareholders of AIM European Small Company Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM European Small Company Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2008
Houston, Texas

AIM European Small Company Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING        ------------------------------      ------------------------------
                              ACCOUNT            ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                               VALUE          ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00          $  905.60          $ 6.87           $1,018.00           $7.27            1.43%
          B                   1,000.00             901.90           10.45            1,014.22           11.07            2.18
          C                   1,000.00             902.20           10.45            1,014.22           11.07            2.18

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM European Small Company Fund

TAX INFORMATION


Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Long-Term Capital Gain Dividends                      $91,735,216
         Qualified Dividend Income*                                    100%
         Corporate Dividends Received Deduction*                         0%

       * The above percentages are based on ordinary income dividends paid to shareholders during the fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 were 99.95%, 99.91%, 99.97%, and 99.93%, respectively.

FOREIGN TAX CREDIT

For the fiscal year ended 12/31/07, the amount of income received by the fund from sources within foreign countries and possessions of the United States was $0.8677 per share (representing a total of $12,504,386). Of the foreign source income, $0.7059 per share is considered qualified dividend income. Foreign source income with the required adjustments for qualified dividends is $0.4654 per share. The amount of taxes paid by the fund to such countries for the fiscal year end 12/31/07 was $0.0577 per share (representing a total of $773,134). The following table provides a breakdown by country of ordinary income received and foreign taxes paid by the Fund during the fiscal year ended 12/31/07 based on shareholders of record on December 13, 2007.

                                                         FOREIGN SOURCE    FOREIGN TAX    FOREIGN QUALIFIED    ADJUSTED FOREIGN
COUNTRY                                                     INCOME %         PAID %          DIVIDEND %        SOURCE INCOME %
-------------------------------------------------------------------------------------------------------------------------------
Austria                                                       2.86%           3.49%             2.11%                3.50%
-------------------------------------------------------------------------------------------------------------------------------
Belgium                                                       2.10%           2.28%             1.38%                2.73%
-------------------------------------------------------------------------------------------------------------------------------
Brazil                                                        0.11%           0.00%             0.13%                0.09%
-------------------------------------------------------------------------------------------------------------------------------
Finland                                                       0.87%           0.70%             0.42%                1.25%
-------------------------------------------------------------------------------------------------------------------------------
France                                                        0.78%           0.63%             0.38%                1.13%
-------------------------------------------------------------------------------------------------------------------------------
Germany                                                       6.07%           5.78%             3.75%                8.07%
-------------------------------------------------------------------------------------------------------------------------------
Greece                                                        5.82%           0.00%             7.15%                4.66%
-------------------------------------------------------------------------------------------------------------------------------
Hungary                                                       0.62%           0.00%             0.77%                0.50%
-------------------------------------------------------------------------------------------------------------------------------
Ireland                                                       4.90%           0.00%             6.03%                3.93%
-------------------------------------------------------------------------------------------------------------------------------
Italy                                                         4.81%           8.49%             5.13%                4.53%
-------------------------------------------------------------------------------------------------------------------------------
Netherlands                                                  18.22%          36.49%            22.06%               14.90%
-------------------------------------------------------------------------------------------------------------------------------
Norway                                                       23.26%          21.16%            16.50%               29.11%
-------------------------------------------------------------------------------------------------------------------------------
Sweden                                                        4.06%           4.66%             2.81%                5.14%
-------------------------------------------------------------------------------------------------------------------------------
Switzerland                                                   8.77%          16.32%            10.78%                7.03%
-------------------------------------------------------------------------------------------------------------------------------
United Kingdom                                               16.75%           0.00%            20.60%               13.43%
-------------------------------------------------------------------------------------------------------------------------------
U.S.                                                          0.00%           0.00%             0.00%                0.00%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

AIM European Small Company Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds--Registered Trademark--; Vice
                                             Chairman, Investment Company Institute;
                                             and Member of Executive Board, SMU Cox
                                             School of Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       1987       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         2001       Retired                                   None
  Trustee

                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm)

                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2000       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          1997       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)

                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      1998       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        1992       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee

                                             Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM European Small Company Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--

                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, Invesco       N/A
  Vice President                             Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       General Counsel, Secretary and Senior
  Vice President                             Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       1992       Head of Invesco's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)

                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

                [EDELIVERY                   Fund holdings and proxy voting information
               GO PAPERLESS
       AIMINVESTMENTS.COM/EDELIVERY          The Fund provides a complete list of its
                 GRAPHIC]                    holdings four times in each fiscal year,
                                             at the quarter-ends. For the second and
REGISTER FOR EDELIVERY                       fourth quarters, the lists appear in the
                                             Fund's semiannual and annual reports to
eDelivery is the process of receiving your   shareholders. For the first and third
fund and account information via e-mail.     quarters, the Fund files the lists with
Once your quarterly statements, tax forms,   the Securities and Exchange Commission
fund reports, and prospectuses are           (SEC) on Form N-Q. The most recent list of
available, we will send you an e-mail        portfolio holdings is available at
notification containing links to these       AIMinvestments.com. From our home page,
documents. For security purposes, you will   click on Products & Performance, then
need to log in to your account to view       Mutual Funds, then Fund Overview. Select
your statements and tax forms.               your Fund from the drop-down menu and
                                             click on Complete Quarterly Holdings.
WHY SIGN UP?                                 Shareholders can also look up the Fund's
                                             Forms N-Q on the SEC Web site at sec.gov.
Register for eDelivery to:                   Copies of the Fund's Forms N-Q may be
                                             reviewed and copied at the SEC Public
o  save your Fund the cost of printing and   Reference Room in Washington, D.C. You can
   postage.                                  obtain information on the operation of the
                                             Public Reference Room, including
o  reduce the amount of paper you receive.   information about duplicating fee charges,
                                             by calling 202-942-8090 or 800-732-0330,
o  gain access to your documents faster by   or by electronic request at the following
   not waiting for the mail.                 e-mail address: publicinfo@sec.gov. The
                                             SEC file numbers for the Fund are
o  view your documents online anytime at     811-01540 and 002-27334.
   your convenience.
                                             A description of the policies and
o  save the documents to your personal       procedures that the Fund uses to determine
   computer or print them out for your       how to vote proxies relating to portfolio
   records.                                  securities is available without charge,
                                             upon request, from our Client Services
HOW DO I SIGN UP?                            department at 800-959-4246 or on the AIM
                                             Web site, AIMinvestments.com. On the home
It's easy. Just follow these simple steps:   page, scroll down and click on Proxy
                                             Policy. The information is also available
1. Log in to your account.                   on the SEC Web site, sec.gov.

2. Click on the "Service Center" tab.        Information regarding how the Fund voted
                                             proxies related to its portfolio
3. Select "Register for eDelivery" and       securities during the 12 months ended June
   complete the consent process.             30, 2007, is available at our Web site. Go
                                             to AIMinvestments.com, access the About Us
This AIM service is provided by AIM          tab, click on Required Notices and then
Investment Services, Inc.                    click on Proxy Voting Activity. Next,
                                             select the Fund from the drop-down menu.
                                             The information is also available on the
                                             SEC Web site, sec.gov.

                                             If used after April 20, 2008, this report
                                             must be accompanied by a Fund fact sheet
                                             or by an AIM Quarterly Performance Review
                                             for the most recent quarter-end. Mutual
                                             funds and exchange-traded funds
                                             distributed by A I M Distributors, Inc.

                                             ESC-AR-1   A I M Distributors, Inc.

                                                                [AIM INVESTMENTS LOGO]
                                                               --REGISTERED TRADEMARK--

INTERNATIONAL/
GLOBAL EQUITY

                                                           AIM Global Value Fund

                               Annual Report to Shareholders - December 31, 2007

International/Global Value

Table of Contents

Letters to Shareholders..........    2
Performance Summary..............    4
Management Discussion............    4
Long-term Fund Performance.......    6
Supplemental Information.........    8
Schedule of Investments..........    9
Financial Statements.............   11
Notes to Financial Statements....   14
Financial Highlights.............   22
Auditor's Report.................   27
Fund Expenses....................   28
Tax Information..................   29               [COVER GLOBE IMAGE]
Trustees and Officers............   30

[AIM INVESTMENT SOLUTIONS]

        [GRAPHIC]   [GRAPHIC]
        [DOMESTIC     [FIXED
         EQUITY]     INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

     [GRAPHIC]     [GRAPHIC]
      [SECTOR   [INTERNATIONAL/
      EQUITY]    GLOBAL EQUITY]

       [AIM INVESTMENTS LOGO]
     -- REGISTERED TRADEMARK --

AIM Global Value Fund

                    Dear Shareholders:

                    I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review, and factors that affected its performance. The following pages contain important information that answers
[TAYLOR             questions you may have about your investment.
 PHOTO]
                       Despite notable volatility at points throughout the year
                    ended December 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S. Federal Reserve Board (the Fed) to lower short-term interest rates, among other factors.

 Philip Taylor         At its mid-September 2007 meeting, the Fed cut its
                    federal funds target rate for the first time since June 2003.(1) That cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address concerns about a weak housing market and problems in the subprime mortgage market, which some feared could adversely affect the U.S. economy. The Fed cut the federal funds target rate again in late October and mid-December in response to continued economic uncertainty.

                       This kind of uncertainty can affect equity, fixed-income
                    and other markets--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                    o  Domestic, global and international equity funds.

                    o  Taxable and tax-exempt fixed-income funds.

                    o Allocation portfolios, with risk/return characteristics to match your needs.

                    o AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares--REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears.

                       I encourage you to talk with your financial advisor if
                    you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                    In conclusion

                    In May, AIM Investments' parent company changed its name from AMVESCAP PLC to Invesco Ltd., uniting our worldwide operations and global expertise under a new name. While the name of our parent company may be new to you, I can assure you that AIM's commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                       We at AIM are committed to helping you achieve your
                    financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                    Sincerely,


                    /S/ PHILIP TAYLOR
                    ------------------------------
                    Philip Taylor
                    President - AIM Funds
                    CEO, AIM Investments

                    February 11, 2008

                    Source: (1)U.S. Federal Reserve Board

                    AIM Investments--REGISTERED TRADEMARK-- is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and PowerShares Capital Management LLC are the investment advisors for the products and services represented by AIM Investments; they each provide investment advisory services to individual and institutional clients and do not sell securities. A I M Distributors, Inc. is the distributor for the retail mutual funds and U.S. institutional money market funds represented by AIM Investments and the exchange-traded funds managed by PowerShares Capital Management LLC. All entities are indirect wholly owned subsidiaries of Invesco Ltd.

AIM Global Value Fund

                    Dear Fellow AIM Fund Shareholders:

                    The lines of communication are open: More than 250 of you
                    have responded to the invitation I extended in my previous letter to complete an online survey, and more than 50
                    shareholders have contacted me directly by e-mail. When I
[CROCKETT           could respond quickly and easily to a shareholder's specific
  PHOTO]            concern I did, but the messages for the most part raised
                    consistent issues that I respond to here.

                       I have received many suggestions, a few complaints, and
                    one offer to buy a gold mine! In general, your letters
                    expressed an appreciation for transparency, frankness and
                    the opportunity to comment. Nevertheless, several sharehold-
                    ers found room for improvement in communications. Some would like more concise letters while others would prefer reports to be more customized for their particular information
                    needs. With these reports going to tens of thousands of
                    people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the
Bruce L. Crockett   information required by law. The ability to change or
                    further customize letters and reports is also affected by technology, timeliness and cost.

                       Online survey responders preferred electronic
                    communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

                       The correspondence shows that improving fund performance
                    and reducing shareholder costs remain the key shareholder concerns. Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with AIM Investments to make improved performance a top priority for all fund managers.

                       Expense levels came up as another dominant issue, and no
                    respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds' 12b-1 fees annually with the shareholders' best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

                       The value of communication between the Board and
                    shareholders has been noted within and beyond the AIM com-munity. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. Morningstar--TRADEMARK--, the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where AIM was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

                       In other news, Ruth Quigley retired from your Board at
                    the end of 2007, and we thank her for her many years of dedicated service. Larry Soll has assumed Ruth's place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathi-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

                       Your Board looks forward to another year of diligent
                    effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

                    Sincerely,


                    /S/ BRUCE L. CROCKETT
                    ------------------------------
                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board of Trustees

                    February 11, 2008

AIM Global Value Fund

Management's discussion of Fund performance                                               example, 60 to 70 cents on the dollar.
                                                                                          This discount creates two benefits:
=======================================================================================
   PERFORMANCE SUMMARY                                                                    o It identifies the potential upside.

   For the year ended December 31, 2007, all share classes of AIM Global Value Fund at    o It provides potential downside
   net asset value (NAV) underperformed the MSCI World Index, MSCI World Value Index      protection. In other words, if our
   and Lipper Global Multi-Cap Value Funds Index.                                         assessment of the company's future is
                                                                                          incorrect and the stock decreases in
      We attribute the Fund's underperformance to select holdings in the financials       price, the impact should be tempered since
   sector and our investments in Japan. An underweight position in the energy sector      we originally acquired the stock at
   also detracted from relative performance. Select investments in the information        less-than-estimated true value.
   technology (IT) sector were among the top contributors to performance for the year.
                                                                                             Once comfortable with the downside risk
      Your Fund's long-term performance information appears later in this report.         of an investment, we look for catalysts
                                                                                          that can generate positive returns--events
   FUND VS. INDEXES                                                                       such as corporate restructuring,
                                                                                          management change or share buybacks that
   Total returns, 12/31/06-12/31/07, at NAV. Performance shown does not include           may unlock the additional 30 to 40 cents
   applicable CDSC or front-end sales charges, which would have reduced performance.      we discounted earlier.

   Class A Shares                                                                 2.31%      Finally, we consider selling a stock
   Class B Shares                                                                 1.62    if:
   Class C Shares                                                                 1.55
   MSCI World Index(triangle) (Broad Market Index)                                9.04    o The catalyst that caused the security's
   MSCI World Value Index(triangle) (Style-Specific Index)                        3.40    value to rise has been realized.
   Lipper Global Multi-Cap Value Funds Index(triangle) (Peer Group Index)         9.01
                                                                                          o Unforeseen negative developments lead to
   SOURCE: (triangle)LIPPER INC.                                                          a lower appraisal of what we feel a
=======================================================================================   company is worth, or we feel the company
                                                                                          will not realize its full market value.
How we invest                                   We also look for businesses that are
                                             easy to understand. With our global          o The stock's value exceeds our estimate
When selecting stocks for your Fund, we      mandate, we can look for the best            of its intrinsic worth.
look for undervalued companies with strong   opportunities worldwide, with no regional
defensive qualities such as:                 restrictions.                                Market conditions and your Fund

o Solid management teams.                       Our first concern when looking at a       International stocks generally
                                             potential investment is capital              outperformed their U.S. counterparts
o Good balance sheets with no or very        preservation. We have to be comfortable      during the fiscal year.(1) However, Japan
little debt.                                 with the downside risk of an investment.     stood out as it declined and significantly
                                             We begin with an estimate of the company's   lagged other markets.(1) Most major U.S.
o Flexibility to implement                   true (intrinsic) value and then try to pay   stock market indexes also posted gains(1)
shareholder-friendly strategies, such as     a fraction of that price--for                as strong economic growth, solid corporate
paying dividends, buying back stock or a                                                  profits and increased merger and
combination of both.                                                                      acquisition activity

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE COUNTRIES*                           TOP 10 EQUITY HOLDINGS*

By sector                                    1. United States                     37.0%    1. Motorola, Inc.                    4.4%
                                             2. Japan                             13.8     2. Microsoft Corp.                   4.2
Information Technology               23.8%   3. United Kingdom                    11.8     3. Dell Inc.                         4.1
Financials                           18.0    4. Canada                             6.6     4. Berkshire Hathaway Inc.-Class A   3.9
Consumer Staples                     13.4    5. France                             4.8     5. Meitec Corp.                      3.6
Consumer Discretionary               10.7                                                  6. NTT DoCoMo, Inc.                  3.0
Telecommunication Services            8.1                                                  7. Bayerische Motoren Werke A.G.     2.6
Health Care                           8.0                                                  8. Avon Products, Inc.               2.6
Industrials                           6.9                                                  9. GlaxoSmithKline PLC-ADR           2.5
Energy                                5.0                                                 10. QLogic Corp.                      2.4
Materials                             0.8
Money Market Funds Plus
Other Assets Less Liabilities         5.3

The Fund's holdings are subject to change, and there is no assurance that the Fund will   Total Net Assets          $336.14 million
continue Total Net Assets particular security.
                                                                                          Total Number of Holdings*              48
*    Excluding money market fund holdings.

==========================================   ==========================================   ==========================================

AIM Global Value Fund

overshadowed concerns about the slowing      dated our positions in both Washington                Glen Hilton
housing market, high oil prices and the      Mutual and Shinsei Bank during the year.     [HILTON  Portfolio manager, is manager of
sub-prime credit worries that contributed                                                  PHOTO]  AIM Global Value Fund. He began
to increased market volatility late in the      Given the Fund's exposure to foreign               his career in investments in
year. Within the MSCI World Index, the       securities, we attempt to partially limit    1995. He joined AIM in 2002. Mr. Hilton
materials and energy sectors were two of     our exposure to currency fluctuations by     earned a B.A. in economics from Loyola
the top-performing sectors due to higher     using currency hedges--the purchase or       University.
prices for many commodities such as gold,    sale of a foreign security denominated or
steel, aluminum and oil. Financial and       quoted in that currency. Over the long
consumer discretionary stocks generally      term, this technique has allowed us to
trailed during the year.                     lock in current exchange rates so the
                                             returns of our foreign stocks are
   For most of the year, we believed the     representative of their local currency
market had a more short-term focus, and we   returns. While our foreign holdings
saw market participants demonstrating less   performed well, our currency hedges
aversion to risk than in the past. This      detracted from the Fund's overall
environment proved to be difficult for our   performance during the year.
conservative investment approach. While
your Fund still produced a positive             Our focus remains on protecting
absolute return, we did not perform as       shareholder capital. We take a
well as benchmarks and peers that may have   conservative approach to investing by
been less focused on downside protection.    first analyzing the downside risk of a
                                             stock before considering its upside
   Our process focuses on individual         potential. This defensive approach, we
businesses rather than market sectors.       believe, helps protect our portfolio by
Therefore, your Fund shares little in        maintaining the gains it has earned and
common with sector and/or regional           increasing our absolute Fund returns. We
weightings of the Fund's indexes. However,   remain committed to following our
if we were to broadly categorize             disciplined investment strategy and
businesses with which we had the most        holding our course through the market's
success during the fiscal year, companies    fluctuations.
in the IT and consumer staples sectors
were the largest contributors to overall        We welcome new investors who have
Fund performance, while our holdings in      joined the Fund during the reporting
financials were the largest detractors.      period and thank all of our shareholders
The Fund's underweight position in energy    for your continued investment in AIM
versus the style-specific index also         Global Value Fund.
detracted from performance relative to
benchmarks as this sector posted strong      Source: (1)Lipper Inc.
gains during the year. In terms of
regions, our investments in European         The views and opinions expressed in
companies benefited performance the most,    management's discussion of Fund
while our holdings in Japan hurt overall     performance are those of A I M Advisors,
Fund returns.                                Inc. These views and opinions are subject
                                             to change at any time based on factors
   Mobile communications company Nokia,      such as market and economic conditions.
headquartered in Finland, was the single     These views and opinions may not be relied
largest contributor to Fund performance.     upon as investment advice or
International bank ABN AMRO (Netherlands)    recommendations, or as an offer for a
and diversified holding company BERKSHIRE    particular security. The information is
HATHAWAY (U.S.) were also among the top      not a complete analysis of every aspect of
contributors to performance for the year.    any market, country, industry, security or
The Fund sold ABN AMRO during the            the Fund. Statements of fact are from
reporting period.                            sources considered reliable, but A I M
                                             Advisors, Inc. makes no representation or
   The largest detractors from Fund          warranty as to their completeness or
performance included U.S. savings and loan   accuracy. Although historical performance
company Washington MUTUAL, Japanese          is no guarantee of future results, these
entertainment company SEGA SAMMY HOLDINGS    insights may help you understand our
and SHINSEI BANK, also headquartered in      investment management philosophy.
Japan. We liqui-
                                                  See important Fund and index
                                                  disclosures later in this report.

AIM Global Value Fund

Your Fund's long-term performance

Past performance cannot guarantee            table(s) does not reflect deduction of       a doubling, or 100% change, in the value
comparable future results.                   taxes a shareholder would pay on Fund        of the investment. In other words, the
                                             distributions or sale of Fund shares.        space between $5,000 and $10,000 is the
   The data shown in the chart include       Performance of the indexes does not          same size as the space between $10,000 and
reinvested distributions, applicable sales   reflect the effects of taxes.                $20,000, and so on.
charges, Fund expenses and management
fees. Results for Class B shares are            This chart, which is a logarithmic
calculated as if a hypothetical              chart, presents the fluctuations in the
shareholder had liquidated his entire        value of the Fund and its indexes. We
investment in the Fund at the close of the   believe that a logarithmic chart is more
reporting period and paid the applicable     effective than other types of charts in
contingent deferred sales charges. Index     illustrating changes in value during the
results include reinvested dividends, but    early years shown in the chart. The
they do not reflect sales charges.           vertical axis, the one that indicates the
Performance of an index of funds reflects    dollar value of an investment, is
fund expenses and management fees;           constructed with each segment representing
performance of a market index does not.      a percent change in the value of the
Performance shown in the chart and           investment. In this chart, each segment
                                             represents

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND DATA FROM 12/29/00, INDEX DATA FROM 12/31/00

                            AIM GLOBAL       AIM GLOBAL       AIM GLOBAL                  MSCI WORLD    LIPPER GLOBAL
                            VALUE FUND-      VALUE FUND-      VALUE FUND-    MSCI WORLD      VALUE     MULTI-CAP VALUE
                 DATE     CLASS A SHARES   CLASS B SHARES   CLASS C SHARES    INDEX(1)     INDEX(1)     FUNDS INDEX(1)

               12/29/00       $ 9450          $10000            $10000
                  12/00         9450           10000             10000         $10000       $10000          $10000
                   1/01        10026           10600             10610          10193        10100           10121
                   2/01         8873            9380              9390           9330         9605            9811
                   3/01         8184            8640              8650           8716         9112            9313
                   4/01         9204            9720              9730           9358         9726            9778
                   5/01         9223            9740              9751           9236         9664            9780
                   6/01         8930            9420              9431           8946         9392            9565
                   7/01         8740            9220              9231           8826         9279            9398
                   8/01         8466            8930              8931           8401         8949            9171
                   9/01         8116            8560              8561           7660         8117            8305
                  10/01         8655            9120              9121           7806         8098            8415
                  11/01         9241            9730              9731           8266         8445            8735
                  12/01         9308            9791              9793           8318         8507            8892
                   1/02         9062            9531              9532           8065         8267            8677
                   2/02         8987            9451              9452           7994         8105            8663
                   3/02         9478            9961              9963           8362         8647            9117
                   4/02         9383            9851              9863           8062         8393            9077
                   5/02         9355            9822              9822           8076         8462            9174
                   6/02         9034            9472              9473           7584         7923            8655
                   7/02         8316            8722              8723           6944         7148            7845
                   8/02         8279            8682              8682           6956         7174            7913
                   9/02         7891            8262              8262           6190         6307            7154
                  10/02         8619            9022              9022           6647         6745            7423
                  11/02         8884            9292              9302           7004         7229            7802
                  12/02         8557            8941              8942           6664         6811            7630
                   1/03         8472            8851              8852           6460         6640            7453
                   2/03         8377            8741              8752           6347         6482            7266
                   3/03         8330            8691              8691           6326         6387            7128
                   4/03         8689            9062              9071           6887         7060            7786
                   5/03         9218            9602              9611           7279         7568            8306
                   6/03         9351            9752              9751           7404         7721            8439
                   7/03         9294            9681              9681           7554         7884            8676
                   8/03         9672           10062             10071           7716         8065            8992
                   9/03         9823           10222             10221           7762         8116            9044
                  10/03        10504           10922             10921           8222         8595            9568
                  11/03        10608           11022             11022           8347         8733            9776
                  12/03        11307           11737             11747           8870         9407           10334
                   1/04        11625           12071             12071           9012         9518           10592
                   2/04        11807           12253             12253           9163         9720           10837
                   3/04        11701           12132             12142           9102         9688           10762
                   4/04        11316           11727             11725           8916         9485           10533
                   5/04        11344           11747             11756           8990         9550           10550
                   6/04        11479           11878             11888           9182         9826           10802
                   7/04        11325           11716             11725           8882         9652           10495
                   8/04        11528           11918             11928           8921         9763           10531
                   9/04        12251           12659             12668           9090         9937           10776
                  10/04        12453           12851             12861           9312        10180           11026
                  11/04        13157           13571             13581           9801        10733           11676
                  12/04        13286           13702             13713          10175        11149           12128
                   1/05        13135           13545             13555           9946        10946           11972
                   2/05        13896           14323             14335          10261        11359           12391
                   3/05        13765           14176             14187          10063        11138           12160
                   4/05        13355           13745             13756           9843        10895           11850
                   5/05        13535           13924             13934          10018        11002           12079
                   6/05        13775           14166             14177          10104        11141           12276
                   7/05        14115           14503             14503          10457        11458           12743
                   8/05        14186           14567             14577          10536        11529           12867
                   9/05        14416           14798             14809          10810        11873           13234
                  10/05        14065           14430             14430          10548        11550           12933
                  11/05        14535           14893             14903          10899        11945           13396
                  12/05        14803           15166             15176          11141        12214           13840
                   1/06        15629           15998             16007          11638        12741           14495
                   2/06        15565           15920             15929          11621        12835           14510
                   3/06        15988           16342             16351          11876        13080           14932
                   4/06        16263           16620             16629          12237        13572           15403
                   5/06        15977           16320             16330          11819        13167           14796
                   6/06        15913           16242             16251          11815        13181           14766
====================================================================================================================================
                                                                                                              SOURCE: (1)LIPPER INC.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

                   7/06        16145           16465             16472          11889        13447           14813
                   8/06        16621           16942             16950          12198        13788           15165
                   9/06        16876           17198             17206          12343        13993           15350
                  10/06        17141           17453             17460          12796        14521           15830
                  11/06        17511           17819             17827          13109        14867           16312
                  12/06        17921           18215             18235          13376        15277           16780
                   1/07        18164           18459             18467          13534        15397           17005
                   2/07        18054           18331             18351          13463        15334           16910
                   3/07        18220           18493             18501          13710        15600           17331
                   4/07        18719           18990             18999          14315        16291           18090
                   5/07        19052           19303             19324          14716        16730           18662
                   6/07        18852           19095             19103          14602        16540           18580
                   7/07        18153           18377             18385          14279        16009           18262
                   8/07        18109           18331             18339          14268        15945           18213
                   9/07        18464           18666             18675          14946        16589           18853
                  10/07        19374           19581             19590          15405        16949           19463
                  11/07        18475           18655             18663          14775        16096           18549
                  12/07        18341           18507             18517          14585        15797           18291
====================================================================================================================================

AIM Global Value Fund

==========================================      CLASS A SHARE PERFORMANCE REFLECTS THE
AVERAGE ANNUAL TOTAL RETURNS                 MAXIMUM 5.50% SALES CHARGE, AND CLASS B
                                             AND CLASS C SHARE PERFORMANCE REFLECTS THE
As of 12/31/07, including maximum            APPLICABLE CONTINGENT DEFERRED SALES
applicable sales charges                     CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
                                             CDSC ON CLASS B SHARES DECLINES FROM 5%
CLASS A SHARES                               BEGINNING AT THE TIME OF PURCHASE TO 0% AT
Inception (12/29/00)                9.04%    THE BEGINNING OF THE SEVENTH YEAR. THE
   5 Years                         15.15     CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
   1 Year                          -3.32     YEAR AFTER PURCHASE.

CLASS B SHARES                                  THE PERFORMANCE OF THE FUND'S SHARE
Inception (12/29/00)                9.18%    CLASSES WILL DIFFER PRIMARILY DUE TO
   5 Years                         15.44     DIFFERENT SALES CHARGE STRUCTURES AND
   1 Year                          -3.27     CLASS EXPENSES.

CLASS C SHARES                                  A REDEMPTION FEE OF 2% WILL BE IMPOSED
Inception (12/29/00)                9.19%    ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
   5 Years                         15.68     THE FUND WITHIN 30 DAYS OF PURCHASE.
   1 Year                           0.57     EXCEPTIONS TO THE REDEMPTION FEE ARE
==========================================   LISTED IN THE FUND's PROSPECTUS.

THE PERFORMANCE DATA QUOTED REPRESENT PAST      HAD THE ADVISOR NOT WAIVED FEES AND/OR
PERFORMANCE AND CANNOT GUARANTEE             REIMBURSED EXPENSES IN THE PAST,
COMPARABLE FUTURE RESULTS; CURRENT           PERFORMANCE WOULD HAVE BEEN LOWER.
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
VISIT AIMINVESTMENTS.COM FOR THE MOST
RECENT MONTH-END PERFORMANCE. PERFORMANCE
FIGURES REFLECT REINVESTED DISTRIBUTIONS,
CHANGES IN NET ASSET VALUE AND THE EFFECT
OF THE MAXIMUM SALES CHARGE UNLESS
OTHERWISE STATED. INVESTMENT RETURN AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU
MAY HAVE A GAIN OR LOSS WHEN YOU SELL
SHARES.

   THE TOTAL ANNUAL FUND OPERATING EXPENSE
RATIO SET FORTH IN THE MOST RECENT FUND
PROSPECTUS AS OF THE DATE OF THIS REPORT
FOR CLASS A, CLASS B AND CLASS C SHARES
WAS 1.55%, 2.30% AND 2.30%, RESPECTIVELY.
THE EXPENSE RATIOS PRESENTED ABOVE MAY
VARY FROM THE EXPENSE RATIOS PRESENTED IN                                                 ==========================================
OTHER SECTIONS OF THIS REPORT THAT ARE                                                    FOR A DISCUSSION OF THE RISKS OF INVESTING
BASED ON EXPENSES INCURRED DURING THE                                                     IN YOUR FUND AND INDEXES USED IN THIS
PERIOD COVERED BY THIS REPORT.                                                            REPORT, PLEASE TURN THE PAGE.
                                                                                          ==========================================

AIM Global Value Fund

AIM GLOBAL VALUE FUND's INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of December 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                          o The Fund may invest in lower quality       o The Fund is not managed to track the
                                             debt securities, commonly known as "junk     performance of any particular index,
o Class B shares are not available as an     bonds." Compared to higher quality debt      including the indexes defined here, and
investment for retirement plans maintained   securities, junk bonds involve greater       consequently, the performance of the Fund
pursuant to Section 401 of the Internal      risk of default or price changes due to      may deviate significantly from the
Revenue Code, including 401(k) plans,        changes in credit quality of the issuer      performance of the indexes.
money purchase pension plans and profit      because they are generally unsecured and
sharing plans, except for plans that have    may be subordinated to other creditors'      o A direct investment cannot be made in an
existing accounts invested in Class B        claims. Credit ratings on junk bonds do      index. Unless otherwise indicated, index
shares.                                      not necessarily reflect their actual         results include reinvested dividends, and
                                             market risk.                                 they do not reflect sales charges.
Principal risks of investing in the Fund                                                  Performance of an index of funds reflects
                                             o Small- and mid-capitalization companies    fund expenses; performance of a market
o Since a large percentage of the Fund's     tend to be more vulnerable to adverse        index does not.
assets may be invested in securities of a    developments and more volatile than larger
limited number of companies, each            companies. Investments in these sized        Other information
investment has a greater effect on the       companies may involve special risks,
Fund's overall performance, and any change   including those associated with dependence   o The returns shown in the management's
in the value of those securities could       on a small management group, little or no    discussion of Fund performance are based
significantly affect the value of your       operating history, little or no track        on net asset values calculated for
investment in the Fund.                      record of success, limited product lines,    shareholder transactions. Generally
                                             less publicly available information,         accepted accounting principles require
o The value of convertible securities in     illiquidity, restricted resale or less       adjustments to be made to the net assets
which the Fund invests may be affected by    frequent trading.                            of the Fund at period end for financial
market interest rates--the risk that the                                                  reporting purposes, and as such, the net
issuer may default on interest or            o The Fund may use enhanced investment       asset values for shareholder transactions
principal payments and the value of the      techniques such as short sales. Short        and the returns based on those net asset
underlying common stock into which these     sales carry the risk of buying a security    values may differ from the net asset
securities may be converted may decline as   back at a higher price at which the Fund's   values and returns reported in the
a result.                                    exposure is unlimited.                       Financial Highlights.

o Investing in developing countries can      About indexes used in this report            o Industry classifications used in this
add additional risk, such as high rates of                                                report are generally according to the
inflation or sharply devalued currencies     o The MSCI World Index(SM) is a free         Global Industry Classification Standard,
against the U.S. dollar. Transaction costs   float-adjusted market capitalization index   which was developed by and is the
are often higher, and there may be delays    that is designed to measure global           exclusive property and a service mark of
in settlement procedures.                    developed market equity performance.         Morgan Stanley Capital International Inc.
                                                                                          and Standard & Poor's.
o Prices of equity securities change in      o The MSCI WORLD VALUE INDEX is a free
response to many factors including the       float-adjusted market capitalization index
historical and prospective earnings of the   that represents the value segment in
issuer, the value of its assets, general     global developed market equity
economic conditions, interest rates,         performance.
investor perceptions and market liquidity.
                                             o The LIPPER GLOBAL MULTI-CAP VALUE FUNDS
o Foreign securities have additional         INDEX is an equally weighted
risks, including exchange rate changes,      representation of the largest funds in the
political and economic upheaval, the         Lipper Global Multi-Cap Value Funds
relative lack of information, relatively     category. These funds typically have a
low market liquidity, and the potential      below-average price-to-cash flow ratio,
lack of strict financial and accounting      price-to-book ratio, and three-year
controls and standards.                      sales-per-share growth value, compared to
                                             the S&P/Citigroup BMI.

=======================================================================================
                                                                                          ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       AWSAX
=======================================================================================   Class B Shares                       AWSBX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class C Shares                       AWSCX
AIMINVESTMENTS.COM                                                                        ==========================================


AIM Global Value Fund

SCHEDULE OF INVESTMENTS(a)

December 31, 2007


                                                 SHARES        VALUE
------------------------------------------------------------------------
FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-57.67%

CANADA-6.60%

E-L Financial Corp. Ltd. (Multi-Line
  Insurance)                                       10,228   $  5,661,065
------------------------------------------------------------------------
Fronteer Development Group Inc. (Diversified
  Metals & Mining)(b)                             266,100      2,667,159
------------------------------------------------------------------------
Saskatchewan Wheat Pool, Inc. (Agricultural
  Products)(b)                                    182,500      2,448,148
------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)         47,400      5,148,317
------------------------------------------------------------------------
Talisman Energy Inc. (Oil & Gas Exploration &
  Production)                                     339,400      6,281,137
========================================================================
                                                              22,205,826
========================================================================

FINLAND-2.30%

Nokia Oyj-ADR (Communications Equipment)          201,800      7,747,102
========================================================================

FRANCE-4.77%

Business Objects S.A. (Application
  Software)(b)                                     61,700      3,763,751
------------------------------------------------------------------------
Renault S.A. (Automobile Manufacturers)(c)         34,500      4,831,869
------------------------------------------------------------------------
Sanofi-Aventis (Pharmaceuticals)(c)                81,500      7,435,381
========================================================================
                                                              16,031,001
========================================================================

GERMANY-2.62%

Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)(c)                               142,800      8,801,769
========================================================================

HONG KONG-3.34%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)(c)                    325,000      5,922,113
------------------------------------------------------------------------
Henderson Land Development Co. Ltd. (Real
  Estate Management & Development)(c)             571,000      5,293,006
========================================================================
                                                              11,215,119
========================================================================

IRELAND-1.70%

Bank of Ireland (Diversified Banks)(c)            387,300      5,731,174
========================================================================

JAPAN-13.78%

Japan Petroleum Exploration Co., Ltd. (Oil &
  Gas Exploration & Production)(c)                 71,800      5,232,908
------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment
  Manufacturers)(c)(d)                             30,500      7,490,014
------------------------------------------------------------------------
Meitec Corp. (Diversified Commercial &
  Professional Services)(d)                       402,400     12,168,226
------------------------------------------------------------------------
NTT DoCoMo, Inc. (Wireless Telecommunication
  Services)(c)                                      5,971      9,917,155
------------------------------------------------------------------------
Sega Sammy Holdings Inc. (Leisure
  Products)(d)                                    202,000      2,524,887
------------------------------------------------------------------------
Sony Corp. (Consumer Electronics)(c)               37,400      2,034,543
------------------------------------------------------------------------
Toyota Industries Corp. (Auto Parts &
  Equipment)(c)(d)                                169,900      6,945,349
========================================================================
                                                              46,313,082
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


NETHERLANDS-1.94%

Heineken N.V. (Brewers)(c)                        101,300   $  6,512,160
========================================================================

NEW ZEALAND-0.72%

Telecom Corp. of New Zealand Ltd. (Integrated
  Telecommunication Services)(c)                  726,311      2,414,330
========================================================================

SINGAPORE-2.01%

Singapore Airport Terminal Services Ltd.
  (Airport Services)(c)                         3,500,500      6,758,102
========================================================================

SOUTH KOREA-2.33%

SK Telecom Co., Ltd.-ADR (Wireless
  Telecommunication Services)(d)                  262,600      7,835,984
========================================================================

SWITZERLAND-3.72%

Nestle S.A. (Packaged Foods & Meats)(c)            11,150      5,103,447
------------------------------------------------------------------------
Novartis A.G. (Pharmaceuticals)(c)                135,900      7,395,427
========================================================================
                                                              12,498,874
========================================================================

UNITED KINGDOM-11.84%

Diageo PLC (Distillers & Vintners)(c)             276,954      5,917,307
------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)         164,700      8,299,233
------------------------------------------------------------------------
HSBC Holdings PLC (Diversified Banks)(c)          355,200      5,939,591
------------------------------------------------------------------------
Lloyds TSB Group PLC (Diversified Banks)(c)       576,300      5,363,639
------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Diversified
  Banks)(c)                                       787,366      7,065,367
------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)(c)                1,940,237      7,217,846
========================================================================
                                                              39,802,983
========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $167,373,985)                   193,867,506
========================================================================

DOMESTIC COMMON STOCKS-37.01%

BREWERS-1.62%

Anheuser-Busch Cos., Inc.                         103,900      5,438,126
========================================================================

BROADCASTING & CABLE TV-1.62%

Liberty Media Corp. Capital-Series A(b)            46,900      5,463,381
========================================================================

CATALOG RETAIL-1.61%

Liberty Media Corp.-Interactive-Series A(b)       283,000      5,399,640
========================================================================

COMMUNICATIONS EQUIPMENT-4.44%

Motorola, Inc.                                    930,400     14,923,616
========================================================================

COMPUTER HARDWARE-4.07%

Dell Inc.(b)                                      557,750     13,670,452
========================================================================

COMPUTER STORAGE & PERIPHERALS-2.43%

QLogic Corp.(b)                                   575,700      8,174,940
========================================================================

AIM Global Value Fund


                                                 SHARES        VALUE
------------------------------------------------------------------------

ELECTRONIC MANUFACTURING SERVICES-1.12%

Tyco Electronics Ltd.                             101,550   $  3,770,552
========================================================================

HYPERMARKETS & SUPER CENTERS-1.65%

Wal-Mart Stores, Inc.                             116,799      5,551,456
========================================================================

INDUSTRIAL CONGLOMERATES-1.27%

Tyco International Ltd.                           107,550      4,264,358
========================================================================

PACKAGED FOODS & MEATS-1.58%

Lancaster Colony Corp.                            134,291      5,331,353
========================================================================

PERSONAL PRODUCTS-2.60%

Avon Products, Inc.                               220,800      8,728,224
========================================================================

PHARMACEUTICALS-1.16%

Merck & Co. Inc.                                   67,200      3,904,992
========================================================================

PROPERTY & CASUALTY INSURANCE-5.77%

Berkshire Hathaway Inc.-Class A(b)                     92     13,027,200
------------------------------------------------------------------------
Progressive Corp. (The)                           332,000      6,361,120
========================================================================
                                                              19,388,320
========================================================================

SYSTEMS SOFTWARE-6.07%

Microsoft Corp.                                   399,900     14,236,440
------------------------------------------------------------------------
Symantec Corp.(b)                                 381,500      6,157,410
========================================================================
                                                              20,393,850
========================================================================
    Total Domestic Common Stocks (Cost
      $112,451,844)                                          124,403,260
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


MONEY MARKET FUNDS-4.91%

Liquid Assets Portfolio-Institutional
  Class(e)                                      8,255,960   $  8,255,960
------------------------------------------------------------------------
Premier Portfolio-Institutional Class(e)        8,255,960      8,255,960
========================================================================
    Total Money Market Funds (Cost
      $16,511,920)                                            16,511,920
========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-99.60% (Cost
  $296,337,749)                                              334,782,686
========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-5.47%

Liquid Assets Portfolio-Institutional Class
  (Cost $18,378,071)(e)(f)                     18,378,071     18,378,071
========================================================================
TOTAL INVESTMENTS-105.06% (Cost $314,715,820)                353,160,757
========================================================================
OTHER ASSETS LESS LIABILITIES-(5.06)%                        (17,023,717)
========================================================================
NET ASSETS-100.00%                                          $336,137,040
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) Non-income producing security.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2007 was $129,322,497, which represented 38.47% of the Fund's Net Assets. See Note 1A.
(d) All or a portion of this security was out on loan at December 31, 2007.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $279,825,829)*     $318,270,766
-----------------------------------------------------------
Investments in affiliated money market funds
  (Cost $34,889,991)                             34,889,991
===========================================================
    Total investments (Cost $314,715,820)       353,160,757
===========================================================
Foreign currencies, at value (Cost $548,378)        540,250
-----------------------------------------------------------
Receivables for:
  Investments sold                                  401,326
-----------------------------------------------------------
  Fund shares sold                                  606,452
-----------------------------------------------------------
  Dividends                                         645,337
-----------------------------------------------------------
  Foreign currency contracts                        868,664
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               25,252
-----------------------------------------------------------
Other assets                                         35,547
===========================================================
Total assets                                    356,283,585
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             777,242
-----------------------------------------------------------
  Fund shares reacquired                            643,946
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 35,069
-----------------------------------------------------------
  Collateral upon return of securities loaned    18,378,071
-----------------------------------------------------------
Accrued distribution fees                           104,164
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              704
-----------------------------------------------------------
Accrued transfer agent fees                         104,311
-----------------------------------------------------------
Accrued operating expenses                          103,038
===========================================================
Total liabilities                                20,146,545
===========================================================
Net assets applicable to shares outstanding    $336,137,040
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $303,452,892
-----------------------------------------------------------
Undistributed net investment income              (1,866,700)
-----------------------------------------------------------
Undistributed net realized gain (loss)           (4,756,513)
-----------------------------------------------------------
Unrealized appreciation                          39,307,361
===========================================================
                                               $336,137,040
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $139,687,831
___________________________________________________________
===========================================================
Class B                                        $ 50,018,183
___________________________________________________________
===========================================================
Class C                                        $ 34,626,418
___________________________________________________________
===========================================================
Institutional Class                            $111,804,608
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           8,868,487
___________________________________________________________
===========================================================
Class B                                           3,254,833
___________________________________________________________
===========================================================
Class C                                           2,251,740
___________________________________________________________
===========================================================
Institutional Class                               7,088,798
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      15.75
-----------------------------------------------------------
  Maximum offering price per share
    (Net asset value of $15.75 divided by
    94.50%)                                    $      16.67
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      15.37
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      15.38
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      15.77
___________________________________________________________
===========================================================

* At December 31, 2007, securities with an aggregate value of $17,737,168 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Value Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $382,509)      $ 7,429,675
-------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $47,246)                         1,475,803
=========================================================================
    Total investment income                                     8,905,478
=========================================================================

EXPENSES:

Advisory fees                                                   2,907,630
-------------------------------------------------------------------------
Administrative services fees                                      111,402
-------------------------------------------------------------------------
Custodian fees                                                     87,937
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         396,357
-------------------------------------------------------------------------
  Class B                                                         618,099
-------------------------------------------------------------------------
  Class C                                                         457,757
-------------------------------------------------------------------------
Transfer agent fees -- A, B and C                                 682,647
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                                  128
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          26,507
-------------------------------------------------------------------------
Other                                                             273,417
=========================================================================
    Total expenses                                              5,561,881
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                 (143,769)
=========================================================================
    Net expenses                                                5,418,112
=========================================================================
Net investment income                                           3,487,366
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                        11,031,511
-------------------------------------------------------------------------
  Foreign currencies                                              422,923
-------------------------------------------------------------------------
  Foreign currency contracts                                   (7,156,359)
=========================================================================
                                                                4,298,075
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (2,206,603)
-------------------------------------------------------------------------
  Foreign currencies                                               (9,889)
-------------------------------------------------------------------------
  Foreign currency contracts                                    1,187,177
=========================================================================
                                                               (1,029,315)
=========================================================================
Net realized and unrealized gain                                3,268,760
=========================================================================
Net increase in net assets resulting from operations          $ 6,756,126
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Value Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                  2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  3,487,366    $  1,478,777
------------------------------------------------------------------------------------------
  Net realized gain                                              4,298,075      13,890,119
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)          (1,029,315)     28,371,560
==========================================================================================
    Net increase in net assets resulting from operations         6,756,126      43,740,456
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (1,860,686)     (1,475,108)
------------------------------------------------------------------------------------------
  Class B                                                         (223,283)       (276,442)
------------------------------------------------------------------------------------------
  Class C                                                         (152,179)       (186,792)
------------------------------------------------------------------------------------------
  Institutional Class                                           (2,095,499)       (690,111)
==========================================================================================
    Total distributions from net investment income              (4,331,647)     (2,628,453)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (4,652,489)     (5,411,350)
------------------------------------------------------------------------------------------
  Class B                                                       (1,758,838)     (2,453,912)
------------------------------------------------------------------------------------------
  Class C                                                       (1,198,736)     (1,658,114)
------------------------------------------------------------------------------------------
  Institutional Class                                           (3,634,288)     (1,774,244)
==========================================================================================
    Total distributions from net realized gains                (11,244,351)    (11,297,620)
==========================================================================================
    Decrease in net assets resulting from distributions        (15,575,998)    (13,926,073)
==========================================================================================
Share transactions-net:
  Class A                                                       (6,728,890)     40,366,491
------------------------------------------------------------------------------------------
  Class B                                                      (14,221,922)      7,521,135
------------------------------------------------------------------------------------------
  Class C                                                       (9,504,540)     15,899,124
------------------------------------------------------------------------------------------
  Institutional Class                                           65,524,804      46,238,377
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               35,069,452     110,025,127
==========================================================================================
    Net increase in net assets                                  26,249,580     139,839,510
==========================================================================================

NET ASSETS:

  Beginning of year                                            309,887,460     170,047,950
==========================================================================================
  End of year (including undistributed net investment income
    of $(1,866,700) and $(1,819,781), respectively)           $336,137,040    $309,887,460
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Value Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is long-term growth of capital.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

AIM Global Value Fund


       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

AIM Global Value Fund


       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

L. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $1 billion                                              0.85%
-------------------------------------------------------------------
Over $1 billion                                               0.80%
 __________________________________________________________________
===================================================================


    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007 AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the following annual rates of the Fund's average daily net assets:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.80%
-------------------------------------------------------------------
Next $250 million                                             0.78%
-------------------------------------------------------------------
Next $500 million                                             0.76%
-------------------------------------------------------------------
Next $1.5 billion                                             0.74%
-------------------------------------------------------------------
Next $2.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.68%
-------------------------------------------------------------------
Over $10 billion                                              0.66%
 __________________________________________________________________
===================================================================


    Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $117,095.

    At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2007, Invesco reimbursed expenses of the Fund in the amount of $2,597.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

AIM Global Value Fund


    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2007, ADI advised the Fund that it retained $59,356 in front-end sales commissions from the sale of Class A shares and $561, $40,511 and $8,593 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07         INCOME
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $20,450,076      $ 55,951,373      $ (68,145,489)     $ 8,255,960     $  715,207
--------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class            20,450,076        55,951,373        (68,145,489)       8,255,960        713,350
==================================================================================================
  Subtotal        $40,900,152      $111,902,746      $(136,290,978)     $16,511,920     $1,428,557
==================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME*
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $        --      $ 97,973,645      $ (79,595,574)     $18,378,071     $   47,246
==================================================================================================
  Total
    Investments
    in
    Affiliates    $40,900,152      $209,876,391      $(215,886,552)     $34,889,991     $1,475,803
__________________________________________________________________________________________________
==================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities purchases of $368,878.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $24,077.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their

AIM Global Value Fund

deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $4,553 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $17,737,168 were on loan to brokers. The loans were secured by cash collateral of $18,378,071 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $47,246 for securities lending transactions, which are net of compensation to counterparties.

AIM Global Value Fund

NOTE 9--FOREIGN CURRENCY CONTRACTS

                                           OPEN FOREIGN CURRENCY CONTRACTS AT YEAR END
---------------------------------------------------------------------------------------------------------------------------------
                                                                   CONTRACT TO
SETTLEMENT                                           ---------------------------------------         VALUE           UNREALIZED
DATE                                                         DELIVER               RECEIVE         12/31/07         APPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
2/21/08                                              EUR     16,150,000      USD  23,711,430      $23,584,927        $  126,503
---------------------------------------------------------------------------------------------------------------------------------
2/21/08                                              GBP      8,250,000      USD  16,867,950       16,368,676           499,274
---------------------------------------------------------------------------------------------------------------------------------
2/21/08                                              JPY  3,293,000,000      USD  30,181,104       29,718,423           462,681
---------------------------------------------------------------------------------------------------------------------------------
3/12/08                                              KRW  4,920,000,000      USD   5,354,811        5,280,330            74,481
=================================================================================================================================
                                                                                                                     $1,162,939
=================================================================================================================================

                                                                   CONTRACT TO
SETTLEMENT                                           ---------------------------------------         VALUE           UNREALIZED
DATE                                                         DELIVER               RECEIVE         12/31/07        (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
3/12/08                                              CAD     14,490,000      USD  14,364,455      $14,592,557        $ (228,102)
---------------------------------------------------------------------------------------------------------------------------------
1/24/08                                              NZD      1,965,000      USD   1,440,581        1,501,814           (61,233)
=================================================================================================================================
                                                                                                                     $ (289,335)
=================================================================================================================================
  Total open foreign currency contracts                                                                              $  873,604
=================================================================================================================================

                                          CLOSED FOREIGN CURRENCY CONTRACTS AT YEAR END
---------------------------------------------------------------------------------------------------------------------------------
                                                                   CONTRACT TO                                        REALIZED
SETTLE                                               ---------------------------------------         VALUE              GAIN
DATE                                                         DELIVER               RECEIVE         12/31/07            (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
1/24/08                                              NZD        175,000      USD     128,296      $   133,236        $   (4,940)
=================================================================================================================================
  Total closed foreign currency contracts                                                                            $   (4,940)
=================================================================================================================================
  Total foreign currency contracts                                                                                   $  868,664
_________________________________________________________________________________________________________________________________
=================================================================================================================================

Currency Abbreviations:

CAD  - Canadian Dollar
EUR  - Euro
GBP  - British Pound Sterling
JPY  - Japanese Yen
KRW  - South Korean Won
NZD  - New Zealand Dollar
USD  - U.S. Dollar

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2007 and 2006 was as follows:

                                                                 2007           2006
----------------------------------------------------------------------------------------
Ordinary income                                               $ 5,296,806    $ 4,448,174
----------------------------------------------------------------------------------------
Long-term capital gain                                         10,279,192      9,477,899
========================================================================================
  Total distributions                                         $15,575,998    $13,926,073
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    361,442
----------------------------------------------------------------------------
Undistributed long-term gain                                          16,454
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                        36,218,031
----------------------------------------------------------------------------
Temporary book/tax differences                                       (31,155)
----------------------------------------------------------------------------
Post-October capital loss deferral                                (3,880,624)
----------------------------------------------------------------------------
Shares of beneficial interest                                    303,452,892
============================================================================
  Total net assets                                              $336,137,040
____________________________________________________________________________
============================================================================

AIM Global Value Fund


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to the realization for tax purposes of unrealized gains on certain passive foreign investment companies and certain foreign contracts, and the deferral of losses on certain straddles. The tax basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(11,180).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2007.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $154,166,168 and $112,827,730, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $50,730,883
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (14,501,672)
===============================================================================
Net unrealized appreciation of investment securities               $36,229,211
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $316,931,546.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on December 31, 2007, undistributed net investment income was increased by $797,362, undistributed net realized gain was decreased by $786,658 and shares of beneficial interest decreased by $10,704. This reclassification had no effect on the net assets of the Fund.

AIM Global Value Fund

NOTE 13--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A, Class B, Class C and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                            CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED
                                                                                   DECEMBER 31,
                                                              -------------------------------------------------------
                                                                       2007(A)                        2006
                                                              -------------------------    --------------------------
                                                                SHARES        AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,333,811    $38,668,393     3,614,347    $ 56,150,941
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        652,181     10,492,639     1,313,022      19,755,798
---------------------------------------------------------------------------------------------------------------------
  Class C                                                        818,145     13,161,513     1,410,203      21,146,739
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          3,637,243     60,833,946     2,874,565      44,573,859
=====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        389,392      6,132,925       403,499       6,528,600
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        119,309      1,833,783       159,889       2,523,056
---------------------------------------------------------------------------------------------------------------------
  Class C                                                         83,493      1,284,116       111,881       1,766,601
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            363,335      5,729,787       152,027       2,464,355
=====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        473,239      7,815,385       260,143       4,002,670
---------------------------------------------------------------------------------------------------------------------
  Class B                                                       (487,035)    (7,815,385)     (267,099)     (4,002,670)
=====================================================================================================================
Reacquired:(b)
  Class A                                                     (3,577,959)   (59,345,593)   (1,710,987)    (26,315,720)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,162,019)   (18,732,959)     (722,448)    (10,755,049)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,481,903)   (23,950,169)     (469,541)     (7,014,216)
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (66,013)    (1,038,929)      (54,166)       (799,837)
=====================================================================================================================
                                                               2,095,219    $35,069,452     7,075,335    $110,025,127
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 12% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, 33% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by AIM.
(b) Net of redemption fees of $7,024 and $4,914 which were allocated among the classes based on relative net assets of each class for the years ended December 31, 2007 and 2006, respectively.

NOTE 14--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s).

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements") . This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM Global Value Fund


NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                2007           2006       2005        2004        2003
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.14       $  13.97    $ 13.28    $ 11.74      $ 9.05
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.18           0.14       0.13       0.01(b)     0.01
------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.19           2.82       1.38       2.04        2.89
========================================================================================================================
    Total from investment operations                              0.37           2.96       1.51       2.05        2.90
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.22)         (0.17)     (0.16)     (0.03)      (0.09)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.54)         (0.62)     (0.66)     (0.48)      (0.12)
========================================================================================================================
    Total distributions                                          (0.76)         (0.79)     (0.82)     (0.51)      (0.21)
========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00       0.00       0.00          --
========================================================================================================================
Net asset value, end of period                                $  15.75       $  16.14    $ 13.97    $ 13.28      $11.74
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(c)                                                   2.31%         21.16%     11.35%     17.50%      32.15%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $139,688       $149,283    $93,363    $36,092      $9,270
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.44%(d)       1.53%      1.62%      2.00%       2.00%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.47%(d)       1.58%      1.67%      2.20%       3.12%
========================================================================================================================
Ratio of net investment income to average net assets              1.08%(d)       0.88%      0.91%      0.10%(b)    0.14%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                             35%            24%        51%       129%        372%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.02) and (0.14)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $158,542,805.

AIM Global Value Fund

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                               2007          2006       2005         2004        2003
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.73       $ 13.65    $ 13.02     $ 11.57      $ 8.94
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                0.05          0.02       0.03       (0.07)(b)   (0.05)
----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.20          2.75       1.34        2.00        2.83
======================================================================================================================
    Total from investment operations                             0.25          2.77       1.37        1.93        2.78
======================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.07)        (0.07)     (0.08)      (0.00)      (0.03)
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.54)        (0.62)     (0.66)      (0.48)      (0.12)
======================================================================================================================
    Total distributions                                         (0.61)        (0.69)     (0.74)      (0.48)      (0.15)
======================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00       0.00        0.00          --
======================================================================================================================
Net asset value, end of period                                $ 15.37       $ 15.73    $ 13.65     $ 13.02      $11.57
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(c)                                                  1.62%        20.27%     10.51%      16.77%      31.26%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $50,018       $65,013    $49,827     $24,675      $7,075
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.19%(d)      2.28%      2.33%       2.65%       2.65%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.22%(d)      2.33%      2.38%       2.85%       3.77%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      0.33%(d)      0.13%      0.20%      (0.55)%(b)  (0.51)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            35%           24%        51%        129%        372%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.10) and (0.79)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $61,809,897.

AIM Global Value Fund

                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                               2007          2006       2005         2004        2003
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.74       $ 13.66    $ 13.03     $ 11.58      $ 8.94
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                0.05          0.02       0.03       (0.07)(b)   (0.05)
----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.20          2.75       1.34        2.00        2.84
======================================================================================================================
    Total from investment operations                             0.25          2.77       1.37        1.93        2.79
======================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.07)        (0.07)     (0.08)      (0.00)      (0.03)
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.54)        (0.62)     (0.66)      (0.48)      (0.12)
======================================================================================================================
    Total distributions                                         (0.61)        (0.69)     (0.74)      (0.48)      (0.15)
======================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00       0.00        0.00          --
======================================================================================================================
Net asset value, end of period                                $ 15.38       $ 15.74    $ 13.66     $ 13.03      $11.58
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(C)                                                  1.62%        20.26%     10.50%      16.75%      31.37%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $34,626       $44,587    $24,316     $10,021      $2,853
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.19%(d)      2.28%      2.33%       2.65%       2.65%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.22%(d)      2.33%      2.38%       2.85%       3.77%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      0.33%(d)      0.13%      0.20%      (0.55)%(b)  (0.51)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            35%           24%        51%        129%        372%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.10) and (0.79)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $45,775,658.

AIM Global Value Fund

                                                                           INSTITUTIONAL CLASS
                                                              ---------------------------------------------
                                                                    YEAR ENDED           OCTOBER 25, 2005
                                                                   DECEMBER 31,         (COMMENCEMENT DATE)
                                                              ----------------------      TO DECEMBER 31,
                                                                2007          2006             2005
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.17       $ 13.98          $ 13.90
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.26          0.22             0.04
-----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.19          2.83             0.86
===========================================================================================================
    Total from investment operations                              0.45          3.05             0.90
===========================================================================================================
Less distributions:
  Dividends from net investment income                           (0.31)        (0.24)           (0.16)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.54)        (0.62)           (0.66)
===========================================================================================================
    Total distributions                                          (0.85)        (0.86)           (0.82)
===========================================================================================================
Redemption fees added to shares of beneficial interest            0.00          0.00             0.00
===========================================================================================================
Net asset value, end of period                                $  15.77       $ 16.17          $ 13.98
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                   2.84%        21.81%            6.48%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $111,805       $51,005          $ 2,542
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.93%(c)      0.98%            1.09%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.96%(c)      1.03%            1.14%(d)
===========================================================================================================
Ratio of net investment income to average net assets              1.59%(c)      1.43%            1.44%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(e)                                          35%           24%              51%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $87,794,292.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and



  - that certain AIM Funds inadequately employed fair value pricing.



    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA")

AIM Global Value Fund
purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Global Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Funds Group and Shareholders of AIM Global Value Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Value Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2008
Houston, Texas

AIM Global Value Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00           $972.50           $ 7.16           $1,017.95          $ 7.32            1.44%
          B                   1,000.00            969.30            10.87            1,014.17           11.12            2.19
          C                   1,000.00            969.40            10.87            1,014.17           11.12            2.19

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Supplement to Annual Report dated 12/31/07

AIM Global Value Fund
                                             ==========================================
Institutional Class Shares                   AVERAGE ANNUAL TOTAL RETURNS                    PLEASE NOTE THAT PAST PERFORMANCE IS
                                             For periods ended 12/31/07                   NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been                                                        RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class      Inception                           10.10%   THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview        5 Years                          16.73    REINVESTMENT OF DISTRIBUTIONS AT NAV.
specific to their holdings. Institutional       1 Year                            2.84    INVESTMENT RETURN AND PRINCIPAL VALUE WILL
Class shares are offered exclusively to      ==========================================   FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
institutional investors, including defined                                                MAY BE WORTH MORE OR LESS THAN THEIR
contribution plans that meet certain         INSTITUTIONAL CLASS SHARES' INCEPTION DATE   ORIGINAL COST. SEE FULL REPORT FOR
criteria.                                    IS OCTOBER 25, 2005. RETURNS SINCE THAT      INFORMATION ON COMPARATIVE BENCHMARKS.
                                             DATE ARE HISTORICAL RETURNS. ALL OTHER       PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             RETURNS ARE BLENDED RETURNS OF HISTORICAL    MORE INFORMATION. FOR THE MOST CURRENT
                                             INSTITUTIONAL CLASS SHARE PERFORMANCE AND    MONTH-END PERFORMANCE, PLEASE CALL
                                             RESTATED CLASS A SHARE PERFORMANCE (FOR      800-451-4246 OR VISIT AIMINVESTMENTS.COM.
                                             PERIODS PRIOR TO THE INCEPTION DATE OF
                                             INSTITUTIONAL CLASS SHARES) AT NET ASSET
                                             VALUE (NAV) AND REFLECT THE HIGHER RULE
                                             12B-1 FEES APPLICABLE TO CLASS A SHARES.
                                             CLASS A SHARES' INCEPTION DATE IS DECEMBER
                                             29, 2000.

                                                INSTITUTIONAL CLASS SHARES HAVE NO
                                             SALES CHARGE; THEREFORE, PERFORMANCE IS AT
                                             NAV. PERFORMANCE OF INSTITUTIONAL CLASS
                                             SHARES WILL DIFFER FROM PERFORMANCE OF
                                             OTHER SHARE CLASSES PRIMARILY DUE TO
                                             DIFFERING SALES CHARGES AND CLASS
                                             EXPENSES.

                                                A REDEMPTION FEE OF 2% WILL BE IMPOSED
==========================================   ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
NASDAQ SYMBOL                        AWSIX   THE FUND WITHIN 30 DAYS OF PURCHASE.
==========================================   EXCEPTIONS TO THE REDEMPTION FEE ARE
                                             LISTED IN THE FUND'S PROSPECTUS.

Over for information on your Fund's expenses.

=======================================================================================
THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                            [AIM INVESTMENTS LOGO]
AIMINVESTMENTS.COM         GLV-INS-1            A I M Distributors, Inc.                                  -- REGISTERED TRADEMARK --

AIM Global Value Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                  HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE
                                                     ACTUAL                        EXPENSES)
                           BEGINNING         ENDING         EXPENSES         ENDING         EXPENSES      ANNUALIZED
                         ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    ACCOUNT VALUE    PAID DURING     EXPENSE
CLASS                     (07/01/07)      (12/31/07)(1)     PERIOD(2)      (12/31/07)       PERIOD(2)       RATIO
Institutional              $1,000.00         $975.30          $4.58         $1,020.57         $4.69          0.92%

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Global Value Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Long-Term Capital Gain Dividends                      $10,279,191
         Qualified Dividend Income*                                  96.00%
         Corporate Dividends Received Deduction*                     44.09%

       * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 were 66.84%, 66.32%, 63.95%, and 62.77%, respectively.

AIM Global Value Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       1987       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         2001       Retired                                   None
  Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm)
                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2000       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          1997       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      1998       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        1992       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee                                    Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Global Value Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, Invesco       N/A
  Vice President                             Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       General Counsel, Secretary and Senior
  Vice President                             Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       1992       Head of Invesco's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

                                             Fund holdings and proxy voting information
                [EDELIVERY
               GO PAPERLESS                  The Fund provides a complete list of its
       AIMINVESTMENTS.COM/EDELIVERY          holdings four times in each fiscal year,
                 GRAPHIC]                    at the quarter-ends. For the second and
                                             fourth quarters, the lists appear in the
REGISTER FOR EDELIVERY                       Fund's semiannual and annual reports to
                                             shareholders. For the first and third
eDelivery is the process of receiving your   quarters, the Fund files the lists with
fund and account information via e-mail.     the Securities and Exchange Commission
Once your quarterly statements, tax forms,   (SEC) on Form N-Q. The most recent list of
fund reports, and prospectuses are           portfolio holdings is available at
available, we will send you an e-mail        AIMinvestments.com. From our home page,
notification containing links to these       click on Products & Performance, then
documents. For security purposes, you will   Mutual Funds, then Fund Overview. Select
need to log in to your account to view       your Fund from the drop-down menu and
your statements and tax forms.               click on Complete Quarterly Holdings.
                                             Shareholders can also look up the Fund's
WHY SIGN UP?                                 Forms N-Q on the SEC Web site at sec.gov.
                                             Copies of the Fund's Forms N-Q may be
Register for eDelivery to:                   reviewed and copied at the SEC Public
                                             Reference Room in Washington, D.C. You can
o  save your Fund the cost of printing and   obtain information on the operation of the
   postage.                                  Public Reference Room, including
                                             information about duplicating fee charges,
o  reduce the amount of paper you receive.   by calling 202-942-8090 or 800-732-0330,
                                             or by electronic request at the following
o  gain access to your documents faster by   e-mail address: publicinfo@sec.gov. The
   not waiting for the mail.                 SEC file numbers for the Fund are
                                             811-01540 and 002-27334.
o  view your documents online anytime at
   your convenience.                         A description of the policies and
                                             procedures that the Fund uses to determine
o  save the documents to your personal       how to vote proxies relating to portfolio
   computer or print them out for your       securities is available without charge,
   records.                                  upon request, from our Client Services
                                             department at 800-959-4246 or on the AIM
HOW DO I SIGN UP?                            Web site, AIMinvestments.com. On the home
                                             page, scroll down and click on Proxy
It's easy. Just follow these simple steps:   Policy. The information is also available
                                             on the SEC Web site, sec.gov.
1. Log in to your account.
                                             Information regarding how the Fund voted
2. Click on the "Service Center" tab.        proxies related to its portfolio
                                             securities during the 12 months ended June
3. Select "Register for eDelivery" and       30, 2007, is available at our Web site. Go
   complete the consent process.             to AIMinvestments.com, access the About Us
                                             tab, click on Required Notices and then
This AIM service is provided by AIM          click on Proxy Voting Activity. Next,
Investment Services, Inc.                    select the Fund from the drop-down menu.
                                             The information is also available on the
                                             SEC Web site, sec.gov.

                                             If used after April 20, 2008, this report
                                             must be accompanied by a Fund fact sheet
                                             or by an AIM Quarterly Performance Review
                                             for the most recent quarter-end. Mutual
                                             funds and exchange-traded funds
                                             distributed by A I M Distributors, Inc.

                                             GLV-AR-1   AIM Distributors, Inc.

                                                                [AIM INVESTMENTS LOGO]
                                                              -- REGISTERED TRADEMARK --

INTERNATIONAL/
GLOBAL EQUITY

International/Global Growth

                                            AIM International Small Company Fund
                               Annual Report to Shareholders - December 31, 2007

Table of Contents

Letters to Shareholders..........    2
Performance Summary .............    4
Management Discussion............    4
Long-term Fund Performance.......    6
Supplemental Information ........    8
Schedule of Investments..........    9
Financial Statements.............   12
Notes to Financial Statements....   15
Financial Highlights.............   22
Auditor's Report.................   25
Fund Expenses....................   26
Tax Information..................   27               [COVER GLOBE IMAGE]
Trustees and Officers............   28

[AIM INVESTMENT SOLUTIONS]

        [GRAPHIC]   [GRAPHIC]
        [DOMESTIC     [FIXED
         EQUITY]     INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

     [GRAPHIC]     [GRAPHIC]
      [SECTOR   [INTERNATIONAL/
      EQUITY]    GLOBAL EQUITY]

       [AIM INVESTMENTS LOGO]
     -- REGISTERED TRADEMARK --

AIM International Small Company Fund

                    Dear Shareholders:

                    I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review, and factors that affected its performance. The following pages contain important information that answers
    [TAYLOR         questions you may have about your investment.
     PHOTO]
                       Despite notable volatility at points throughout the year
                    ended December 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S. Federal Reserve Board (the Fed) to lower short-term interest rates, among other factors.

Philip Taylor          At its mid-September 2007 meeting, the Fed cut its
                    federal funds target rate for the first time since June 2003.(1) That cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address concerns about a weak housing market and problems in the subprime mortgage market, which some feared could adversely affect the U.S. economy. The Fed cut the federal funds target rate again in late October and mid-December in response to continued economic uncertainty.

                       This kind of uncertainty can affect equity, fixed-income
                    and other markets--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                    o    Domestic, global and international equity funds.

                    o    Taxable and tax-exempt fixed-income funds.

                    o Allocation portfolios, with risk/return characteristics to match your needs.

                    o AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares--REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears.

                       I encourage you to talk with your financial advisor if
                    you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                    In conclusion

                    In May, AIM Investments' parent company changed its name from AMVESCAP PLC to Invesco Ltd., uniting our worldwide operations and global expertise under a new name. While the name of our parent company may be new to you, I can assure you that AIM's commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product infor- mation or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                       We at AIM are committed to helping you achieve your
                    financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                    Sincerely,


                    /S/ PHILIP TAYLOR
                    ------------------------------
                    Philip Taylor
                    President - AIM Funds
                    CEO, AIM Investments

                    February 11, 2008

                    Source: (1) U.S. Federal Reserve Board

                    AIM Investments--REGISTERED TRADEMARK-- is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and PowerShares Capital Management LLC are the investment advisors for the products and services represented by AIM Investments; they each provide investment advisory services to individual and institutional clients and do not sell securities. A I M Distributors, Inc. is the distributor for the retail mutual funds and U.S. institutional money market funds represented by AIM Investments and the exchange-traded funds managed by PowerShares Capital Management LLC. All entities are indirect wholly owned subsidiaries of Invesco Ltd.

AIM International Small Company Fund

                    Dear Fellow AIM Fund Shareholders:

                    The lines of communication are open: More than 250 of you
                    have responded to the invitation I extended in my previous letter to complete an online survey, and more than 50
                    shareholders have contacted me directly by e-mail. When I
    [CROCKETT       could respond quickly and easily to a shareholder's specific
      PHOTO]        concern I did, but the messages for the most part raised
                    consistent issues that I respond to here.

                       I have received many suggestions, a few complaints, and
                    one offer to buy a gold mine! In general, your letters
Bruce L. Crockett   expressed an appreciation for transparency, frankness and
                    the opportunity to comment. Nevertheless, several shareholders found room for improvement in communications.
                    Some would like more concise letters while others would prefer reports to be more customized for their particular information needs. With these reports going to tens of thousands of people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the information required by law. The ability to change or further customize letters and reports is also affected by technology, timeliness and cost.

                       Online survey responders preferred electronic
                    communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

                       The correspondence shows that improving fund performance
                    and reducing shareholder costs remain the key shareholder concerns. Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with AIM Investments to make improved performance a top priority for all fund managers.

                       Expense levels came up as another dominant issue, and no
                    respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds' 12b-1 fees annually with the shareholders' best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

                       The value of communication between the Board and
                    shareholders has been noted within and beyond the AIM community. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. Morningstar--TRADEMARK--, the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where AIM was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

                       In other news, Ruth Quigley retired from your Board at
                    the end of 2007, and we thank her for her many years of dedicated service. Larry Soll has assumed Ruth's place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathi-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

                       Your Board looks forward to another year of diligent
                    effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

                    Sincerely,


                    /S/ BRUCE L. CROCKETT
                    ------------------------------
                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board of Trustees

                    February 11, 2008

AIM International Small Company Fund

Management's discussion of Fund performance                                               nies rather than sectors, countries or
=======================================================================================   market-cap trends.
PERFORMANCE SUMMARY
                                                                                             We believe disciplined sell decisions
Steady market gains over the first half of the fiscal year were aided by improving        are key to successful investing. We
corporate earnings and record levels of merger and acquisition (M&A) activity. The        consider selling a stock for one of the
second half of the fiscal year was characterized by a more uneven climb by markets.       following reasons:

   Within this environment we are pleased to once again provide share- holders with       o A company's fundamentals deteriorate,
double-digit Fund performance. AIM International Small Company Fund, at net asset value   or it posts disappointing earnings.
(NAV), significantly outperformed both its broad market and style-specific indexes. The
overall quality of the portfolio, the attractiveness of individual securities and the     o A stock's price seems overvalued.
Fund management team's ability to identify under-followed, high-quality small-cap
investments in both developed and emerging markets largely explained the absolute and     o A more attractive opportunity becomes
relative outperformance.                                                                  available.

   Your Fund's long-term performance appears later in this report.                        Market conditions and your Fund

FUND VS. INDEXES                                                                          Although the U.S. market delivered
                                                                                          positive results(1) over the fiscal year,
Total returns, 12/31/06-12/31/07, at NAV. Performance shown does not include applicable   international markets continued their
CDSC or front-end sales charges, which would have reduced performance.                    ongoing five-year rally(1) with particular
                                                                                          strength in Europe, as positive economic
Class A Shares                                                                   17.39%   data and a strong currency drove returns
Class B Shares                                                                   16.54    higher in the region. While most major
Class C Shares                                                                   16.53    benchmark countries finished the period in
MSCI EAFE Index(triangle) (Broad Market Index)                                   11.17    positive territory,(1) Japan stood out as
MSCI World Ex-US Small Cap Index(triangle) (Style-Specific Index)                 3.28    a significant laggard.(1) Emerging markets
Lipper International Small/Mid-Cap Growth Funds Index(triangle)                           enjoyed strong investor optimism as many
   (Peer Group Index)                                                            13.36    local markets, particularly China and
                                                                                          India, as well as commodity-related
Source: (triangle)Lipper Inc.                                                             companies within the asset class
=======================================================================================   outperformed during the period.(1) Over
                                                                                          the year, the performance of smaller
How we invest                                                                             companies lagged large-caps stocks.(1) The
                                                                                          strong outperformance of smaller companies
When selecting stocks for your Fund, we      accelerating or above-average earnings       over the past couple of years has brought
employ a disciplined investment strategy     growth, but whose prices do not fully        valuations to a level where they are on
that emphasizes fundamental research,        reflect these attributes.                    par with--or in some cases at a premium
supported by both quantitative analysis                                                   to--large-cap stocks. However,
and portfolio construction techniques. Our      While research responsibilities within    inefficiencies in smaller cap equities
EQV (Earnings, Quality, Valuation)           the portfolio management team are focused    stemming from reduced research about them
strategy focuses primarily on identifying    by geographic region, we select              versus large caps continued to provide
quality companies that have experienced,     investments for the Fund by using a          attractive investment opportunities for
or exhibit the potential for,                bottom-up investment approach, which means   astute investors.
                                             that we construct the Fund primarily on a
                                             stock-by-stock basis. We focus on the           As always, the cornerstone of our
                                             strengths of individual compa-               strategy continued to be our security
                                                                                          selection process.

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE COUNTRIES*                          TOP 10 EQUITY HOLDINGS*

                                             1. Canada                             11.4%  1. First Pacific Co. Ltd.             2.3%
By sector                                    2. Brazil                              7.7   2. Intralot S.A.                      2.2
Industrials                          23.2%   3. United Kingdom                      7.0   3. Manila Water Co.                   1.9
Consumer Discretionary               21.8    4. Japan                               5.9   4. Petroleum Geo-Services A.S.A.      1.9
Financials                           17.5    5. Greece                              5.9   5. Axcan Pharma Inc.                  1.9
Materials                             9.7                                                 6. Equatorial Energia S.A.            1.9
Utilities                             5.9                                                 7. Parkson Holdings Berhad            1.8
Consumer Staples                      4.6    Total Net Assets           $938.78 million   8. Jumbo S.A.                         1.8
Health Care                           4.5                                                 9. Globe Telecom, Inc.                1.6
Energy                                3.8    Total Number of Holdings*               97   10. IGB Corp. Berhad                  1.6
Information Technology                2.1
Telecommunication Services            1.6
Money Market Funds Plus
Other Assets Less Liabilities         5.3

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*    Excluding money market fund holdings.
==========================================   ==========================================   ==========================================

AIM International Small Company Fund













The Fund significantly outperformed its         Foreign exchange was another                           Jason T. Holzer
style-specific index across almost all       contributor to Fund performance. Because       [HOLZER    Chartered Financial
regions and sectors. From a regional         we do not typically hedge currencies--we        PHOTO]    Analyst, senior portfolio
perspective, Asia, Latin America and         buy stocks in their local currency and                    manager, is lead manager of
Europe were top contributors from both an    then translate that value back into          AIM International Small Company Fund with
absolute and relative perspective. At the    dollars--foreign currency appreciation       respect to the Fund's European and
sector level, holdings in consumer discre    versus the U.S. dollar provided a boost to   Canadian investments. Mr. Holzer joined
tionary, financials, industrials and         Fund performance                             AIM in 1996. He earned a B.A. in
utilities were the largest contributors to                                                quantitative economics and an M.S. in
relative outperformance. In contrast,           Despite the Fund's strong performance,    engineering-economic systems from Stanford
select Canadian energy stocks detracted      there were a few stock-specific detractors   University.
from relative returns.                       during the period, including Dutch
                                             temporary staffing firm USG People,                       Shuxin Cao
   The Fund's significant underweight        Chinese organic fertilizer manufacturer           [CAO    Chartered Financial Analyst,
position (almost 4% as of December 31,       Century Sunshine and Canadian energy             PHOTO]   portfolio manager, is lead
2007) to the negatively performing           company Bonnetts Energy. Over the period,                 manager of AIM International
Japanese equity market versus the            we sold Century Sunshine and Bonnetts        Small Company Fund with respect to the
style-specific index (nearly 26%) was        Energy and trimmed our position in USG       Fund's Asia Pacific and Latin American
responsible for a substantial portion of     People.                                      investments. He joined AIM in 1997. Mr.
the Fund's outperformance in Asia.                                                        Cao graduated from Tianjin Foreign
Although there were signs of improvement        Over the past 12 months, the Fund has     Language Institute with a B.A. in English.
in the underlying fundamentals of this       experienced strong returns. It would be      He also earned an M.B.A. from Texas A&M
market, few growth opportunities met our     imprudent for us to suggest that such a      University and is a Certified Public
stringent EQV-focused analysis. In           level of performance is sustainable over     Accountant.
general, we found faster growing quality     the long term. While broader valuation
opportunities elsewhere in Latin America,    metrics no longer unequivocally favor                     Borge Endresen
Europe and Asia.                             small- and mid-cap equities relative to                   Chartered Financial Analyst,
                                             large caps, we believe that the Fund           [ENDRESEN  portfolio manager, is manager
   Regardless of sector or region,           closed the reporting period trading at an        PHOTO]   of AIM International Small
however, the Fund's ability to go "beyond    attractive absolute valuation and paid                    Company Fund. He joined AIM
the beaten path" enabled us to identify      little premium for quality companies with    in 1999 and Graduated summa cum laude from
many overlooked but rewarding discounted     above-average growth. We also believe that   the University of Oregon with a B.S. in
quality growth opportuni ties not            there's always a diversification case to     finance. He also earned an M.B.A from The
represented in our style-specific index.     be made for owning some small- and mid-cap   University of Texas at Austin.
Strong performers over the period            stocks, which remain an inefficient
included:                                    universe where it's easier for active                     Richard Nield
                                             managers to add value with overlooked and                 Chartered Financial Analyst,
o  XINYL GLASS HOLDING, a Chinese            under-researched stocks.                        [NIELD    portfolio manager, is
   automobile and construction glass                                                         PHOTO]    manager of AIM International
   manufacturer, which enjoyed strong           We are pleased to have provided                        Small Company Fund. Mr. Nield
   profit growth due to its leading          shareholders with positive Fund returns      joined AIM in 2000. He earned a bachelor
   industry position, new capacity           for the fiscal year and thank you for your   of commerce degree in finance and
   expansion and secular growth in the       continued participation in AIM               international business from McGill
   export market.                            International Small Company Fund.            University in Montreal, Canada.

o  SUNG KWANG BEND, a Korean pipe            Source: (1)Lipper Inc.                       Assisted by the Asia Pacific/Latin America
   materials manufacturer, which                                                          Team and the Europe/Canada Team
   benefited from strong earnings growth     The views and opinions expressed in
   and new order flow due to increased       management's discussion of Fund
   demand driven by high oil prices and      performance are those of A I M Advisors,
   strong global trade.                      Inc. These views and opinions are subject
                                             to change at any time based on factors
o  INTRALOT SA, a Greek lottery systems      such as market and economic conditions.
   and sports gaming operator and            These views and opinions may not be relied
   technology provider, which benefited      upon as investment advice or
   from new contract wins.                   recommendations, or as an offer for a
                                             particular security. The information is
   Additionally, we believe being            not a complete analysis of every aspect of
bottom-up, active investors also helped      any market, country, industry, security or
drive the Fund's broad stock-driven          the Fund. Statements of fact are from
success as well. In other words, we focus    sources considered reliable, but A I M
on selecting good stocks rather than         Advisors, Inc. makes no representation or
trying to make top-down macroeconomic bets   warranty as to their completeness or
or manage to a benchmark. As illustrated     accuracy. Although historical performance
above, we actively invest in opportunities   is no guarantee of future results, these
outside of the style-specific index, which   insights may help you understand our
include small-cap stocks in both developed   investment management philosophy.
and emerg ing markets. The Fund's
significant outperformance versus both its        See important Fund and index
broad and style-benchmark indexes--in an          disclosures later in this report.
environment where small caps lagged large
caps--highlights the potential benefits of
this active management style.

AIM International Small Company Fund

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            of funds reflects fund expenses and          value during the early years shown in the
comparable future results.                   management fees; performance of a market     chart. The vertical axis, the one that
                                             index does not. Performance shown in the     indicates the dollar value of an
   The data shown in the chart include       chart and table(s) does not reflect          investment, is constructed with each
reinvested distributions, applicable sales   deduction of taxes a shareholder would pay   segment representing a percent change in
charges, Fund expenses and management        on Fund distributions or sale of Fund        the value of the investment. In this
fees. Results for Class B shares are         shares. Performance of the indexes does      chart, each segment represents a doubling,
calculated as if a hypothetical              not reflect the effects of taxes.            or 100% change, in the value of the
shareholder had liquidated his entire                                                     investment. In other words, the space
investment in the Fund at the close of the      This chart, which is a logarithmic        between $4,000 and $8,000 is the same size
reporting period and paid the applicable     chart, presents the fluctuations in the      as the space between $8,000 and $16,000,
contingent deferred sales charges. Index     value of the Fund and its indexes. We        and so on.
results include reinvested dividends, but    believe that a logarithmic chart is more
they do not reflect sales charges.           effective than other types of charts in
Performance of an index                      illustrating changes in

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund and index data from 8/31/00

                           AIM                AIM                AIM                                              LIPPER
                      INTERNATIONAL      INTERNATIONAL      INTERNATIONAL                     MSCI WORLD      INTERNATIONAL
                      SMALL COMPANY      SMALL COMPANY      SMALL COMPANY                        EX-US        SMALL/MID-CAP
                       FUND-CLASS A       FUND-CLASS B       FUND-CLASS C      MSCI EAFE       SMALL CAP       GROWTH FUNDS
          DATE            SHARES             SHARES             SHARES          INDEX(1)       INDEX(1)          INDEX(1)

         8/31/00          $ 9450             $10000             $10000           $10000         $10000            $10000
            9/00            8930               9450               9450             9513           9515              9454
           10/00            8250               8720               8730             9288           8844              8743
           11/00            7172               7581               7590             8940           8762              7864
           12/00            7532               7951               7950             9258           8838              8051
            1/01            8146               8591               8600             9253           9098              8163
            2/01            7126               7511               7520             8559           8897              7653
            3/01            6237               6570               6580             7989           8270              6818
            4/01            6577               6931               6930             8544           8986              7151
            5/01            6719               7080               7079             8242           8997              7145
            6/01            6577               6930               6919             7905           8740              6839
            7/01            6502               6850               6839             7761           8390              6539
            8/01            6388               6720               6709             7565           8467              6375
            9/01            5557               5841               5839             6799           7372              5539
           10/01            6076               6381               6379             6973           7736              5805
           11/01            6502               6821               6819             7230           8042              6065
           12/01            6742               7071               7070             7273           7898              6095
            1/02            6752               7071               7070             6886           7750              5954
            2/02            6837               7171               7159             6935           7873              5967
            3/02            7245               7591               7580             7343           8417              6260
            4/02            7379               7731               7720             7358           8666              6303
            5/02            7616               7971               7970             7451           9071              6424
            6/02            7626               7981               7970             7155           8699              6174
            7/02            6932               7251               7240             6448           7992              5597
            8/02            6876               7191               7180             6434           7899              5541
            9/02            6296               6571               6570             5743           7291              5027
           10/02            6410               6691               6690             6051           7231              5083
           11/02            6552               6831               6830             6326           7434              5236
           12/02            6562               6841               6840             6113           7313              5148
            1/03            6638               6911               6910             5858           7234              5030
            2/03            6629               6901               6900             5724           7181              4928
            3/03            6705               6981               6970             5611           7111              4887
            4/03            7227               7511               7510             6161           7763              5325
            5/03            7883               8201               8189             6535           8450              5794
            6/03            8158               8481               8479             6693           8890              5961
            7/03            8481               8801               8799             6855           9159              6179
            8/03            8890               9231               9219             7020           9761              6503
            9/03            9460               9811               9799             7236          10319              6737
           10/03           10438              10821              10809             7687          11142              7317
           11/03           10770              11152              11149             7858          11152              7388
           12/03           11491              11892              11880             8472          11833              7831
            1/04           12034              12452              12439             8592          12342              8099
            2/04           12594              13032              13019             8790          12715              8307
            3/04           12661              13082              13079             8840          13205              8454
            4/04           12233              12642              12629             8640          12734              8234
            5/04           12052              12453              12439             8669          12582              8106
            6/04           12385              12783              12769             8859          13233              8380
            7/04           12090              12463              12459             8571          12649              8006
            8/04           12290              12674              12659             8609          12715              8016
            9/04           12946              13334              13329             8834          13062              8374
           10/04           13497              13905              13889             9136          13609              8625
           11/04           14734              15165              15158             9760          14629              9245
           12/04           15607              16049              16043            10188          15311              9669
            1/05           15859              16302              16297            10001          15547              9729
            2/05           16785              17246              17240            10433          16207             10231
            3/05           16427              16870              16865            10171          15944              9973
            4/05           16002              16423              16418             9932          15494              9705
            5/05           16147              16566              16560             9937          15531              9752
            6/05           16747              17176              17160            10068          15943             10046
            7/05           17837              18271              18256            10377          16636             10610
            8/05           18388              18830              18815            10639          17146             10944
            9/05           19140              19582              19575            11113          17841             11510
           10/05           18118              18526              18520            10789          17191             11006
           11/05           19315              19734              19728            11052          17764             11469
           12/05           20637              21070              21063            11567          19145             12347
            1/06           22890              23363              23344            12277          20510             13427
            2/06           23282              23744              23734            12250          20253             13290
            3/06           24699              25180              25161            12653          21205             14122
====================================================================================================================================

                                                                                                              Source: (1)Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

            4/06          26651              27154              27136            13258          22192             14966
            5/06          25574              26035              26029            12743          20965             14068
            6/06          24620              25054              25037            12742          20455             13630
            7/06          24659              25076              25069            12868          19955             13457
            8/06          25113              25530              25513            13222          20539             13842
            9/06          24480              24864              24858            13242          20483             13784
           10/06          26211              26607              26590            13758          21297             14484
           11/06          27569              27959              27952            14169          22213             15146
           12/06          28520              28909              28893            14613          22870             15719
            1/07          28911              29279              29278            14712          23337             15922
            2/07          29527              29885              29872            14831          23746             16057
            3/07          30755              31111              31097            15209          24533             16599
            4/07          32363              32719              32705            15885          25479             17268
            5/07          34244              34600              34585            16163          25856             17957
            6/07          34066              34403              34388            16183          25800             18053
            7/07          34587              34899              34883            15945          25641             18184
            8/07          33380              33660              33659            15695          24289             17418
            9/07          35082              35353              35342            16535          24837             18434
           10/07          37362              37629              37632            17185          26514             19782
           11/07          33663              33882              33884            16620          24334             18148
           12/07          33477              33677              33665            16246          23621             17819
====================================================================================================================================

AIM International Small Company Fund

==========================================      CLASS A SHARE PERFORMANCE REFLECTS THE
AVERAGE ANNUAL TOTAL RETURNS                 MAXIMUM 5.50% SALES CHARGE, AND CLASS B
                                             AND CLASS C SHARE PERFORMANCE REFLECTS THE
As of 12/31/07, including maximum            APPLICABLE CONTINGENT DEFERRED SALES
applicable sales charges                     CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
                                             CDSC ON CLASS B SHARES DECLINES FROM 5%
CLASS A SHARES                               BEGINNING AT THE TIME OF PURCHASE TO 0% AT
Inception (8/31/00)                 17.91%   THE BEGINNING OF THE SEVENTH YEAR. THE
   5 Years                          36.97    CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
   1 Year                           10.95    YEAR AFTER PURCHASE.

CLASS B SHARES                                  THE PERFORMANCE OF THE FUND'S SHARE
Inception (8/31/00)                 18.01%   CLASSES WILL DIFFER PRIMARILY DUE TO
   5 Years                          37.44    DIFFERENT SALES CHARGE STRUCTURES AND
   1 Year                           11.92    CLASS EXPENSES

CLASS C SHARES                                  A REDEMPTION FEE OF 2% WILL BE IMPOSED
Inception (8/31/00)                 18.00    ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
   5 Years                          37.54    THE FUND WITHIN 30 DAYS OF PURCHASE.
   1 Year                           15.61    EXCEPTIONS TO THE REDEMPTION FEE ARE
==========================================   LISTED IN THE FUND'S PROSPECTUS.

   THE PERFORMANCE DATA QUOTED REPRESENT        HAD THE ADVISOR NOT WAIVED FEES AND/OR
PAST PERFORMANCE AND CANNOT GUARANTEE        REIMBURSED EXPENSES IN THE PAST,
COMPARABLE FUTURE RESULTS; CURRENT           PERFORMANCE WOULD HAVE BEEN LOWER.
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
VISIT AIMINVESTMENTS.COM FOR THE MOST
RECENT MONTH-END PERFORMANCE. PERFORMANCE
FIGURES REFLECT REINVESTED DISTRIBUTIONS,
CHANGES IN NET ASSET VALUE AND THE EFFECT
OF THE MAXIMUM SALES CHARGE UNLESS
OTHERWISE STATED. INVESTMENT RETURN AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU
MAY HAVE A GAIN OR LOSS WHEN YOU SELL
SHARES.

   THE TOTAL ANNUAL FUND OPERATING EXPENSE
RATIO SET FORTH IN THE MOST RECENT FUND
PROSPECTUS AS OF THE DATE OF THIS REPORT
FOR CLASS A, CLASS B AND CLASS C SHARES
WAS 1.55%, 2.30% AND 2.30%, RESPECTIVELY.
THE EXPENSE RATIOS PRESENTED ABOVE MAY
VARY FROM THE EXPENSE RATIOS PRESENTED IN
OTHER SECTIONS OF THIS REPORT THAT ARE
BASED ON EXPENSES INCURRED DURING THE
PERIOD COVERED BY THIS REPORT.                                                            =========================================
                                                                                          FOR A DISCUSSION OF THE RISKS OF INVESTING
                                                                                          IN YOUR FUND AND INDEXES USED IN THIS
                                                                                          REPORT, PLEASE TURN THE PAGE.
                                                                                          ==========================================

AIM International Small Company Fund

AIM INTERNATIONAL SMALL COMPANY FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of December 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                          o The prices of initial public offering      o The Fund is not managed to track the
                                             (IPO) securities may go up and down more     performance of any particular index,
o Class B shares are not available as an     than prices of equity securities of          including the indexes defined here, and
investment for retirement plans maintained   companies with longer trading histories.     consequently, the performance of the Fund
pursuant to Section 401 of the Internal      In addition, companies offering securities   may deviate significantly from the
Revenue Code, including 401(k) plans,        in IPOs may have less experienced            performance of the indexes.
money purchase pension plans and profit      management or limited operating histories.
sharing plans, except for plans that have    There can be no assurance that the fund      o A direct investment cannot be made in an
existing accounts invested in Class B        will have favorable IPO investment           index. Unless otherwise indicated, index
shares.                                      opportunities.                               results include reinvested dividends, and
                                                                                          they do not reflect sales charges.
o The Fund has limited public sales of its   o Nondiversification increases the risk      Performance of an index of funds reflects
shares to certain investors. For             that the value of the Fund's shares may      fund expenses; performance of a market
information on who may continue to invest    vary more widely, and the Fund may be        index does not.
in the Fund, please see the prospectus.      subject to greater investment and credit
                                             risk than if the Fund invested more          Other information
Principal risks of investing in the Fund     broadly.
                                                                                          o The returns shown in the management's
o The value of convertible securities in     o Investing in a fund that invests in        discussion of Fund performance are based
which the Fund invests may be affected by    smaller companies involves risks not         on net asset values calculated for
market interest rates--the risk that the     associated with investing in more            shareholder transactions. Generally
issuer may default on interest or            established companies, such as business      accepted accounting principles require
principal payments and the value of the      risk, stock price fluctuations and           adjustments to be made to the net assets
underlying common stock into which these     illiquidity.                                 of the Fund at period end for financial
securities may be converted may decline as                                                reporting purposes, and as such, the net
a result.                                    About indexes used in this report            asset values for shareholder transactions
                                                                                          and the returns based on those net asset
o Investing in developing countries can      o The MSCI EAFE --REGISTERED TRADEMARK--     values may differ from the net asset
add additional risk, such as high rates of   INDEX is a free float-adjusted market        values and returns reported in the
inflation or sharply devalued currencies     capitalization index that is designed to     Financial Highlights.
against the U.S. dollar. Transaction costs   measure developed market equity
are often higher, and there may be delays    performance, excluding the U.S. and          o Industry classifications used in this
in settlement procedures.                    Canada.                                      report are generally according to the
                                                                                          Global Industry Classification Standard,
o Prices of equity securities change in      o The MSCI World Ex-US SMALL CAP INDEX is    which was developed by and is the
response to many factors including the       a free float-adjusted market                 exclusive property and a service mark of
historical and prospective earnings of the   capitalization index that represents the     Morgan Stanley Capital International Inc.
issuer, the value of its assets, general     small cap segment in global developed        and Standard & Poor's.
economic conditions, interest rates,         market equity performance excluding the
investor perceptions and market liquidity.   United States.                               o The Chartered Financial Analyst
                                                                                          --REGISTERED TRADEMARK-- (CFA--REGISTERED
o Foreign securities have additional         o The LIPPER INTERNATIONAL SMALL/MID-CAP     TRADEMARK--) designation is a globally
risks, including exchange rate changes,      GROWTH FUNDS INDEX is an equally weighted    recognized standard for measuring the
political and economic upheaval, the         representation of the largest funds in the   competence and integrity of investment
relative lack of information, relatively     Lipper International Small/Mid-Cap Core      professionals.
low market liquidity, and the potential      Funds category. These funds typically have
lack of strict financial and accounting      an above-average price-to-cash flow ratio,
controls and standards.                      price-to-book ratio, and three-year
                                             sales-per-share growth value, compared to
                                             the S&P/Citigroup World ex-U.S. BMI.

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     ==========================================
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           FUND NASDAQ SYMBOLS
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================   Class A Shares                       IEGAX
                                                                                          Class B Shares                       IEGBX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class C Shares                       IEGCX
AIMINVESTMENTS.COM                                                                        ==========================================

AIM International Small Company Fund

SCHEDULE OF INVESTMENTS(A)

December 31, 2007


                                                 SHARES         VALUE
-------------------------------------------------------------------------
FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-92.21%

AUSTRALIA-2.73%

Australian Wealth Management Ltd. (Asset
  Management & Custody Banks)(b)(c)              3,563,600   $  7,829,984
-------------------------------------------------------------------------
MFS Ltd. (Hotels, Resorts & Cruise
  Lines)(b)(c)                                   2,806,947     10,736,316
-------------------------------------------------------------------------
United Group Ltd. (Construction &
  Engineering)(b)(c)                               420,500      7,024,281
=========================================================================
                                                               25,590,581
=========================================================================

AUSTRIA-1.00%

Andritz A.G. (Industrial Machinery)(c)             157,200      9,406,549
=========================================================================

BELGIUM-1.06%

EVS Broadcast Equipment S.A. (Communications
  Equipment)(c)                                     86,160      9,978,687
=========================================================================

BRAZIL-6.48%

All America Latina Logistica (Railroads)(d)        395,800      5,072,810
-------------------------------------------------------------------------
American Banknote S.A. (Commercial Printing)     1,100,600      9,857,030
-------------------------------------------------------------------------
American Banknote S.A. (Commercial Printing)
  (Acquired 04/26/06; Cost $2,603,647)(e)          325,900      2,918,777
-------------------------------------------------------------------------
Equatorial Energia S.A. (Electric
  Utilities)(f)                                  1,246,700     13,064,254
-------------------------------------------------------------------------
Equatorial Energia S.A. (Electric Utilities)
  (Acquired 03/31/06; Cost $2,726,949)(e)(f)       411,600      4,313,185
-------------------------------------------------------------------------
Gafisa S.A. (Homebuilding)                         600,400     11,246,567
-------------------------------------------------------------------------
Klabin Segall S.A. (Real Estate Management &
  Development)                                     399,200      3,015,879
-------------------------------------------------------------------------
Klabin Segall S.A. (Real Estate Management &
  Development) (Acquired 10/06/06; Cost
  $4,184,358)(e)                                   602,980      4,555,397
-------------------------------------------------------------------------
OdontoPrev S.A. (Life & Health Insurance)          138,100      3,393,429
-------------------------------------------------------------------------
OdontoPrev S.A. (Life & Health Insurance)
  (Acquired 11/30/06; Cost $1,805,033)(e)          139,600      3,430,287
=========================================================================
                                                               60,867,615
=========================================================================

CANADA-11.29%

Aspreva Pharmaceuticals Corp.
  (Pharmaceuticals)(g)                             182,329      4,740,554
-------------------------------------------------------------------------
Axcan Pharma Inc. (Pharmaceuticals)(g)             771,000     17,729,043
-------------------------------------------------------------------------
BMTC Group, Inc.-Class A (Homefurnishing
  Retail)                                          147,564      3,370,940
-------------------------------------------------------------------------
Bonnett's Energy Services Trust (Oil & Gas
  Equipment & Services)(h)                         488,200      1,174,195
-------------------------------------------------------------------------
Canam Group Inc. (Steel)                           163,300      2,325,345
-------------------------------------------------------------------------
Canam Group Inc. (Steel) (Acquired 03/18/05;
  Cost $2,664,482.44)(e)                           556,900      7,930,094
-------------------------------------------------------------------------
FirstService Corp. (Real Estate Management &
  Development)(b)(g)                               181,600      5,537,365
-------------------------------------------------------------------------
Genesis Land Development Corp. (Real Estate
  Management & Development)(g)                   1,208,400      6,323,518
-------------------------------------------------------------------------
Kingsway Financial Services Inc. (Property &
  Casualty Insurance)                              412,000      4,975,345
-------------------------------------------------------------------------
Migao Corp. (Fertilizers & Agricultural
  Chemicals)(g)                                    730,000      8,506,994
-------------------------------------------------------------------------
Onex Corp. (Multi-Sector Holdings)                 221,600      7,782,872
-------------------------------------------------------------------------

                                                 SHARES         VALUE
-------------------------------------------------------------------------

CANADA-(CONTINUED)

Reitmans (Canada) Ltd.-Class A (Apparel
  Retail)(b)                                       555,000   $ 10,796,166
-------------------------------------------------------------------------
Sherritt International Corp. (Diversified
  Metals & Mining)                                 661,907      8,839,193
-------------------------------------------------------------------------
Total Energy Trust Ltd. (Oil & Gas Equipment
  & Services)(b)                                   598,190      3,244,686
-------------------------------------------------------------------------
Transat A.T. Inc.-Class A (Airlines)(h)            160,300      5,638,004
-------------------------------------------------------------------------
Trican Well Service Ltd. (Oil & Gas Equipment
  & Services)(b)                                   365,580      7,100,427
=========================================================================
                                                              106,014,741
=========================================================================

CHINA-1.12%

Century Sunshine Ecological Technology
  Holdings Ltd. (Fertilizers & Agricultural
  Chemicals)(c)                                 51,935,000      2,390,046
-------------------------------------------------------------------------
Xinyi Glass Holdings Co. Ltd. (Auto Parts &
  Equipment)(c)                                  8,396,000      8,088,889
=========================================================================
                                                               10,478,935
=========================================================================

FINLAND-1.18%

Nokia Renkaat Oyj (Tires & Rubber)(c)              318,000     11,057,099
=========================================================================

GERMANY-2.42%

MTU Aero Engines Holding A.G. (Aerospace &
  Defense)(c)                                      130,000      7,534,824
-------------------------------------------------------------------------
Symrise A.G. (Specialty Chemicals)(c)(g)           299,187      8,328,994
-------------------------------------------------------------------------
Wirecard A.G. (Diversified Commercial &
  Professional Services)(c)(g)                     414,719      6,886,223
=========================================================================
                                                               22,750,041
=========================================================================

GREECE-5.93%

Intralot S.A. (Casinos & Gaming)(c)              1,066,000     20,966,523
-------------------------------------------------------------------------
Jumbo S.A. (Leisure Products)(c)                   459,000     16,570,709
-------------------------------------------------------------------------
Mytilineos Holdings S.A. (Diversified Metals
  & Mining)(c)                                     573,600     11,996,221
-------------------------------------------------------------------------
Titan Cement Co. (Construction Materials)(c)       135,700      6,156,967
=========================================================================
                                                               55,690,420
=========================================================================

HONG KONG-5.87%

First Pacific Co. Ltd. (Multi-Sector
  Holdings)(c)                                  28,506,000     22,058,489
-------------------------------------------------------------------------
Hopewell Holdings Ltd. (Highways &
  Railtracks)(c)                                 1,906,000      8,763,439
-------------------------------------------------------------------------
Paliburg Holdings Ltd. (Hotels, Resorts &
  Cruise Lines)(c)                             229,421,700      7,579,770
-------------------------------------------------------------------------
Paliburg Holdings Ltd.-Wts. Expiring 2010
  (Hotels, Resorts & Cruise Lines)(i)(j)        25,491,300        163,464
-------------------------------------------------------------------------
PYI Corp. (Construction & Engineering)(c)       16,862,000      6,920,953
-------------------------------------------------------------------------
Regal Hotels International Holdings Ltd.
  (Hotels, Resorts & Cruise Lines)(c)          118,356,000      9,659,132
=========================================================================
                                                               55,145,247
=========================================================================

HUNGARY-0.86%

Richter Gedeon Nyrt. (Pharmaceuticals)(c)           33,921      8,067,786
=========================================================================

INDONESIA-1.39%

PT Kawasan Industri Jababeka Tbk (Real Estate
  Management & Development)(c)(g)              271,308,000      6,571,327
-------------------------------------------------------------------------

AIM International Small Company Fund


                                                 SHARES         VALUE
-------------------------------------------------------------------------
INDONESIA-(CONTINUED)

Total Bangun Persada (Real Estate Management
  & Development)                               103,284,000   $  6,482,719
=========================================================================
                                                               13,054,046
=========================================================================

IRELAND-1.85%

IAWS Group PLC (Packaged Foods & Meats)(c)         230,000      5,081,743
-------------------------------------------------------------------------
Paddy Power PLC (Casinos & Gaming)                 375,000     12,318,739
=========================================================================
                                                               17,400,482
=========================================================================

ISRAEL-1.49%

Israel Discount Bank-Class A (Diversified
  Banks)(c)(g)                                   5,518,687     13,990,995
=========================================================================

ITALY-0.69%

Cementir S.p.A. Cementerie del Tirreno
  (Construction Materials)(c)                      741,224      6,482,883
=========================================================================

JAPAN-5.95%

EXEDY Corp. (Auto Parts & Equipment)(b)(c)         406,600     13,735,593
-------------------------------------------------------------------------
Miyano Machinery Inc. (Industrial Machinery)     2,461,000      6,801,454
-------------------------------------------------------------------------
Nippon Ceramic Co., Ltd. (Electronic
  Equipment Manufacturers)(b)(c)                   754,300      9,614,869
-------------------------------------------------------------------------
Nishio Rent All Co., Ltd. (Trading Companies
  & Distributors)                                  369,000      6,125,443
-------------------------------------------------------------------------
Noritsu Koki Co., Ltd. (Photographic
  Products)(b)                                     437,500      8,754,318
-------------------------------------------------------------------------
Takeuchi Mfg. Co., Ltd. (Construction & Farm
  Machinery & Heavy Trucks)(c)                     269,800     10,787,136
=========================================================================
                                                               55,818,813
=========================================================================

MALAYSIA-4.91%

IGB Corp. Berhad (Real Estate Management &
  Development)(c)                               21,837,300     14,788,645
-------------------------------------------------------------------------
Lion Diversified Holdings Berhad (Department
  Stores)(c)                                    25,132,200     14,447,896
-------------------------------------------------------------------------
Parkson Holdings Berhad (Steel)(c)(g)            5,729,360     16,870,440
=========================================================================
                                                               46,106,981
=========================================================================

MEXICO-1.15%

TV Azteca, S.A.B. de C.V.-CPO (Broadcasting &
  Cable TV)                                     10,392,800      6,238,004
-------------------------------------------------------------------------
Urbi, Desarrollos Urbanos, S.A. de C.V.
  (Homebuilding)(g)                              1,325,800      4,580,270
=========================================================================
                                                               10,818,274
=========================================================================

NETHERLANDS-5.35%

Aalberts Industries N.V. (Industrial
  Machinery)(c)(g)                                 586,484     11,538,413
-------------------------------------------------------------------------
Koninklijke BAM Groep N.V. (Construction &
  Engineering)                                     487,688     11,458,490
-------------------------------------------------------------------------
Koninklijke BAM Groep N.V. (Construction &
  Engineering) (Acquired 12/10/04; Cost
  $564,459)(e)                                      65,000      1,527,210
-------------------------------------------------------------------------
Smit Internationale N.V. (Marine Ports &
  Services)(c)                                     130,800     13,293,957
-------------------------------------------------------------------------
USG People N.V. (Human Resource & Employment
  Services)(b)(c)                                  461,991     12,361,275
=========================================================================
                                                               50,179,345
=========================================================================

NEW ZEALAND-0.87%

Freightways Ltd. (Air Freight &
  Logistics)(b)(c)                               2,847,600      8,150,240
=========================================================================

                                                 SHARES         VALUE
-------------------------------------------------------------------------


NORWAY-3.62%

Cermaq A.S.A. (Packaged Foods & Meats)(b)(c)       715,375   $  9,865,728
-------------------------------------------------------------------------
Petroleum Geo-Services A.S.A. (Oil & Gas
  Equipment & Services)(b)(c)(g)                   626,478     17,999,355
-------------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A. (Oil & Gas
  Equipment & Services)(b)(c)(g)                   454,623      6,165,918
=========================================================================
                                                               34,031,001
=========================================================================

PHILIPPINES-5.66%

First Gen Corp. (Independent Power Producers
  & Energy Traders)(c)                           8,958,200     12,821,513
-------------------------------------------------------------------------
Globe Telecom, Inc. (Wireless
  Telecommunication Services)                      404,650     15,408,695
-------------------------------------------------------------------------
Manila Water Co. (Water Utilities)(c)           40,751,000     18,105,805
-------------------------------------------------------------------------
PNOC Energy Development Corp. (Independent
  Power Producers & Energy Traders)             38,508,000      6,070,871
-------------------------------------------------------------------------
PNOC Energy Development Corp. Cost
  $287,238.17 (Independent Power Producers &
  Energy Traders) (Acquired 12/04/06; Cost
  $287,238)(e)                                   4,405,000        694,458
=========================================================================
                                                               53,101,342
=========================================================================

SOUTH AFRICA-0.76%

Massmart Holdings Ltd. (Hypermarkets & Super
  Centers)(c)                                      684,600      7,097,488
=========================================================================

SOUTH KOREA-5.45%

Daegu Bank (Regional Banks)(c)                     596,350      9,784,306
-------------------------------------------------------------------------
Hyundai Mipo Dockyard Co., Ltd. (Construction
  & Farm Machinery & Heavy Trucks)(c)               22,150      6,697,501
-------------------------------------------------------------------------
Joongang Construction Co., Ltd. (Construction
  & Engineering)(c)(h)                             390,460      7,359,124
-------------------------------------------------------------------------
Lotte Confectionery Co., Ltd. (Packaged Foods
  & Meats)                                           7,050     12,727,807
-------------------------------------------------------------------------
Qrix Communications Inc. (Broadcasting &
  Cable TV)(c)                                     103,439      7,777,613
-------------------------------------------------------------------------
Sung Kwang Bend Co., Ltd. (Building
  Products)(c)                                     236,061      6,774,659
=========================================================================
                                                               51,121,010
=========================================================================

SWEDEN-0.92%

Oriflame Cosmetics S.A.-SDR (Personal
  Products)                                        135,400      8,649,549
=========================================================================

SWITZERLAND-0.61%

Banque Cantonale Vaudoise (Diversified
  Banks)(c)                                         12,918      5,689,703
=========================================================================

TAIWAN-2.79%

Feng Tay Enterprise Co., Ltd. (Footwear)(c)      9,474,048      7,491,744
-------------------------------------------------------------------------
Huaku Construction Corp. (Real Estate
  Management & Development)(c)                   4,068,120      7,664,283
-------------------------------------------------------------------------
Hung Poo Real Estate Development Corp. (Real
  Estate Management & Development)(c)            6,266,250      4,586,100
-------------------------------------------------------------------------
Makalot Industrial Co., Ltd. (Textiles)(c)       2,794,687      6,426,061
=========================================================================
                                                               26,168,188
=========================================================================

THAILAND-1.83%

Bangkok Expressway PCL (Highways &
  Railtracks)(c)                                 9,336,500      6,563,853
-------------------------------------------------------------------------
Siam Commercial Bank PCL (Diversified
  Banks)(c)                                      4,187,100     10,627,127
=========================================================================
                                                               17,190,980
=========================================================================

AIM International Small Company Fund


                                                 SHARES         VALUE
-------------------------------------------------------------------------

UNITED KINGDOM-6.98%

Amlin PLC (Multi-Line Insurance)(b)(c)           1,479,467   $  8,680,817
-------------------------------------------------------------------------
Findel PLC (Catalog Retail)(c)                     290,200      3,390,664
-------------------------------------------------------------------------
Hikma Pharmaceuticals PLC (Pharmaceuticals)        751,064      7,062,258
-------------------------------------------------------------------------
Hikma Pharmaceuticals PLC (Pharmaceuticals)
  (Acquired 11/01/2005; Cost $2,377,183)(e)        463,000      4,353,591
-------------------------------------------------------------------------
Homeserve PLC (Diversified Commercial &
  Professional Services)(c)                        404,400     13,287,377
-------------------------------------------------------------------------
IG Group Holdings PLC (Specialized
  Finance)(c)                                      728,607      5,833,657
-------------------------------------------------------------------------
Informa PLC (Publishing)(c)                      1,003,859      9,165,275
-------------------------------------------------------------------------
Mitie Group PLC (Environmental & Facilities
  Services)(c)                                   2,469,500     13,779,655
=========================================================================
                                                               65,553,294
=========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $627,157,169)                    865,652,315
=========================================================================

FOREIGN PREFERRED STOCKS-2.52%

BRAZIL-1.22%

Duratex S.A.-Pfd. (Building Products)              473,000     11,455,684
=========================================================================

CANADA-0.08%

FirstService Corp.-Series 1, 7% Pfd. (Real
  Estate Management & Development)                  36,320        711,872
=========================================================================

                                                 SHARES         VALUE
-------------------------------------------------------------------------


GERMANY-1.22%

Fuchs Petrolub A.G.-Pfd. (Commodity
  Chemicals)(c)                                    130,100   $ 11,488,290
=========================================================================
    Total Foreign Preferred Stocks (Cost
      $17,873,561)                                             23,655,846
=========================================================================

MONEY MARKET FUNDS-4.72%

Liquid Assets Portfolio-Institutional
  Class(k)                                      22,174,603     22,174,603
-------------------------------------------------------------------------
Premier Portfolio-Institutional Class(k)        22,174,603     22,174,603
=========================================================================
    Total Money Market Funds (Cost
      $44,349,206)                                             44,349,206
=========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-99.45% (Cost
  $689,379,936)                                               933,657,367
=========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-5.96%

Liquid Assets Portfolio-Institutional Class
  (Cost $55,923,596)(k)(l)                      55,923,596     55,923,596
=========================================================================
TOTAL INVESTMENTS-105.41% (Cost $745,303,532)                 989,580,963
=========================================================================
OTHER ASSETS LESS LIABILITIES-(5.41)%                         (50,804,316)
=========================================================================
NET ASSETS-100.00%                                           $938,776,647
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

CPO   - Certificates of Ordinary Participation
Pfd.  - Preferred
SDR   - Swedish Depositary Receipt
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) All or a portion of this security was out on loan at December 31, 2007.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2007 was $590,840,909, which represented 62.94% of the Fund's Net Assets. See Note 1A.
(d) Each unit represents one common share and four preferred shares.
(e) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2007 was $29,722,999, which represented 3.17% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(f) Each unit represents one ordinary share and two preferred shares.
(g) Non-income producing security.
(h) Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of December 31, 2007 was $14,171,323, which represented 1.51% of the Fund's Net Assets. See Note 3.
(i) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at December 31, 2007 represented 0.02% of the Fund's Net Assets. See Note 1A.
(j) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The value of this security considered illiquid at December 31, 2007 represented 0.02% of the Fund's Net Assets.
(k) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(l) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Small Company Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $625,027,206)*    $  875,136,838
------------------------------------------------------------
Investments in affiliates, at value (Cost
  $120,276,326)                                  114,444,125
============================================================
    Total investments (Cost $745,303,532)        989,580,963
============================================================
Foreign currencies, at value (Cost
  $8,051,669)                                      8,110,564
------------------------------------------------------------
Cash                                               3,699,428
------------------------------------------------------------
Receivables for:
  Investments sold                                   726,059
------------------------------------------------------------
  Fund shares sold                                 1,036,824
------------------------------------------------------------
  Dividends                                        2,234,666
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                32,165
------------------------------------------------------------
Other assets                                          67,662
============================================================
    Total assets                               1,005,488,331
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              274,532
------------------------------------------------------------
  Fund shares reacquired                           5,175,147
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  66,589
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        59,630,046
------------------------------------------------------------
Accrued distribution fees                            325,734
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                               709
------------------------------------------------------------
Accrued transfer agent fees                          336,409
------------------------------------------------------------
Accrued operating expenses                           902,518
============================================================
    Total liabilities                             66,711,684
============================================================
Net assets applicable to shares outstanding   $  938,776,647
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $  676,503,522
------------------------------------------------------------
Undistributed net investment income                  (11,603)
------------------------------------------------------------
Undistributed net realized gain                   17,937,363
------------------------------------------------------------
Unrealized appreciation                          244,347,365
============================================================
                                              $  938,776,647
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  694,567,615
____________________________________________________________
============================================================
Class B                                       $   77,597,661
____________________________________________________________
============================================================
Class C                                       $  124,358,694
____________________________________________________________
============================================================
Institutional Class                           $   42,252,677
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           30,934,250
____________________________________________________________
============================================================
Class B                                            3,596,478
____________________________________________________________
============================================================
Class C                                            5,764,950
____________________________________________________________
============================================================
Institutional Class                                1,880,821
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        22.45
------------------------------------------------------------
  Maximum offering price per share
    (Net asset value of $22.45 divided by
    94.50%)                                   $        23.76
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        21.58
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        21.57
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        22.47
____________________________________________________________
============================================================

* At December 31, 2007, securities with an aggregate value of $56,797,876 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Small Company Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $2,249,226)    $ 21,868,320
--------------------------------------------------------------------------
Dividends from affiliates (includes securities lending
  income of $124,464)                                            3,931,438
--------------------------------------------------------------------------
Interest                                                             6,877
==========================================================================
    Total investment income                                     25,806,635
==========================================================================

EXPENSES:

Advisory fees                                                    9,070,009
--------------------------------------------------------------------------
Administrative services fees                                       255,409
--------------------------------------------------------------------------
Custodian fees                                                   1,114,189
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        1,803,497
--------------------------------------------------------------------------
  Class B                                                          882,249
--------------------------------------------------------------------------
  Class C                                                        1,364,600
--------------------------------------------------------------------------
Transfer agent fees -- A, B and C                                1,440,979
--------------------------------------------------------------------------
Transfer agent fees -- Institutional                                   572
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           43,613
--------------------------------------------------------------------------
Other                                                              312,379
==========================================================================
    Total expenses                                              16,287,496
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                  (287,394)
==========================================================================
    Net expenses                                                16,000,102
==========================================================================
Net investment income                                            9,806,533
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (net of tax on the sale of foreign
    investments of $136,679 -- Note 1J)                        184,965,432
--------------------------------------------------------------------------
  Foreign currencies                                              (289,604)
==========================================================================
                                                               184,675,828
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities (net of estimated tax on foreign
    investments held of $(513,150) -- Note 1J)                 (47,365,112)
--------------------------------------------------------------------------
  Foreign currencies                                                28,582
==========================================================================
                                                               (47,336,530)
==========================================================================
Net realized and unrealized gain                               137,339,298
==========================================================================
Net increase in net assets resulting from operations          $147,145,831
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Small Company Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                  2007             2006
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   9,806,533    $   5,811,195
--------------------------------------------------------------------------------------------
  Net realized gain                                             184,675,828      133,222,623
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)          (47,336,530)     102,028,332
============================================================================================
    Net increase in net assets resulting from operations        147,145,831      241,062,150
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (9,525,197)      (5,297,354)
--------------------------------------------------------------------------------------------
  Class B                                                          (473,898)         (43,484)
--------------------------------------------------------------------------------------------
  Class C                                                          (760,926)         (62,515)
--------------------------------------------------------------------------------------------
  Institutional Class                                              (722,704)        (217,022)
============================================================================================
    Total distributions from net investment income              (11,482,725)      (5,620,375)
============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (136,361,072)     (89,560,807)
--------------------------------------------------------------------------------------------
  Class B                                                       (16,097,917)     (12,573,535)
--------------------------------------------------------------------------------------------
  Class C                                                       (25,848,347)     (18,076,517)
--------------------------------------------------------------------------------------------
  Institutional Class                                            (7,976,274)      (2,563,644)
============================================================================================
    Total distributions from net realized gains                (186,283,610)    (122,774,503)
============================================================================================
    Decrease in net assets resulting from distributions        (197,766,335)    (128,394,878)
============================================================================================
Share transactions-net:
  Class A                                                        96,431,720      102,177,107
--------------------------------------------------------------------------------------------
  Class B                                                        (5,743,754)      (4,011,685)
--------------------------------------------------------------------------------------------
  Class C                                                         6,561,535        3,549,363
--------------------------------------------------------------------------------------------
  Institutional Class                                            27,049,040       18,627,116
============================================================================================
    Net increase in net assets resulting from share
     transactions                                               124,298,541      120,341,901
============================================================================================
    Net increase in net assets                                   73,678,037      233,009,173
============================================================================================

NET ASSETS:

  Beginning of year                                             865,098,610      632,089,437
============================================================================================
  End of year (including undistributed net investment income
    of $(11,603) and $2,090,873, respectively)                $ 938,776,647    $ 865,098,610
____________________________________________________________________________________________
============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Small Company Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Small Company Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

AIM International Small Company Fund


       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

AIM International Small Company Fund


       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of 0.95% the Fund's average daily net assets.

    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007, AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the following annual rates of the Fund's average daily net assets:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.935%
--------------------------------------------------------------------
Next $250 million                                             0.91%
--------------------------------------------------------------------
Next $500 million                                             0.885%
--------------------------------------------------------------------
Next $1.5 billion                                             0.86%
--------------------------------------------------------------------
Next $2.5 billion                                             0.835%
--------------------------------------------------------------------
Next $2.5 billion                                             0.81%
--------------------------------------------------------------------
Next $2.5 billion                                             0.785%
--------------------------------------------------------------------
Over $10 billion                                              0.76%
 ___________________________________________________________________
====================================================================


    Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $259,755.

    At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2007, Invesco reimbursed expenses of the Fund in the amount of $2,925.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, impose a cap on the total sales charges,

AIM International Small Company Fund

including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2007, ADI advised the Fund that it retained $54,061 in front-end sales commissions from the sale of Class A shares and $11,224, $56,324 and $41,514 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in an affiliated money market fund. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND
FUND               12/31/06          AT COST          FROM SALES       (DEPRECIATION)      12/31/07         INCOME
--------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $10,576,560      $144,392,125      $(132,794,082)        $   --         $22,174,603     $1,386,965
--------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class            10,576,560       144,392,125       (132,794,082)            --          22,174,603      1,385,046
====================================================================================================================
  Subtotal        $21,153,120      $288,784,250      $(265,588,164)        $   --         $44,349,206     $2,772,011
====================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND
FUND               12/31/06          AT COST          FROM SALES       (DEPRECIATION)      12/31/07       INCOME(A)
--------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $        --      $133,656,582      $ (77,732,986)        $   --         $55,923,596     $  124,464
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Net of compensation to counterparties.

INVESTMENTS IN OTHER AFFILIATES:

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the year ended December 31, 2007.

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
                   12/31/06          AT COST          FROM SALES       (DEPRECIATION)      12/31/07         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Bonnett's
  Energy
  Services
  Trust
  (Canada)
  (Cost
 $8,807,700)(b)   $ 8,597,186      $         --      $  (1,380,166)     $(4,158,849)     $  1,174,195     $  451,011    $(1,883,976)
-----------------------------------------------------------------------------------------------------------------------------------
Joongang
  Construction
  Co., Ltd
  (South Korea)
  (Cost
  $8,250,616)              --         2,262,766                 --        5,096,358         7,359,124        133,790             --
-----------------------------------------------------------------------------------------------------------------------------------
Stoneham
  Drilling
  Trust
  (Canada)          8,514,657                --         (8,267,409)       2,508,666                --        371,316     (2,755,914)
-----------------------------------------------------------------------------------------------------------------------------------
Transat A. T.
  Inc.-Class A
  (Canada)
  (Cost
  $2,945,208)       9,374,842                --         (6,028,457)        (145,766)        5,638,004         78,846      2,437,385
===================================================================================================================================
  Subtotal         26,486,685         2,262,766        (15,676,032)       3,300,409        14,171,323      1,034,963     (2,202,505)
===================================================================================================================================
  Total
    Investments
    in
    Affiliates    $47,639,805      $424,703,598      $(358,997,182)     $ 3,300,409      $114,444,125     $3,931,438    $(2,202,505)
___________________________________________________________________________________________________________________________________
===================================================================================================================================

(b) As of December 31, 2007, the security is no longer considered an affiliate of the Fund.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $24,714.

AIM International Small Company Fund

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $6,359 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $56,797,876 were on loan to brokers. The loans were secured by cash collateral of $59,630,046 received by the Fund and $55,923,596 was subsequently invested in an affiliated money market fund. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $124,464 for securities lending transactions, which are net of compensation to counterparties.

AIM International Small Company Fund

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2007 and 2006 was as follows:

                                                                  2007            2006
------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $ 37,337,028    $ 34,792,818
------------------------------------------------------------------------------------------
Long-term capital gain                                         160,429,307      93,602,060
==========================================================================================
Total distributions                                           $197,766,335    $128,394,878
__________________________________________________________________________________________
==========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  2,959,149
----------------------------------------------------------------------------
Undistributed long-term gain                                      17,827,521
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                       241,767,622
----------------------------------------------------------------------------
Temporary book/tax differences                                       (61,600)
----------------------------------------------------------------------------
Post-October currency loss deferral                                 (219,567)
----------------------------------------------------------------------------
Shares of beneficial interest                                    676,503,522
============================================================================
Total net assets                                                $938,776,647
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales and the recognition of unrealized gains on passive foreign investment companies. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $69,934.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2007.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $364,096,919 and $442,528,535, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $270,984,216
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (29,286,528)
==============================================================================
Net unrealized appreciation of investment securities             $241,697,688
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is 747,883,275.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and foreign capital gain tax, on December 31, 2007, undistributed net investment income was decreased by $426,284 and undistributed net realized gain was increased by $426,284. This reclassification had no effect on the net assets of the Fund.

AIM International Small Company Fund

NOTE 11--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A, Class B, Class C and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

    As of March 14, 2005, the Fund's shares are offered on a limited basis.

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                        2007(A)                         2006
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      6,063,332    $ 164,125,842     8,559,613    $ 208,963,602
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        139,730        3,619,677       543,420       12,911,084
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        773,005       20,084,980     1,046,424       24,956,886
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            752,485       20,235,812       653,962       16,208,677
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      5,902,557      130,565,065     3,511,862       83,547,180
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        735,895       15,645,130       512,479       11,812,639
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,144,087       24,323,328       723,391       16,666,945
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            393,085        8,698,978       116,835        2,780,666
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        337,998        8,867,674       174,636        4,328,444
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (350,686)      (8,867,674)     (180,293)      (4,328,444)
========================================================================================================================
Reacquired:(b)
  Class A                                                     (7,695,805)    (207,126,861)   (7,933,240)    (194,662,119)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (618,496)     (16,140,887)   (1,026,369)     (24,406,964)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,466,329)     (37,846,773)   (1,612,948)     (38,074,468)
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (67,675)      (1,885,750)      (15,262)        (362,227)
========================================================================================================================
                                                               6,043,183    $ 124,298,541     5,074,510    $ 120,341,901
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 23% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Net of redemption fees of $57,535 and $44,091 which were allocated among the classes based on relative net assets of each class for the years ended December 31, 2007 and 2006, respectively.

NOTE 12--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal.

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements") . This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM International Small Company Fund


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                             -------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------------------------------
                                                               2007           2006           2005           2004          2003
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  24.13       $  20.52       $  16.17       $  12.08       $  6.91
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.32(a)        0.23(a)        0.07          (0.03)(a)     (0.04)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         3.79           7.54           5.12           4.34          5.24
================================================================================================================================
    Total from investment operations                             4.11           7.77           5.19           4.31          5.20
================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.38)         (0.23)         (0.05)         (0.00)        (0.03)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (5.41)         (3.93)         (0.79)         (0.22)           --
================================================================================================================================
    Total distributions                                         (5.79)         (4.16)         (0.84)         (0.22)        (0.03)
================================================================================================================================
Redemption fees added to shares of beneficial interest           0.00           0.00           0.00           0.00          0.00
================================================================================================================================
Net asset value, end of period                               $  22.45       $  24.13       $  20.52       $  16.17       $ 12.08
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                 17.39%         38.18%         32.21%         35.83%        75.10%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $694,568       $635,318       $451,630       $257,579       $87,269
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.47%(c)       1.54%          1.61%          1.83%         2.00%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.50%(c)       1.58%          1.64%          1.85%         2.35%
================================================================================================================================
Ratio of net investment income (loss) to average net assets      1.16%(c)       0.93%          0.42%         (0.19)%       (0.46)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                            40%            69%            60%            87%           93%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $721,398,989.

                                                                                          CLASS B
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                               2007          2006          2005          2004          2003
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 23.37       $ 19.95       $ 15.81       $ 11.89       $  6.84
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.11(a)       0.04(a)      (0.05)        (0.11)(a)     (0.10)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         3.67          7.32          4.98          4.25          5.15
=============================================================================================================================
    Total from investment operations                             3.78          7.36          4.93          4.14          5.05
=============================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.16)        (0.01)           --            --            --
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (5.41)        (3.93)        (0.79)        (0.22)           --
=============================================================================================================================
    Total distributions                                         (5.57)        (3.94)        (0.79)        (0.22)           --
=============================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00          0.00          0.00          0.00
=============================================================================================================================
Net asset value, end of period                                $ 21.58       $ 23.37       $ 19.95       $ 15.81       $ 11.89
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                 16.54%        37.20%        31.28%        34.94%        73.83%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $77,598       $86,236       $76,626       $47,942       $16,543
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.22%(c)      2.29%         2.35%         2.48%         2.65%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.25%(c)      2.33%         2.38%         2.50%         3.00%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      0.41%(c)      0.18%        (0.32)%       (0.84)%       (1.11)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                            40%           69%           60%           87%           93%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $88,224,936.

AIM International Small Company Fund

                                                                                           CLASS C
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                                2007           2006           2005          2004          2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  23.36       $  19.94       $  15.81       $ 11.89       $ 6.83
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.11(a)        0.04(a)       (0.05)        (0.11)(a)    (0.10)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          3.67           7.32           4.97          4.25         5.16
===============================================================================================================================
    Total from investment operations                              3.78           7.36           4.92          4.14         5.06
===============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.16)         (0.01)            --            --           --
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (5.41)         (3.93)         (0.79)        (0.22)          --
===============================================================================================================================
    Total distributions                                          (5.57)         (3.94)         (0.79)        (0.22)          --
===============================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00           0.00          0.00         0.00
===============================================================================================================================
Net asset value, end of period                                $  21.57       $  23.36       $  19.94       $ 15.81       $11.89
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  16.53%         37.21%         31.22%        34.94%       74.09%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $124,359       $124,161       $102,861       $47,818       $9,208
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.22%(c)       2.29%          2.35%         2.48%        2.65%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.25%(c)       2.33%          2.38%         2.50%        3.00%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets       0.41%(c)       0.18%         (0.32)%       (0.84)%      (1.11)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             40%            69%            60%           87%          93%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $136,459,977.

                                                                          INSTITUTIONAL CLASS
                                                              --------------------------------------------
                                                                   YEAR ENDED           OCTOBER 25, 2005
                                                                  DECEMBER 31,         (COMMENCEMENT DATE)
                                                              ---------------------      TO DECEMBER 31,
                                                               2007          2006             2005
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 24.14       $ 20.52          $18.73
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.43(a)       0.33(a)         0.03
----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         3.80          7.55            2.61
==========================================================================================================
    Total from investment operations                             4.23          7.88            2.64
==========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.49)        (0.33)          (0.06)
----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (5.41)        (3.93)          (0.79)
==========================================================================================================
    Total distributions                                         (5.90)        (4.26)          (0.85)
==========================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00            0.00
==========================================================================================================
Net asset value, end of period                                $ 22.47       $ 24.14          $20.52
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                 17.90%        38.73%          14.19%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $42,253       $19,384          $  972
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.08%(c)      1.14%           1.18%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.11%(c)      1.18%           1.21%(d)
==========================================================================================================
Ratio of net investment income to average net assets             1.55%(c)      1.33%           0.85%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(e)                                         40%           69%             60%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $33,957,505.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM International Small Company Fund


NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM International Small Company Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Funds Group and Shareholders of AIM International Small Company Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Small Company Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2008
Houston, Texas

AIM International Small Company Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00           $982.80           $ 7.40           $1,017.74          $ 7.53            1.48%
          B                   1,000.00            979.30            11.13            1,013.96           11.32            2.23
          C                   1,000.00            979.20            11.12            1,013.96           11.32            2.23

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Supplement to Annual Report dated 12/31/07

AIM International Small Company Fund
                                             ==========================================
Institutional Class Shares                   AVERAGE ANNUAL TOTAL RETURNS                    PLEASE NOTE THAT PAST PERFORMANCE IS
                                             For periods ended 12/31/07                   NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been                                                        RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class      Inception                           18.96%   THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview        5 Years                          38.77    REINVESTMENT OF DISTRIBUTIONS AT NAV.
specific to their holdings. Institutional       1 Year                           17.85    INVESTMENT RETURN AND PRINCIPAL VALUE WILL
Class shares are offered exclusively to      ==========================================   FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
institutional investors, including defined                                                MAY BE WORTH MORE OR LESS THAN THEIR
contribution plans that meet certain         INSTITUTIONAL CLASS SHARES' INCEPTION DATE   ORIGINAL COST. SEE FULL REPORT FOR
criteria.                                    IS OCTOBER 25, 2005. RETURNS SINCE THAT      INFORMATION ON COMPARATIVE BENCHMARKS.
                                             DATE ARE HISTORICAL RETURNS. ALL OTHER       PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             RETURNS ARE BLENDED RETURNS OF HISTORICAL    MORE INFORMATION. FOR THE MOST CURRENT
                                             INSTITUTIONAL CLASS SHARE PERFORMANCE AND    MONTH-END PERFORMANCE, PLEASE CALL
                                             RESTATED CLASS A SHARE PERFORMANCE (FOR      800-451-4246 OR VISIT AIMINVESTMENTS.COM.
                                             PERIODS PRIOR TO THE INCEPTION DATE OF
                                             INSTITUTIONAL CLASS SHARES) AT NET ASSET
                                             VALUE (NAV) AND REFLECT THE HIGHER RULE
                                             12B-1 FEES APPLICABLE TO CLASS A SHARES.
                                             CLASS A SHARES' INCEPTION DATE IS AUGUST
                                             31, 2000.

                                                INSTITUTIONAL CLASS SHARES HAVE NO
                                             SALES CHARGE; THEREFORE, PERFORMANCE IS AT
                                             NAV. PERFORMANCE OF INSTITUTIONAL CLASS
                                             SHARES WILL DIFFER FROM PERFORMANCE OF
                                             OTHER SHARE CLASSES PRIMARILY DUE TO
                                             DIFFERING SALES CHARGES AND CLASS
                                             EXPENSES.

                                                A REDEMPTION FEE OF 2% WILL BE IMPOSED
                                             ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
                                             THE FUND WITHIN 30 DAYS OF PURCHASE.
==========================================   EXCEPTIONS TO THE REDEMPTION FEE ARE
NASDAQ SYMBOL                        IEGIX   LISTED IN THE FUND'S PROSPECTUS.
==========================================
                                                HAD THE ADVISOR NOT WAIVED FEES AND/OR
                                             REIMBURSED EXPENSES IN THE PAST,
                                             PERFORMANCE WOULD HAVE BEEN LOWER.

Over for information on your Fund's expenses.

=======================================================================================
THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                            [AIM INVESTMENTS LOGO]
AIMINVESTMENTS.COM         ISC-INS-1            A I M Distributors, Inc.                                  -- REGISTERED TRADEMARK --

AIM International Small Company Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                      HYPOTHETICAL
                                                                                (5% ANNUAL RETURN BEFORE
                                                       ACTUAL                           EXPENSES)
                            BEGINNING          ENDING          EXPENSES          ENDING          EXPENSES       ANNUALIZED
                          ACCOUNT VALUE     ACCOUNT VALUE     PAID DURING     ACCOUNT VALUE     PAID DURING      EXPENSE
CLASS                      (07/01/07)       (12/31/07)(1)      PERIOD(2)       (12/31/07)        PERIOD(2)        RATIO
    Institutional           $1,000.00         $  984.80         $ 5.40          $1,019.76          $5.50           1.08%

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM International Small Company Fund

TAX INFORMATION


Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.


    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.


    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

       FEDERAL AND STATE INCOME TAX

          Long-Term Capital Gain Dividends      $160,429,306
          Qualified Dividend Income*                   49.00%
          Dividends Received Deduction*                    0%

           * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

FOREIGN TAX CREDIT


For the fiscal year ended 12/31/07, the amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.7493 per share (representing a total of $25,793,963). Of the foreign source income, $0.7493 per share is considered qualified dividend income. Foreign source income with the required adjustments for qualified dividends is $0.3222 per share. The amount of taxes paid by the Fund to such countries for the fiscal year end 12/31/07 was $0.0673 (representing a total of $2,316,068). The following table provides a breakdown by country of ordinary income received and foreign taxes paid by the Fund during the fiscal year ended 12/31/07. The per share amounts are based on shareholders of record on December 13, 2007.

                                       FOREIGN SOURCE          FOREIGN TAX          FOREIGN QUALIFIED          ADJUSTED FOREIGN
COUNTRY                                   INCOME %               PAID %                DIVIDEND %              SOURCE INCOME %
-------------------------------------------------------------------------------------------------------------------------------
Australia                                    4.62%                 0.00%                   4.62%                      4.62%
-------------------------------------------------------------------------------------------------------------------------------
Austria                                      1.03%                 1.49%                   1.03%                      1.03%
-------------------------------------------------------------------------------------------------------------------------------
Belgium                                      1.07%                 1.56%                   1.07%                      1.07%
-------------------------------------------------------------------------------------------------------------------------------
Brazil                                       7.19%                 2.83%                   7.19%                      7.19%
-------------------------------------------------------------------------------------------------------------------------------
Canada                                      15.54%                17.46%                  15.55%                     15.55%
-------------------------------------------------------------------------------------------------------------------------------
China                                        2.29%                 0.00%                   2.29%                      2.29%
-------------------------------------------------------------------------------------------------------------------------------
Finland                                      0.59%                 0.85%                   0.59%                      0.59%
-------------------------------------------------------------------------------------------------------------------------------
France                                       0.79%                 1.15%                   0.79%                      0.79%
-------------------------------------------------------------------------------------------------------------------------------
Germany                                      1.29%                 1.88%                   1.29%                      1.29%
-------------------------------------------------------------------------------------------------------------------------------
Greece                                       3.27%                 0.00%                   3.27%                      3.27%
-------------------------------------------------------------------------------------------------------------------------------
Hong Kong                                    4.13%                 0.00%                   4.13%                      4.13%
-------------------------------------------------------------------------------------------------------------------------------
Hungary                                      0.48%                 0.00%                   0.48%                      0.48%
-------------------------------------------------------------------------------------------------------------------------------
Indonesia                                    0.93%                 1.35%                   0.93%                      0.93%
-------------------------------------------------------------------------------------------------------------------------------
Ireland                                      3.56%                 0.00%                   3.56%                      3.56%
-------------------------------------------------------------------------------------------------------------------------------
Italy                                        0.38%                 0.55%                   0.38%                      0.38%
-------------------------------------------------------------------------------------------------------------------------------
Japan                                        1.01%                 0.73%                   1.01%                      1.01%
-------------------------------------------------------------------------------------------------------------------------------
Malaysia                                     0.52%                 0.00%                   0.52%                      0.52%
-------------------------------------------------------------------------------------------------------------------------------
Mexico                                       0.55%                 0.00%                   0.55%                      0.55%
-------------------------------------------------------------------------------------------------------------------------------
Netherlands                                  5.79%                 8.41%                   5.79%                      5.79%
-------------------------------------------------------------------------------------------------------------------------------
New Zealand                                  1.06%                 2.94%                   1.06%                      1.06%
-------------------------------------------------------------------------------------------------------------------------------
Norway                                      12.77%                15.29%                  12.77%                     12.77%
-------------------------------------------------------------------------------------------------------------------------------
Philippines                                  8.01%                17.85%                   8.01%                      8.01%
-------------------------------------------------------------------------------------------------------------------------------
Singapore                                    0.40%                 0.00%                   0.40%                      0.40%
-------------------------------------------------------------------------------------------------------------------------------
South Africa                                 1.19%                 0.00%                   1.19%                      1.19%
-------------------------------------------------------------------------------------------------------------------------------
South Korea                                  4.10%                 6.46%                   4.10%                      4.10%
-------------------------------------------------------------------------------------------------------------------------------
Sweden                                       0.82%                 1.19%                   0.82%                      0.82%
-------------------------------------------------------------------------------------------------------------------------------
Switzerland                                  0.33%                 0.48%                   0.33%                      0.33%
-------------------------------------------------------------------------------------------------------------------------------
Taiwan                                       8.09%                14.95%                   8.09%                      8.09%
-------------------------------------------------------------------------------------------------------------------------------
Thailand                                     2.55%                 2.58%                   2.55%                      2.55%
-------------------------------------------------------------------------------------------------------------------------------
United Kingdom                               5.64%                 0.00%                   5.64%                      5.64%
-------------------------------------------------------------------------------------------------------------------------------
U.S.                                         0.00%                 0.00%                   0.00%                      0.00%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION


The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 were 99.95%, 99.93%, 99.91%, and 99.93%, respectively.

AIM International Small Company Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       1987       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         2001       Retired                                   None
  Trustee

                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm)

                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2000       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          1997       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment), and Discovery Global
                                             Education Fund (non-profit)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      1998       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        1992       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee                                    Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM International Small Company Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, Invesco       N/A
  Vice President                             Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       General Counsel, Secretary and Senior
  Vice President                             Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       1992       Head of Invesco's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

                                             Fund holdings and proxy voting information

                [EDELIVERY                   The Fund provides a complete list of its
               GO PAPERLESS                  holdings four times in each fiscal year,
       AIMINVESTMENTS.COM/EDELIVERY          at the quarter-ends. For the second and
                 GRAPHIC]                    fourth quarters, the lists appear in the
                                             Fund's semiannual and annual reports to
                                             shareholders. For the first and third
REGISTER FOR EDELIVERY                       quarters, the Fund files the lists with
                                             the Securities and Exchange Commission
eDelivery is the process of receiving your   (SEC) on Form N-Q. The most recent list of
fund and account information via e-mail.     portfolio holdings is available at
Once your quarterly statements, tax forms,   AIMinvestments.com. From our home page,
fund reports, and prospectuses are           click on Products & Performance, then
available, we will send you an e-mail        Mutual Funds, then Fund Overview. Select
notification containing links to these       your Fund from the drop-down menu and
documents. For security purposes, you will   click on Complete Quarterly Holdings.
need to log in to your account to view       Shareholders can also look up the Fund's
your statements and tax forms.               Forms N-Q on the SEC Web site at sec.gov.
                                             Copies of the Fund's Forms N-Q may be
WHY SIGN UP?                                 reviewed and copied at the SEC Public
                                             Reference Room in Washington, D.C. You can
Register for eDelivery to:                   obtain information on the operation of the
                                             Public Reference Room, including
o  save your Fund the cost of printing and   information about duplicating fee charges,
   postage.                                  by calling 202-942-8090 or 800-732-0330,
                                             or by electronic request at the following
o  reduce the amount of paper you receive.   e-mail address: publicinfo@sec.gov. The
                                             SEC file numbers for the Fund are
                                             811-01540 and 002-27334.
o  gain access to your documents faster by
   not waiting for the mail.                 A description of the policies and
                                             procedures that the Fund uses to determine
o  view your documents online anytime at     how to vote proxies relating to portfolio
   your convenience.                         securities is available without charge,
                                             upon request, from our Client Services
o  save the documents to your personal       department at 800-959-4246 or on the AIM
   computer or print them out for your       Web site, AIMinvestments.com. On the home
   records.                                  page, scroll down and click on Proxy
                                             Policy. The information is also available
HOW DO I SIGN UP?                            on the SEC Web site, sec.gov.

It's easy. Just follow these simple steps:   Information regarding how the Fund voted
                                             proxies related to its portfolio
1. Log in to your account.                   securities during the 12 months ended June
                                             30, 2007, is available at our Web site. Go
2. Click on the "Service Center" tab.        to AIMinvestments.com, access the About Us
                                             tab, click on Required Notices and then
3. Select "Register for eDelivery" and       click on Proxy Voting Activity. Next,
   complete the consent process.             select the Fund from the drop-down menu.
                                             The information is also available on the
This AIM service is provided by AIM          SEC Web site, sec.gov.
Investment Services, Inc.
                                             If used after April 20, 2008, this report
                                             must be accompanied by a Fund fact sheet
                                             or by an AIM Quarterly Performance Review
                                             for the most recent quarter-end. Mutual
                                             funds and exchange-traded funds
                                             distributed by A I M Distributors, Inc.

                                             ISC-AR-1   A I M Distributors, Inc.

                                                               [AIM INVESTMENTS LOGO]
                                                              -- REGISTERED TRADEMARK--

DOMESTIC EQUITY                                                      AIM Mid Cap
Mid-Cap Value                                                   Basic Value Fund

                               Annual Report to Shareholders - December 31, 2007

Table of Contents

Letters to Shareholders..................    2
Performance Summary......................    4
Management Discussion....................    4
Long-term Fund Performance...............    6
Supplemental Information.................    8
Schedule of Investments..................    9
Financial Statements.....................   11
Notes to Financial Statements............   14
Financial Highlights.....................   21
Auditor's Report.........................   25
Fund Expenses............................   26
Tax Information..........................   27          [COVER GLOBE IMAGE]
Trustees and Officers....................   28

[AIM INVESTMENT SOLUTIONS]

       [GRAPHIC]       [GRAPHIC]
       [DOMESTIC        [FIXED
        EQUITY]         INCOME]

  [GRAPHIC]   [GRAPHIC]     [GRAPHIC]
   [TARGET     [TARGET    [DIVERSIFIED
     RISK]    MATURITY]    PORTFOLIOS]

       [GRAPHIC]     [GRAPHIC]
        [SECTOR    [INTERNATIONAL/
        EQUITY]     GLOBAL EQUITY]

[AIM INVESTMENTS LOGO]
--REGISTERED TRADEMARK--

AIM Mid Cap Basic Value Fund

                    Dear Shareholders:

                    I'm pleased to provide you with this report, which includes
[TAYLOR             a discussion of how your Fund was managed during the period
PHOTO]              under review, and factors that affected its performance. The following pages contain important information that answers
Philip Taylor       questions you may have about your investment.

                       Despite notable volatility at points throughout the year
                    ended December 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S. Federal Reserve Board (the Fed) to lower short-term interest rates, among other factors.

   At its mid-September 2007 meeting, the Fed cut its federal funds target rate for the first time since June 2003.(1) That cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address concerns about a weak housing market and problems in the subprime mortgage market, which some feared could adversely affect the U.S. economy. The Fed cut the federal funds target rate again in late October and mid-December in response to continued economic uncertainty.

   This kind of uncertainty can affect equity, fixed-income and other markets--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

-  Domestic, global and international equity funds.

-  Taxable and tax-exempt fixed-income funds.

-  Allocation portfolios, with risk/return characteristics to match your needs.

- AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares--REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears.

   I encourage you to talk with your financial advisor if you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

In conclusion

In May, AIM Investments' parent company changed its name from AMVESCAP PLC to Invesco Ltd., uniting our worldwide operations and global expertise under a new name. While the name of our parent company may be new to you, I can assure you that AIM's commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

   We at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

Sincerely,

/S/ PHILIP TAYLOR
---------------------
Philip Taylor
President - AIM Funds
CEO, AIM Investments
February 11, 2008

Source: (1)U.S. Federal Reserve Board

AIM Investments--REGISTERED TRADEMARK-- is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and PowerShares Capital Management LLC are the investment advisors for the products and services represented by AIM Investments; they each provide investment advisory services to individual and institutional clients and do not sell securities. A I M Distributors, Inc. is the distributor for the retail mutual funds and U.S. institutional money market funds represented by AIM Investments and the exchange-traded funds managed by PowerShares Capital Management LLC. All entities are indirect wholly owned subsidiaries of Invesco Ltd.

AIM Mid Cap Basic Value Fund

Dear Fellow AIM Fund Shareholders:

[CROCKETT           The lines of communication are open: More than 250 of you
PHOTO]              have responded to the invitation I extended in my previous letter to complete an online survey, and more than 50
Bruce L. Crockett   shareholders have contacted me directly by e-mail. When I
                    could respond quickly and easily to a shareholder's specific concern I did, but the messages for the most part raised consistent issues that I respond to here.

                       I have received many suggestions, a few complaints, and
                    one offer to buy a gold mine! In general, your letters expressed an appreciation for transparency, frankness and the opportunity to comment. Nevertheless, several shareholders found room for improvement in communications. Some would like more concise letters while others would prefer reports to be more customized for their particular information needs. With these reports going to tens of thousands of people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the information required by law. The ability to change or further customize letters and reports is also affected by technology, timeliness and cost.

   Online survey responders preferred electronic communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

   The correspondence shows that improving fund performance and reducing shareholder costs remain the key shareholder concerns. Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with AIM Investments to make improved performance a top priority for all fund managers.

   Expense levels came up as another dominant issue, and no respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds' 12b-1 fees annually with the shareholders' best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

   The value of communication between the Board and shareholders has been noted within and beyond the AIM community. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. Morningstar--TRADEMARK--, the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where AIM was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

   In other news, Ruth Quigley retired from your Board at the end of 2007, and we thank her for her many years of dedicated service. Larry Soll has assumed Ruth's place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathi-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

   Your Board looks forward to another year of diligent effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

Sincerely,

/S/ BRUCE L. CROCKETT
---------------------------
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
February 11, 2008

AIM Mid Cap Basic Value Fund

Management's discussion of Fund performance                                                of our process. First, the investment
=======================================================================================    strategy is intended to preserve your
PERFORMANCE SUMMARY                                                                        capital while growing it at above-market
                                                                                           rates over the long term. Second, our
For the year ended December 31,2007,AIM Mid Cap Basic Value Fund, at net asset value       investments have little in common with
(NAV),outperformed the Russell Midcap Value,the S&P 500 and the Lipper Mid-Cap Value       popular benchmark indexes and most of our
Funds Indexes.                                                                             peers. And third, the Fund's short-term
                                                                                           relative performance will naturally be
   We attribute the Fund's outperformance of its broad market and style-specific           different than the market and peers and
indexes to above-market returns from selected investments in the industrials,consumer      have little information value since we
staples and health care sectors. Selected investments in the financials and consumer       simply don't own the same stocks.
discretionary sectors detracted from overall returns.
                                                                                           Market conditions and your Fund
   Your Fund's long-term performance appears later in this report.
                                                                                           Beginning in July, most financial markets
FUND VS. INDEXES                                                                           witnessed an increase in price volatility
                                                                                           from housing-related stress and the aging
Total returns,12/31/06-12/31/07, at NAV. Performance shown does not include                of our economic expansion. It is
applicable CDSC or front-end sales charges, which would have reduced performance.          important to understand that these
                                                                                           periods of stress are healthy for
Class A Shares                                                                     9.30%   financial markets in general and
Class B Shares                                                                     8.53    typically create opportunities for our
Class C Shares                                                                     8.45    investment strategy in particular. We are
Class R Shares                                                                     9.01    hopeful that stock valuation dispersion
S&P 500 Index(triangle) (Broad Market Index)                                       5.49    will increase as credit spreads and
Russell Midcap Value Index(triangle) (Style-Specific Index)                       -1.42    market volatility return to normal
Lipper Mid-Cap Value Funds Index(triangle) (Peer Group Index)                      3.62    levels, potentially creating
                                                                                           opportunities for us to grow the
SOURCE: (TRIANGLE)LIPPER INC.                                                              portfolio's estimated intrinsic value at
=======================================================================================    an above-average rate. While investment
                                                                                           results can be uneven during these
How we invest                                fair business value is independent of the     periods of stress, historically these
                                             company's stock price.                        times have yielded attractive
We seek to create wealth by maintaining                                                    opportunities for future capital growth.
a long-term investment horizon and           o Market prices are more volatile than
investing in companies that are selling      business values, partly because investors        The largest contributors to
at a significant discount to their           regularly overreact to negative news.         performance for the year were Chicago
estimated intrinsic value--a value that                                                    Bridge & Iron, Shaw Group and Apollo
is based on the estimated future cash        o Long-term investment results are a          Group. Chicago Bridge & Iron, an
flows generated by the business. The         function of the level and growth of           engineering and construction company
Fund's philosophy is based on key            business value in the portfolio.              serving the oil and gas markets, rose
elements that we believe have extensive                                                    over 115% as solid order backlog growth
empirical evidence:                             Since our application of this strategy     and continued signs of ongoing strength
                                             is highly disciplined and relatively          in its end markets bolstered the stock.
o Company intrinsic values can be            unique, it is important to understand the     Engineering and construction firm Shaw
reasonably estimated. Importantly, this      benefits and limitations                      Group's stock rose over 80% during the
estimated                                                                                  year, as strong global demand in the
                                                                                           power and petrochemical markets continued
=========================================    ==========================================    to drive revenues and order backlogs
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       higher. Apollo Group provides
                                                                                           postsecondary education programs for
By sector                                     1. Molson Coors Brewing Co.-Class B   4.0%   working adults and is best known for its
                                                                                           University of Phoenix subsidiary.
Financials                         22.2%      2. Aon Corp.                          3.8    Apollo's stock price declined in recent
                                                                                           years as the company experienced
Information Technology             19.3       3. Waters Corp.                       3.7    decelerating enrollment and revenue
                                                                                           growth. We believed the postsecondary
Consumer Discretionary             17.7       4. Whirlpool Corp.                    3.0    education industry remained healthy and
                                                                                           that Apollo's stock price was selling at
Health Care                        15.3       5. Shaw Group Inc. (The)              2.9    a significant discount to business value.
                                                                                           Recent positive trends in student
Industrials                        14.0       6. KLA-Tencor Corp.                   2.9    enrollment and profit margins lent
                                                                                           support to our view, and the company's
Consumer Staples                   6.3        7. Brunswick Corp.                    2.7    stock price increased to better reflect
                                                                                           our estimate of its intrinsic value.
Materials                          3.6        8. DST Systems,Inc.                   2.7

Money Market Funds Plus                       9. ChoicePoint Inc.                   2.7
Other Assets Less Liabilities      1.6
                                             10. Moody's Corp.                      2.6

The Fund's holdings are subject to           Total Net Assets           $249.30 million
change, and there is no assurance that
the Fund will continue to hold any           Total Number of Holdings*               46
particular security.

*  Excluding money market fund holdings.
=========================================    ==========================================

AIM Mid Cap Basic Value Fund

   The largest detractors from               Context for results                           Although historical performance is no
performance were SECURITY CAPITAL                                                          guarantee of future results, these
ASSURANCE(SCA), BRUNSWICK and LIZ            As managers and shareholders, we know a       insights may help you understand our
CLAIBORNE. SCA, a bond insurer, suffered     long-term investment horizon and              investment management philosophy.
a significant decline amid the prospect      attractive potential upside to our
for collateralized debt obligations          estimate of portfolio intrinsic value             See important Fund and index
(CDO) losses. At the time of investment,     are critical to creating wealth. But we         disclosures later in this report.
we underestimated the expected mortgage      understand maintaining a long-term
related losses and as a result, we now       investment horizon is a challenge. So,                        R. Canon Coleman II
estimate SCA's intrinsic value is            when you consider our short-term results                      Chartered Financial
significantly lower than our original        we encourage you to review our long-term         [COLEMAN     Analyst, portfolio
estimates. However, the stock price has      results. We are long-term investors who            PHOTO]     manager, is lead manager
declined even more than our estimate of      provide a portfolio that in our opinion                       of AIM Mid Cap Basic
intrinsic value. We continued to own SCA     is distinct from market indexes and most                      Value  Fund. He began his
and believe it is worth more than its        of our peers.                                 investment career in 1999 and joined AIM
current stock price even in the event                                                      in 2000. Mr. Coleman earned a B.S. and
that its book of insurance is run off.          Recent studies have shown short-term       an M.S. in accounting from the
                                             results have little information value         University of Florida. He also earned an
   Additional evidence of a weak housing     and the frequent trading of stocks or         M.B.A. from the Wharton School at the
market and its impact on discretionary       mutual funds is a costly                      University of Pennsylvania.
consumer purchases drove down the share      exercise--reducing actual returns by
price of Brunswick, a manufacturer of        several percentage points per year as                         Michael Chapman
boats and other recreation equipment. A      shareholders unknowingly exchange                             Chartered Finanacial
weak U.S. boat market led the company to     tomorrow's winner for tomorrow's loser.(1)      [CHAPMAN      Analyst,portfolio
lower its outlook for 2007 profits. We       In addition, a recent Yale University             PHOTO]      manager, is manager of
continued to believe the stock was           study reveals half of all mutual funds                        AIM Mid Cap Basic Value
undervalued. Liz Claiborne's stock           charge an active management fee for                           Fund. He began his
declined as investors expressed concern      essentially a closet-index portfolio.         investment career in 1995 and joined AIM
over disappointing earnings results and      While this creates smooth and innocuous       in 2001. Mr. Chapman earned a B.S. in
the overall business outlook for apparel     short-term relative performance, it           petroleum engineering and a M.A. in
retailers going into 2008. Although the      typically leads to long-term                  energy and mineral resources from The
company is facing both short-term and        underperformance.(2) Considering these        University of Texas at Austin.
longer-term challenges, we believed          factors, your Fund is doing something
investors overreacted to these current       different and old fashioned--investing                        Michael J. Simon
headwinds and did not appreciate the         for the long term and following a                             Chartered Financial
long-term value of the business.             common-sense approach that has produced           [SIMON      Analyst, senior
                                             a portfolio that is different from                PHOTO]      portfolio manager, is
Portfolio assessment                         common stock market indexes and more                          manager of AIM Mid Cap
                                             attractively valued, in our opinion.                          Basic Value Fund. He
We believe the single most important                                                       began his investment career in 1989 and
indicator of the way AIM Mid Cap Basic          We remain optimistic about AIM Mid         joined AIM in 2001. Mr. Simon earned a
Value Fund is positioned for potential       Cap Basic Value Fund's portfolio. As          B.B.A. in finance from Texas Christian
success is not our historical investment     always, we are continually searching for      University and an M.B.A. from the
results or popular statistical measures,     opportunities to increase the                 University of Chicago.
but the portfolio's estimated intrinsic      portfolio's estimated intrinsic value.
value--the aggregate business value of       We thank you for your investment and for                      Bret W. Stanley
the portfolio based on our estimate of       sharing our long-term horizon.                                Chartered Financial
intrinsic value for each individual                                                           [STANLEY     Analyst,senior portfolio
holding. During the year, we believe the     Sources: (1)"The Mutual Fund Industry             PHOTO]      manager, is manager of
estimated intrinsic value of the             Sixty Years Later: For Better or Worse,"                      AIM Mid Cap Basic Value
portfolio grew.                              Financial Analysts Journal,essay by John                      Fund. He began his
                                             C. Bogle, 2005; (2)"How Active is Your        investment career in 1988. Mr. Stanley
   At the close of the year, and in our      Fund Manager: A New Measure That              earned a B.B.A. in finance from The
opinion, the difference between the          Predicts Performance," Martijn Cremens        University of Texas at Austin and an
market price and the estimated intrinsic     and Antti Petajistto, Yale School of          M.S. in finance from the University of
value of the portfolio was above the         Management, August 2006                       Houston.
Fund's historical average, and we
believed this value content was greater      The views and opinions expressed in           Assisted by the Basic Value Team
than what was available in the broad         management's discussion of Fund
market. While there is no assurance that     performance are those of A I M Advisors,
market value will ever reflect our           Inc. These views and opinions are
estimate of the portfolio's intrinsic        subject to change at any time based on
value, we believe this provides the best     factors such as market and economic
indication that your Fund is positioned      conditions. These views and opinions may
to potentially achieve its objective of      not be relied upon as investment advice
long-term growth of capital.                 or recommendations, or as an offer for a
                                             particular security. The information is
                                             not a complete analysis of every aspect
                                             of any market, country, industry,
                                             security or the Fund. Statements of fact
                                             are from sources considered reliable,
                                             but A I M Advisors, Inc. makes no
                                             representation or warranty as to their
                                             completeness or accuracy.

AIM Mid Cap Basic Value Fund

Your Fund's long-term performance

Past performance cannot guarantee            table(s) does not reflect deduction of        a doubling, or 100% change, in the value
comparable future results.                   taxes a shareholder would pay on Fund         of the investment. In other words, the
                                             distributions or sale of Fund shares.         space between $5,000 and $10,000 is the
   The data shown in the chart include       Performance of the indexes does not           same size as the space between $10,000
reinvested distributions, applicable         reflect the effects of taxes.                 and $20,000, and so on.
sales charges, Fund expenses and
management fees. Results for Class B            This chart, which is a logarithmic
shares are calculated as if a                chart, presents the fluctuations in the
hypothetical shareholder had liquidated      value of the Fund and its indexes. We
his entire investment in the Fund at the     believe that a logarithmic chart is more
close of the reporting period and paid       effective than other types of charts in
the applicable contingent deferred sales     illustrating changes in value during the
charges. Index results include               early years shown in the chart. The
reinvested dividends, but they do not        vertical axis, the one that indicates
reflect sales charges. Performance of an     the dollar value of an investment, is
index of funds reflects fund expenses        constructed with each segment
and management fees; performance of a        representing a percent change in the
market index does not. Performance shown     value of the investment. In this chart,
in the chart and                             each segment represents

===================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund and index data from 12/31/01

             AIM MID CAP BASIC    AIM MID CAP BASIC    AIM MID CAP BASIC
            VALUE FUND-CLASS A   VALUE FUND-CLASS B   VALUE FUND-CLASS C                      RUSSELL MIDCAP   LIPPER MID-CAP VALUE
   DATE            SHARES              SHARES               SHARES         S&P 500 INDEX(1)   VALUE INDEX(1)      FUNDS INDEX(1)
 --------   ------------------   ------------------   ------------------   ----------------   --------------   --------------------
 12/31/01         $ 9450               $10000                $10000             $10000            $10000               $10000
 1/02               9431                 9980                  9970               9854             10101                 9959
 2/02               9507                10050                 10040               9664             10265                 9995
 3/02              10357                10949                 10939              10028             10790                10623
 4/02              10121                10700                 10690               9420             10783                10594
 5/02               9999                10560                 10550               9351             10766                10439
 6/02               9101                 9600                  9600               8685             10286                 9701
 7/02               8099                 8540                  8541               8008              9279                 8750
 8/02               8137                 8570                  8570               8061              9387                 8774
 9/02               7211                 7589                  7590               7185              8439                 8007
 10/02              7494                 7889                  7890               7817              8707                 8278
 11/02              8279                 8709                  8700               8277              9256                 8946
 12/02              7778                 8179                  8180               7791              9036                 8534
 1/03               7637                 8019                  8019               7587              8785                 8327
 2/03               7410                 7779                  7780               7473              8640                 8141
 3/03               7410                 7779                  7780               7545              8669                 8174
 4/03               7968                 8360                  8350               8167              9328                 8801
 5/03               8847                 9279                  9270               8597             10149                 9593
 6/03               8931                 9359                  9360               8706             10220                 9741
 7/03               9480                 9929                  9930               8860             10538                10048
 8/03               9820                10278                 10280               9032             10912                10498
 9/03               9499                 9938                  9930               8937             10827                10343
 10/03             10066                10528                 10520               9442             11622                11060
 11/03             10208                10669                 10660               9525             11959                11405
 12/03             10661                11139                 11130              10024             12475                11870
 1/04              10992                11469                 11469              10208             12804                12212
 2/04              11275                11769                 11760              10350             13121                12554
 3/04              11304                11789                 11780              10194             13142                12535
 4/04              11228                11700                 11690              10034             12586                12199
 5/04              11313                11790                 11780              10171             12909                12362
 6/04              11597                12080                 12070              10369             13369                12811
 7/04              11078                11519                 11519              10026             13007                12313
 8/04              10832                11269                 11259              10066             13217                12277
 9/04              11115                11559                 11550              10175             13601                12689
 10/04             11115                11539                 11539              10331             13916                12885
 11/04             11928                12379                 12379              10749             14856                13712
 12/04             12400                12870                 12860              11114             15432                14190
 1/05              12126                12580                 12569              10843             15073                13842
 2/05              12343                12800                 12789              11071             15599                14278
 3/05              12173                12611                 12609              10876             15552                14159
 4/05              11786                12211                 12199              10669             15142                13552
 5/05              12240                12671                 12659              11009             15768                14170
 6/05              12664                13111                 13099              11024             16283                14524
 7/05              13109                13551                 13539              11434             17059                15181
 8/05              12920                13351                 13339              11330             16926                15082
 9/05              13015                13440                 13439              11422             17155                15142
 10/05             12939                13350                 13349              11231             16630                14653
 11/05             13506                13920                 13919              11655             17217                15273
 12/05             13685                14100                 14089              11660             17384                15432
 1/06              14044                14459                 14459              11968             18138                16124
 2/06              13996                14409                 14399              12001             18310                16088
 3/06              14233                14639                 14629              12150             18709                16478
 4/06              14298                14699                 14689              12313             18889                16672
 5/06              13533                13900                 13899              11959             18494                16178
 6/06              13315                13669                 13658              11975             18605                16112
 7/06              13117                13459                 13448              12049             18499                15881
 8/06              13636                13978                 13968              12335             19018                16253
 9/06              13778                14118                 14108              12653             19261                16533
 10/06             14278                14618                 14607              13065             20041                17153
 11/06             14467                14808                 14797              13313             20688                17749
 12/06             14842                15173                 15173              13500             20899                17848
 1/07              15379                15721                 15709              13704             21543                18313
 2/07              15411                15745                 15732              13436             21671                18448
 3/07              15712                16041                 16028              13586             21914                18667
 4/07              16474                16817                 16804              14188             22602                19394
 5/07              17236                17570                 17557              14683             23380                20174
 6/07              17247                17581                 17567              14439             22714                19872
 7/07              16314                16623                 16610              13992             21448                18893
 8/07              16044                16327                 16312              14201             21382                18781
 9/07              16399                16681                 16678              14732             21908                19295
 10/07             17086                17377                 17362              14966             21991                19599
 11/07             16550                16807                 16790              14340             20832                18541
 12/07             16226                16369                 16458              14241             20601                18493
====================================================================================================================================
                                                                                                              Source: (1)Lipper Inc.

AIM Mid Cap Basic Value Fund

=========================================       THE TOTAL ANNUAL FUND OPERATING
     AVERAGE ANNUAL TOTAL RETURNS            EXPENSE RATIO SET FORTH IN THE MOST
                                             RECENT FUND PROSPECTUS AS OF THE DATE OF
As of 12/31/07,including maximum             THIS REPORT FOR CLASS A, CLASS B, CLASS
applicable sales charges                     C AND CLASS R SHARES WAS 1.53%, 2.28%,
                                             2.28% AND 1.78%, RESPECTIVELY. THE
CLASS A SHARES                               EXPENSE RATIOS PRESENTED ABOVE MAY VARY
Inception (12/31/01)                 8.40%   FROM THE EXPENSE RATIOS PRESENTED IN
  5 Years                           14.53    OTHER SECTIONS OF THIS REPORT THAT ARE
  1 Year                             3.32    BASED ON EXPENSES INCURRED DURING THE
                                             PERIOD COVERED BY THIS REPORT.
CLASS B SHARES
Inception (12/31/01)                 8.56%      CLASS A SHARE PERFORMANCE REFLECTS
  5 Years                           14.79    THE MAXIMUM 5.50% SALES CHARGE, AND
  1 Year                             3.62    CLASS B AND CLASS C SHARE PERFORMANCE
                                             REFLECTS THE APPLICABLE CONTINGENT
CLASS C SHARES                               DEFERRED SALES CHARGE (CDSC) FOR THE
Inception (12/31/01)                 8.66%   PERIOD INVOLVED. THE CDSC ON CLASS B
  5 Years                           15.01    SHARES DECLINES FROM 5% BEGINNING AT THE
  1 Year                             7.47    TIME OF PURCHASE TO 0% AT THE BEGINNING
                                             OF THE SEVENTH YEAR. THE CDSC ON CLASS C
CLASS R SHARES                               SHARES IS 1% FOR THE FIRST YEAR AFTER
Inception                            9.22%   PURCHASE. CLASS R SHARES DO NOT HAVE A
  5 Years                           15.62    FRONT-END SALES CHARGE; RETURNS SHOWN
  1 Year                             9.01    ARE AT NET ASSET VALUE AND DO NOT
=========================================    REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
                                             ON A TOTAL REDEMPTION OF RETIREMENT PLAN
CLASS R SHARES' INCEPTION DATE IS APRIL      ASSETS WITHIN THE FIRST YEAR.
30, 2004. RETURNS SINCE THAT DATE ARE
HISTORICAL RETURNS. ALL OTHER RETURNS           THE PERFORMANCE OF THE FUND'S SHARE
ARE BLENDED RETURNS OF HISTORICAL CLASS      CLASSES WILL DIFFER PRIMARILY DUE TO
R SHARE PERFORMANCE AND RESTATED CLASS A     DIFFERENT SALES CHARGE STRUCTURES AND
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      CLASS EXPENSES.
THE INCEPTION DATE OF CLASS R SHARES) AT
NET ASSET VALUE, ADJUSTED TO REFLECT THE
HIGHER RULE 12B-1 FEES APPLICABLE TO
CLASS R SHARES. CLASS A SHARES'
INCEPTION DATE IS DECEMBER 31, 2001.

   THE PERFORMANCE DATA QUOTED REPRESENT
PAST PERFORMANCE AND CANNOT GUARANTEE
COMPARABLE FUTURE RESULTS; CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER.
PLEASE VISIT AIMINVESTMENTS.COM FOR THE
MOST RECENT MONTH-END PERFORMANCE.                                                         =========================================
PERFORMANCE FIGURES REFLECT REINVESTED                                                     FOR A DISCUSSION OF THE RISKS OF
DISTRIBUTIONS, CHANGES IN NET ASSET                                                        INVESTING IN YOUR FUND AND INDEXES USED
VALUE AND THE EFFECT OF THE MAXIMUM                                                        IN THIS REPORT, PLEASE TURN THE PAGE.
SALES CHARGE UNLESS OTHERWISE STATED.                                                      =========================================

AIM Mid Cap Basic Value Fund

AIM MID CAP BASIC VALUE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of December 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                          o The prices of securities held by the        o A direct investment cannot be made in
                                             Fund may decline in response to market        an index. Unless otherwise indicated,
o Class B shares are not available as an     risks.                                        index results include reinvested
investment for retirement plans                                                            dividends, and they do not reflect sales
maintained pursuant to Section 401 of        o The Fund invests in "value" stocks,         charges. Performance of an index of
the Internal Revenue Code, including         which can continue to be inexpensive for      funds reflects fund expenses;
401(k) plans, money purchase pension         long periods of time and may never            performance of a market index does not.
plans and profit sharing plans. Plans        realize their full value.
that had existing accounts invested in                                                     OTHER INFORMATION
Class B shares prior to September 30,        About indexes used in this report
2003, will continue to be allowed to                                                       o The returns shown in the management's
make additional purchases.                   o The S&P 500 --REGISTERED TRADEMARK--        discussion of Fund performance are based
                                             INDEX is a market capitalization              on net asset values calculated for
o Class R shares are available only to       -weighted index covering all major            shareholder transactions. Generally
certain retirement plans. Please see the     areas of the U.S. economy. It is not          accepted accounting principles require
prospectus for more information.             the 500 largest companies, but rather         adjustments to be made to the net assets
                                             the most widely held 500 companies            of the Fund at period end for financial
Principal risks of investing in the Fund     companies chosen with respect to market       reporting purposes, and as such, the net
                                             size, liquidity, and their industry.          asset values for shareholder
o Prices of equity securities change in                                                    transactions and the returns based on
response to many factors including the       o The Russell Midcap--REGISTERED              those net asset values may differ from
his- torical and prospective earnings of     TRADEMARK-- VALUE INDEX measures the          the net asset values and returns
the issuer, the value of its assets,         performance of those Russell Midcap           reported in the Financial Highlights.
general economic con- ditions, interest      companies with lower price-to-book
rates, investor perceptions and market       ratios and lower forecasted growth
liquidity.                                   values. The Russell Midcap Value Index        o Industry classifications used in this
                                             is a trademark/service mark of the Frank      report are generally according to the
o Foreign securities have additional         Russell Company. RUSSELL--REGISTERED          Global Industry Classification Standard,
risks, including exchange rate changes,      TRADEMARK-- is a trademark of the Frank       which was developed by and is the
political and economic upheaval, the         Russell Company.                              exclusive property and a service mark of
relative lack of information, relatively                                                   Morgan Stanley Capital International
low market liquidity, and the potential      o The LIPPER MID-CAP VALUE FUNDS INDEX        Inc. and Standard & Poor's.
lack of strict financial and accounting      is an equally weighted representation of
controls and standards.                      the largest funds in the Lipper Mid-Cap       o The Chartered Financial Analyst
                                             Value Funds category. These funds have a      --REGISTERED TRADEMARK-- (CFA
o The Fund may use enhanced investment       below-average price-to-earnings ratio,        --REGISTERED TRADEMARK--) designation is
techniques such as leveraging and            price-to-book ratio, and three-year           a globally recognized standard for
derivatives. Leveraging entails risks        sales-per-share growth value, compared        measuring the competence and integrity
such as magnifying changes in the            to the S&P MidCap 400 Index.                  of investment professionals.
value of the portfolio's securities.
Derivatives are subject to counter-          o The Fund is not managed to track the
party risk--the risk that the other          performance of any particular index,
party will not complete the transaction      including the indexes defined here, and
with the Fund.                               consequently, the performance of the
                                             Fund may deviate significantly from the
o There is no guarantee that the             performance of the indexes.
investment techniques and risk analyses
used by the Fund's portfolio managers
will produce the desired results.

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,      =========================================
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.            FUND NASDAQ SYMBOLS
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================    Class A Shares                      MDCAX
                                                                                           Class B Shares                      MDCBX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                      Class C Shares                      MDCVX
                                                                                           Class R Shares                      MDCRX
AIMINVESTMENTS.COM                                                                         =========================================

AIM Mid Cap Basic Value Fund

SCHEDULE OF INVESTMENTS(A)

December 31, 2007


                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.36%

ADVERTISING-2.55%

Interpublic Group of Cos., Inc. (The)(b)         782,801   $  6,348,516
=======================================================================

APPAREL RETAIL-1.34%

Gap, Inc. (The)                                  157,202      3,345,259
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-2.52%

Liz Claiborne, Inc.(c)                           308,624      6,280,498
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-4.62%

FBR Capital Markets Corp.(b)                     537,272      5,147,066
-----------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A           176,565      6,372,231
=======================================================================
                                                             11,519,297
=======================================================================

AUTO PARTS & EQUIPMENT-0.64%

WABCO Holdings Inc.                               31,718      1,588,755
=======================================================================

BREWERS-4.01%

Molson Coors Brewing Co.-Class B                 193,834     10,005,711
=======================================================================

BUILDING PRODUCTS-1.78%

Trane, Inc.                                       95,154      4,444,643
=======================================================================

COMMUNICATIONS EQUIPMENT-2.50%

Plantronics, Inc.(c)                             239,396      6,224,296
=======================================================================

COMPUTER HARDWARE-2.48%

Dell Inc.(b)                                     252,429      6,187,035
=======================================================================

CONSTRUCTION & ENGINEERING-5.42%

Chicago Bridge & Iron Co. N.V.-New York
  Shares                                         105,260      6,361,914
-----------------------------------------------------------------------
Shaw Group Inc. (The)(b)                         118,206      7,144,371
=======================================================================
                                                             13,506,285
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.46%

Navistar International Corp.(b)                   67,414      3,653,839
=======================================================================

CONSTRUCTION MATERIALS-1.82%

Cemex S.A.B. de C.V.-ADR (Mexico)(b)             175,165      4,528,015
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-6.08%

DST Systems, Inc.(b)                              81,723      6,746,234
-----------------------------------------------------------------------
Fidelity National Information Services, Inc.     123,250      5,125,967
-----------------------------------------------------------------------
Western Union Co.                                135,000      3,277,800
=======================================================================
                                                             15,150,001
=======================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-2.67%

ChoicePoint Inc.(b)                              182,679      6,653,169
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


EDUCATION SERVICES-2.58%

Apollo Group, Inc.-Class A(b)                     91,687   $  6,431,843
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.72%

Cognex Corp.                                     213,422      4,300,453
=======================================================================

HEALTH CARE DISTRIBUTORS-4.52%

Cardinal Health, Inc.                            103,994      6,005,653
-----------------------------------------------------------------------
McKesson Corp.                                    80,562      5,277,617
=======================================================================
                                                             11,283,270
=======================================================================

HEALTH CARE EQUIPMENT-2.26%

Symmetry Medical Inc.(b)                         322,713      5,624,888
=======================================================================

HOUSEHOLD APPLIANCES-3.02%

Whirlpool Corp.(c)                                92,183      7,524,898
=======================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-1.07%

Robert Half International, Inc.                   98,432      2,661,601
=======================================================================

INSURANCE BROKERS-5.45%

Aon Corp.                                        199,398      9,509,291
-----------------------------------------------------------------------
National Financial Partners Corp.(c)              89,407      4,077,853
=======================================================================
                                                             13,587,144
=======================================================================

LEISURE PRODUCTS-2.72%

Brunswick Corp.                                  397,911      6,784,383
=======================================================================

LIFE & HEALTH INSURANCE-1.86%

Protective Life Corp.                            112,919      4,631,937
=======================================================================

LIFE SCIENCES TOOLS & SERVICES-3.73%

Waters Corp.(b)                                  117,599      9,298,553
=======================================================================

MANAGED HEALTH CARE-4.78%

Aetna Inc.                                        97,116      5,606,507
-----------------------------------------------------------------------
UnitedHealth Group Inc.                          108,592      6,320,054
=======================================================================
                                                             11,926,561
=======================================================================

PACKAGED FOODS & MEATS-2.29%

Cadbury Schweppes PLC-ADR (United Kingdom)       115,568      5,705,592
=======================================================================

PAPER PACKAGING-1.83%

Smurfit-Stone Container Corp.(b)                 432,019      4,562,121
=======================================================================

PROPERTY & CASUALTY INSURANCE-0.40%

Security Capital Assurance Ltd.(c)               258,339      1,004,939
=======================================================================

AIM Mid Cap Basic Value Fund


                                                SHARES        VALUE
-----------------------------------------------------------------------

PUBLISHING-2.28%

Valassis Communications, Inc.(b)(c)              486,832   $  5,691,066
=======================================================================

REGIONAL BANKS-3.57%

Popular, Inc.(c)                                 461,580      4,892,748
-----------------------------------------------------------------------
Zions Bancorp                                     85,960      4,013,472
=======================================================================
                                                              8,906,220
=======================================================================

REINSURANCE-2.42%

Max Capital Group Ltd.                           215,341      6,027,395
=======================================================================

SEMICONDUCTOR EQUIPMENT-4.46%

Brooks Automation, Inc.(b)                       303,357      4,007,346
-----------------------------------------------------------------------
KLA-Tencor Corp.                                 147,468      7,102,059
=======================================================================
                                                             11,109,405
=======================================================================

SEMICONDUCTORS-0.52%

Maxim Integrated Products, Inc.                   48,732      1,290,423
=======================================================================

SPECIALIZED FINANCE-2.58%

Moody's Corp.(c)                                 180,504      6,443,993
=======================================================================

SYSTEMS SOFTWARE-1.51%

CA Inc.                                          150,997      3,767,375
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE-1.27%

Fannie Mae                                        79,100   $  3,162,418
=======================================================================

TRUCKING-1.63%

Heartland Express, Inc.                          286,176      4,057,976
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $212,936,424)                         245,219,773
=======================================================================

MONEY MARKET FUNDS-2.74%

Liquid Assets Portfolio-Institutional
  Class(d)                                     3,416,020      3,416,020
-----------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)       3,416,020      3,416,020
=======================================================================
    Total Money Market Funds (Cost
      $6,832,040)                                             6,832,040
=======================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-101.10% (Cost
  $219,768,464)                                             252,051,813
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-2.87%

Liquid Assets Portfolio-Institutional Class
  (Cost $7,149,835)(d)(e)                      7,149,835      7,149,835
=======================================================================
TOTAL INVESTMENTS-103.97% (Cost $226,918,299)               259,201,648
-----------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(3.97)%                        (9,897,916)
-----------------------------------------------------------------------
NET ASSETS-100.00%                                         $249,303,732
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) Non-income producing security.
(c) All or a portion of this security was out on loan at December 31, 2007.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Mid Cap Basic Value Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $212,936,424)*     $245,219,773
-----------------------------------------------------------
Investments in affiliated money market funds
  (Cost $13,981,875)                             13,981,875
===========================================================
    Total investments (Cost $226,918,299)       259,201,648
===========================================================
Foreign currencies, at value (Cost $109)                121
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  544,250
-----------------------------------------------------------
  Dividends                                         159,120
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               20,651
-----------------------------------------------------------
Other assets                                         25,061
===========================================================
    Total assets                                259,950,851
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           2,858,540
-----------------------------------------------------------
  Fund shares reacquired                            342,716
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 34,204
-----------------------------------------------------------
  Collateral upon return of securities loaned     7,149,835
-----------------------------------------------------------
Accrued distribution fees                            83,414
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              664
-----------------------------------------------------------
Accrued transfer agent fees                          91,034
-----------------------------------------------------------
Accrued operating expenses                           86,712
===========================================================
    Total liabilities                            10,647,119
===========================================================
Net assets applicable to shares outstanding    $249,303,732
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $204,255,180
-----------------------------------------------------------
Undistributed net investment income                  84,406
-----------------------------------------------------------
Undistributed net realized gain                  12,680,786
-----------------------------------------------------------
Unrealized appreciation                          32,283,360
===========================================================
                                               $249,303,732
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $115,198,098
___________________________________________________________
===========================================================
Class B                                        $ 42,011,841
___________________________________________________________
===========================================================
Class C                                        $ 24,949,933
___________________________________________________________
===========================================================
Class R                                        $  1,035,113
___________________________________________________________
===========================================================
Institutional Class                            $ 66,108,747
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           8,426,976
___________________________________________________________
===========================================================
Class B                                           3,218,783
___________________________________________________________
===========================================================
Class C                                           1,912,745
___________________________________________________________
===========================================================
Class R                                              76,254
___________________________________________________________
===========================================================
Institutional Class                               4,742,096
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      13.67
-----------------------------------------------------------
  Maximum offering price per share
    (Net asset value of $13.67 divided by
    94.50%)                                    $      14.47
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      13.05
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      13.04
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      13.57
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      13.94
___________________________________________________________
===========================================================

* At December 31, 2007, securities with an aggregate value of $6,974,052 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Mid Cap Basic Value Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $18,638)       $  4,776,931
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $21,377)                            412,513
==========================================================================
    Total investment income                                      5,189,444
==========================================================================

EXPENSES:

Advisory fees                                                    2,024,210
--------------------------------------------------------------------------
Administrative services fees                                       100,312
--------------------------------------------------------------------------
Custodian fees                                                      12,227
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          306,571
--------------------------------------------------------------------------
  Class B                                                          499,221
--------------------------------------------------------------------------
  Class C                                                          274,068
--------------------------------------------------------------------------
  Class R                                                            3,636
--------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                               625,299
--------------------------------------------------------------------------
Transfer agent fees -- Institutional                                   616
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           24,248
--------------------------------------------------------------------------
Other                                                              207,634
==========================================================================
    Total expenses                                               4,078,042
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                  (102,382)
==========================================================================
    Net expenses                                                 3,975,660
==========================================================================
Net investment income                                            1,213,784
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain from investment securities (includes net
  gains from securities sold to affiliates of $677,485)         32,018,457
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (11,242,682)
--------------------------------------------------------------------------
  Foreign currencies                                                    11
==========================================================================
                                                               (11,242,671)
==========================================================================
Net realized and unrealized gain                                20,775,786
==========================================================================
Net increase in net assets resulting from operations          $ 21,989,570
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Mid Cap Basic Value Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                  2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  1,213,784    $ (1,185,371)
------------------------------------------------------------------------------------------
  Net realized gain                                             32,018,457      34,113,815
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)         (11,242,671)    (14,983,172)
==========================================================================================
    Net increase in net assets resulting from operations        21,989,570      17,945,272
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (465,258)             --
------------------------------------------------------------------------------------------
  Class R                                                           (2,312)             --
------------------------------------------------------------------------------------------
  Institutional Class                                             (634,499)             --
==========================================================================================
    Total distributions from net investment income              (1,102,069)             --
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (10,506,012)    (13,617,000)
------------------------------------------------------------------------------------------
  Class B                                                       (4,087,313)     (6,511,768)
------------------------------------------------------------------------------------------
  Class C                                                       (2,383,619)     (3,286,412)
------------------------------------------------------------------------------------------
  Class R                                                          (92,324)        (51,729)
------------------------------------------------------------------------------------------
  Institutional Class                                           (5,850,220)     (5,072,768)
==========================================================================================
    Total distributions from net realized gains                (22,919,488)    (28,539,677)
==========================================================================================
    Decrease in net assets resulting from distributions        (24,021,557)    (28,539,677)
==========================================================================================
Share transactions-net:
  Class A                                                        2,313,585      (9,269,776)
------------------------------------------------------------------------------------------
  Class B                                                      (10,356,322)    (14,926,594)
------------------------------------------------------------------------------------------
  Class C                                                       (1,352,665)     (2,097,247)
------------------------------------------------------------------------------------------
  Class R                                                          652,416         296,385
------------------------------------------------------------------------------------------
  Institutional Class                                           23,538,871      20,466,955
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         14,795,885      (5,530,277)
==========================================================================================
    Net increase (decrease) in net assets                       12,763,898     (16,124,682)
==========================================================================================

NET ASSETS:

  Beginning of year                                            236,539,834     252,664,516
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $84,406 and $(22,790), respectively)            $249,303,732    $236,539,834
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Mid Cap Basic Value Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

AIM Mid Cap Basic Value Fund


       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

AIM Mid Cap Basic Value Fund

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $1 billion                                              0.80%
-------------------------------------------------------------------
Next $4 billion                                               0.75%
-------------------------------------------------------------------
Over $5 billion                                               0.70%
 __________________________________________________________________
===================================================================


    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007 AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the following annual rates of the Fund's average daily net assets:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.745%
--------------------------------------------------------------------
Next $250 million                                             0.73%
--------------------------------------------------------------------
Next $500 million                                             0.715%
--------------------------------------------------------------------
Next $1.5 billion                                             0.70%
--------------------------------------------------------------------
Next $2.5 billion                                             0.685%
--------------------------------------------------------------------
Next $2.5 billion                                             0.67%
--------------------------------------------------------------------
Next $2.5 billion                                             0.655%
--------------------------------------------------------------------
Over $10 billion                                              0.64%
 ___________________________________________________________________
====================================================================


    Effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $78,805.

    At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2007, Invesco reimbursed expenses of the Fund in the amount of $2,750.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under

AIM Mid Cap Basic Value Fund

the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2007, ADI advised the Fund that it retained $49,392 in front-end sales commissions from the sale of Class A shares and $1,372, $39,764, $1,804 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $ 1,765,125      $ 56,724,983      $ (55,074,088)     $ 3,416,020     $195,648
-------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class             1,765,125        56,724,983        (55,074,088)       3,416,020      195,488
=================================================================================================
  Subtotal        $ 3,530,250      $113,449,966      $(110,148,176)     $ 6,832,040     $391,136
=================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME*
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $ 7,718,100      $181,122,240      $(181,690,505)     $ 7,149,835     $ 21,377
=================================================================================================
  Total
    Investments
    in
    Affiliates    $11,248,350      $294,572,206      $(291,838,681)     $13,981,875     $412,513
_________________________________________________________________________________________________
=================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities sales of $2,018,400, which resulted in net realized gains of $677,485.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended December 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $20,827.

AIM Mid Cap Basic Value Fund

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $4,297 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceed 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $6,974,052 were on loan to brokers. The loans were secured by cash collateral of $7,149,835 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $21,377 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                                                 2007           2006
----------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $ 4,512,925    $        --
----------------------------------------------------------------------------------------
Long-term capital gain                                         19,508,632     28,539,677
========================================================================================
  Total distributions                                         $24,021,557    $28,539,677
________________________________________________________________________________________
========================================================================================

AIM Mid Cap Basic Value Fund


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    115,408
----------------------------------------------------------------------------
Undistributed long-term gain                                      14,016,814
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                        30,947,332
----------------------------------------------------------------------------
Temporary book/tax differences                                       (31,002)
----------------------------------------------------------------------------
Shares of beneficial interest                                    204,255,180
============================================================================
  Total net assets                                              $249,303,732
____________________________________________________________________________
============================================================================


The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $12.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2007.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $112,129,501 and $118,934,095, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $57,161,252
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (26,213,932)
===============================================================================
Net unrealized appreciation of investment securities               $30,947,320
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $228,254,328.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2007, undistributed net investment income was decreased by $4,519 and undistributed net realized gain was increased by $4,519. This reclassification had no effect on the net assets of the Fund.

AIM Mid Cap Basic Value Fund

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED                    YEAR ENDED
                                                                 DECEMBER 31, 2007(A)           DECEMBER 31, 2006
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,160,406    $ 32,888,783     1,904,423    $ 27,969,183
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        482,044       6,979,030       553,749       7,875,513
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        454,282       6,524,442       346,553       4,923,116
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         47,353         721,142        21,100         309,171
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          1,564,505      23,793,276     1,082,906      15,996,988
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        774,788      10,537,114       949,174      13,003,685
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        298,586       3,878,626       463,363       6,107,119
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        170,194       2,209,130       242,476       3,195,833
----------------------------------------------------------------------------------------------------------------------
  Class R                                                          7,010          94,634         3,798          51,728
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            467,873       6,484,715       363,900       5,072,768
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        387,795       5,834,239       319,661       4,625,122
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (404,613)     (5,834,239)     (329,478)     (4,625,122)
======================================================================================================================
Reacquired:
  Class A                                                     (3,118,165)    (46,946,551)   (3,776,685)    (54,867,766)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,064,161)    (15,379,739)   (1,715,734)    (24,284,104)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (700,064)    (10,086,237)     (725,525)    (10,216,196)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        (10,758)       (163,360)       (4,371)        (64,514)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           (417,049)     (6,739,120)      (41,552)       (602,801)
======================================================================================================================
                                                               1,100,026    $ 14,795,885      (342,242)   $ (5,530,277)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 7% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.
()     In addition, 26% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by AIM.

NOTE 13--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s).

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM Mid Cap Basic Value Fund


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                                2007           2006           2005           2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  13.83       $  14.48       $  13.12       $  11.28       $  8.23
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.09          (0.04)(a)      (0.07)         (0.10)(a)     (0.08)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.19           1.25           1.43           1.93          3.13
=================================================================================================================================
  Net increase from payments by affiliates                          --             --             --           0.01            --
=================================================================================================================================
    Total from investment operations                              1.28           1.21           1.36           1.84          3.05
=================================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.06)            --             --             --            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (1.38)         (1.86)            --             --            --
=================================================================================================================================
    Total distributions                                          (1.44)         (1.86)            --             --            --
=================================================================================================================================
Net asset value, end of period                                $  13.67       $  13.83       $  14.48       $  13.12       $ 11.28
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                   9.30%          8.47%         10.37%         16.31%(c)     37.06%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $115,198       $113,672       $127,775       $115,164       $55,372
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.43%(d)       1.52%          1.51%          1.67%         1.80%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.46%(d)       1.58%          1.57%          1.69%         1.92%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets       0.55%(d)      (0.30)%        (0.51)%        (0.85)%       (1.00)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             44%            46%            29%            34%           52%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c) Total return is after reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 16.22%.
(d)  Ratios are based on average daily net assets of $122,628,522.

                                                                                          CLASS B
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                               2007          2006          2005          2004          2003
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.30       $ 14.10       $ 12.87       $ 11.14       $  8.18
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)        (0.15)(a)     (0.16)        (0.18)(a)     (0.13)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.16          1.21          1.39          1.90          3.09
=============================================================================================================================
  Net increase from payments by affiliates                         --            --            --          0.01            --
=============================================================================================================================
    Total from investment operations                             1.13          1.06          1.23          1.73          2.96
=============================================================================================================================
Less distributions from net realized gains                      (1.38)        (1.86)           --            --            --
=============================================================================================================================
Net asset value, end of period                                $ 13.05       $ 13.30       $ 14.10       $ 12.87       $ 11.14
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  8.53%         7.63%         9.56%        15.53%(c)     36.19%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $42,012       $51,970       $69,594       $63,374       $38,165
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.18%(d)      2.27%         2.21%         2.32%         2.45%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.21%(d)      2.33%         2.27%         2.34%         2.57%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.20)%(d)    (1.05)%       (1.21)%       (1.50)%       (1.65)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                            44%           46%           29%           34%           52%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c) Total return is after reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 15.44%.
(d)  Ratios are based on average daily net assets of $49,922,115.

AIM Mid Cap Basic Value Fund

                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                               2007          2006          2005          2004          2003
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.30       $ 14.09       $ 12.86       $ 11.13       $  8.18
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)        (0.15)(a)     (0.16)        (0.18)(a)     (0.12)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.15          1.22          1.39          1.90          3.07
=============================================================================================================================
  Net increase from payments by affiliates                         --            --            --          0.01            --
=============================================================================================================================
    Total from investment operations                             1.12          1.07          1.23          1.73          2.95
=============================================================================================================================
Less distributions from net realized gains                      (1.38)        (1.86)           --            --            --
=============================================================================================================================
Net asset value, end of period                                $ 13.04       $ 13.30       $ 14.09       $ 12.86       $ 11.13
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  8.45%         7.70%         9.56%        15.54%(c)     36.06%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $24,950       $26,435       $29,946       $27,601       $13,422
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.18%(d)      2.27%         2.21%         2.32%         2.45%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.21%(d)      2.33%         2.27%         2.34%         2.57%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.20)%(d)    (1.05)%       (1.21)%       (1.50)%       (1.65)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                            44%           46%           29%           34%           52%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c) Total return is after reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 15.45%.
(d)  Ratios are based on average daily net assets of $27,406,793.

                                                                                    CLASS R
                                                              ----------------------------------------------------
                                                                                                 APRIL 30, 2004
                                                                 YEAR ENDED DECEMBER 31,       (COMMENCEMENT DATE)
                                                              -----------------------------      TO DECEMBER 31,
                                                               2007         2006      2005            2004
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $13.75       $14.44    $13.11          $11.88
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.03        (0.08)(a)  (0.05)         (0.08)(a)
------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        1.20         1.25      1.38            1.30
==================================================================================================================
  Net increase from payments by affiliates                        --           --        --            0.01
==================================================================================================================
    Total from investment operations                            1.23         1.17      1.33            1.23
==================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.03)          --        --              --
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (1.38)       (1.86)       --              --
==================================================================================================================
    Total distributions                                        (1.41)       (1.86)       --              --
==================================================================================================================
Net asset value, end of period                                $13.57       $13.75    $14.44          $13.11
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                 9.01%        8.22%    10.15%          10.35%(c)
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,035       $  449    $  175          $   33
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.68%(d)     1.77%     1.71%           1.78%(e)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.71%(d)     1.83%     1.77%           1.80%(e)
==================================================================================================================
Ratio of net investment income (loss) to average net assets     0.30%(d)    (0.55)%   (0.71)%         (0.96)%(e)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(f)                                        44%          46%       29%             34%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Total return is after reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.27%.
(d)  Ratios are based on average daily net assets of $727,161.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Mid Cap Basic Value Fund

                                                                                INSTITUTIONAL CLASS
                                                              -------------------------------------------------------
                                                                                                    APRIL 30, 2004
                                                                  YEAR ENDED DECEMBER 31,         (COMMENCEMENT DATE)
                                                              --------------------------------      TO DECEMBER 31,
                                                               2007          2006       2005             2004
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 14.08       $ 14.62    $ 13.17          $11.88
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.16          0.05(a)    0.01           (0.02)(a)
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.23          1.27       1.44            1.30
=====================================================================================================================
  Net increase from payments by affiliates                         --            --         --            0.01
=====================================================================================================================
    Total from investment operations                             1.39          1.32       1.45            1.29
=====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.15)           --         --              --
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (1.38)        (1.86)        --              --
=====================================================================================================================
    Total distributions                                         (1.53)        (1.86)        --              --
=====================================================================================================================
Net asset value, end of period                                $ 13.94       $ 14.08    $ 14.62          $13.17
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  9.91%         9.15%     11.01%          10.86%(c)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $66,109       $44,013    $25,174          $7,530
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.87%(d)      0.92%      0.92%           1.03%(e)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.90%(d)      0.98%      0.98%           1.05%(e)
=====================================================================================================================
Ratio of net investment income (loss) to average net assets      1.11%(d)      0.30%     (0.08)%         (0.21)%(e)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(f)                                         44%           46%        29%             34%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Total return is after reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.77%.
(d)  Ratios are based on average daily net assets of $61,539,693.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM

AIM Mid Cap Basic Value Fund

Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Mid Cap Basic Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Funds Group and Shareholders of AIM Mid Cap Basic Value Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Mid Cap Basic Value Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2008
Houston, Texas

AIM Mid Cap Basic Value Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00           $940.60           $ 6.95           $1,018.05          $ 7.22            1.42%
          B                   1,000.00            936.70            10.59            1,014.27           11.02            2.17
          C                   1,000.00            936.60            10.59            1,014.27           11.02            2.17
          R                   1,000.00            939.20             8.16            1,016.79            8.49            1.67

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Supplement to Annual Report dated 12/31/07

AIM Mid Cap Basic Value Fund
                                             ==========================================
Institutional Class Shares                   AVERAGE ANNUAL TOTAL RETURNS                    PLEASE NOTE THAT PAST PERFORMANCE IS
                                             For periods ended 12/31/07                   NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been                                                        RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class      Inception                            9.82%   THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview        5 Years                          16.34    REINVESTMENT OF DISTRIBUTIONS AT NAV.
specific to their holdings. Institutional       1 Year                            9.91    INVESTMENT RETURN AND PRINCIPAL VALUE WILL
Class shares are offered exclusively to      ==========================================   FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
institutional investors, including defined                                                MAY BE WORTH MORE OR LESS THAN THEIR
contribution plans that meet certain         INSTITUTIONAL CLASS SHARES' INCEPTION DATE   ORIGINAL COST. SEE FULL REPORT FOR
criteria.                                    IS APRIL 30, 2004. RETURNS SINCE THAT DATE   INFORMATION ON COMPARATIVE BENCHMARKS.
                                             ARE HISTORICAL RETURNS. ALL OTHER RETURNS    PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             ARE BLENDED RETURNS OF HISTORICAL            MORE INFORMATION. FOR THE MOST CURRENT
                                             INSTITUTIONAL CLASS SHARE PERFORMANCE AND    MONTH-END PERFORMANCE, PLEASE CALL
                                             RESTATED CLASS A SHARE PERFORMANCE (FOR      800-451-4246 OR VISIT AIMINVESTMENTS.COM.
                                             PERIODS PRIOR TO THE INCEPTION DATE OF
                                             INSTITUTIONAL CLASS SHARES) AT NET ASSET
                                             VALUE (NAV) AND REFLECT THE HIGHER RULE
                                             12B-1 FEES APPLICABLE TO CLASS A SHARES.
                                             CLASS A SHARES' INCEPTION DATE IS DECEMBER
                                             31, 2001.

                                                INSTITUTIONAL CLASS SHARES HAVE NO
                                             SALES CHARGE; THEREFORE, PERFORMANCE IS AT
                                             NAV. PERFORMANCE OF INSTITUTIONAL CLASS
                                             SHARES WILL DIFFER FROM PERFORMANCE OF
                                             OTHER SHARE CLASSES PRIMARILY DUE TO
                                             DIFFERING SALES CHARGES AND CLASS
                                             EXPENSES.

==========================================
NASDAQ SYMBOL                        MDICX
==========================================

Over for information on your Fund's expenses.

=======================================================================================
THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                            [AIM INVESTMENTS LOGO]
AIMINVESTMENTS.COM        MCCE-INS-1            A I M Distributors, Inc.                                  -- REGISTERED TRADEMARK --

AIM Mid Cap Basic Value Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                  HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE
                                                     ACTUAL                        EXPENSES)
                           BEGINNING         ENDING         EXPENSES         ENDING         EXPENSES      ANNUALIZED
                         ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    ACCOUNT VALUE    PAID DURING     EXPENSE
CLASS                      (7/01/07)      (12/31/07)(1)     PERIOD(2)      (12/31/07)       PERIOD(2)       RATIO
Institutional              $1,000.00         $943.10          $4.26         $1,020.82         $4.43          0.87%

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Mid Cap Basic Value Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:


           FEDERAL AND STATE INCOME TAX

          Long-Term Capital Gain Dividends       $19,508,632
          Qualified Dividend Income*                      89%
          Corporate Dividends Received
            Deduction*                                    80%

           * The above percentages are based on ordinary income dividends paid to shareholders during the fund's fiscal year.

           NON-RESIDENT ALIEN SHAREHOLDERS

          Qualified Short-Term Gains             $3,406,339

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 were 13.47%, 6.77%, 5.93%, and 6.76%, respectively.

AIM Mid Cap Basic Value Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       1987       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         2001       Retired                                   None
  Trustee

                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm)

                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2000       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          1997       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      1998       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        1992       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee                                    Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Mid Cap Basic Value Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, Invesco       N/A
  Vice President                             Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       General Counsel, Secretary and Senior
  Vice President                             Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       1992       Head of Invesco's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

               [EDELIVERY                    Fund holdings and proxy voting
              GO PAPERLESS                   information
      AIMINVESTMENTS.COM/EDELIVERY
                GRAPHIC]                     The Fund provides a complete list of its
                                             holdings four times in each fiscal
REGISTER FOR EDELIVERY                       year,at the quarter-ends. For the second
                                             and fourth quarters, the lists appear in
eDelivery is the process of receiving        the Fund's semiannual and annual reports
your fund and account information via        to shareholders. For the first and third
e-mail. Once your quarterly                  quarters,the Fund files the lists with
statements,tax forms,fund reports,and        the Securities and Exchange Commission
prospectuses are available,we will send      (SEC) on Form N-Q. The most recent list
you an e-mail notification containing        of portfolio holdings is available at
links to these documents. For security       AIMinvestments.com. From our home
purposes,you will need to log in to your     page,click on Products &
account to view your statements and tax      Performance,then Mutual Funds,then Fund
forms.                                       Overview. Select your Fund from the
                                             drop-down menu and click on Complete
WHY SIGN UP?                                 Quarterly Holdings. Shareholders can
                                             also look up the Fund's Forms N-Q on the
Register for eDelivery to:                   SEC Web site at sec.gov. Copies of the
                                             Fund's Forms N-Q may be reviewed and
o  save your Fund the cost of printing       copied at the SEC Public Reference Room
   and postage.                              in Washington,D.C. You can obtain
                                             information on the operation of the
o  reduce the amount of paper you            Public Reference Room,including
   receive.                                  information about duplicating fee
                                             charges,by calling 202-942-8090 or
o  gain access to your documents faster      800-732-0330,or by electronic request at
   by not waiting for the mail.              the following e-mail address:
                                             publicinfo@sec.gov. The SEC file numbers
o  view your documents online anytime at     for the Fund are 811-01540 and
   your convenience.                         002-27334.

o  save the documents to your personal       A description of the policies and
   computer or print them out for your       procedures that the Fund uses to
   records.                                  determine how to vote proxies relating
                                             to portfolio securities is available
HOW DO I SIGN UP?                            without charge,upon request,from our
                                             Client Services department at
It's easy. Just follow these simple          800-959-4246 or on the AIM Web
steps:                                       site,AIMinvestments.com. On the home
                                             page,scroll down and click on Proxy
1. Log in to your account.                   Policy. The information is also
                                             available on the SEC Web site,sec.gov.
2. Click on the "Service Center" tab.
                                             Information regarding how the Fund voted
3. Select "Register for eDelivery" and       proxies related to its portfolio
   complete the consent process.             securities during the 12 months ended
                                             June 30,2007, is available at our Web
This AIM service is provided by AIM          site. Go to AIMinvestments.com,access
Investment Services,Inc.                     the About Us tab,click on Required
                                             Notices and then click on Proxy Voting
                                             Activity. Next,select the Fund from the
                                             drop-down menu. The information is also
                                             available on the SEC Web site,sec.gov.

                                             If used after April 20, 2008, this
                                             report must be accompanied by a Fund
                                             fact sheet or by an AIM Quarterly
                                             Performance Review for the most recent
                                             quarter-end. Mutual funds and
                                             exchange-traded funds distributed by
                                             A I M Distributors, Inc.

                                             MCBV-AR-1         A I M Distributors,Inc.

                                                                [AIM INVESTMENTS LOGO]
                                                               --REGISTERED TRADEMARK--

                                                          AIM Select Equity Fund
                               Annual Report to Shareholders - December 31, 2007

DOMESTIC EQUITY

Large-Cap Blend

Table of Contents

Letters to Shareholders .........    2
Performance Summary .............    4
Management Discussion ...........    4
Long-term Fund Performance ......    6
Supplemental Information ........    8
Schedule of Investments .........    9
Financial Statements ............   12
Notes to Financial Statements ...   15
Financial Highlights ............   23
Auditor's Report ................   26
Fund Expenses ...................   27
Tax Information .................   28                [COVER GLOBE IMAGE]
Trustees and Officers ...........   29

[AIM INVESTMENT SOLUTIONS]

        [GRAPHIC]   [GRAPHIC]
        [DOMESTIC     [FIXED
         EQUITY]     INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

     [GRAPHIC]     [GRAPHIC]
      [SECTOR   [INTERNATIONAL/
      EQUITY]    GLOBAL EQUITY]

       [AIM INVESTMENTS LOGO]
      --REGISTERED TRADEMARK--

AIM Select Equity Fund

                    Dear Shareholders:

                       I'm pleased to provide you with this report, which
   [TAYLOR          includes a discussion of how your Fund was managed during
    PHOTO]          the period under review, and factors that affected its
                    performance. The following pages contain important
Philip Taylor       information that answers questions you may have about your investment.

                       Despite notable volatility at points throughout the year
                    ended December 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S. Federal Reserve Board (the Fed) to lower short-term interest rates, among other factors.

                       At its mid-September 2007 meeting, the Fed cut its
                    federal funds target rate for the first time since June 2003.(1) That cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address concerns about a weak housing market and problems in the subprime mortgage market, which some feared could adversely affect the U.S. economy. The Fed cut the federal funds target rate again in late October and mid-December in response to continued economic uncertainty.

                       This kind of uncertainty can affect equity, fixed-income
                    and other markets--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                    o  Domestic, global and international equity funds.

                    o  Taxable and tax-exempt fixed-income funds.

                    o Allocation portfolios, with risk/return characteristics to match your needs.

                    o AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares--REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears.

                       I encourage you to talk with your financial advisor if
                    you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                    In conclusion

                    In May, AIM Investments' parent company changed its name from AMVESCAP PLC to Invesco Ltd., uniting our worldwide operations and global expertise under a new name. While the name of our parent company may be new to you, I can assure you that AIM's commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                       We at AIM are committed to helping you achieve your
                    financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                    Sincerely,


                    /S/ PHILIP TAYLOR
                    ------------------------------
                    Philip Taylor
                    President - AIM Funds
                    CEO, AIM Investments

                    February 11, 2008

                    Source: (1) U.S. Federal Reserve Board

                    AIM Investments--REGISTERED TRADEMARK-- is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and PowerShares Capital Management LLC are the investment advisors for the products and services represented by AIM Investments; they each provide investment advisory services to individual and institutional clients and do not sell securities. A I M Distributors, Inc. is the distributor for the retail mutual funds and U.S. institutional money market funds represented by AIM Investments and the exchange-traded funds managed by PowerShares Capital Management LLC. All entities are indirect wholly owned subsidiaries of Invesco Ltd.

AIM Select Equity Fund

                    Dear Fellow AIM Fund Shareholders:

                    The lines of communication are open: More than 250 of you
   [CROCKETT        have responded to the invitation I extended in my previous
     PHOTO]         letter to complete an online survey, and more than 50
                    shareholders have contacted me directly by e-mail. When I
Bruce L. Crockett   could respond quickly and easily to a shareholder's specific concern I did, but the messages for the most part raised consistent issues that I respond to here.

                       I have received many suggestions, a few complaints, and
                    one offer to buy a gold mine! In general, your letters expressed an appreciation for transparency, frankness and the opportunity to comment. Nevertheless, several shareholders found room for improvement in communications. Some would like more concise letters while others would prefer reports to be more customized for their particular information needs. With these reports going to tens of thousands of people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the information required by law. The ability to change or further customize letters and reports is also affected by technology, timeliness and cost.

                       Online survey responders preferred electronic
                    communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

                       The correspondence shows that improving fund performance
                    and reducing shareholder costs remain the key shareholder concerns. Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with AIM Investments to make improved performance a top priority for all fund managers.

                       Expense levels came up as another dominant issue, and no
                    respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds' 12b-1 fees annually with the shareholders' best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

                       The value of communication between the Board and
                    shareholders has been noted within and beyond the AIM community. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. Morningstar--TRADEMARK--, the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where AIM was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

                       In other news, Ruth Quigley retired from your Board at
                    the end of 2007, and we thank her for her many years of dedicated service. Larry Soll has assumed Ruth's place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathi-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

                       Your Board looks forward to another year of diligent
                    effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

                    Sincerely,


                    /S/ BRUCE L. CROCKETT
                    ------------------------------
                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board of Trustees

                    February 11, 2008

AIM Select Equity Fund

Management's discussion of Fund performance                                               process with stock selection and risk
                                                                                          management as its two main components.
=======================================================================================
PERFORMANCE SUMMARY                                                                       1. Our stock selection model

For the year ended December 31, 2007, AIM Select Equity Fund had a slightly negative      o We believe securities exhibit certain
return of -0.38% at net asset value (NAV). The Fund underperformed its broad market       qualities--such as growth and stability of
benchmark, the S&P 500 Index, and its style-specific benchmark, the Russell 3000          earnings, profitability and financial
Index, which returned 5.49% and 5.14%, respectively. Holdings in the energy and           strength--that identify them as probable
information technology (IT) sectors contributed to the Fund's relative                    strong performers.
underperformance.
                                                                                          o Our model measures these qualities for
   Your Fund's long-term performance appears later in this report.                        each company in the Fund's investment
                                                                                          universe, taking into account that the
FUND VS. INDEXES                                                                          significance of each quality varies
                                                                                          depending on the industry and region.
Total returns, 12/31/06-12/31/07 at NAV. Performance shown does not include
applicable CDSC or front-end sales charges, which would have reduced performance.         2. Our risk model

Class A Shares                                                                   -0.38%   o Simultaneously, our risk model analyzes
Class B Shares                                                                   -1.13    how changes in such economic factors as
Class C Shares                                                                   -1.19    interest rates, currencies and the price
S&P 500 Index(triangle) (Broad Market Index)                                      5.49    of oil will affect the stocks of companies
Russell 3000 Index(triangle) (Style-Specific Index)                               5.14    identified by our stock selection model.
Lipper Multi-Cap Core Funds Index(triangle) (Peer Group Index)                    5.97
                                                                                          o We try to reduce the Fund's volatility
SOURCE: (TRIANGLE)LIPPER INC.                                                             by creating a portfolio that pairs stocks
=======================================================================================   that benefit from an increase in a
                                                                                          specific economic factor with stocks that
How we invest                                believe that a well-diversified portfolio    benefit from a decrease in the same
                                             helps minimize risk.                         factor. Our goal is to neutralize the
Our equity investment strategy gives the                                                  impact of these risk factors on the
Fund exposure to large-, mid- and            The Fund's investment philosophy is based    overall portfolio.
small-cap companies. As part of our          on three key principles:
overall asset allocation strategy, the                                                       We combine the results of these
Fund can complement domestic and             o An investment process must be structured   analyses with a trading and transaction
international companies across investment    and disciplined.                             cost analysis to construct a portfolio
styles and market capitalizations.                                                        that contains the optimal combination of
                                             o Stocks should be selected on the merits    securities with potential to deliver
   Our investment philosophy balances        of each individual company.                  favorable returns without assuming
stock selection with risk management. To                                                  excessive risk.
help mitigate risk, the Fund owns stocks     o Risk management is as important as stock
across a variety of sectors and market       selection.                                      We consider selling or reducing our
capitalizations. We                                                                       holding of a particular stock if:
                                                Mindful of these principles, portfolio
                                             managers have developed a quantitative       o It no longer exhibits characteristics
                                             investment                                   that drive performance.

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                           TOP FIVE INDUSTRIES*                        TOP 10 EQUITY HOLDINGS*

By sector                                    1. Integrated Oil & Gas              10.3%    1. Exxon Mobil Corp.                 5.6%
                                             2. Managed Health Care                6.6     2. Microsoft Corp.                   3.5
Information Technology               20.6%   3. Pharmaceuticals                    5.4     3. Pfizer Inc.                       3.2
Health Care                          18.2    4. Aerospace & Defense                5.4     4. JPMorgan Chase & Co.              3.2
Financials                           14.3    5. Computer Hardware                  4.8     5. Chevron Corp.                     3.1
Energy                               13.9                                                  6. McKesson Corp.                    2.8
Industrials                           9.3    Total Net Assets           $388.6 million     7. Goldman Sachs Group, Inc. (The)   2.7
Utilities                             8.0                                                  8. Northrop Grumman Corp.            2.7
Materials                             6.3    Total Number of Holdings*              79     9. Raytheon Co.                      2.7
Consumer Staples                      4.6                                                 10. International Business
Consumer Discretionary                2.4                                                     Machines Corp.                    2.6
Telecommunication Services            0.8
Money Market Funds
Plus Other Assets Less Liabilities    1.6

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*    Excluding money market fund holdings.
==========================================   ==========================================   ==========================================

AIM Select Equity Fund

o Holding the security no longer provides    increasing consumer prices for finished      The views and opinions expressed in
risk management benefits.                    goods.                                       management's discussion of Fund
                                                                                          performance are those of A I M Advisors,
Market conditions and your Fund                 At the end of the year, the Fund was      Inc. These views and opinions are subject
                                             modestly overweight in the energy sector     to change at any time based on factors
U.S. markets enjoyed a fairly strong start   versus the style-specific index. Key         such as market and economic conditions.
to 2007, but as the year progressed,         holdings included CHEVRON and EXXON MOBIL,   These views and opinions may not be relied
concerns about the impact of slowing         which was a top contributor to Fund          upon as investment advice or
residential housing market and turbulence    returns in 2007.                             recommendations, or as an offer for a
in the credit markets began to take their                                                 particular security. The information is
toll. Although the S&P 500 Index finished       CUMMINS ENGINE, which manufactures and    not a complete analysis of every aspect of
the year with positive returns, the index    markets diesel and natural gas-powered       any market, country, industry, security or
hit its high for the year as late as         engines globally, was also a top Fund        the Fund. Statements of fact are from
October 9.(1) The markets sold off during    contributor for the year. The company        sources considered reliable, but A I M
the last two months of 2007 as concerns      benefited from strong North American         Advisors, Inc. makes no representation or
mounted over the prospects for slower        demand for medium-duty and heavy-duty        warranty as to their completeness or
gross domestic product growth with higher    engines with new technology that complies    accuracy. Although historical performance
inflation.                                   with tightened emissions standards. Strong   is no guarantee of future results, these
                                             performance of its new engines has also      insights may help you understand our
   Economic growth, as measured by the       allowed the company to take market share     investment management philosophy.
change in gross domestic product,            from its competition. The Fund sold out of
increased 4.9% in the third quarter of       the stock during the reporting period.            See important Fund and index
2007(2)--above the second-quarter growth                                                       disclosures later in this report.
rate and the highest rate over the past 12      WELLCARE HEALTH PLANS was a top
months. This represented strong growth       detractor from Fund returns for the                   Duy Nguyen
despite expectations that the economy was    period. The company, which provides          [NGUYEN  Chartered Financial Analyst, is
in the later stages of the current           managed-care services for                    PHOTO]   lead manager of AIM Select Equity
economic cycle and would be affected by      government-sponsored health care programs,            Fund. Prior to joining AIM, he
the housing decline. The weakness in         encountered significant pressure late in     held the positions of vice president,
housing affected consumer spending but did   2007 with news that the federal government   assistant vice president and quantitative
not influence job growth in a meaningful     had launched an investigation into the       equity analyst for two other financial
way during the reporting period.             company. The Fund no longer holds the        services firms. Mr. Nguyen earned a B.B.A.
                                             stock.                                       at The University of Texas and an M.S. in
   Over the past year, we observed a                                                      finance from the University of Houston.
tangible increase in yield spreads between      A slightly underweight position in the
the BBB corporate bond yields and the        IT sector versus the style-specific                   Derek Izuel
10-year U.S. Treasury, indicating a shift    benchmark also detracted from Fund           [IZUEL   Chartered Financial Analyst,
in investors' risk appetite and increasing   performance, as IT was one of the better     PHOTO]   portfolio manager, is manager of
difficulty in obtaining financing. The       performing sectors in 2007.                           AIM Select Equity Fund. Mr. Izuel
period of easy credit appeared to be over.                                                began his investment career in 1997 as an
Inflation, as measured by the consumer          Fund managers regularly monitor the       equity analyst for another investment
price index, increased 4.1% in 2007,         portfolio to position it to capitalize on    firm. He earned a B.A. in computer science
largely due to energy costs, which were up   what we believe are the most attractive      from the University of California-Berkeley
17.4%.(3) This represents the fastest        opportunities in the marketplace. At the     and an M.B.A. from the University of
increase in almost two decades(4) and a      end of 2007, the impact of market            Michigan. Assisted by the Global
sharp increase versus the 2.5% increase in   movements and investment model decisions     Quantitative Strategies Team
2006.(3)                                     resulted in an overweight position in the
                                             health care and utilities sectors versus
   The Fund's energy sector exposure was a   the style-specific benchmark. The Fund's
key contributor to overall returns. That     largest underweight exposures were in the
sector boosted returns for the               consumer discretionary and consumer
style-specific benchmark, which              staples sectors. From a market
outperformed the Fund in energy sector.      capitalization perspective, the Fund was
For the overall equity markets, strength     underweight in large-cap stocks and
within the energy sector represented both    overweight in mid- and small-cap stocks
an opportunity and a headwind--it            versus the benchmark.
propelled energy stocks upward but hurt
consumers at the gas pump as the                We believe that a systematic investment
per-barrel oil price increased from $61.05   process that is consistently applied
in December 2006 to $95.98 in December       across market cycles is the best way to
2007.(1) More broadly, rising oil costs hurt meet the Fund's objective of long-term
companies, which offset their higher input   growth. Thank you for your continued
costs by                                     investment in the AIM Select Equity Fund.

                                             Sources: (1)Bloomberg L.P.; (2)Bureau of
                                             Economic Analysis; (3)Bureau of Labor
                                             Statistics; (4)The Wall Street Journal

AIM Select Equity Fund

Your Fund's long-term performance

Past performance cannot guarantee            holder would pay on Fund distributions or    the dollar value of an investment, is
comparable future results.                   sale of Fund shares. Performance of the      constructed with each segment representing
                                             indexes does not reflect the effects of      a percent change in the value of the
   The data shown in the chart include       taxes.                                       investment. In this chart, each segment
reinvested distributions, applicable sales                                                represents a doubling, or 100% change, in
charges, Fund expenses and management           This chart, which is a logarithmic        the value of the investment. In other
fees. Performance of an index of funds       chart, presents the fluctuations in the      words, the space between $5,000 and
reflects fund expenses and management        value of the Fund and its indexes. We        $10,000 is the same size as the space
fees; performance of a market index does     believe that a logarithmic chart is more     between $10,000 and $20,000, and so on.
not. Performance shown in the chart and      effective than other types of charts in
table(s) does not reflect deduction of       illustrating changes in value during the
taxes a share-                               early years shown in the chart. The
                                             vertical axis, the one that indicates

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Index data from 11/30/67, Fund data from 12/4/67

                                            AIM SELECT EQUITY                       LIPPER MULTI-CAP CORE
                                  DATE     FUND-CLASS A SHARES   S&P 500 INDEX(1)       FUNDS INDEX(1)

                                11/30/67                              $ 10000              $ 10000
                                   12/67         $  9535                10291                10481
                                    1/68            9167                 9866                10167
                                    2/68            8628                 9613                 9597
                                    3/68            8788                 9701                 9651
                                    4/68            9593                10522                10719
                                    5/68            9914                10667                11214
                                    6/68            9895                10791                11339
                                    7/68            9563                10619                11021
                                    8/68            9724                10768                11328
                                    9/68           10142                11210                12018
                                   10/68           10209                11321                12159
                                   11/68           10940                11894                12969
                                   12/68           10627                11429                12657
                                    1/69           10352                11364                12680
                                    2/69            9931                10855                11743
                                    3/69           10196                11256                12121
                                    4/69           10560                11527                12329
                                    5/69           10491                11530                12407
                                    6/69            9528                10918                11323
                                    7/69            8781                10290                10531
                                    8/69            9384                10731                11210
                                    9/69            9205                10491                11055
                                   10/69            9563                10987                11639
                                   11/69            9305                10631                11315
                                   12/69            8949                10465                11094
                                    1/70            8126                 9694                10280
                                    2/70            8914                10234                10842
                                    3/70            8803                10279                10714
                                    4/70            7873                 9379                 9351
                                    5/70            7297                 8838                 8637
                                    6/70            7095                 8426                 8336
                                    7/70            7378                 9074                 8922
                                    8/70            7808                 9507                 9339
                                    9/70            8197                 9851                 9911
                                   10/70            8105                 9770                 9730
                                   11/70            8473                10264                10149
                                   12/70            9078                10878                10812
                                    1/71            9385                11348                11383
                                    2/71            9792                11480                11653
                                    3/71           10474                11932                12268
                                    4/71           10846                12396                12750
                                    5/71           10609                11912                12353
                                    6/71           10774                11951                12410
                                    7/71           10170                11488                11941
                                    8/71           10628                11934                12516
                                    9/71           10618                11882                12452
                                   10/71           10118                11416                11793
                                   11/71           10316                11418                11696
                                   12/71           11472                12433                12840
                                    1/72           11878                12689                13285
                                    2/72           12601                13042                13782
                                    3/72           12705                13148                13871
                                    4/72           13093                13238                13981
                                    5/72           13533                13498                14167
                                    6/72           12892                13236                13790
                                    7/72           12588                13299                13560
                                    8/72           13075                13789                13967
                                    9/72           12823                13755                13787
                                   10/72           12781                13919                13815
                                   11/72           13348                14589                14459
                                   12/72           13663                14795                14474
                                    1/73           12444                14574                13826
                                    2/73           12091                14060                13114
                                    3/73           11709                14072                12935
                                    4/73           10782                13533                12137
                                    5/73           10530                13312                11756
                                    6/73           10258                13260                11655
====================================================================================================================================

                                                                                                              SOURCE: (1)LIPPER INC.


====================================================================================================================================
                                                          [MOUNTAIN CHART]

                                    7/73           11316                13799                12513
                                    8/73           11235                13328                12304
                                    9/73           12026                13897                13000
                                   10/73           11696                13920                13044
                                   11/73           10212                12376                11572
                                   12/73           10256                12622                11792
                                    1/74            9883                12531                11765
                                    2/74           10050                12520                11858
                                    3/74            9827                12266                11482
                                    4/74            9438                11827                11011
                                    5/74            8938                11467                10490
                                    6/74            8783                11338                10227
                                    7/74            8026                10498                 9692
                                    8/74            7587                 9590                 8981
                                    9/74            6831                 8486                 8137
                                   10/74            7902                 9914                 9485
                                   11/74            7778                 9428                 9156
                                   12/74            7632                 9281                 8910
                                    1/75            8415                10462                 9874
                                    2/75            9092                11129                10426
                                    3/75            9493                11411                10798
                                    4/75           10146                11993                11344
                                    5/75           10570                12565                11823
                                    6/75           11132                13164                12296
                                    7/75           10214                12316                11581
                                    8/75           10067                12099                11424
                                    9/75            9719                11723                11058
                                   10/75           10194                12489                11535
                                   11/75           10519                12839                11832
                                   12/75           10392                12736                11725
                                    1/76           11547                14286                13106
                                    2/76           11417                14166                13207
                                    3/76           11769                14644                13509
                                    4/76           11476                14530                13293
                                    5/76           11487                14369                13196
                                    6/76           12062                15005                13705
                                    7/76           11828                14933                13612
                                    8/76           11921                14905                13556
                                    9/76           12229                15291                13796
                                   10/76           11802                15006                13507
                                   11/76           11920                14944                13595
                                   12/76           12465                15784                14286
                                    1/77           11304                15038                13686
                                    2/77           11325                14763                13514
                                    3/77           11217                14608                13472
                                    4/77           11122                14669                13500
                                    5/77           11002                14381                13312
                                    6/77           11576                15092                13890
                                    7/77           11480                14860                13647
                                    8/77           11281                14649                13535
                                    9/77           11450                14671                13604
                                   10/77           11051                14100                13108
                                   11/77           11498                14546                13706
                                   12/77           11547                14654                13801
                                    1/78           10929                13813                12992
                                    2/78           10811                13533                12886
                                    3/78           11143                13932                13334
                                    4/78           12248                15188                14473
                                    5/78           12580                15327                14875
                                    6/78           12433                15117                14873
                                    7/78           13148                15999                15945
                                    8/78           13572                16480                16628
                                    9/78           13335                16428                16376
                                   10/78           12249                14995                14456
                                   11/78           12562                15317                15037
                                   12/78           12961                15618                15425
                                    1/79           13384                16309                16031
                                    2/79           13028                15784                15494
                                    3/79           13803                16726                16569
                                    4/79           14006                16832                16819
                                    5/79           13878                16467                16600
                                    6/79           14463                17182                17331
                                    7/79           14720                17412                17570
                                    8/79           15574                18416                18839
                                    9/79           15677                18496                18893
                                   10/79           14926                17311                17537
                                   11/79           15741                18134                18868
                                   12/79           16103                18523                19509
                                    1/80           16840                19674                20489
                                    2/80           16431                19672                20109
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

                                    3/80           14859                17760                18176
                                    4/80           15637                18581                19114
                                    5/80           16442                19537                20218
                                    6/80           17130                20155                20986
                                    7/80           18358                21558                22644
                                    8/80           18923                21776                23190
                                    9/80           19705                22416                23732
                                   10/80           20069                22870                24057
                                   11/80           22090                25305                26358
                                   12/80           21565                24543                25867
                                    1/81           20581                23516                24856
                                    2/81           20915                23923                25243
                                    3/81           22437                24881                26621
                                    4/81           22754                24400                26575
                                    5/81           22467                24461                26999
                                    6/81           21944                24310                26485
                                    7/81           21707                24360                26097
                                    8/81           20113                22952                24565
                                    9/81           18744                21822                23230
                                   10/81           20224                23000                24454
                                   11/81           20837                23948                25601
                                   12/81           20514                23335                25052
                                    1/82           19757                23031                24538
                                    2/82           18690                21743                23533
                                    3/82           18358                21629                23253
                                    4/82           19358                22608                24443
                                    5/82           18866                21836                23731
                                    6/82           18480                21508                23233
                                    7/82           17986                21127                23041
                                    8/82           20278                23691                25600
                                    9/82           20564                23985                26057
                                   10/82           23338                26746                29073
                                   11/82           24607                27826                30695
                                   12/82           24733                28362                31075
                                    1/83           25396                29417                31869
                                    2/83           26406                30091                32944
                                    3/83           27209                31203                33863
                                    4/83           28814                33662                36169
                                    5/83           29177                33369                36740
                                    6/83           30706                34667                38409
                                    7/83           29616                33645                37131
                                    8/83           29752                34150                37068
                                    9/83           30374                34621                37789
                                   10/83           28883                34220                36585
                                   11/83           29619                34942                37659
                                   12/83           29717                34759                37339
                                    1/84           29040                34566                36357
                                    2/84           27800                33349                34667
                                    3/84           28447                33927                35045
                                    4/84           28379                34249                35049
                                    5/84           26588                32353                33052
                                    6/84           27237                33055                33828
                                    7/84           26499                32645                32951
                                    8/84           29485                36251                36777
                                    9/84           29326                36260                36523
                                   10/84           29279                36399                36402
                                   11/84           28708                35992                35804
                                   12/84           29234                36940                36771
                                    1/85           31695                39819                39969
                                    2/85           32450                40307                40150
                                    3/85           32326                40333                39915
                                    4/85           31761                40296                39717
                                    5/85           33285                42624                41968
                                    6/85           33801                43291                42761
                                    7/85           34193                43228                42644
                                    8/85           33844                42810                42361
                                    9/85           32572                41518                40675
                                   10/85           33396                43436                42408
                                   11/85           35667                46415                45408
                                   12/85           37314                48660                47449
                                    1/86           37464                48933                48097
                                    2/86           40146                52589                52058
                                    3/86           42133                55524                54642
                                    4/86           41725                54899                54210
                                    5/86           43736                57818                56682
                                    6/86           44632                58796                57270
                                    7/86           41722                55509                53249
                                    8/86           44255                59625                56474
                                    9/86           41069                54695                52108
                                   10/86           42798                57850                54780
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

                                   11/86           43320                59256                55278
                                   12/86           42102                57743                54215
                                    1/87           47159                65519                60419
                                    2/87           50092                68106                64305
                                    3/87           50884                70072                65257
                                    4/87           50848                69451                64134
                                    5/87           51082                70051                64676
                                    6/87           53197                73590                67307
                                    7/87           55809                77318                70210
                                    8/87           57394                80202                72451
                                    9/87           56900                78444                71218
                                   10/87           43608                61552                55663
                                   11/87           40137                56479                52221
                                   12/87           43621                60775                56083
                                    1/88           44175                63329                57643
                                    2/88           46741                66268                60369
                                    3/88           45278                64224                59392
                                    4/88           45672                64934                59778
                                    5/88           45476                65488                59459
                                    6/88           48082                68491                62003
                                    7/88           46779                68230                61210
                                    8/88           44922                65918                59647
                                    9/88           47015                68723                61853
                                   10/88           47372                70636                62856
                                   11/88           46818                69627                61828
                                   12/88           48040                70840                62939
                                    1/89           50860                76023                66865
                                    2/89           49690                74133                65797
                                    3/89           50252                75860                67478
                                    4/89           53352                79795                70927
                                    5/89           56089                83012                73790
                                    6/89           54440                82544                73190
                                    7/89           59835                89991                79140
                                    8/89           62007                91744                80606
                                    9/89           61846                91370                80401
                                   10/89           59830                89252                78347
                                   11/89           60954                91064                80191
                                   12/89           61899                93248                81158
                                    1/90           57628                86991                75648
                                    2/90           58959                88110                76638
                                    3/90           61406                90443                78438
                                    4/90           60381                88190                76617
                                    5/90           67053                96771                83573
                                    6/90           67274                96119                83681
                                    7/90           65229                95812                82942
                                    8/90           58517                87162                75926
                                    9/90           54157                82926                71823
                                   10/90           52603                82576                70932
                                   11/90           56738                87903                75406
                                   12/90           58775                90349                77503
                                    1/91           62630                94274                81017
                                    2/91           67910               101008                86890
                                    3/91           69193               103451                89346
                                    4/91           69242               103697                89284
                                    5/91           72005               108155                93337
                                    6/91           67677               103204                88770
                                    7/91           71724               108010                93096
                                    8/91           73768               110562                95703
                                    9/91           72433               108711                94636
                                   10/91           72817               110169                96086
                                   11/91           70436               105742                92051
                                   12/91           80551               117815               102489
                                    1/92           80003               115623               102326
                                    2/92           81099               117119               104046
                                    3/92           76614               114844               101636
                                    4/92           75518               118213               101975
                                    5/92           75738               118791               102963
                                    6/92           73390               117024               100456
                                    7/92           75525               121801               103935
                                    8/92           74158               119313               101594
                                    9/92           74981               120715               103287
                                   10/92           77058               121129               105077
                                   11/92           80503               125243               110152
                                   12/92           80712               126779               112050
                                    1/93           79986               127838               113521
                                    2/93           76434               129580               113131
                                    3/93           77879               132312               116016
                                    4/93           74195               129114               113395
                                    5/93           77875               132559               116988
                                    6/93           79519               132946               117272
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

                                    7/93           79916               132411               116784
                                    8/93           84120               137424               121452
                                    9/93           85567               136370               122265
                                   10/93           84848               139189               124254
                                   11/93           80639               137862               122181
                                   12/93           83639               139529               125880
                                    1/94           88808               144268               130238
                                    2/94           87334               140354               128081
                                    3/94           81718               134247               122413
                                    4/94           81718               135967               123585
                                    5/94           79798               138190               124514
                                    6/94           74180               134808               120937
                                    7/94           75953               139232               124476
                                    8/94           80829               144927               129853
                                    9/94           80094               141386               127113
                                   10/94           82529               144558               128524
                                   11/94           78757               139299               123454
                                   12/94           79458               141362               124714
                                    1/95           78767               145025               126316
                                    2/95           83004               150672               131147
                                    3/95           86466               155110               134781
                                    4/95           88696               159674               137300
                                    5/95           91473               166047               141293
                                    6/95           97940               169897               146023
                                    7/95          105951               175528               152404
                                    8/95          106640               175967               153723
                                    9/95          110340               183389               158174
                                   10/95          107571               182733               155876
                                   11/95          109346               190746               162576
                                   12/95          106732               194420               164884
                                    1/96          108120               201030               169158
                                    2/96          112531               202900               172625
                                    3/96          112610               204853               174882
                                    4/96          117103               207871               179114
                                    5/96          120206               213223               182614
                                    6/96          117910               214035               180671
                                    7/96          109892               204585               171830
                                    8/96          114717               208907               177565
                                    9/96          122563               220654               186559
                                   10/96          122649               226737               188888
                                   11/96          129763               243861               201092
                                   12/96          126558               239030               198635
                                    1/97          133329               253955               208048
                                    2/97          130155               255949               207432
                                    3/97          122450               245452               199766
                                    4/97          126050               260092               206679
                                    5/97          137180               275994               220626
                                    6/97          142146               288264               228950
                                    7/97          156873               311194               246348
                                    8/97          152072               293774               239579
                                    9/97          159858               309854               252753
                                   10/97          151466               299517               243244
                                   11/97          151632               313371               247377
                                   12/97          151269               318749               250826
                                    1/98          150104               322271               252230
                                    2/98          163613               345501               270239
                                    3/98          169503               363179               282919
                                    4/98          172792               366898               285985
                                    5/98          166606               360601               278137
                                    6/98          173453               375237               285942
                                    7/98          170262               371272               280109
                                    8/98          137827               317632               236503
                                    9/98          148536               337997               247714
                                   10/98          158087               365448               264617
                                   11/98          170338               387588               278800
                                   12/98          192193               409908               297705
                                    1/99          202321               427042               307580
                                    2/99          188321               413772               295732
                                    3/99          205703               430322               305069
                                    4/99          215638               446986               317514
                                    5/99          207207               436443               313967
                                    6/99          218728               460598               329355
                                    7/99          211969               446279               322103
                                    8/99          207306               444069               316489
                                    9/99          208404               431911               308599
                                   10/99          221325               459231               324262
                                   11/99          238212               468565               334701
                                   12/99          271943               496124               359529
                                    1/00          265090               471201               349371
                                    2/00          317658               462291               362831
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

                                    3/00          326870               507487               386086
                                    4/00          310396               492224               371753
                                    5/00          287178               482133               358833
                                    6/00          315896               494007               373965
                                    7/00          309767               486291               368122
                                    8/00          347590               516480               394092
                                    9/00          333791               489220               375989
                                   10/00          314297               487141               371741
                                   11/00          259767               448767               340090
                                   12/00          267092               450968               347533
                                    1/01          268721               466958               359529
                                    2/01          225995               424408               327164
                                    3/01          197271               397536               307759
                                    4/01          219444               428404               332690
                                    5/01          219334               431278               335494
                                    6/01          219444               420785               329721
                                    7/01          213014               416642               323091
                                    8/01          199467               390585               304786
                                    9/01          172618               359047               273543
                                   10/01          177987               365898               280970
                                   11/01          192350               393957               303035
                                   12/01          198563               397411               310135
                                    1/02          191197               391614               303277
                                    2/02          184658               384060               297799
                                    3/02          199615               398506               309852
                                    4/02          188995               374356               296681
                                    5/02          185839               371608               294251
                                    6/02          168315               345148               271198
                                    7/02          147763               318250               249810
                                    8/02          145887               320333               251391
                                    9/02          131167               285554               228272
                                   10/02          139929               310660               242726
                                   11/02          148338               328927               257507
                                   12/02          139809               309613               242711
                                    1/03          135727               301518               238612
                                    2/03          132808               296988               234493
                                    3/03          133858               299863               235251
                                    4/03          142157               324551               253547
                                    5/03          153259               341635               270693
                                    6/03          155359               345999               274735
                                    7/03          160377               352102               280043
                                    8/03          165990               358955               288654
                                    9/03          162372               355155               284814
                                   10/03          172877               375235               301777
                                   11/03          176507               378533               306488
                                   12/03          181061               398371               318708
                                    1/04          185027               405682               326196
                                    2/04          187950               411319               331262
                                    3/04          189472               405114               327502
                                    4/04          186782               398763               320607
                                    5/04          188762               404224               324447
                                    6/04          193556               412082               331629
                                    7/04          183743               398445               318031
                                    8/04          181648               400041               317797
                                    9/04          186208               404375               324593
                                   10/04          189485               410553               329490
                                   11/04          199641               427159               346030
                                   12/04          206190               441690               358197
                                    1/05          201159               430924               350048
                                    2/05          203854               439988               357125
                                    3/05          200470               432205               351510
                                    4/05          193694               424011               341942
                                    5/05          201752               437491               355944
                                    6/05          205020               438118               359863
                                    7/05          210986               454404               375117
                                    8/05          208180               450260               373409
                                    9/05          211449               453905               376763
                                   10/05          208763               446334               368973
                                   11/05          217051               463198               383174
                                   12/05          216704               463365               387646
                                    1/06          225459               475633               402044
                                    2/06          224512               476920               400445
                                    3/06          229294               482855               409370
                                    4/06          231037               489335               414442
                                    5/06          220986               475269               400085
                                    6/06          221340               475899               398906
                                    7/06          220765               478833               394126
                                    8/06          225092               490209               403454
                                    9/06          230584               502834               412117
                                   10/06          237017               519209               427448
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

                                   11/06          241923               529068               437572
                                   12/06          246471               536490               442465
                                    1/07          249897               544595               452109
                                    2/07          251297               533975               446150
                                    3/07          252905               539936               450853
                                    4/07          258950               563843               468387
                                    5/07          270628               583500               485923
                                    6/07          268220               573812               481716
                                    7/07          253709               556045               466304
                                    8/07          259950               564365               469315
                                    9/07          267203               585449               485671
                                   10/07          274257               594761               495459
                                   11/07          258761               569888               473195
                                   12/07          246005               565941               468878
====================================================================================================================================

AIM Select Equity Fund

==========================================   NET ASSET VALUE AND THE EFFECT OF THE           THE PERFORMANCE OF THE FUND'S SHARE
AVERAGE ANNUAL TOTAL RETURNS                 MAXIMUM SALES CHARGE UNLESS OTHERWISE        CLASSES WILL DIFFER PRIMARILY DUE TO
                                             STATED. INVESTMENT RETURN AND PRINCIPAL      DIFFERENT SALES CHARGE STRUCTURES AND
As of 12/31/07, including maximum            VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE    CLASS EXPENSES
applicable sales charges                     A GAIN OR LOSS WHEN YOU SELL SHARES.

CLASS A SHARES                                  THE TOTAL ANNUAL FUND OPERATING EXPENSE
Inception (12/4/67)                  8.32%   RATIO SET FORTH IN THE MOST RECENT FUND
   10 Years                          4.38    PROSPECTUS AS OF THE DATE OF THIS REPORT
    5 Years                         10.66    FOR CLASS A, CLASS B AND CLASS C SHARES
    1 Year                          -5.87    WAS 1.41%, 2.16% AND 2.16%, RESPECTIVELY.
                                             THE EXPENSE RATIOS PRESENTED ABOVE MAY
CLASS B SHARES                               VARY FROM THE EXPENSE RATIOS PRESENTED IN
Inception (9/1/93)                   7.25%   OTHER SECTIONS OF THIS REPORT THAT ARE
   10 Years                          4.34    BASED ON EXPENSES INCURRED DURING THE
    5 Years                         10.82    PERIOD COVERED BY THIS REPORT.
    1 Year                          -6.07
                                                CLASS A SHARE PERFORMANCE REFLECTS THE
CLASS C SHARES                               MAXIMUM 5.50% SALES CHARGE, AND CLASS B
Inception (8/4/97)                   3.60%   AND CLASS C SHARE PERFORMANCE REFLECTS THE
   10 Years                          4.16    APPLICABLE CONTINGENT DEFERRED SALES
    5 Years                         11.08    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
    1 Year                          -2.17    CDSC ON CLASS B SHARES DECLINES FROM 5%
==========================================   BEGINNING AT THE TIME OF PURCHASE TO 0% AT
                                             THE BEGINNING OF THE SEVENTH YEAR. THE
THE PERFORMANCE DATA QUOTED REPRESENT PAST   CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
PERFORMANCE AND CANNOT GUARANTEE             YEAR AFTER PURCHASE.
COMPARABLE FUTURE RESULTS; CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
VISIT AIMINVESTMENTS.COM FOR THE MOST
RECENT MONTH-END PERFORMANCE. PERFORMANCE
FIGURES REFLECT REINVESTED DISTRIBUTIONS,
CHANGES IN
                                                                                          ==========================================
                                                                                          FOR A DISCUSSION OF THE RISKS OF INVESTING
                                                                                          IN YOUR FUND AND INDEXES USED IN THIS
                                                                                          REPORT, PLEASE TURN THE PAGE.
                                                                                          ==========================================

AIM Select Equity Fund

AIM SELECT EQUITY FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of December 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                          o The Russell 3000 --REGISTERED              o Industry classifications used in this
                                             TRADEMARK-- INDEX measures the performance   report are generally according to the
o Class B shares are not available as an     of the 3,000 largest U.S. companies based    Global Industry Classification Standard,
investment for retirement plans maintained   on total market capitalization, which        which was developed by and is the
pursuant to Section 401 of the Internal      represents approximately 98% of the          exclusive property and a service mark of
Revenue Code, including 401(k) plans,        investable U.S. equity market. The Russell   Morgan Stanley Capital International Inc.
money purchase pension plans and profit      3000 Index is a trademark/service mark of    and Standard & Poor's.
sharing plans, except for plans that have    the Frank Russell Company. Russell
existing accounts invested in Class B        --REGISTERED TRADEMARK-- is a trademark of   o The Chartered Financial Analyst
shares.                                      the Frank Russell Company.                   --REGISTERED TRADEMARK-- (CFA --REGISTERED
                                                                                          TRADEMARK--) designation is a globally
Principal risks of investing in the Fund     o The LIPPER MULTI-CAP CORE FUNDS INDEX is   recognized standard for measuring the
                                             an equally weighted representation of the    competence and integrity of investment
o Prices of equity securities change in      largest funds in the Lipper Multi-Cap Core   professionals.
response to many factors including the       Funds category. These funds typically have
historical and prospective earnings of the   an average price-to-earnings ratio,
issuer, the value of its assets, general     price-to-book ratio, and three-year
economic conditions, interest rates,         sales-per-share growth value, compared to
investor perceptions and market liquidity.   the S&P SuperComposite 1500 Index.

o Foreign securities have additional         o The Fund is not managed to track the
risks, including exchange rate changes,      performance of any particular index,
political and economic upheaval, the         including the indexes defined here, and
relative lack of information, relatively     consequently, the performance of the Fund
low market liquidity, and the potential      may deviate significantly from the
lack of strict financial and accounting      performance of the indexes.
controls and standards.
                                             o A direct investment cannot be made in an
o Portfolio turnover is greater than most    index. Unless otherwise indicated, index
funds, which may affect the Fund's           results include reinvested dividends, and
performance due to higher brokerage          they do not reflect sales charges.
commissions. Active trading may also         Performance of an index of funds reflects
increase short-term gains and losses,        fund expenses; performance of a market
which may also result in taxable gain        index does not.
distributions to the Fund's shareholders.
                                             Other information
About indexes used in this report
                                             o The returns shown in the management's
o The S&P 500 --REGISTERED TRADEMARK--       discussion of Fund performance are based
INDEX is a market capitalization-weighted    on net asset values calculated for
index covering all major areas of the U.S.   shareholder transactions. Generally
economy. It is not the 500 largest           accepted accounting principles require
companies, but rather the most widely held   adjustments to be made to the net assets
500 companies chosen with respect to         of the Fund at period end for financial
market size, liquidity, and their            reporting purposes, and as such, the net
industry.                                    asset values for shareholder transactions
                                             and the returns based on those net asset
                                             values may differ from the net asset
                                             values and returns reported in the
                                             Financial Highlights.

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           ==========================================
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      FUND NASDAQ SYMBOLS
=======================================================================================
                                                                                          Class A Shares                       AGWFX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class B Shares                       AGWBX
                                                                                          Class C Shares                       AGWCX
AIMINVESTMENTS.COM                                                                        ==========================================

AIM Select Equity Fund

SCHEDULE OF INVESTMENTS(a)

December 31, 2007


                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS-98.39%

AEROSPACE & DEFENSE-5.35%

Northrop Grumman Corp.                            132,720   $ 10,437,101
------------------------------------------------------------------------
Raytheon Co.                                      170,720     10,362,704
========================================================================
                                                              20,799,805
========================================================================

AIRLINES-1.99%

AMR Corp.(b)(c)                                    31,134        436,810
------------------------------------------------------------------------
Pinnacle Airlines Corp.(c)                         49,810        759,603
------------------------------------------------------------------------
UAL Corp.                                         183,740      6,552,168
========================================================================
                                                               7,748,581
========================================================================

ALUMINUM-1.25%

Kaiser Aluminum Corp                               61,090      4,855,433
========================================================================

APPAREL RETAIL-0.11%

Men's Wearhouse, Inc. (The)                        16,297        439,693
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.04%

Affiliated Managers Group, Inc.(b)(c)               3,190        374,697
------------------------------------------------------------------------
Calamos Asset Management, Inc.-Class A            112,532      3,351,203
------------------------------------------------------------------------
Northern Trust Corp.                               55,100      4,219,558
========================================================================
                                                               7,945,458
========================================================================

COMMODITY CHEMICALS-0.86%

Methanex Corp. (Canada)                           120,500      3,325,800
========================================================================

COMMUNICATIONS EQUIPMENT-3.57%

Cisco Systems, Inc.(c)                            268,943      7,280,287
------------------------------------------------------------------------
Tellabs, Inc.(c)                                1,010,610      6,609,389
========================================================================
                                                              13,889,676
========================================================================

COMPUTER HARDWARE-4.78%

Apple Inc.(c)                                      35,950      7,120,976
------------------------------------------------------------------------
Hewlett-Packard Co.                                26,886      1,357,205
------------------------------------------------------------------------
International Business Machines Corp.              93,310     10,086,811
========================================================================
                                                              18,564,992
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.69%

EMC Corp.(c)                                      144,610      2,679,623
========================================================================

CONSTRUCTION & ENGINEERING-1.29%

Perini Corp.(c)                                    25,330      1,049,169
------------------------------------------------------------------------
Shaw Group Inc. (The)(c)                           65,900      3,982,996
========================================================================
                                                               5,032,165
========================================================================

CONSTRUCTION MATERIALS-1.18%

Eagle Materials Inc.(b)                           129,197      4,583,910
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


CONSUMER FINANCE-1.62%

Capital One Financial Corp.                       133,310   $  6,300,231
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.07%

DST Systems, Inc.(c)                               97,230      8,026,336
========================================================================

ELECTRIC UTILITIES-1.39%

Reliant Energy Inc.(c)                            205,880      5,402,291
========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.24%

Methode Electronics, Inc.                          56,800        933,792
========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.15%

Terra Nitrogen Co., L.P.(b)                         3,870        578,681
========================================================================

FOOD RETAIL-2.43%

Kroger Co. (The)                                  353,560      9,443,588
========================================================================

GAS UTILITIES-4.17%

Energen Corp.                                     131,993      8,477,910
------------------------------------------------------------------------
Southern Union Co.                                263,080      7,724,029
========================================================================
                                                              16,201,939
========================================================================

GENERAL MERCHANDISE STORES-0.25%

Big Lots, Inc.(b)(c)                               59,570        952,524
========================================================================

HEALTH CARE DISTRIBUTORS-4.19%

AmerisourceBergen Corp.                           117,160      5,256,969
------------------------------------------------------------------------
McKesson Corp.                                    168,080     11,010,921
========================================================================
                                                              16,267,890
========================================================================

HEALTH CARE EQUIPMENT-1.85%

IDEXX Laboratories, Inc.(c)                       122,564      7,185,927
========================================================================

HEALTH CARE SERVICES-0.17%

Express Scripts, Inc.(c)                            9,060        661,380
========================================================================

HOUSEWARES & SPECIALTIES-0.96%

American Greetings Corp-Class A                   184,440      3,744,132
========================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-0.48%

TrueBlue, Inc.(c)                                 129,430      1,874,146
========================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-2.23%

NRG Energy, Inc.(c)                               199,870      8,662,366
========================================================================

INDUSTRIAL CONGLOMERATES-0.18%

Tyco International Ltd.                            17,671        700,655
========================================================================

AIM Select Equity Fund


                                                 SHARES        VALUE
------------------------------------------------------------------------

INTEGRATED OIL & GAS-10.31%

Chevron Corp.                                     130,605   $ 12,189,365
------------------------------------------------------------------------
Exxon Mobil Corp.                                 232,057     21,741,420
------------------------------------------------------------------------
Marathon Oil Corp.                                100,856      6,138,096
========================================================================
                                                              40,068,881
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.19%

Verizon Communications Inc.                        17,250        753,653
========================================================================

INTERNET RETAIL-0.24%

Expedia, Inc.(c)                                   29,690        938,798
========================================================================

INTERNET SOFTWARE & SERVICES-0.47%

Google Inc.-Class A(c)                              2,650      1,832,422
========================================================================

INVESTMENT BANKING & BROKERAGE-4.09%

Goldman Sachs Group, Inc. (The)                    48,815     10,497,666
------------------------------------------------------------------------
Morgan Stanley                                    101,673      5,399,853
========================================================================
                                                              15,897,519
========================================================================

IT CONSULTING & OTHER SERVICES-2.32%

SAIC, Inc.(c)                                     447,400      9,001,688
========================================================================

LEISURE PRODUCTS-0.80%

JAKKS Pacific, Inc.(c)                             73,100      1,725,891
------------------------------------------------------------------------
Polaris Industries Inc.(b)                         20,080        959,222
------------------------------------------------------------------------
Sturm, Ruger & Co, Inc.(c)                         50,640        419,299
========================================================================
                                                               3,104,412
========================================================================

MANAGED HEALTH CARE-6.58%

Aetna Inc.                                        148,066      8,547,850
------------------------------------------------------------------------
AMERIGROUP Corp.(c)                               112,070      4,084,952
------------------------------------------------------------------------
CIGNA Corp.                                         8,570        460,466
------------------------------------------------------------------------
Coventry Health Care, Inc.(c)                      51,640      3,059,670
------------------------------------------------------------------------
Molina Healthcare Inc.(b)(c)                      243,607      9,427,591
========================================================================
                                                              25,580,529
========================================================================

MULTI-UTILITIES-0.22%

Dominion Resources, Inc.                           17,820        845,559
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.13%

Cameron International Corp.(c)                     45,860      2,207,241
------------------------------------------------------------------------
National-Oilwell Varco Inc.(c)                     18,230      1,339,176
------------------------------------------------------------------------
Schlumberger Ltd.                                   8,640        849,917
========================================================================
                                                               4,396,334
========================================================================

OIL & GAS REFINING & MARKETING-2.48%

Valero Energy Corp.                               137,430      9,624,223
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


OTHER DIVERSIFIED FINANCIAL SERVICES-3.15%

JPMorgan Chase & Co.                              280,626   $ 12,249,325
========================================================================

PHARMACEUTICALS-5.42%

Endo Pharmaceuticals Holdings Inc.(c)             325,490      8,680,818
------------------------------------------------------------------------
Pfizer Inc.                                       544,790     12,383,077
========================================================================
                                                              21,063,895
========================================================================

PROPERTY & CASUALTY INSURANCE-2.67%

Aspen Insurance Holdings Ltd. (Bermuda)           243,290      7,016,483
------------------------------------------------------------------------
CNA Financial Corp.                                34,140      1,151,201
------------------------------------------------------------------------
XL Capital Ltd.-Class A                            43,560      2,191,504
========================================================================
                                                              10,359,188
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.09%

Jones Lang LaSalle Inc.                             4,760        338,722
========================================================================

REINSURANCE-0.63%

Odyssey Re Holdings Corp.(b)                       12,060        442,723
------------------------------------------------------------------------
Platinum Underwriters Holdings, Ltd.
  (Bermuda)                                        56,140      1,996,338
========================================================================
                                                               2,439,061
========================================================================

SEMICONDUCTOR EQUIPMENT-0.80%

MEMC Electronic Materials, Inc.(c)                 19,587      1,733,254
------------------------------------------------------------------------
Verigy Ltd. (Singapore)(c)                         51,350      1,395,179
========================================================================
                                                               3,128,433
========================================================================

SEMICONDUCTORS-1.47%

National Semiconductor Corp.                       18,826        426,221
------------------------------------------------------------------------
Texas Instruments Inc.                            157,833      5,271,622
========================================================================
                                                               5,697,843
========================================================================

SPECIALIZED CONSUMER SERVICES-0.05%

Jackson Hewitt Tax Service Inc.                     5,790        183,833
========================================================================

STEEL-2.80%

Reliance Steel & Aluminum Co.                     151,090      8,189,078
------------------------------------------------------------------------
United States Steel Corp.                          22,190      2,682,993
========================================================================
                                                              10,872,071
========================================================================

SYSTEMS SOFTWARE-4.20%

Microsoft Corp.                                   381,940     13,597,064
------------------------------------------------------------------------
Oracle Corp.(c)                                   121,404      2,741,302
========================================================================
                                                              16,338,366
========================================================================

TOBACCO-2.19%

Loews Corp-Carolina Group                          99,610      8,496,733
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.60%

USA Mobility, Inc.(c)                             162,731      2,327,053
========================================================================
    Total Common Stocks (Cost $368,349,682)                  382,339,555
========================================================================

AIM Select Equity Fund


                                                 SHARES        VALUE
------------------------------------------------------------------------

MONEY MARKET FUNDS-1.70%

Liquid Assets Portfolio-Institutional
  Class(d)                                      3,301,956   $  3,301,956
------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)        3,301,956      3,301,956
========================================================================
    Total Money Market Funds (Cost
      $6,603,912)                                              6,603,912
========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-100.09% (Cost
  $374,953,594)                                              388,943,467
========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-3.49%

Liquid Assets Portfolio-Institutional
  Class(d)(e) (Cost $13,568,134)               13,568,134     13,568,134
========================================================================
TOTAL INVESTMENTS-103.58% (Cost $388,521,728)                402,511,601
------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(3.58)%                        (13,915,841)
------------------------------------------------------------------------
NET ASSETS-100.00%                                          $388,595,760
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) All or a portion of this security was out on loan at December 31, 2007.
(c) Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Select Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $368,349,682)*     $382,339,555
-----------------------------------------------------------
Investments in affiliated money market funds
  (Cost $20,172,046)                             20,172,046
-----------------------------------------------------------
Total investments (Cost $388,521,728)           402,511,601
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  598,409
-----------------------------------------------------------
  Dividends                                         208,024
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                              142,542
-----------------------------------------------------------
Other assets                                         14,921
===========================================================
    Total assets                                403,475,497
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            588,819
-----------------------------------------------------------
  Amount due custodian                               12,642
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                214,332
-----------------------------------------------------------
  Collateral upon return of securities loaned    13,568,134
-----------------------------------------------------------
Accrued distribution fees                           161,278
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              847
-----------------------------------------------------------
Accrued transfer agent fees                         208,503
-----------------------------------------------------------
Accrued operating expenses                          125,182
===========================================================
Total liabilities                                14,879,737
___________________________________________________________
===========================================================
Net assets applicable to shares outstanding    $388,595,760
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $389,771,760
-----------------------------------------------------------
Undistributed net investment income (loss)         (188,520)
-----------------------------------------------------------
Undistributed net realized gain (loss)          (14,977,353)
-----------------------------------------------------------
Unrealized appreciation                          13,989,873
===========================================================
                                               $388,595,760
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $271,827,601
___________________________________________________________
===========================================================
Class B                                        $ 89,372,440
___________________________________________________________
===========================================================
Class C                                        $ 27,395,719
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          12,934,348
___________________________________________________________
===========================================================
Class B                                           4,865,691
___________________________________________________________
===========================================================
Class C                                           1,494,187
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      21.02
-----------------------------------------------------------
  Maximum offering price per share
    (Net asset value of $21.02 divided by
      94.50%)                                  $      22.24
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      18.37
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      18.33
___________________________________________________________
===========================================================

* At December 31, 2007, securities with an aggregate value of $13,295,742 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Select Equity Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $6,579)        $  5,268,208
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $86,511)                          1,000,416
--------------------------------------------------------------------------
Interest                                                            53,487
==========================================================================
    Total investment income                                      6,322,111
==========================================================================

EXPENSES:

Advisory fees                                                    2,846,244
--------------------------------------------------------------------------
Administrative services fees                                       115,082
--------------------------------------------------------------------------
Custodian fees                                                      24,678
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          708,509
--------------------------------------------------------------------------
  Class B                                                        1,014,907
--------------------------------------------------------------------------
  Class C                                                          285,046
--------------------------------------------------------------------------
Transfer agent fees                                              1,275,642
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           27,669
--------------------------------------------------------------------------
Other                                                              228,015
==========================================================================
    Total expenses                                               6,525,792
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                   (72,487)
==========================================================================
    Net expenses                                                 6,453,305
==========================================================================
Net investment income (loss)                                      (131,194)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain from:
  Investment securities (includes net gains (losses) from
    securities sold to affiliates of $(391,680))                66,913,893
--------------------------------------------------------------------------
  Foreign currencies                                                    44
--------------------------------------------------------------------------
  Futures contracts                                                779,220
==========================================================================
                                                                67,693,157
==========================================================================
Change in net unrealized appreciation (depreciation)           (73,002,025)
==========================================================================
Net realized and unrealized gain (loss)                         (5,308,868)
==========================================================================
Net increase (decrease) in net assets resulting from
  operations                                                  $ (5,440,062)
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Select Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                  2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (131,194)   $   (353,538)
------------------------------------------------------------------------------------------
  Net realized gain                                             67,693,157      37,802,440
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)         (73,002,025)      8,594,908
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (5,440,062)     46,043,810
==========================================================================================
Share transactions-net:
  Class A                                                       14,471,482     (32,579,637)
------------------------------------------------------------------------------------------
  Class B                                                        5,977,756     (31,693,986)
------------------------------------------------------------------------------------------
  Class C                                                        8,282,959      (5,368,932)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         28,732,197     (69,642,555)
==========================================================================================
    Net increase (decrease) in net assets                       23,292,135     (23,598,745)
==========================================================================================

NET ASSETS:

  Beginning of year                                            365,303,625     388,902,370
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(188,520) and $(114,862), respectively)        $388,595,760    $365,303,625
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Select Equity Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Select Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

AIM Select Equity Fund


       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a

AIM Select Equity Fund

     foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

K. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L. CALL OPTIONS WRITTEN -- The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the
     Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $150 million                                            0.80%
--------------------------------------------------------------------
Over $150 million                                             0.625%
 ___________________________________________________________________
====================================================================


    Through June 30, 2007, AIM had contractually waived advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.695%
--------------------------------------------------------------------
Next $250 million                                             0.67%
--------------------------------------------------------------------
Next $500 million                                             0.645%
--------------------------------------------------------------------
Next $1.5 billion                                             0.62%
--------------------------------------------------------------------
Next $2.5 billion                                             0.595%
--------------------------------------------------------------------
Next $2.5 billion                                             0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Over $10 billion                                              0.52%
 ___________________________________________________________________
====================================================================


    Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $24,027.

    At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2007, Invesco reimbursed expenses of the Fund in the amount of $4,834.

AIM Select Equity Fund


    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2007, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2007, ADI advised the Fund that it retained $25,651 in front-end sales commissions from the sale of Class A shares and $536, $58,103 and $924 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $ 7,367,459      $ 65,214,992      $ (69,280,495)     $3,301,956      $457,586
-------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class             7,367,459        65,214,992        (69,280,495)      3,301,956       456,319
=================================================================================================
  Subtotal        $14,734,918      $130,429,984      $(138,560,990)     $6,603,912      $913,905
=================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME*
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $ 3,767,100      $ 92,247,584      $ (82,446,550)     $13,568,134     $   86,511
==================================================================================================
  Total
    Investments
    in
    Affiliates    $18,502,018      $222,677,568      $(221,007,540)     $20,172,046     $1,000,416
__________________________________________________________________________________________________
==================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities sales of $1,638,088, which resulted in net realized gains (losses) of $(391,680).

AIM Select Equity Fund

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended December 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $43,626.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $4,722 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $13,295,742 were on loan to brokers. The loans were secured by cash collateral of $13,568,134 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $86,511 for securities lending transactions, which are net of compensation to counterparties.

AIM Select Equity Fund

NOTE 9--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of period                                                 --     $    --
-----------------------------------------------------------------------------------
Written                                                             33       5,511
-----------------------------------------------------------------------------------
Exercised                                                          (33)     (5,511)
===================================================================================
End of period                                                       --     $    --
___________________________________________________________________________________
===================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2007 and 2006.


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                      $ 13,168,729
----------------------------------------------------------------------------
Temporary book/tax differences                                      (188,520)
----------------------------------------------------------------------------
Capital loss carryforward                                        (14,156,209)
----------------------------------------------------------------------------
Shares of beneficial interest                                    389,771,760
============================================================================
  Total net assets                                              $388,595,760
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2007 to utilizing $5,782,944 of capital loss carryforward in the fiscal year ended December 31, 2008.

    The Fund utilized $68,154,859 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2007 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                                $ 6,596,270
-----------------------------------------------------------------------------
December 31, 2010                                                  7,313,689
-----------------------------------------------------------------------------
December 31, 2011                                                    246,250
=============================================================================
Total capital loss carryforward                                  $14,156,209
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 23, 2007, the date of the reorganization of AIM Opportunities II Fund and AIM Opportunities III Fund into the Fund are realized on securities held in each Fund at such date, the capital loss carryforward may be further limited for up to five years from the date of reorganization.

AIM Select Equity Fund

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $492,022,864 and $466,004,820, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 39,854,736
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (26,686,007)
==============================================================================
Net unrealized appreciation of investment securities             $ 13,168,729
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $389,342,872.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, reorganization expenses, partnership expenses and net operating losses, on December 31, 2007, undistributed net investment income (loss) was increased by $142,414, undistributed net realized gain (loss) was increased by $162,290 and shares of beneficial interest decreased by $304,704. Further, as a result of capital loss carryforward and tax deferrals acquired in the reorganization of AIM Opportunities II Fund and AIM Opportunities III Fund into the Fund, undistributed net investment income (loss) was decreased by $84,878, undistributed net realized gain (loss) was decreased by $17,793,296 and shares of beneficial interest was increased by $17,878,174. These reclassifications had no effect on the net assets of the Fund.

AIM Select Equity Fund

NOTE 13--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED                    YEAR ENDED
                                                                 DECEMBER 31, 2007(A)           DECEMBER 31, 2006
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        467,843    $ 10,015,119       911,141    $ 18,233,072
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        207,196       3,997,298       324,950       5,630,460
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        124,883       2,407,197       152,658       2,632,956
======================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                      3,084,610      67,940,845            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,456,047      47,525,997            --              --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        879,427      16,989,942            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        705,747      15,163,646       641,457      12,530,727
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (805,162)    (15,163,646)     (725,646)    (12,530,727)
======================================================================================================================
Reacquired:
  Class A                                                     (3,638,205)    (78,648,128)   (3,252,189)    (63,343,436)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,595,873)    (30,381,893)   (1,443,232)    (24,793,719)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (586,495)    (11,114,180)     (467,646)     (8,001,888)
======================================================================================================================
                                                               1,300,018    $ 28,732,197    (3,858,507)   $(69,642,555)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 12% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) As of the opening of business on April 23, 2007 the Fund acquired all the net asset of AIM Opportunities II Fund and AIM Opportunities III Fund pursuant to plans of reorganization approved by the Trustees of the Fund on November 8, 2006 and by the shareholders of AIM Opportunities II Fund and AIM Opportunities III Fund, respectively on April 12, 2007. The acquisition was accomplished by a tax-free exchange of 6,420,084 shares of the Fund for 3,316,682 shares outstanding of AIM Opportunities II Fund and 5,463,228 shares outstanding of AIM Opportunities III Fund as of the close of business on April 20, 2007. Each class of shares of AIM Opportunities II Fund and AIM Opportunities III Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of AIM Opportunities II Fund and AIM Opportunities III Fund to the net asset value of the Fund on the close of business, April 20, 2007. AIM Opportunities II Fund's net assets as of the close of business on April 20, 2007 of $78,902,797 including $8,801,527 of unrealized appreciation and AIM Opportunities III Fund's net assets as of the close of business on April 20, 2007 of $53,553,988 including $7,852,880 of unrealized appreciation, were combined with the net assets of the Fund immediately before the acquisition of $350,064,699. The combined aggregate net assets of the Fund subsequent to the reorganization were $482,521,483.

NOTE 14--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s).

    New proposed sub-advisory agreements between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements") . This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM Select Equity Fund


NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2007           2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  21.10       $  18.55    $  17.65    $  15.50    $  11.97
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                 0.04           0.03       (0.04)      (0.06)(b)    (0.09)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.12)          2.52        0.94        2.21        3.62
=========================================================================================================================
    Total from investment operations                             (0.08)          2.55        0.90        2.15        3.53
=========================================================================================================================
Net asset value, end of period                                $  21.02       $  21.10    $  18.55    $  17.65    $  15.50
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                  (0.38)%        13.75%       5.10%      13.87%      29.49%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $271,828       $259,817    $259,946    $292,681    $288,976
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.33%(d)       1.40%       1.39%       1.38%       1.47%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.34%(d)       1.41%       1.39%       1.40%       1.47%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets       0.19%(d)       0.14%      (0.21)%     (0.40)%(b)    (0.65)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(e)                                         129%            72%         91%         38%         69%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.08) and (0.51)%, respectively, for the year ended December 31, 2004.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $283,403,777.
(e) For the period ending December 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $116,070,354 and sold of $105,558,150 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM Opportunities II Fund and AIM Opportunities III Fund into the Fund.

                                                                                       CLASS B
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                               2007          2006        2005        2004        2003
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 18.58       $ 16.46    $  15.78    $  13.96    $  10.86
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                               (0.11)        (0.11)      (0.15)      (0.17)(b)    (0.17)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.10)         2.23        0.83        1.99        3.27
=======================================================================================================================
    Total from investment operations                            (0.21)         2.12        0.68        1.82        3.10
=======================================================================================================================
Net asset value, end of period                                $ 18.37       $ 18.58    $  16.46    $  15.78    $  13.96
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(c)                                                 (1.13)%       12.88%       4.31%      13.04%      28.55%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $89,372       $85,521    $106,097    $148,300    $198,148
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.08%(d)      2.15%       2.14%       2.13%       2.22%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.09%(d)      2.16%       2.14%       2.15%       2.22%
=======================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.56)%(d)    (0.61)%     (0.96)%     (1.15)%(b)    (1.40)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(e)                                        129%           72%         91%         38%         69%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.19) and (1.26)%, respectively, for the year ended December 31, 2004.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $101,490,726.
(e) For the period ending December 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $116,070,354 and sold of $105,558,150 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM Opportunities II Fund and AIM Opportunities III Fund into the Fund.

AIM Select Equity Fund

                                                                                     CLASS C
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2007          2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 18.55       $ 16.43    $ 15.75    $ 13.94    $ 10.84
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                               (0.11)        (0.11)     (0.15)     (0.17)(b)   (0.17)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.11)         2.23       0.83       1.98       3.27
====================================================================================================================
    Total from investment operations                            (0.22)         2.12       0.68       1.81       3.10
====================================================================================================================
Net asset value, end of period                                $ 18.33       $ 18.55    $ 16.43    $ 15.75    $ 13.94
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                 (1.19)%       12.90%      4.32%     12.98%     28.60%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $27,396       $19,966    $22,860    $29,710    $33,585
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.08%(d)      2.15%      2.14%      2.13%      2.22%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.09%(d)      2.16%      2.14%      2.15%      2.22%
====================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.56)%(d)    (0.61)%    (0.96)%    (1.15)%(b)   (1.40)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                                        129%           72%        91%        38%        69%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.19) and (1.26)% respectively, for the year ended December 31, 2004.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $28,504,559.
(e) For the period ending December 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $116,070,354 and sold of $105,558,150 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM Opportunities II Fund and AIM Opportunities III Fund into the Fund.

NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

AIM Select Equity Fund

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Select Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Funds Group and Shareholders of AIM Select Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Select Equity Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2008
Houston, Texas

AIM Select Equity Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                                              ------------------------------      ------------------------------
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00           $938.00           $ 6.40           $1,018.60          $ 6.67            1.31%
          B                   1,000.00            934.40            10.04            1,014.82           10.46            2.06
          C                   1,000.00            933.80            10.04            1,014.82           10.46            2.06

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Select Equity Fund

TAX INFORMATION

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 were 3.60%, 8.76%, 5.86%, and 5.22%, respectively.

AIM Select Equity Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       1987       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         2001       Retired                                   None
  Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm)
                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2000       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          1997       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      1998       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        1992       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee                                    Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Select Equity Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, Invesco       N/A
  Vice President                             Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       General Counsel, Secretary and Senior
  Vice President                             Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       1992       Head of Invesco's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

                [EDELIVERY                   Fund holdings and proxy voting information
               GO PAPERLESS
       AIMINVESTMENTS.COM/EDELIVERY          The Fund provides a complete list of its
                 GRAPHIC]                    holdings four times in each fiscal year,
                                             at the quarter-ends. For the second and
REGISTER FOR EDELIVERY                       fourth quarters, the lists appear in the
                                             Fund's semiannual and annual reports to
eDelivery is the process of receiving your   shareholders. For the first and third
fund and account information via e-mail.     quarters, the Fund files the lists with
Once your quarterly statements, tax forms,   the Securities and Exchange Commission
fund reports, and prospectuses are           (SEC) on Form N-Q. The most recent list of
available, we will send you an e-mail        portfolio holdings is available at
notification containing links to these       AIMinvestments.com. From our home page,
documents. For security purposes, you will   click on Products & Performance, then
need to log in to your account to view       Mutual Funds, then Fund Overview. Select
your statements and tax forms.               your Fund from the drop-down menu and
                                             click on Complete Quarterly Holdings.
WHY SIGN UP?                                 Shareholders can also look up the Fund's
                                             Forms N-Q on the SEC Web site at sec.gov.
Register for eDelivery to:                   Copies of the Fund's Forms N-Q may be
                                             reviewed and copied at the SEC Public
o  save your Fund the cost of printing and   Reference Room in Washington, D.C. You can
   postage.                                  obtain information on the operation of the
                                             Public Reference Room, including
o  reduce the amount of paper you receive.   information about duplicating fee charges,
                                             by calling 202-942-8090 or 800-732-0330,
o  gain access to your documents faster by   or by electronic request at the following
   not waiting for the mail.                 e-mail address: publicinfo@sec.gov. The
                                             SEC file numbers for the Fund are
o  view your documents online anytime at     811-01540 and 002-27334.
   your convenience.
                                             A description of the policies and
o  save the documents to your personal       procedures that the Fund uses to determine
   computer or print them out for your       how to vote proxies relating to portfolio
   records.                                  securities is available without charge,
                                             upon request, from our Client Services
HOW DO I SIGN UP?                            department at 800-959-4246 or on the AIM
                                             Web site, AIMinvestments.com. On the home
It's easy. Just follow these simple steps:   page, scroll down and click on Proxy
                                             Policy. The information is also available
1. Log in to your account.                   on the SEC Web site, sec.gov.

2. Click on the "Service Center" tab.        Information regarding how the Fund voted
                                             proxies related to its portfolio
3. Select "Register for eDelivery" and       securities during the 12 months ended June
complete the consent process.                30, 2007, is available at our Web site. Go
                                             to AIMinvestments.com, access the About Us
This AIM service is provided by AIM          tab, click on Required Notices and then
Investment Services, Inc.                    click on Proxy Voting Activity. Next,
                                             select the Fund from the drop-down menu.
                                             The information is also available on the
                                             SEC Web site, sec.gov.

                                             If used after April 20, 2008, this report
                                             must be accompanied by a Fund fact sheet
                                             or by an AIM Quarterly Performance Review
                                             for the most recent quarter-end. Mutual
                                             funds and exchange-traded funds
                                             distributed by A I M Distributors, Inc.

                                             SEQ-AR-1          A I M Distributors, Inc.

                                                                [AIM INVESTMENTS LOGO]
                                                               --REGISTERED TRADEMARK--

DOMESTIC EQUITY
Small Cap

                                                       AIM Small Cap Equity Fund
                               Annual Report to Shareholders - December 31, 2007



Table of Contents

Letters to Shareholders ............    2
Performance Summary ................    4
Management Discussion ..............    4
Long-term Fund Performance .........    6
Supplemental Information ...........    8
Schedule of Investments ............    9
Financial Statements ...............   13
Notes to Financial Statements ......   16
Financial Highlights ...............   22
Auditor's Report ...................   26
Fund Expenses ......................   27
Tax Information ....................   28            [COVER GLOBE IMAGE]
Trustees and Officers ..............   29

[AIM INVESTMENT SOLUTIONS]

      [GRAPHIC]   [GRAPHIC]
      [DOMESTIC     [FIXED
        EQUITY]    INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

    [GRAPHIC]      [GRAPHIC]
     [SECTOR    [INTERNATIONAL/
      EQUITY]    GLOBAL EQUITY]

     [AIM INVESTMENTS LOGO]
    --REGISTERED TRADEMARK--

AIM Small Cap Equity Fund

                    Dear Shareholders:

                    I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review, and factors that affected its performance. The
    [TAYLOR         following pages contain important information that answers
     PHOTO]         questions you may have about your investment.

                       Despite notable volatility at points throughout the year
  Philip Taylor     ended December 31, 2007, major stock market indexes in the
                    U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S. Federal Reserve Board (the Fed) to lower short-term interest rates, among other factors.

                       At its mid-September 2007 meeting, the Fed cut its
                    federal funds target rate for the first time since June 2003.(1) That cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address concerns about a weak housing market and problems in the subprime mortgage market, which some feared could adversely affect the U.S. economy. The Fed cut the federal funds target rate again in late October and mid-December in response to continued economic uncertainty.

                       This kind of uncertainty can affect equity, fixed-income
                    and other markets--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                    o  Domestic, global and international equity funds.

                    o  Taxable and tax-exempt fixed-income funds.

                    o Allocation portfolios, with risk/return characteristics to match your needs.

                    o AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares--REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears.

                       I encourage you to talk with your financial advisor if
                    you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                    In conclusion

                    In May, AIM Investments' parent company changed its name from AMVESCAP PLC to Invesco Ltd., uniting our worldwide operations and global expertise under a new name. While the name of our parent company may be new to you, I can assure you that AIM's commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                       We at AIM are committed to helping you achieve your
                    financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                    Sincerely,


                    /S/ PHILIP TAYLOR
                    -------------------------
                    Philip Taylor
                    President - AIM Funds
                    CEO, AIM Investments

                    February 11, 2008

                    Source: (1) U.S. Federal Reserve Board

                    AIM Investments--REGISTERED TRADEMARK-- is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and PowerShares Capital Management LLC are the investment advisors for the products and services represented by AIM Investments; they each provide investment advisory services to individual and institutional clients and do not sell securities. A I M Distributors, Inc. is the distributor for the retail mutual funds and U.S. institutional money market funds represented by AIM Investments and the exchange-traded funds managed by PowerShares Capital Management LLC. All entities are indirect wholly owned subsidiaries of Invesco Ltd.

AIM Small Cap Equity Fund

                    Dear Fellow AIM Fund Shareholders:

                    The lines of communication are open: More than 250 of you
   [CROCKETT        have responded to the invitation I extended in my previous
     PHOTO]         letter to complete an online survey, and more than 50
                    shareholders have contacted me directly by e-mail. When I
Bruce L. Crockett   could respond quickly and easily to a shareholder's specific concern I did, but the messages for the most part raised consistent issues that I respond to here.

                       I have received many suggestions, a few complaints, and
                    one offer to buy a gold mine! In general, your letters expressed an appreciation for transparency, frankness and the opportunity to comment. Nevertheless, several shareholders found room for improvement in communications. Some would like more concise letters while others would prefer reports to be more customized for their particular information needs. With these reports going to tens of thousands of people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the information required by law. The ability to change or further customize letters and reports is also affected by technology, timeliness and cost.

                       Online survey responders preferred electronic
                    communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

                       The correspondence shows that improving fund performance
                    and reducing shareholder costs remain the key shareholder concerns. Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with AIM Investments to make improved performance a top priority for all fund managers.

                       Expense levels came up as another dominant issue, and no
                    respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds' 12b-1 fees annually with the shareholders' best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

                       The value of communication between the Board and
                    shareholders has been noted within and beyond the AIM community. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. Morningstar--TRADEMARK--, the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where AIM was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

                       In other news, Ruth Quigley retired from your Board at
                    the end of 2007, and we thank her for her many years of dedicated service. Larry Soll has assumed Ruth's place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathi-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

                       Your Board looks forward to another year of diligent
                    effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

                    Sincerely,


                    /S/ BRUCE L. CROCKETT
                    -------------------------
                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board of Trustees

                    February 11, 2008

AIM Small Cap Equity Fund

Management's discussion of Fund performance                                               2. Valuation analysis. Identifying
                                                                                          attractively valued stocks given their
=======================================================================================   growth potential over a one- to two-year
PERFORMANCE SUMMARY                                                                       horizon.

For the year ended December 31, 2007, AIM Small Cap Equity Fund, at net asset value       3. Timeliness analysis. Identifying the
(NAV), had positive returns and outperformed its style-specific index, the Russell 2000   "timeliness" of a stock purchase. We
Index. Outperformance versus the Russell 2000 Index was driven by solid stock selection   review trading volume characteristics and
in several sectors.                                                                       trend analysis to make sure there are no
                                                                                          signs of stock deterioration. This also
   The Fund underperformed the broad market index, the S&P 500 Index, as large-cap        serves as a risk management measure that
stocks generally outperformed small-cap stocks during the year. The S&P 500 Index is      helps us confirm our high conviction
heavily oriented to large-cap stocks.                                                     candidates.

   Your Fund's long-term performance appears later in this report.                           We consider selling or trimming a stock
                                                                                          when:
FUND VS. INDEXES
                                                                                          o The company's fundamental business
Total returns, 12/31/06-12/31/07, at NAV. Performance shown does not include applicable   prospects deteriorate.
CDSC or front-end sales charges, which would have reduced performance.
                                                                                          o A stock hits its target price.
Class A Shares                                                                    4.92%
Class B Shares                                                                    4.16    o The company's technical profile
Class C Shares                                                                    4.16    deteriorates.
Class R Shares                                                                    4.65
S&P 500 Index(triangle) (Broad Market Index)                                      5.49    Market conditions and your Fund
Russell 2000 Index(triangle) (Style-Specific Index)                              -1.57
Lipper Small-Cap Core Funds Index(triangle) (Peer Group Index)                    1.92    Despite high market volatility late in the
                                                                                          year, major U.S. equity markets finished
SOURCE: (TRIANGLE)LIPPER INC.                                                             the year in positive territory.(1) In the
=======================================================================================   first part of the year, strong economic
                                                                                          growth, favorable corporate earnings and
How we invest                                keeping the Fund's sector weightings in      increased merger and acquisition activity
                                             line with the benchmark by staying fully     drove equity markets. However, concerns
We focus on small-cap companies with         diversified in all those sectors.            about the credit markets, continued
visible and long-term growth                                                              weakness in housing and rising oil prices
opportunities, as demonstrated by            o STOCK SELECTION: We select stocks based    weighed heavily on investor sentiment
consistent and accelerating earnings         on an analysis of individual companies.      during much of the second half of the
growth. Our investment philosophy            Our three-step selection process includes:   year.
involves:                                    1. Fundamental analysis. Building
                                             financial models and conducting in-depth        In this environment, mid- and large-cap
o PORTFOLIO CONSTRUCTION: We align the       interviews with company management.          stocks generally outperformed small-cap
Fund with the S&P SmallCap 600 Index, the                                                 stocks.(1) Additionally, growth stocks
benchmark we believe represents the                                                       generally outperformed value stocks.(1)
smallcap- core asset class. We seek to                                                    With the exception of the financials,
control risk by                                                                           utilities and consumer discretionary
                                                                                          sectors, positive performance

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*

By sector                                    1. Industrial Machinery                5.0%  1. UAP Holding Corp.                  1.8%
Information Technology                21.3%  2. Regional Banks                      3.8   2. Capella Eduction Co.               1.6
Industrials                           17.0   3. Oil & Gas Exploration &                   3. Bio-Rad Laboratories, Inc.
Health Care                           13.5      Production                          3.8      -Class A                           1.6
Financials                            12.4                                                4. Haemonetics Corp.                  1.5
Consumer Discretionary                11.5   4. Life Sciences Tools & Services      3.4   5. Tupperware Brands Corp.            1.5
Materials                              7.7                                                6. Comtech Telecommunications Corp.   1.5
Energy                                 6.9   5. Data Processing &                         7. Omnicell, Inc.                     1.5
Consumer Staples                       4.3      Outsourced Services                 3.3   8. Genlyte Group Inc. (The)           1.4
Telecommunication Services             2.8                                                9. Comstock Resources, Inc.           1.4
Utilities                              1.9                                                10. RBC Bearings Inc.                 1.4
Money Market Funds Plus Other
Assets Less Laibilities                0.7                                                Total Net Assets          $569.81 million

                                                                                          Total Number of Holdings*             108

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.
==========================================   ==========================================   ==========================================

AIM Small Cap Equity Fund

was broad among Russell 2000 Index sectors   e-commerce and other Internet-based          The views and opinions expressed in
with the best returns found in the           transactions are processed securely.         management's discussion of Fund
materials, energy and health care            Examples of semiconductor holdings that      performance are those of A I M Advisors,
sectors.(1)                                  performed well include HITTITE MICROWAVE,    Inc. These views and opinions are subject
                                             which we sold, and POWER INTEGRATIONS.       to change at any time based on factors
   The Fund benefited from positive                                                       such as market and economic conditions.
absolute performance in seven out of 10         Two other holdings that were among the    These views and opinions may not be relied
economic sectors, with the highest           Fund's top five contributors to              upon as investment advice or
positive impact on performance coming from   performance included energy equipment and    recommendations, or as an offer for a
holdings in the industrials, energy,         services firms OCEANEERING INTERNATIONAL     particular security. The information is
health care and information technology       and NATCO GROUP. Both companies benefited    not a complete analysis of every aspect of
(IT) sectors. On a relative basis, the       from strong growth in revenue and earnings   any market, country, industry, security or
Fund outperformed the Russell 2000 Index     during the year.                             the Fund. Statements of fact are from
in six sectors, with the widest margin of                                                 sources considered reliable, but A I M
outperformance in the financials,               Underperformance versus the Russell       Advisors, Inc. makes no representation or
industrials and IT sectors.                  2000 Index was concentrated in the           warranty as to their completeness or
                                             consumer discretionary sector, where the     accuracy. Although historical performance
   The financials sector was the weakest     Fund's holdings generally underperformed     is no guarantee of future results, these
performing sector in the Russell 2000        those of the index. Two specialty retail     insights may help you understand our
Index during the fiscal year, as investors   holdings were among the leading detractors   investment management philosophy.
were concerned about the extent of           from Fund performance during the fiscal
potential subprime loan defaults and the     year--Wet Seal and Charming Shoppes.            See important Fund and index
impact on many financial companies. While    Additionally, media holding Gatehouse           disclosures later in this report.
the Fund had negative returns in the         Media was a significant detractor from
financials sector, it fared better than      Fund performance. While we sold Wet Seal                    Juliet Ellis
the Russell 2000 Index in this sector due    and Charming Shoppes, we continued to own        [ELLIS     Chartered Financial
to both stock selection and an underweight   Gatehouse Media at the close of the year.        PHOTO]     Analyst, senior portfolio
position. Specifically, underweight                                                                      manager, is lead manager of
positions in banking and real estate            The Fund also underperformed in the       AIM Small Cap Equity Fund. Ms. Ellis
investment trust holdings were a key         consumer staples and health care sectors     joined AIM in 2004. She previously served
contributor to outperformance versus the     by a narrow margin, driven largely by        as senior portfolio manager of two
Russell 2000 Index.                          stock selection.                             small-cap funds for another company and
                                                                                          was responsible for the management of more
   The industrials sector rallied during        The most significant changes to overall   than $2 billion in assets. Ms. Ellis began
much of the year, and the Fund benefited     positioning of the Fund included additions   her investment career in 1981 as a
from solid stock selection in several        in the IT, health care and materials         financial consultant. She is a cum laude
industries, including machinery and          sectors and reductions in the financials,    and Phi Beta Kappa graduate of Indiana
trading companies/distributors. An example   energy and industrials sectors. All          University with a B.A. in economics and
of a machinery holding that performed well   changes to the Fund were based on our        political science.
was Chart Industries, a company that         bottom-up stock selection process of
designs equipment used in low temperature    identifying high quality growth companies                   Juan Hartsfield
applications including the liquefaction of   trading at what we believe are attractive     [HARTSFIELD   Chartered Financial
natural gas. In the trading                  valuations.                                      PHOTO]     Analyst, portfolio manager,
company/distributor industry, UAP Holding                                                                is manager of AIM Small Cap
also made a significant contribution to         Although we are pleased to have           Equity Fund. Prior to joining AIM in 2004,
performance. UAP Holding distributes         provided positive returns, at NAV, for our   he began his investment career in 2000 as
products that help protect crops,            investors for the year, we are always        an equity analyst and most recently served
including seeds, fertilizers and             striving to improve performance and help     as a portfolio manager. Mr. Hartsfield
pesticides. Both companies benefited from    you meet your financial goals. We thank      earned a B.S. in petroleum engineering
strong demand for their products during      you for your commitment to AIM Small Cap     from The University of Texas at Austin and
the year.                                    Equity Fund.                                 his M.B.A. from the University of
                                                                                          Michigan. Assisted by the Small Cap
   The Fund also outperformed the Russell    Source: (1) Lipper Inc.                      /Growth Team
2000 Index in the IT sector, driven by
solid stock selection. Within this sector,
specific areas of strength included IT
services and semiconductors/semiconductor
equipment. One IT services holding that
made a meaningful contribution to
performance was CYBERSOURCE, a company
that provides software and services that
help ensure that

AIM Small Cap Equity Fund

Your Fund's long-term performance

Past performance cannot guarantee            table(s) does not reflect deduction of       a doubling, or 100% change, in the value
comparable future results.                   taxes a shareholder would pay on Fund        of the investment. In other words, the
                                             distributions or sale of Fund shares.        space between $5,000 and $10,000 is the
The data shown in the chart include          Performance of the indexes does not          same size as the space between $10,000 and
reinvested distributions, applicable sales   reflect the effects of taxes.                $20,000.
charges, Fund expenses and management
fees. Results for Class B shares are         This chart, which is a logarithmic chart,
calculated as if a hypothetical              presents the fluctuations in the value of
shareholder had liquidated his entire        the Fund and its indexes. We believe that
investment in the Fund at the close of the   a logarithmic chart is more effective than
reporting period and paid the applicable     other types of charts in illustrating
contingent deferred sales charges. Index     changes in value during the early years
results include reinvested dividends, but    shown in the chart. The vertical axis, the
they do not reflect sales charges.           one that indicates the dollar value of an
Performance of an index of funds reflects    investment, is constructed with each
fund expenses and management fees;           segment representing a percent change in
performance of a market index does not.      the value of the investment. In this
Performance shown in the chart and           chart, each segment represents

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund and index data from 8/31/00

          AIM Small Cap Equity   AIM Small Cap Equity   AIM Small Cap Equity   S&P 500    Russell 2000     Lipper Small-Cap
  Date     Fund-Class A Shares    Fund-Class B Shares    Fund-Class C Shares   Index(1)     Index(1)     Core Funds Index(1)

8/31/00         $ 9450                  $10000                  $10000          $10000       $10000             $10000
   9/00           9308                    9850                    9850            9472         9706               9743
  10/00           9233                    9760                    9760            9432         9273               9450
  11/00           8193                    8660                    8660            8689         8321               8509
  12/00           8845                    9340                    9340            8732         9036               9335
   1/01           9280                    9790                    9790            9041         9506               9668
   2/01           8410                    8870                    8870            8217         8882               9054
   3/01           7985                    8420                    8420            7697         8448               8625
   4/01           8722                    9191                    9191            8295         9109               9313
   5/01           9251                    9740                    9740            8350         9333               9652
   6/01           9648                   10160                   10160            8147         9655               9951
   7/01           9384                    9871                    9871            8067         9132               9720
   8/01           9072                    9541                    9541            7562         8837               9448
   9/01           7985                    8391                    8391            6952         7648               8210
  10/01           8288                    8702                    8702            7084         8095               8698
  11/01           8883                    9322                    9322            7628         8722               9344
  12/01           9634                   10113                   10103            7695         9260              10000
   1/02           9530                    9992                    9992            7582         9164               9882
   2/02           9426                    9883                    9883            7436         8913               9618
   3/02          10325                   10812                   10812            7716         9629              10357
   4/02          10429                   10913                   10913            7248         9717              10408
   5/02          10211                   10683                   10683            7195         9286              10020
   6/02           9634                   10073                   10073            6683         8825               9459
   7/02           8046                    8413                    8403            6162         7492               8173
   8/02           8140                    8503                    8503            6202         7473               8217
   9/02           7374                    7692                    7692            5529         6936               7635
  10/02           7573                    7902                    7902            6015         7159               7906
  11/02           8036                    8383                    8383            6369         7798               8490
  12/02           7781                    8113                    8113            5995         7363               8077
   1/03           7573                    7883                    7883            5838         7160               7841
   2/03           7299                    7593                    7592            5750         6943               7596
   3/03           7497                    7803                    7803            5806         7033               7660
   4/03           8093                    8413                    8413            6284         7699               8298
   5/03           8783                    9133                    9133            6615         8526               9027
   6/03           9019                    9373                    9363            6699         8680               9235
   7/03           9596                    9964                    9963            6817         9223               9709
   8/03           9964                   10345                   10334            6950         9646              10129
   9/03           9785                   10154                   10154            6876         9468               9909
  10/03          10588                   10985                   10975            7265        10263              10688
  11/03          10928                   11335                   11325            7329        10627              11073
  12/03          11373                   11775                   11776            7713        10843              11381
   1/04          11694                   12105                   12096            7855        11314              11742
   2/04          11979                   12395                   12386            7964        11415              11946
   3/04          12083                   12496                   12486            7844        11522              12075
   4/04          11563                   11946                   11946            7721        10934              11660
   5/04          11724                   12106                   12096            7827        11108              11762
   6/04          12036                   12427                   12417            7979        11576              12264
   7/04          11156                   11506                   11507            7715        10797              11618
   8/04          10702                   11026                   11027            7746        10741              11516
   9/04          11128                   11456                   11457            7829        11245              12089
  10/04          11402                   11737                   11738            7949        11467              12287
  11/04          12205                   12557                   12547            8271        12461              13257
  12/04          12448                   12795                   12795            8552        12830              13471
   1/05          12030                   12362                   12362            8343        12295              13081
   2/05          12390                   12733                   12723            8519        12503              13386
   3/05          12127                   12455                   12445            8368        12145              13049
   4/05          11378                   11672                   11672            8210        11450              12345
   5/05          12088                   12393                   12383            8471        12199              13006
   6/05          12369                   12682                   12671            8483        12670              13450
   7/05          12933                   13249                   13237            8798        13472              14249
   8/05          12748                   13053                   13052            8718        13223              14117
   9/05          12923                   13228                   13217            8788        13264              14252
  10/05          12680                   12970                   12959            8642        12852              13814
  11/05          13351                   13649                   13639            8968        13476              14446
  12/05          13265                   13548                   13538            8972        13415              14490
   1/06          14260                   14562                   14551            9209        14617              15594
   2/06          14326                   14608                   14609            9234        14577              15490
   3/06          14716                   15000                   14989            9349        15284              16173
====================================================================================================================================

                                                                                                             Source: (1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   4/06          14986                   15265                   15254            9474        15282              16294
   5/06          14651                   14908                   14910            9202        14424              15508
   6/06          14500                   14747                   14749            9214        14516              15402
   7/06          14110                   14345                   14346            9271        14044              14879
   8/06          14446                   14679                   14680            9491        14460              15174
   9/06          14597                   14829                   14830            9736        14580              15245
  10/06          15215                   15439                   15441           10053        15420              15982
  11/06          15691                   15923                   15913           10244        15825              16448
  12/06          15499                   15706                   15708           10387        15878              16475
   1/07          15715                   15923                   15912           10544        16144              16769
   2/07          15803                   15991                   15993           10339        16016              16807
   3/07          15904                   16087                   16089           10454        16188              16992
   4/07          16284                   16467                   16469           10917        16478              17477
   5/07          17019                   17201                   17189           11298        17154              18231
   6/07          16867                   17024                   17026           11110        16902              18047
   7/07          15955                   16100                   16087           10766        15746              17101
   8/07          16347                   16480                   16482           10927        16103              17167
   9/07          16803                   16941                   16930           11335        16380              17534
  10/07          17247                   17377                   17365           11516        16849              17958
  11/07          16272                   16371                   16373           11034        15640              16755
  12/07          16266                   16347                   16348           10958        15630              16791
====================================================================================================================================

AIM Small Cap Equity Fund

==========================================
AVERAGE ANNUAL TOTAL RETURNS                    THE TOTAL ANNUAL FUND OPERATING EXPENSE
                                             RATIO SET FORTH IN THE MOST RECENT FUND
As of 12/31/07, including maximum            PROSPECTUS AS OF THE DATE OF THIS REPORT
applicable sales charges                     FOR CLASS A, CLASS B, CLASS C AND CLASS R
                                             SHARES WAS 1.49%, 2.24%, 2.24% AND 1.74%,
CLASS A SHARES                               RESPECTIVELY. THE EXPENSE RATIOS PRESENTED
Inception (8/31/00)                   6.86%  ABOVE MAY VARY FROM THE EXPENSE RATIOS
   5 Years                           14.58   PRESENTED IN OTHER SECTIONS OF THIS REPORT
   1 Year                            -0.84   THAT ARE BASED ON EXPENSES INCURRED DURING
                                             THE PERIOD COVERED BY THIS REPORT.
CLASS B SHARES
Inception (8/31/00)                   6.93%     CLASS A SHARE PERFORMANCE REFLECTS THE
   5 Years                           14.82   MAXIMUM 5.50% SALES CHARGE, AND CLASS B
   1 Year                            -0.56   AND CLASS C SHARE PERFORMANCE REFLECTS THE
                                             APPLICABLE CONTINGENT DEFERRED SALES
CLASS C SHARES                               CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
Inception (8/31/00)                   6.93%  CDSC ON CLASS B SHARES DECLINES FROM 5%
   5 Years                           15.05   BEGINNING AT THE TIME OF PURCHASE TO 0% AT
   1 Year                             3.22   THE BEGINNING OF THE SEVENTH YEAR. THE
                                             CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
CLASS R SHARES                               YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
Inception                             7.45%  HAVE A FRONT-END SALES CHARGE; RETURNS
   5 Years                           15.60   SHOWN ARE AT NET ASSET VALUE AND DO NOT
   1 Year                             4.65   REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
==========================================   ON A TOTAL REDEMPTION OF RETIREMENT PLAN
                                             ASSETS WITHIN THE FIRST YEAR.
CLASS R SHARES' INCEPTION DATE IS JUNE 3,
2002. RETURNS SINCE THAT DATE ARE               THE PERFORMANCE OF THE FUND'S SHARE
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    CLASSES WILL DIFFER PRIMARILY DUE TO
BLENDED RETURNS OF HISTORICAL CLASS R        DIFFERENT SALES CHARGE STRUCTURES AND
SHARE PERFORMANCE AND RESTATED CLASS A       CLASS EXPENSES.
SHARE PERFORMANCE (FOR PERIODS PRIOR TO
THE INCEPTION DATE OF CLASS R SHARES) AT
NET ASSET VALUE, ADJUSTED TO REFLECT THE
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS
R SHARES. CLASS A SHARES' INCEPTION DATE
IS AUGUST 31, 2000.

   THE PERFORMANCE DATA QUOTED REPRESENT
PAST PERFORMANCE AND CANNOT GUARANTEE
COMPARABLE FUTURE RESULTS; CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
VISIT AIMINVESTMENTS.COM FOR THE MOST
RECENT MONTH-END PERFORMANCE. PERFORMANCE
FIGURES REFLECT REINVESTED DISTRIBUTIONS,
CHANGES IN NET ASSET VALUE AND THE EFFECT                                                 ==========================================
OF THE MAXIMUM SALES CHARGE UNLESS                                                        FOR A DISCUSSION OF THE RISKS OF
OTHERWISE STATED. INVESTMENT RETURN AND                                                   INVESTING IN YOUR FUND AND INDEXES
PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU                                                USED IN THIS REPORT, PLEASE TURN
MAY HAVE A GAIN OR LOSS WHEN YOU SELL                                                     THE PAGE.
SHARES.                                                                                   ==========================================

AIM Small Cap Equity Fund

AIM SMALL CAP EQUITY FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of December 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes

o Class B shares are not available as an     o Investing in a fund that invests in        three-year sales-per-share growth value,
investment for retirement plans maintained   smaller companies involves risks not         compared to the S&P SmallCap 600 Index.
pursuant to Section 401 of the Internal      associated with investing in more
Revenue Code, including 401(k) plans,        established companies, such as business      o The Fund is not managed to track the
money purchase pension plans and profit      risk, stock price fluctuations and           performance of any particular index,
sharing plans. Plans that had existing       illiquidity.                                 including the indexes defined here, and
accounts invested in Class B shares prior                                                 consequently, the performance of the Fund
to September 30, 2003, will continue to be   o The prices of initial public offering      may deviate significantly from the
allowed to make additional purchases.        (IPO) securities may go up and down more     performance of the indexes.
                                             than prices of equity securities of
o Class R shares are available only to       companies with longer trading histories.     o A direct investment cannot be made in an
certain retirement plans. Please see the     In addition, companies offering securities   index. Unless otherwise indicated, index
prospectus for more information.             in IPOs may have less experienced            results include reinvested dividends, and
                                             management or limited operating histories.   they do not reflect sales charges.
Principal risks of investing in the Fund     There can be no assurance that the fund      Performance of an index of funds reflects
                                             will have favorable IPO investment           fund expenses; performance of a market
o Since a large percentage of the Fund's     opportunities.                               index does not.
assets may be invested in securities of a
limited number of companies, each            About indexes used in this report            Other information
investment has a greater effect on the
Fund's overall performance, and any change   o The S&P 500 --REGISTERED TRADEMARK--       o The returns shown in the management's
in the value of those securities could       INDEX is a market capitalization-weighted    discussion of Fund performance are based
significantly affect the value of your       index covering all major areas of the U.S.   on net asset values calculated for
investment in the Fund.                      economy. It is not the 500 largest           shareholder transactions. Generally
                                             companies, but rather the most widely held   accepted accounting principles require
o The value of convertible securities in     500 companies chosen with respect to         adjustments to be made to the net assets
which the Fund invests may be affected by    market size, liquidity, and their            of the Fund at period end for financial
market interest rates--the risk that the     industry.                                    reporting purposes, and as such, the net
issuer may default on interest or                                                         asset values for shareholder transactions
principal payments and the value of the      o The S&P SMALLCAP 600 INDEX is a            and the returns based on those net asset
underlying common stock into which these     marketvalue weighted index that consists     values may differ from the net asset
securities may be converted may decline as   of 600 smallcap domestic stocks chosen for   values and returns reported in the
a result.                                    market size, liquidity, and industry group   Financial Highlights.
                                             representation.
o Prices of equity securities change in                                                   o Industry classifications used in this
response to many factors including the       o THE RUSSELL 2000 --REGISTERED              report are generally according to the
historical and prospective earnings of the   TRADEMARK-- Index measures the performance   Global Industry Classification Standard,
issuer, the value of its assets, general     of the 2,000 smallest companies in the       which was developed by and is the
economic conditions, interest rates,         Russell 3000 --REGISTERED TRADEMARK--        exclusive property and a service mark of
investor perceptions and market liquidity.   Index, which represents approximately 8%     Morgan Stanley Capital International Inc.
                                             of the total market capitalization of the    and Standard & Poor's.
o Foreign securities have additional         Russell 3000 Index. The Russell 2000 Index
risks, including exchange rate changes,      and the Russell 3000 Index are               o The Chartered Financial
political and economic upheaval, the         trademarks/service marks of the Frank        Analyst--REGISTERED TRADEMARK--
relative lack of information, relatively     Russell Company. Russell --REGISTERED        (CFA--REGISTERED TRADEMARK--) designation
low market liquidity, and the potential      TRADEMARK-- is a trademark of the Frank      is a globally recognized standard for
lack of strict financial and accounting      Russell Company.                             measuring the competence and integrity of
controls and standards.                                                                   investment professionals.
                                             o The LIPPER SMALL-CAP CORE FUNDS INDEX is
                                             an equally weighted representation of the
                                             largest funds in the Lipper Small-Cap Core
                                             Funds category. These funds typically have
                                             an average price-to-earnings ratio,
                                             price-to-book ratio, and

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       SMEAX
=======================================================================================   Class B Shares                       SMEBX
                                                                                          Class C Shares                       SMECX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class R Shares                       SMERX
                                                                                          ==========================================
AIMINVESTMENTS.COM

AIM Small Cap Equity Fund

SCHEDULE OF INVESTMENTS(a)

December 31, 2007


                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER
  EQUITY INTERESTS-99.27%

AEROSPACE & DEFENSE-1.52%

Aeroviroment Inc.(b)                               90,171   $  2,182,138
------------------------------------------------------------------------
Curtiss-Wright Corp.                              129,238      6,487,748
========================================================================
                                                               8,669,886
========================================================================

AIRLINES-1.12%

Allegiant Travel Co.(b)                           198,413      6,376,994
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.85%

Fossil, Inc.(b)                                   115,014      4,828,288
========================================================================

APPLICATION SOFTWARE-1.24%

Blackbaud, Inc.                                   251,238      7,044,713
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.00%

Affiliated Managers Group, Inc.(b)(c)              48,319      5,675,550
========================================================================

BIOTECHNOLOGY-0.27%

InterMune, Inc.(b)(c)                             114,202      1,522,313
========================================================================

BUILDING PRODUCTS-1.75%

Goodman Global, Inc.(b)                           246,432      6,047,441
------------------------------------------------------------------------
NCI Building Systems, Inc.(b)(c)                  135,931      3,913,454
========================================================================
                                                               9,960,895
========================================================================

CATALOG RETAIL-0.57%

PC Mall, Inc.(b)(c)                               351,855      3,275,770
========================================================================

COMMUNICATIONS EQUIPMENT-2.53%

Comtech Telecommunications Corp.(b)               159,260      8,601,633
------------------------------------------------------------------------
OpNext, Inc.(b)                                   341,453      3,021,859
------------------------------------------------------------------------
Starent Networks Corp.(b)                         152,432      2,781,884
========================================================================
                                                              14,405,376
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.84%

Emulex Corp.(b)                                   294,151      4,800,544
========================================================================

CONSTRUCTION & ENGINEERING-0.84%

Quanta Services, Inc.(b)(c)                       182,635      4,792,342
========================================================================

CONSTRUCTION MATERIALS-0.97%

Texas Industries, Inc.(c)                          78,722      5,518,412
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


DATA PROCESSING & OUTSOURCED SERVICES-3.30%

CyberSource Corp.(b)                              339,207   $  6,027,708
------------------------------------------------------------------------
Euronet Worldwide, Inc.(b)(c)(d)                  184,566      5,536,980
------------------------------------------------------------------------
Wright Express Corp.(b)                           203,938      7,237,760
========================================================================
                                                              18,802,448
========================================================================

DIVERSIFIED CHEMICALS-1.14%

FMC Corp.                                         119,152      6,499,742
========================================================================

DIVERSIFIED METALS & MINING-1.03%

Compass Minerals International, Inc.              143,315      5,875,915
========================================================================

EDUCATION SERVICES-2.40%

Capella Education Co.(b)                          142,043      9,298,135
------------------------------------------------------------------------
Universal Technical Institute Inc.(b)(c)          258,073      4,387,241
========================================================================
                                                              13,685,376
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.39%

Genlyte Group Inc. (The)(b)                        82,959      7,897,697
========================================================================

ELECTRONIC MANUFACTURING SERVICES-3.02%

Benchmark Electronics, Inc.(b)                    280,492      4,973,123
------------------------------------------------------------------------
Methode Electronics, Inc.                         382,842      6,293,923
------------------------------------------------------------------------
Park Electrochemical Corp.                        209,785      5,924,328
========================================================================
                                                              17,191,374
========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-1.27%

ABM Industries Inc                                136,703      2,787,374
------------------------------------------------------------------------
Waste Connections, Inc.(b)                        144,658      4,469,932
========================================================================
                                                               7,257,306
========================================================================

FOOD RETAIL-1.12%

Ruddick Corp.                                     183,920      6,376,506
========================================================================

GAS UTILITIES-1.35%

Energen Corp.                                     119,490      7,674,843
========================================================================

HEALTH CARE DISTRIBUTORS-1.08%

Owens & Minor, Inc.                               145,380      6,168,473
========================================================================

HEALTH CARE EQUIPMENT-0.59%

ev3 Inc.(b)(c)                                    262,815      3,340,379
========================================================================

HEALTH CARE FACILITIES-0.79%

Skilled Healthcare Group Inc.-Class A(b)          308,512      4,513,531
========================================================================

AIM Small Cap Equity Fund


                                                 SHARES        VALUE
------------------------------------------------------------------------

HEALTH CARE SERVICES-1.89%

Cross Country Healthcare, Inc.(b)                 314,251   $  4,474,934
------------------------------------------------------------------------
Gentiva Health Services, Inc.(b)                  331,595      6,313,569
========================================================================
                                                              10,788,503
========================================================================

HEALTH CARE SUPPLIES-2.41%

Haemonetics Corp.(b)                              139,361      8,782,530
------------------------------------------------------------------------
Medical Action Industries Inc.(b)                 236,874      4,938,823
========================================================================
                                                              13,721,353
========================================================================

HEALTH CARE TECHNOLOGY-1.50%

Omnicell, Inc.(b)                                 317,968      8,562,878
========================================================================

HOME ENTERTAINMENT SOFTWARE-0.90%

THQ Inc.(b)(c)                                    182,834      5,154,090
========================================================================

HOTELS, RESORTS & CRUISE LINES-0.98%

Ambassadors Group, Inc.(c)                         75,973      1,391,066
------------------------------------------------------------------------
Red Lion Hotels Corp.(b)                          418,900      4,168,055
========================================================================
                                                               5,559,121
========================================================================

HOUSEHOLD APPLIANCES-1.18%

Snap-on Inc.                                      139,299      6,719,784
========================================================================

HOUSEWARES & SPECIALTIES-1.51%

Tupperware Brands Corp.                           261,201      8,627,469
========================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-0.74%

Kforce Inc.(b)                                    433,401      4,225,660
========================================================================

INDUSTRIAL MACHINERY-4.99%

Chart Industries, Inc.(b)                         223,128      6,894,655
------------------------------------------------------------------------
Kadant Inc.(b)                                    257,172      7,630,293
------------------------------------------------------------------------
RBC Bearings Inc.(b)                              177,572      7,717,279
------------------------------------------------------------------------
Valmont Industries, Inc.                           69,511      6,194,821
========================================================================
                                                              28,437,048
========================================================================

INSURANCE BROKERS-0.95%

Hilb Rogal and Hobbs Co.                          132,813      5,388,223
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.76%

Alaska Communications Systems Group Inc.(c)       310,431      4,656,465
------------------------------------------------------------------------
Cincinnati Bell Inc.(b)                           943,582      4,482,014
------------------------------------------------------------------------
NTELOS Holdings Corp.(c)                          221,184      6,566,953
========================================================================
                                                              15,705,432
========================================================================

INTERNET RETAIL-0.66%

Audible, Inc.(b)(c)                               424,810      3,789,305
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


INTERNET SOFTWARE & SERVICES-2.83%

Ariba, Inc.(b)(c)                                 562,951   $  6,276,904
------------------------------------------------------------------------
DealerTrack Holdings Inc.(b)                       95,584      3,199,197
------------------------------------------------------------------------
Open Text Corp. (Canada)(b)(c)                    212,221      6,674,350
========================================================================
                                                              16,150,451
========================================================================

INVESTMENT BANKING & BROKERAGE-0.88%

CMET Finance Holdings, Inc. (Acquired
  12/08/03; Cost $4,480,000)(b)(d)(e)              44,800        672,896
------------------------------------------------------------------------
Thomas Weisel Partners Group, Inc.(b)             315,801      4,335,948
========================================================================
                                                               5,008,844
========================================================================

IT CONSULTING & OTHER SERVICES-0.46%

EnerNOC, Inc.(b)(c)                                53,654      2,634,411
========================================================================

LEISURE PRODUCTS-0.27%

Smith & Wesson Holding Corp.(b)(c)                251,359      1,533,290
========================================================================

LIFE SCIENCES TOOLS & SERVICES-3.44%

Bio-Rad Laboratories, Inc.-Class A(b)              86,329      8,945,411
------------------------------------------------------------------------
Dionex Corp.(b)                                    57,008      4,723,683
------------------------------------------------------------------------
eResearch Technology, Inc.(b)                     501,930      5,932,812
========================================================================
                                                              19,601,906
========================================================================

METAL & GLASS CONTAINERS-1.63%

AptarGroup, Inc.                                  163,166      6,675,121
------------------------------------------------------------------------
Bway Holding Co.(b)                               268,087      2,613,848
========================================================================
                                                               9,288,969
========================================================================

MOVIES & ENTERTAINMENT-1.01%

World Wrestling Entertainment, Inc.-Class A       391,964      5,785,389
========================================================================

MULTI-UTILITIES-0.49%

Avista Corp.                                      130,561      2,812,284
========================================================================

OFFICE REIT'S-0.85%

Alexandria Real Estate Equities, Inc.              47,392      4,818,345
========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.14%

Complete Production Services, Inc.(b)             284,336      5,109,518
------------------------------------------------------------------------
NATCO Group Inc.-Class A(b)                       121,172      6,561,464
------------------------------------------------------------------------
Oceaneering International, Inc.(b)                 92,136      6,205,359
========================================================================
                                                              17,876,341
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-3.76%

Comstock Resources, Inc.(b)                       228,833      7,780,322
------------------------------------------------------------------------
Parallel Petroleum Corp.(b)                       353,763      6,236,842
------------------------------------------------------------------------
Penn Virginia Corp.                               169,853      7,410,686
========================================================================
                                                              21,427,850
========================================================================

AIM Small Cap Equity Fund


                                                 SHARES        VALUE
------------------------------------------------------------------------

PACKAGED FOODS & MEATS-3.13%

Flowers Foods, Inc.                               319,442   $  7,478,126
------------------------------------------------------------------------
J & J Snack Foods Corp.                           169,916      5,314,972
------------------------------------------------------------------------
TreeHouse Foods, Inc.(b)                          220,244      5,063,410
========================================================================
                                                              17,856,508
========================================================================

PHARMACEUTICALS-1.55%

Axcan Pharma Inc. (Canada)(b)                     257,628      5,925,444
------------------------------------------------------------------------
ViroPharma Inc.(b)(c)                             367,133      2,915,036
========================================================================
                                                               8,840,480
========================================================================

PROPERTY & CASUALTY INSURANCE-3.08%

Assured Guaranty Ltd.(b)                          256,574      6,809,474
------------------------------------------------------------------------
FPIC Insurance Group, Inc.(b)                     139,144      5,980,409
------------------------------------------------------------------------
Philadelphia Consolidated Holding Corp.(b)        121,502      4,781,104
========================================================================
                                                              17,570,987
========================================================================

PUBLISHING-0.47%

GateHouse Media, Inc.(c)                          303,391      2,663,773
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.64%

Jones Lang LaSalle Inc.                            51,160      3,640,546
========================================================================

REGIONAL BANKS-3.80%

Columbia Banking System, Inc.                     190,476      5,662,851
------------------------------------------------------------------------
First Financial Bankshares, Inc.(c)                81,612      3,072,692
------------------------------------------------------------------------
Signature Bank(b)                                 135,006      4,556,452
------------------------------------------------------------------------
Sterling Bancshares, Inc.                         546,007      6,093,438
------------------------------------------------------------------------
Sterling Financial Corp.                          135,564      2,276,120
========================================================================
                                                              21,661,553
========================================================================

RESTAURANTS-1.28%

IHOP Corp.(c)                                      94,460      3,455,347
------------------------------------------------------------------------
Papa John's International, Inc.(b)                168,149      3,816,982
========================================================================
                                                               7,272,329
========================================================================

SEMICONDUCTOR EQUIPMENT-1.21%

ATMI, Inc.(b)                                     213,915      6,898,759
========================================================================

SEMICONDUCTORS-3.22%

DSP Group, Inc.(b)                                321,019      3,916,432
------------------------------------------------------------------------
Power Integrations, Inc.(b)                       177,119      6,098,207
------------------------------------------------------------------------
Semtech Corp.(b)                                  346,976      5,385,068
------------------------------------------------------------------------
Supertex, Inc.(b)(c)                               93,825      2,935,784
========================================================================
                                                              18,335,491
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


SPECIALIZED REIT'S-1.21%

LaSalle Hotel Properties                          112,285   $  3,581,892
------------------------------------------------------------------------
Universal Health Realty Income Trust               92,853      3,290,710
========================================================================
                                                               6,872,602
========================================================================

SPECIALTY CHEMICALS-1.66%

A. Schulman, Inc.(c)                              213,017      4,590,516
------------------------------------------------------------------------
H.B. Fuller Co.                                   217,835      4,890,396
========================================================================
                                                               9,480,912
========================================================================

SPECIALTY STORES-0.35%

Ulta Salon Cosmetics & Fragrance Inc.(b)(c)       116,607      1,999,810
========================================================================

STEEL-1.27%

Carpenter Technology Corp.                         96,012      7,217,222
========================================================================

SYSTEMS SOFTWARE-1.09%

Double-Take Software, Inc.(b)                     285,199      6,194,522
========================================================================

TECHNOLOGY DISTRIBUTORS-0.69%

Agilysys, Inc.                                    259,442      3,922,763
========================================================================

TRADING COMPANIES & DISTRIBUTORS-1.75%

UAP Holding Corp.                                 258,365      9,972,889
========================================================================

TRUCKING-1.66%

Landstar System, Inc.                             101,968      4,297,951
------------------------------------------------------------------------
Marten Transport, Ltd.(b)                         371,916      5,188,228
========================================================================
                                                               9,486,179
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $492,757,107)                          565,658,944
========================================================================

MONEY MARKET FUNDS-1.07%

Liquid Assets Portfolio-Institutional
  Class(f)                                      3,038,141      3,038,141
------------------------------------------------------------------------
Premier Portfolio-Institutional Class(f)        3,038,141      3,038,141
========================================================================
    Total Money Market Funds (Cost
      $6,076,282)                                              6,076,282
========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-100.34% (Cost
  $498,833,389)                                              571,735,226
========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-9.43%

Liquid Assets Portfolio-Institutional Class
  (Cost $53,749,840)(f)(g)                     53,749,840     53,749,840
========================================================================
TOTAL INVESTMENTS-109.77% (Cost $552,583,229)                625,485,066
------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(9.77)%                        (55,677,338)
------------------------------------------------------------------------
NET ASSETS-100.00%                                          $569,807,728
________________________________________________________________________
========================================================================

AIM Small Cap Equity Fund

Investment Abbreviations:

REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) Non-income producing security.
(c) All or a portion of this security was out on loan at December 31, 2007.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2007 was $6,209,876, which represented 1.09% of the Fund's Net Assets. These securities are considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase.
(e) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at December 31, 2007 represented 0.12% of the Fund's Net Assets. See Note 1A.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Small Cap Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $492,757,107)*     $565,658,944
-----------------------------------------------------------
Investments in affiliated money market funds
  (Cost $59,826,122)                             59,826,122
-----------------------------------------------------------
Total investments (Cost $552,583,229)           625,485,066
-----------------------------------------------------------
Receivables for:
  Investments sold                                  626,843
-----------------------------------------------------------
  Fund shares sold                                  625,997
-----------------------------------------------------------
  Dividends                                         467,376
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               72,824
-----------------------------------------------------------
Other assets                                         12,706
===========================================================
    Total assets                                627,290,812
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           1,192,039
-----------------------------------------------------------
  Fund shares reacquired                          1,644,939
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                132,714
-----------------------------------------------------------
  Collateral upon return of securities loaned    53,749,840
-----------------------------------------------------------
Accrued distribution fees                           225,779
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              615
-----------------------------------------------------------
Accrued transfer agent fees                         303,800
-----------------------------------------------------------
Accrued operating expenses                          233,358
===========================================================
    Total liabilities                            57,483,084
===========================================================
Net assets applicable to shares outstanding    $569,807,728
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $492,032,663
-----------------------------------------------------------
Undistributed net investment income (loss)         (121,424)
-----------------------------------------------------------
Undistributed net realized gain                   4,994,652
-----------------------------------------------------------
Unrealized appreciation                          72,901,837
===========================================================
                                               $569,807,728
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $343,993,233
___________________________________________________________
===========================================================
Class B                                        $107,416,983
___________________________________________________________
===========================================================
Class C                                        $ 53,683,838
___________________________________________________________
===========================================================
Class R                                        $ 26,250,733
___________________________________________________________
===========================================================
Institutional Class                            $ 38,462,941
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          29,351,504
___________________________________________________________
===========================================================
Class B                                           9,837,014
___________________________________________________________
===========================================================
Class C                                           4,917,822
___________________________________________________________
===========================================================
Class R                                           2,280,107
___________________________________________________________
===========================================================
Institutional Class                               3,215,653
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.72
-----------------------------------------------------------
  Maximum offering price per share
  (Net asset value of $11.72 divided by
    94.50%)                                    $      12.40
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      10.92
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      10.92
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      11.51
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      11.96
___________________________________________________________
===========================================================

* At December 31, 2007, securities with an aggregate value of $52,315,853 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Small Cap Equity Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends                                                     $  4,655,577
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $179,223)                           666,801
==========================================================================
    Total investment income                                      5,322,378
==========================================================================

EXPENSES:

Advisory fees                                                    4,426,369
--------------------------------------------------------------------------
Administrative services fees                                       169,131
--------------------------------------------------------------------------
Custodian fees                                                      34,933
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          791,834
--------------------------------------------------------------------------
  Class B                                                        1,268,523
--------------------------------------------------------------------------
  Class C                                                          578,041
--------------------------------------------------------------------------
  Class R                                                          137,436
--------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                             1,503,374
--------------------------------------------------------------------------
Transfer agent fees -- Institutional                                   435
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           32,250
--------------------------------------------------------------------------
Other                                                              341,102
==========================================================================
    Total expenses                                               9,283,428
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                  (366,028)
==========================================================================
    Net expenses                                                 8,917,400
==========================================================================
Net investment income (loss)                                    (3,595,022)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain from investment securities (includes net
  gains from securities sold to affiliates of $102,721)         54,821,346
==========================================================================
Change in net unrealized appreciation (depreciation)           (32,039,448)
==========================================================================
Net realized and unrealized gain                                22,781,898
==========================================================================
Net increase in net assets resulting from operations          $ 19,186,876
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Small Cap Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                  2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (3,595,022)   $ (3,914,439)
------------------------------------------------------------------------------------------
  Net realized gain                                             54,821,346      75,649,095
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)         (32,039,448)     (2,727,353)
==========================================================================================
    Net increase in net assets resulting from operations        19,186,876      69,007,303
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (29,992,662)    (36,462,500)
------------------------------------------------------------------------------------------
  Class B                                                      (10,156,017)    (19,731,723)
------------------------------------------------------------------------------------------
  Class C                                                       (5,014,599)     (8,937,506)
------------------------------------------------------------------------------------------
  Class R                                                       (2,305,068)     (4,122,500)
------------------------------------------------------------------------------------------
  Institutional Class                                           (3,264,873)     (2,432,755)
------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions        (50,733,219)    (71,686,984)
==========================================================================================
Share transactions-net:
  Class A                                                      119,069,962      27,183,520
------------------------------------------------------------------------------------------
  Class B                                                      (13,915,556)     (5,223,138)
------------------------------------------------------------------------------------------
  Class C                                                         (747,735)      2,793,822
------------------------------------------------------------------------------------------
  Class R                                                         (682,405)     10,834,095
------------------------------------------------------------------------------------------
  Institutional Class                                           23,360,252      13,316,914
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              127,084,518      48,905,213
==========================================================================================
    Net increase in net assets                                  95,538,175      46,225,532
==========================================================================================

NET ASSETS:

  Beginning of year                                            474,269,553     428,044,021
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(121,424) and $(1,486,927), respectively)      $569,807,728    $474,269,553
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Small Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is long-term growth of capital.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net

AIM Small Cap Equity Fund

     gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund.

       Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of 0.85% the Fund's average daily net assets.

    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007 AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the following annual rates of the Fund's average daily net assets:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.745%
--------------------------------------------------------------------
Next $250 million                                             0.73%
--------------------------------------------------------------------
Next $500 million                                             0.715%
--------------------------------------------------------------------
Next $1.5 billion                                             0.70%
--------------------------------------------------------------------
Next $2.5 billion                                             0.685%
--------------------------------------------------------------------
Next $2.5 billion                                             0.67%
--------------------------------------------------------------------
Next $2.5 billion                                             0.655%
--------------------------------------------------------------------
Over $10 billion                                              0.64%
 ___________________________________________________________________
====================================================================


    Effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds

AIM Small Cap Equity Fund

with cash collateral from securities loaned by the Fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $307,546.

    At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2007, Invesco reimbursed expenses of the Fund in the amount of $5,033.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2007, ADI advised the Fund that it retained $54,512 in front-end sales commissions from the sale of Class A shares and $487, $80,704, $5,142 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $ 6,551,842      $106,489,800      $(110,003,501)     $3,038,141      $244,076
-------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class             6,551,842       106,489,800       (110,003,501)      3,038,141       243,502
=================================================================================================
  Subtotal        $13,103,684      $212,979,600      $(220,007,002)     $6,076,282      $487,578
_________________________________________________________________________________________________
=================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME*
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $        --      $147,843,595      $ (94,093,755)     $53,749,840     $139,942
-------------------------------------------------------------------------------------------------
STIC
Prime -- Institutional
  Class             3,799,849        29,203,146        (33,002,995)              --       39,281
=================================================================================================
  Subtotal          3,799,849       177,046,741       (127,096,750)      53,749,840      179,223
=================================================================================================
  Total
    Investments
    in
    Affiliates    $16,903,533      $390,026,341      $(347,103,752)     $59,826,122     $666,801
_________________________________________________________________________________________________
=================================================================================================

* Net of compensation to counterparties.

AIM Small Cap Equity Fund

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities sales of $2,849,360, which resulted in net realized gains of $102,721, and securities purchases of $629,694.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended December 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $53,449.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $5,115 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

AIM Small Cap Equity Fund


    At December 31, 2007, securities with an aggregate value of $52,315,853 were on loan to brokers. The loans were secured by cash collateral of $53,749,840 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $179,223 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2007 and 2006 was as follows:

                                                                 2007           2006
----------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $ 9,752,973    $ 7,714,419
----------------------------------------------------------------------------------------
Long-term capital gain                                         40,980,246     63,972,565
========================================================================================
  Total distributions                                         $50,733,219    $71,686,984
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:


As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  1,496,544
----------------------------------------------------------------------------
Undistributed long-term gain                                       3,899,010
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                        72,500,935
----------------------------------------------------------------------------
Temporary book/tax differences                                      (121,424)
----------------------------------------------------------------------------
Shares of beneficial interest                                    492,032,663
============================================================================
  Total net assets                                              $569,807,728
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales and the tax deferral of losses on certain straddles.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2007.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $337,874,367 and $264,768,758, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $121,143,636
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (48,642,701)
------------------------------------------------------------------------------
Net unrealized appreciation of investment securities             $ 72,500,935
==============================================================================
Cost of investments for tax purposes is $552,984,131.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, passive foreign investment companies, partnerships, expenses related to the plan of reorganization and certain trust investments, on December 31, 2007, undistributed net investment income (loss) was increased by $5,016,515, undistributed net realized gain was decreased by $5,000,807 and shares of beneficial interest decreased by $15,708. Further, as a result of tax deferrals acquired in the reorganization of AIM Opportunities I Fund into the Fund, undistributed net investment income (loss) was decreased by $55,990, undistributed net realized gain was decreased by $70,946 and shares of beneficial interest increased by $126,936. These reclassifications had no effect on the net assets of the Fund.

AIM Small Cap Equity Fund

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED                    YEAR ENDED
                                                                 DECEMBER 31, 2007(A)            DECEMBER 31, 2006
                                                              ---------------------------    -------------------------
                                                                SHARES         AMOUNT          SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      5,343,108    $  70,760,228     4,794,651    $64,276,733
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        517,633        6,341,819     1,279,476     16,202,198
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        532,166        6,440,580       859,764     11,071,910
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        585,378        7,362,480     1,190,165     15,898,736
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          1,610,396       20,741,905       839,404     11,343,836
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      2,467,977       28,653,263     2,802,700     34,753,476
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        895,442        9,688,676     1,609,455     18,862,808
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        435,538        4,712,523       714,847      8,378,003
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        201,841        2,303,018       336,500      4,118,765
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            275,517        3,264,873       193,536      2,432,755
======================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                      9,152,387      118,894,223            --             --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,921,059       23,515,193            --             --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        818,718       10,022,526            --             --
----------------------------------------------------------------------------------------------------------------------
  Class R                                                             --               --            --             --
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 --               --            --             --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      1,161,604       14,986,698       444,500      5,927,010
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,235,588)     (14,986,698)     (465,030)    (5,927,010)
======================================================================================================================
Reacquired:
  Class A                                                     (8,863,106)    (114,224,450)   (5,808,551)   (77,773,699)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,168,868)     (38,474,546)   (2,694,084)   (34,361,134)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,819,422)     (21,923,364)   (1,300,311)   (16,656,091)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                       (822,111)     (10,347,903)     (682,383)    (9,183,406)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (50,548)        (646,526)      (34,877)      (459,677)
======================================================================================================================
                                                               9,959,121    $ 127,084,518     4,079,762    $48,905,213
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 19% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, 6% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by AIM.
(b) As of the open of business on April 23, 2007, the Fund acquired all the net asset of AIM Opportunities I Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 8, 2006 and by the shareholders of AIM Opportunities I Fund on April 12, 2007. The acquisition was accomplished by a tax-free exchange of 11,892,164 shares of the Fund for 11,952,567 shares outstanding of AIM Opportunities I Fund as of the close of business on April 20, 2007. Each class of AIM Opportunities I Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of AIM Small Cap Equity Fund to the net asset value of the Fund on the close of business, April 20, 2007. AIM Opportunities I Fund's net assets at that date of $152,431,942 including $24,404,550 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $480,206,915. The net assets of the Fund immediately following the acquisition were $632,638,857.

AIM Small Cap Equity Fund

NOTE 13--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s).

New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements") . This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2007           2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.24       $  12.26    $  12.80    $  12.03    $   8.23
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)(a)      (0.07)(a)    (0.10)     (0.09)(a)    (0.09)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.64           2.16        0.96        1.22        3.89
=========================================================================================================================
    Total from investment operations                              0.59           2.09        0.86        1.13        3.80
=========================================================================================================================
Less distributions from net realized gains                       (1.11)         (2.11)      (1.40)      (0.36)         --
=========================================================================================================================
Net asset value, end of period                                $  11.72       $  12.24    $  12.26    $  12.80    $  12.03
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                   4.92%         16.83%       6.58%       9.45%      46.17%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $343,993       $245,868    $218,915    $247,581    $266,284
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.37%(c)       1.49%       1.51%       1.53%       1.77%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.43%(c)       1.60%       1.62%       1.64%       1.77%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.42)%(c)     (0.55)%     (0.84)%     (0.77)%     (0.89)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(d)                                          49%            56%         52%        124%        112%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $316,733,676.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year. For the period ending December 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $128,317,933 and sold of $144,885,693 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM Opportunities I Fund into the Fund.

AIM Small Cap Equity Fund

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2007           2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.56       $  11.77    $  12.42    $  11.77    $   8.11
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.14)(a)      (0.17)(a)    (0.19)     (0.18)(a)    (0.15)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.61           2.07        0.94        1.19        3.81
=========================================================================================================================
    Total from investment operations                              0.47           1.90        0.75        1.01        3.66
=========================================================================================================================
Less distributions from net realized gains                       (1.11)         (2.11)      (1.40)      (0.36)         --
=========================================================================================================================
Net asset value, end of period                                $  10.92       $  11.56    $  11.77    $  12.42    $  11.77
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                   4.16%         15.90%       5.89%       8.64%      45.13%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $107,417       $126,111    $131,547    $156,450    $177,811
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.12%(c)       2.24%       2.21%       2.27%       2.42%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.18%(c)       2.35%       2.32%       2.29%       2.42%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.17)%(c)     (1.30)%     (1.54)%     (1.51)%     (1.54)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(d)                                          49%            56%         52%        124%        112%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $126,852,323.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year. For the period ending December 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $128,317,933 and sold of $144,885,693 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM Opportunities I Fund into the Fund.

                                                                                     CLASS C
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2007          2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.56       $ 11.76    $ 12.42    $ 11.77    $  8.11
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.14)(a)     (0.17)(a)   (0.19)    (0.18)(a)   (0.15)(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.61          2.08       0.93       1.19       3.81
====================================================================================================================
    Total from investment operations                             0.47          1.91       0.74       1.01       3.66
====================================================================================================================
Less distributions from net realized gains                      (1.11)        (2.11)     (1.40)     (0.36)        --
====================================================================================================================
Net asset value, end of period                                $ 10.92       $ 11.56    $ 11.76    $ 12.42    $ 11.77
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  4.16%        16.00%      5.81%      8.64%     45.13%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $53,684       $57,221    $55,009    $65,792    $75,763
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.12%(c)      2.24%      2.21%      2.27%      2.42%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.18%(c)      2.35%      2.32%      2.29%      2.42%
====================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.17)%(c)    (1.30)%    (1.54)%    (1.51)%    (1.54)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(d)                                         49%           56%        52%       124%       112%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $57,804,079.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year. For the period ending December 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $128,317,933 and sold of $144,885,693 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM Opportunities I Fund into the Fund.

AIM Small Cap Equity Fund

                                                                                     CLASS R
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2007          2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.07       $ 12.15    $ 12.71    $ 11.99    $  8.22
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.09)(a)     (0.11)(a)   (0.13)    (0.12)(a)   (0.11)(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.64          2.14       0.97       1.20       3.88
====================================================================================================================
    Total from investment operations                             0.55          2.03       0.84       1.08       3.77
====================================================================================================================
Less distributions from net realized gains                      (1.11)        (2.11)     (1.40)     (0.36)        --
====================================================================================================================
Net asset value, end of period                                $ 11.51       $ 12.07    $ 12.15    $ 12.71    $ 11.99
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  4.65%        16.47%      6.48%      9.06%     45.86%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $26,251       $27,946    $17,862    $11,817    $ 2,502
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.62%(c)      1.74%      1.71%      1.77%      1.92%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.68%(c)      1.85%      1.82%      1.79%      1.92%
====================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.67)%(c)    (0.80)%    (1.04)%    (1.01)%    (1.04)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(d)                                         49%           56%        52%       124%       112%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)  Ratios are based on average daily net assets of $27,487,150.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year. For the period ending December 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $128,317,933 and sold of $144,885,693 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM Opportunities I Fund into the Fund.

                                                                           INSTITUTIONAL CLASS
                                                              ----------------------------------------------
                                                                   YEAR ENDED             APRIL 29, 2005
                                                                  DECEMBER 31,             (COMMENCEMENT
                                                              ---------------------    DATE) TO DECEMBER 31,
                                                               2007          2006              2005
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.40       $ 12.33           $ 11.69
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.01(a)       0.01(a)          (0.01)
------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.66          2.17              2.05
============================================================================================================
    Total from investment operations                             0.67          2.18              2.04
============================================================================================================
Less distributions from net realized gains                      (1.11)        (2.11)            (1.40)
============================================================================================================
Net asset value, end of period                                $ 11.96       $ 12.40           $ 12.33
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                  5.50%        17.45%            17.31%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $38,463       $17,122           $ 4,712
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.84%(c)      0.90%             0.87%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.89%(c)      1.01%             0.98%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets      0.11%(c)      0.04%            (0.20)%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                                         49%           56%               52%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $32,563,531.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year. For the period ending December 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $128,317,933 and sold of $144,885,693 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM Opportunities I Fund into the Fund.

AIM Small Cap Equity Fund


NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On July 6, 2007, the Securities and Exchange Commission ("SEC") published notice of two proposed distribution plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by AIM who may have been harmed by market timing and related activity. Comments on the Distribution Plans were due no later than August 6, 2007 and the Distribution Plans are awaiting final approval by the SEC. Distributions from the Fair Funds will begin after the SEC finally approves the Distribution Plans. The proposed Distribution Plans provide for distribution to all eligible investors, for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the AIM Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the Distribution Plans have not received final approval from the SEC and distribution of the Fair Funds has not yet commenced, management of AIM and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

    At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Small Cap Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Funds Group and Shareholders of AIM Small Cap Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Small Cap Equity Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2008
Houston, Texas

AIM Small Cap Equity Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00           $964.10           $ 6.78           $1,018.30          $ 6.97            1.37%
          B                   1,000.00            961.00            10.48            1,014.52           10.76            2.12
          C                   1,000.00            961.00            10.48            1,014.52           10.76            2.12
          R                   1,000.00            962.70             8.01            1,017.04            8.24            1.62

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Small Cap Equity Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                      HYPOTHETICAL
                                                                                (5% ANNUAL RETURN BEFORE
                                                       ACTUAL                           EXPENSES)
                            BEGINNING          ENDING          EXPENSES          ENDING          EXPENSES       ANNUALIZED
                          ACCOUNT VALUE     ACCOUNT VALUE     PAID DURING     ACCOUNT VALUE     PAID DURING      EXPENSE
CLASS                      (07/01/07)       (12/31/07)(1)      PERIOD(2)       (12/31/07)        PERIOD(2)        RATIO
    Institutional           $1,000.00         $  966.80         $ 4.16          $1,020.97          $4.28           0.84%

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Supplement to Annual Report dated 12/31/07

AIM Small Cap Equity Fund
                                             ==========================================
Institutional Class Shares                   AVERAGE ANNUAL TOTAL RETURNS                    PLEASE NOTE THAT PAST PERFORMANCE IS
                                             For periods ended 12/31/07                   NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been                                                        RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class      Inception                            7.93%   THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview        5 Years                          16.28    REINVESTMENT OF DISTRIBUTIONS AT NAV.
specific to their holdings. Institutional       1 Year                            5.41    INVESTMENT RETURN AND PRINCIPAL VALUE WILL
Class shares are offered exclusively to      ==========================================   FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
institutional investors, including defined                                                MAY BE WORTH MORE OR LESS THAN THEIR
contribution plans that meet certain         INSTITUTIONAL CLASS SHARES' INCEPTION DATE   ORIGINAL COST. SEE FULL REPORT FOR
criteria.                                    IS APRIL 29, 2005. RETURNS SINCE THAT DATE   INFORMATION ON COMPARATIVE BENCHMARKS.
                                             ARE HISTORICAL RETURNS. ALL OTHER RETURNS    PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             ARE BLENDED RETURNS OF HISTORICAL            MORE INFORMATION. FOR THE MOST CURRENT
                                             INSTITUTIONAL CLASS SHARE PERFORMANCE AND    MONTH-END PERFORMANCE, PLEASE CALL
                                             RESTATED CLASS A SHARE PERFORMANCE (FOR      800-451-4246 OR VISIT AIMINVESTMENTS.COM.
                                             PERIODS PRIOR TO THE INCEPTION DATE OF
                                             INSTITUTIONAL CLASS SHARES) AT NET ASSET
                                             VALUE (NAV) AND REFLECT THE HIGHER RULE
                                             12B-1 FEES APPLICABLE TO CLASS A SHARES.
                                             CLASS A SHARES' INCEPTION DATE IS AUGUST
                                             31, 2000.

                                                INSTITUTIONAL CLASS SHARES HAVE NO
                                             SALES CHARGE; THEREFORE, PERFORMANCE IS AT
                                             NAV. PERFORMANCE OF INSTITUTIONAL CLASS
                                             SHARES WILL DIFFER FROM PERFORMANCE OF
                                             OTHER SHARE CLASSES PRIMARILY DUE TO
                                             DIFFERING SALES CHARGES AND CLASS
                                             EXPENSES.

==========================================
NASDAQ SYMBOL                        SMEIX
==========================================

Over for information on your Fund's expenses.

=======================================================================================
THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                            [AIM INVESTMENTS LOGO]
AIMINVESTMENTS.COM         SCE-INS-1            A I M Distributors, Inc.                                  -- REGISTERED TRADEMARK --

AIM Small Cap Equity Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Long-Term Capital Gain Dividends         $40,980,246
         Qualified Dividend Income*                        43%
         Corporate Dividends Received
           Deduction*                                      42%

       * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 were 6.84%, 2.62%, 5.07%, and 3.26%, respectively.

AIM Small Cap Equity Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       1987       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         2001       Retired                                   None
  Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm)
                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2000       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          1997       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      1998       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        1992       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee                                    Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Small Cap Equity Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, Invesco       N/A
  Vice President                             Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       General Counsel, Secretary and Senior
  Vice President                             Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       1992       Head of Invesco's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

                [EDELIVERY                   Fund holdings and proxy voting information
               GO PAPERLESS
       AIMINVESTMENTS.COM/EDELIVERY          The Fund provides a complete list of its
                 GRAPHIC]                    holdings four times in each fiscal year,
                                             at the quarter-ends. For the second and
REGISTER FOR EDELIVERY                       fourth quarters, the lists appear in the
                                             Fund's semiannual and annual reports to
eDelivery is the process of receiving your   shareholders. For the first and third
fund and account information via e-mail.     quarters, the Fund files the lists with
Once your quarterly statements, tax forms,   the Securities and Exchange Commission
fund reports, and prospectuses are           (SEC) on Form N-Q. The most recent list of
available, we will send you an e-mail        portfolio holdings is available at
notification containing links to these       AIMinvestments.com. From our home page,
documents. For security purposes, you will   click on Products & Performance, then
need to log in to your account to view       Mutual Funds, then Fund Overview. Select
your statements and tax forms.               your Fund from the drop-down menu and
                                             click on Complete Quarterly Holdings.
WHY SIGN UP?                                 Shareholders can also look up the Fund's
                                             Forms N-Q on the SEC Web site at sec.gov.
Register for eDelivery to:                   Copies of the Fund's Forms N-Q may be
                                             reviewed and copied at the SEC Public
o  save your Fund the cost of printing and   Reference Room in Washington, D.C. You can
   postage.                                  obtain information on the operation of the
                                             Public Reference Room, including
o  reduce the amount of paper you receive.   information about duplicating fee charges,
                                             by calling 202-942-8090 or 800-732-0330,
o  gain access to your documents faster by   or by electronic request at the following
   not waiting for the mail.                 e-mail address: publicinfo@sec.gov. The
                                             SEC file numbers for the Fund are
o  view your documents online anytime at     811-01540 and 002-27334.
   your convenience.
                                             A description of the policies and
o  save the documents to your personal       procedures that the Fund uses to determine
   computer or print them out for your       how to vote proxies relating to portfolio
   records.                                  securities is available without charge,
                                             upon request, from our Client Services
HOW DO I SIGN UP?                            department at 800-959-4246 or on the AIM
                                             Web site, AIMinvestments.com. On the home
It's easy. Just follow these simple steps:   page, scroll down and click on Proxy
                                             Policy. The information is also available
1. Log in to your account.                   on the SEC Web site, sec.gov.

2. Click on the "Service Center" tab.        Information regarding how the Fund voted
                                             proxies related to its portfolio
3. Select "Register for eDelivery" and       securities during the 12 months ended June
   complete the consent process.             30, 2007, is available at our Web site. Go
                                             to AIMinvestments.com, access the About Us
This AIM service is provided by AIM          tab, click on Required Notices and then
Investment Services, Inc.                    click on Proxy Voting Activity. Next,
                                             select the Fund from the drop-down menu.
                                             The information is also available on the
                                             SEC Web site, sec.gov.

                                             If used after April 20, 2008, this report
                                             must be accompanied by a Fund fact sheet
                                             or by an AIM Quarterly Performance Review
                                             for the most recent quarter-end. Mutual
                                             funds and exchange-traded funds
                                             distributed by A I M Distributors, Inc.

                                             SCE-AR-1   A I M Distributors, Inc.

                                                                [AIM INVESTMENTS LOGO]
                                                               --REGISTERED TRADEMARK--

ITEM 2. CODE OF ETHICS.

     As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                Percentage of Fees
                                                Billed Applicable                            Percentage of Fees
                                                   to Non-Audit                             Billed Applicable to
                                                Services Provided                            Non-Audit Services
                           Fees Billed for     for fiscal year end                           Provided for fiscal
                          Services Rendered      2007 Pursuant to       Fees Billed for         year end 2006
                          to the Registrant         Waiver of        Services Rendered to    Pursuant to Waiver
                         for fiscal year end       Pre-Approval       the Registrant for       of Pre-Approval
                                 2007             Requirement(1)     fiscal year end 2006      Requirement(1)
                         -------------------   -------------------   --------------------   --------------------
Audit Fees                     $284,419                N/A                 $251,827                 N/A
Audit-Related Fees (2)         $ 13,950                0%                  $      0                  0%
Tax Fees(3)                    $ 72,320                0%                  $ 66,529                  0%
All Other Fees                 $      0                0%                  $      0                  0%
                               --------                                    --------
Total Fees                     $370,689                0%                  $318,356                  0%

PWC billed the Registrant aggregate non-audit fees of $86,270 for the fiscal year ended 2007, and $66,529 for the fiscal year ended 2006, for non-audit services rendered to the Registrant.

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Audit-Related fees for the fiscal year ended December 31, 2007 includes fees billed for performing agreed upon procedures related to reorganization transactions.

(3) Tax fees for the fiscal year end December 31, 2007 includes fees billed for reviewing tax returns and consultation services. Tax fees for the fiscal year end December 31, 2006 includes fees billed for reviewing tax returns and consultation services.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

     PWC billed AIM Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                       Fees Billed for                                Fees Billed for
                      Non-Audit Services     Percentage of Fees     Non-Audit Services      Percentage of Fees
                     Rendered to AIM and    Billed Applicable to    Rendered to AIM and    Billed Applicable to
                      AIM Affiliates for     Non-Audit Services     AIM Affiliates for      Non-Audit Services
                     fiscal year end 2007    Provided for fiscal   fiscal year end 2006    Provided for fiscal
                      That Were Required        year end 2007       That Were Required        year end 2006
                      to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                     by the Registrant's       of Pre-Approval      by the Registrant's        Pre-Approval
                       Audit Committee         Requirement(1)         Audit Committee         Requirement(1)
                     --------------------   --------------------   --------------------   ---------------------
Audit-Related Fees             $0                    0%                      $0                     0%
Tax Fees                       $0                    0%                      $0                     0%
All Other Fees                 $0                    0%                      $0                     0%
                              ---                                           ---
Total Fees(2)                  $0                    0%                      $0                     0%

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2007, and $0 for the fiscal year ended 2006, for non-audit services rendered to AIM and AIM Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

     1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

               a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

               b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

     2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

     3.   Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     -    Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

          Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 17, 2007, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 17, 2007, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a) (1)   Code of Ethics.

12(a) (2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment
            Company Act of 1940.

12(a) (3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Funds Group


By: /s/ Philip A. Taylor
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: March 7, 2008

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Philip A. Taylor
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: March 7, 2008


By: /s/ Sidney M. Dilgren
    ---------------------------------
    Sidney M. Dilgren
    Principal Financial Officer

Date: March 7, 2008

                                  EXHIBIT INDEX


12(a)(1) Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.